File Nos. 333-187583
811-22818

As filed with the Securities and Exchange Commission
on February 16, 2021

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☑

Pre-Effective Amendment No. __	☐

Post-Effective Amendment No. 20	☑

and

REGISTRATION STATEMENT UNDERTHE INVESTMENT COMPANY ACT OF 1940	☑

Amendment No. 23	☑

WESTCHESTER CAPITAL FUNDS

(Exact Name of Registrant as Specified in Charter)

100 Summit Lake Drive
Valhalla, New York 10595
(Address of principal executive offices)

(914) 741-5600
(Registrant's telephone number, including area code)

Bruce Rubin
Vice President
Westchester Capital Funds
100 Summit Lake Drive
Valhalla, New York 10595
(Name and address of agent for Service)

with copies to:

Jeremy Smith, Esq.
Ropes & Gray LLP
1211 Avenue of the Americas
New York, New York 10036

It is proposed that this filing will become effective:

☐ immediately upon filing pursuant to paragraph (b)

☐ on _____, pursuant to paragraph (b)

☑ 60 days after filing pursuant to paragraph (a)(1)

☐ on (date), pursuant to paragraph (a)(1)

☐ 75 days after filing pursuant to paragraph (a)(2)

☐ on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

This post-effective amendment is being filed pursuant to Rule 485(a) under the Securities Act of 1933, as amended. The Registrant has registered an indefinite amount of its shares of beneficial interest under the Securities Act of 1933, pursuant to Rule 24f-2 under the Investment Company Act of 1940. In reliance upon Rule 24f-2, no filing fee is being paid at this time.

THE MERGER FUND®
Investor Class Shares (MERFX)
Institutional Class Shares (MERIX)

WCM ALTERNATIVES: EVENT-DRIVEN FUND
Investor Class Shares (WCERX)
Institutional Class Shares (WCEIX)

WCM ALTERNATIVES: CREDIT EVENT FUND
Investor Class Shares (WCFRX)
Institutional Class Shares (WCFIX)

100 Summit Lake Drive
Valhalla, New York 10595

PROSPECTUS

[  ], 2021

This Prospectus includes information you should know about the Funds before you invest. Please read it carefully.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

Page

FUND SUMMARIES	[ ]

The Merger Fund	[ ]

WCM Alternatives: Event-Driven Fund	[ ]

WCM Alternatives: Credit Event Fund	[ ]

PRINCIPAL INVESTMENT POLICIES	[ ]

PRINCIPAL RISKS	[ ]

PORTFOLIO HOLDINGS	[ ]

INVESTMENT ADVISER	[ ]

CLASSES OF SHARES	[ ]

DISTRIBUTION ARRANGEMENTS-INVESTOR CLASS SHARES	[ ]

PAYMENTS TO FINANCIAL INTERMEDIARIES	[ ]

INVESTMENT PLANS	[ ]

HOW TO PURCHASE SHARES	[ ]

NET ASSET VALUE	[ ]

REDEMPTIONS	[ ]

CONVERSION OF SHARES BETWEEN CLASSES	[ ]

COST BASIS REPORTING	[ ]

DIVIDENDS, DISTRIBUTIONS AND TAXES	[ ]

NOTICES - HOUSEHOLDING & UNCLAIMED PROPERTY	[ ]

FINANCIAL HIGHLIGHTS	[ ]

APPENDIX A	[ ]

FUND SUMMARIES

THE MERGER FUND

Investment Objective: The Merger Fund (for purposes of this section, the “Fund”) seeks to achieve capital growth by engaging in merger arbitrage.

Fees and Expenses of the Fund: The tables below describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. An investor transacting in Institutional Class Shares may be required to pay a commission to a broker.  Shares of the Fund are also available in Investor Class Shares that have different fees and expenses.

Shareholder Fees (fees paid directly from your investment)	Investor Class	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed)	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)		Investor Class		Institutional Class
Management Fees		1.00%		1.00%
Distribution and/or Service (12b-1) Fees		0.25%		N/A
Total Other Expenses		[ ]%		[ ]%

Dividends and Interest on Short Positions and Borrowing Expense on Securities Sold Short	[ ]%		[ ]%

Remaining Other Expenses	[ ]%		[ ]%

Acquired Fund Fees and Expenses(1)		[ ]%		[ ]%
Total Annual Fund Operating Expenses Before Fee Waiver(2)		[ ]%		[ ]%
Fee Waiver(2)		([ ])%		([ ])%
Total Annual Fund Operating Expenses After Fee Waiver(2)		[ ]%		[ ]%

(1) Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table may not correlate to the expense ratios in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

(2) [The Fund’s contractual management fee rate is 1.00% of the Fund’s average daily net assets. The Adviser has contractually agreed to waive its management fee so that the management fee will be: (i) 1.00% of the first $2 billion in average daily net assets of the Fund; and (ii) 0.93% of the average daily net assets of the Fund above $2 billion. This fee waiver arrangement will apply until [___, 2022], unless it is terminated at an earlier time by the Fund’s Board of Trustees. The information presented regarding the fee waiver may not correlate to the amounts shown in the Fund's financial highlights because the financial highlights reflect a different management fee waiver that was in place for the prior fiscal year.]

Example: The Example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Only the first year of each period in the Example takes into account the fee waiver described above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Investor Class Shares	$[ ]	$[ ]	$[ ]	$[ ]
Institutional Class Shares	$[ ]	$[ ]	$[ ]	$[ ]

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses table above or in the Example, affect the Fund’s performance. During the fiscal year ended December 31, 2020, the Fund’s portfolio turnover rate was [  ]% of the average value of its portfolio.

Principal Investment Strategies: Under normal market conditions, the Fund invests at least 80% of its total assets principally in the common stock, preferred stock and, occasionally, warrants of companies which are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations. Merger arbitrage is a highly specialized investment approach generally designed to profit from the successful completion of such transactions. Although a variety of strategies may be employed depending upon the nature of the reorganizations selected for investment, the simplest form of merger-arbitrage activity involves purchasing the shares of an announced acquisition target at a discount to their expected value upon completion of the acquisition. The size of this discount, known as the arbitrage “spread,” may represent the Fund’s potential profit on such an investment. Because Westchester Capital Management, LLC (the “Adviser”) typically seeks to profit from the “spread” described above upon the completion of a merger, takeover or other reorganization rather than the performance of the market overall or any one issuer, the Adviser believes the merger-arbitrage strategy is designed to provide performance that normally has relatively low correlation with the performance of stock markets.

The Fund may employ a variety of hedging strategies to seek to protect against issuer-related risk or other risks, including selling short the securities of the company that proposes to acquire the acquisition target and/or the purchase and sale of put and call options. (To sell a security short, the Fund may borrow the security from a broker or other counterparty and sell it to a third party. The Fund is obligated to return the same number of securities it borrowed from the broker back to the broker at a later date to close out the short position, at which point in time those securities may have a value that is greater or lesser than the price at which the short sale was established.) In addition, the Fund may enter into derivative transactions and purchase or sell other instruments of any kind for similar or other hedging purposes, duration management or volatility management purposes, or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. For example, the Adviser may seek to hedge the Fund’s portfolio against a decline in the values of its portfolio securities or a decline in the market generally by purchasing put options or other derivative investments.

The Fund may invest significantly in the common stock of and other interests (e.g., warrants) in special purpose acquisition companies or similar special purpose entities that pool funds to seek potential acquisition opportunities (collectively, “SPACs”).  An SPAC investment typically represents an investment in a special purpose vehicle that seeks to identify and effect an acquisition of, or merger with, an operating company in a particular industry or sector.  During the period when management of the SPAC seeks to identify a potential acquisition or merger target, typically most of the capital raised for that purpose (less a portion retained to cover expenses) is invested in income-producing investments.  The Fund may invest in SPACs for a variety of investment purposes, including to achieve income.  Some SPACs provide the opportunity for common shareholders to have some or all of their shares redeemed by the SPAC at or around the time a proposed merger or acquisition is expected to occur.  The Fund may sell its investments in SPACs at any time, including before, at or after the time of a merger or acquisition.

The Fund may also invest in various types of corporate debt obligations, including defaulted securities and obligations of distressed issuers, as part of its merger-arbitrage strategy or for other investment purposes.

In pursuing the Fund’s investment objective and strategies, the Fund may invest in U.S. and foreign securities without limit and may invest in companies of any market capitalization. The Fund engages in active trading and may invest a portion of its assets to seek short-term capital appreciation.

The Fund may invest in other investment companies, including exchange-traded funds (“ETFs”), closed-end funds and open-end mutual funds, among others. To the extent that the Fund invests in shares of another investment company or ETF, the Fund bears its proportionate share of the expenses of the underlying investment company or ETF and is subject to the risks of the underlying investment company’s or ETF’s investments. The Fund also may invest its assets (in the form of cash collateral from securities lending transactions) in one or more unaffiliated private funds that seek to comply with (but are not subject to) Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”).

In making merger-arbitrage investments for the Fund, the Adviser is generally guided by the following considerations:

•
securities are purchased only after a reorganization is announced or when one or more publicly disclosed events point toward the possibility of some type of merger or other significant corporate event within a reasonable period of time;

•	before an initial position is established, a preliminary analysis is made of the expected transaction to determine the probability and timing of a successful completion;

•
in deciding whether or to what extent to invest, the Adviser evaluates, among other things, the credibility, strategic motivation and financial resources of the participants, and the liquidity of the securities involved in the transaction;

•	the risk-reward characteristics of each arbitrage position are assessed on an ongoing basis, and the Fund’s holdings may be adjusted at any time; and

•
the Adviser may invest the Fund’s assets in both negotiated, or “friendly,” reorganizations and non-negotiated, or “hostile,” takeover attempts, but in either case the Adviser’s primary considerations include the Adviser’s assessments of the likelihood that the transaction will be successfully completed and the investment’s risk-adjusted profile.

 The Fund may also loan portfolio securities to earn income.

The Adviser may sell securities at any time, including if the Adviser’s evaluation of the risk/reward ratio is no longer favorable. The Fund may hold a significant portion of its assets in cash, money market investments, money market funds or other similar short-term investments for defensive purposes, to preserve the Fund’s ability to capitalize quickly on new market opportunities or for other reasons, such as because the Adviser has determined to obtain investment exposure through derivative instruments instead of direct cash investments. The Fund may also hold a significant amount of cash or short-term investments immediately after the closing of a number of transactions in which it has invested; this could occur at any time, including at calendar quarter or year ends. During periods when the Fund is so invested, its investment returns may be lower than if it were not so invested, and the Fund may not achieve its investment objective.

Principal Risks: You could lose money by investing in the Fund. Although the Fund will strive to meet its investment objective, there is no assurance that it will do so. Many factors affect the Fund’s net asset value (“NAV”) and performance, including the following:

Merger-Arbitrage and Event-Driven Risk - Merger-arbitrage and event-driven investing involves the risk that the Adviser’s evaluation of the outcome of a proposed event, whether it be a merger, reorganization, regulatory issue or other event, will prove incorrect and that the Fund’s return on the investment will be negative. Even if the Adviser’s judgment regarding the likelihood of a specific outcome proves correct, the expected event may be delayed or completed on terms other than those originally proposed, which may cause the Fund to lose money or fail to achieve a desired rate of return. The Fund expects to employ strategies that are not designed to benefit from general market appreciation or improved economic conditions in the global economy. Accordingly, the Fund has historically underperformed the broad equity markets under certain market conditions, such as some periods when there has been rapid appreciation in the equity markets, and may continue to do so in the future.

Hedging Transactions Risk - The success of the Fund’s hedging strategy, if used, will be subject to, among other things, the Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Hedging transactions involve the risk of imperfect correlation. Imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. Hedging transactions also limit the opportunity for gain if the value of a hedged portfolio position should increase. There can be no assurance that any hedging transactions will serve their intended purpose or limit the Fund’s exposure to risk or investment losses.

Management Risk - The Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result or that its evaluation of the likelihood that a specific merger, reorganization or other event will be completed as expected will prove correct. The success of any strategy employed by the Adviser will depend upon, among other things, the Adviser’s skill in evaluating the likelihood of the successful completion of a particular catalyst or a related event. The Adviser or the Fund’s service providers may experience disruptions or operating errors that could adversely affect the Fund’s operations and performance.

Portfolio Turnover Risk - The frequency of the Fund’s transactions will vary from year to year, though merger-arbitrage portfolios typically have higher turnover rates than portfolios of typical long-only funds. Increased portfolio turnover will result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in increased distributions of taxable capital gains to Fund shareholders, including short-term capital gains taxable to shareholders at ordinary income rates, when Fund shares are held in a taxable account. Higher costs associated with increased portfolio turnover reduce the Fund’s performance. The Fund normally expects to engage in active and frequent trading and expects to have a high rate (over 100%) of portfolio turnover.

Derivatives Risk - Derivatives, such as options, swaps, futures and forward contracts, may not produce the desired investment results because, for example, they are not perfect substitutes for the underlying securities, indices or currencies from which they are derived. Derivatives also may create leverage which will amplify the effect of their performance on the Fund and may produce significant losses.

Derivatives involve special risks, including: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, or that penalties could be incurred for positions held less than the required minimum holding period; and (7) the inability to close out certain positions to avoid losses, exposing the Fund to greater potential risk of loss. In addition, the use of derivatives for non-hedging purposes may be considered a speculative practice and may present an even greater risk of loss than when used for hedging purposes. There is the possibility that derivative strategies will not be used or that ineffective implementation of derivative strategies or unusual market conditions could result in significant losses to the Fund.

Foreign Investing Risk - Investing in securities of foreign companies or ETFs which invest in securities of foreign companies, may involve more risks than investing in securities of U.S. companies and such investments may entail political, cultural, regulatory, legal and tax risks different from those associated with comparable transactions in the United States. These risks can increase the potential for losses in the Fund and may include, among others, currency devaluations, currency risks (fluctuations in currency exchange rates), country risks (political, diplomatic, regional conflicts, terrorism, war, social and economic instability and policies that have the effect of limiting or restricting foreign investment or the movement of assets) as well as different trading and settlement practices, less government supervision, less publicly available information, limited trading markets and greater volatility than comparable investments in U.S. companies.

In addition, issuers of non-U.S. securities (particularly those tied economically to emerging countries) often are not subject to as much regulation as U.S. issuers, and the reporting, accounting, custody, and auditing standards to which those issuers are subject often are not as rigorous as U.S. standards. Further, investments in securities denominated or companies receiving revenues in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. A decline in the values of foreign currencies relative to the U.S. dollar will reduce the values of securities held by the Fund and denominated in those currencies.

Debt Securities Risk - Debt securities may fluctuate in value and experience periods of reduced liquidity due to, among other things, changes in interest rates, governmental intervention, general economic conditions, industry fundamentals, market sentiment and the financial condition of the issuer, including the issuer’s credit rating or financial performance. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices. Debt securities may be difficult to value during such periods. Debt securities generally trade in the over-the-counter market and can be less liquid than other types of investments, particularly during adverse market and economic conditions. Debt securities are subject to interest rate risk, which is the risk that when interest rates rise, the values of fixed income debt securities tend to decline. Debt securities have varying levels of sensitivity to changes in interest rates, and the values of securities with longer durations tend to be more sensitive to changes in interest rates. Debt securities are subject to the risk that if interest rates decline, issuers of debt securities may exercise redemption or call provisions. This may force the Fund to reinvest redemption or call proceeds in securities with lower yields, which may reduce Fund performance. Debt securities are also subject to credit risk, which is the risk that the issuer of an instrument may default on interest and/or principal payments due to the Fund. An increase in credit risk or a default will cause the value of the Fund’s fixed and floating rate income securities to decline. Securities rated below-investment-grade (and unrated securities of comparable credit quality), commonly referred to as “high-yield” or “junk” bonds, have speculative characteristics and generally have more credit risk than higher-rated securities. Lower rated issuers are more likely to default and their securities could become worthless. Below-investment-grade securities are also subject to greater price volatility than investment grade securities. In addition, investments in defaulted securities and obligations of distressed issuers, such as issuers undergoing or expected to undergo bankruptcy, may be illiquid and are considered highly speculative.

The market value of convertible debt securities will also be affected by changes in the price of the underlying equity securities. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Because convertible securities are higher in the firm’s capital structure than equity, convertible securities are generally not as risky as the equity securities of the same issuer. However, convertible securities may gain or lose value due to changes in interest rates and other general economic conditions, industry fundamentals, market sentiment and changes in the issuer’s operating results and credit ratings.

The market values of debt securities issued by companies involved in pending corporate mergers, takeovers or other corporate events, or debt securities that will be repaid in connection with a merger, takeover or other corporate event, may be determined in large part by the status of the transaction and its eventual outcome, especially if the debt securities are subject to change of control provisions that entitle the holder to be paid par value or some other specified dollar amount upon completion of a transaction or other event.

Leveraging Risk - If the Fund employs leverage, such as borrowing money to purchase securities, engaging in reverse repurchase agreements, lending portfolio securities and investing in derivative instruments, the value of the Fund’s shares could be expected to be more volatile. Unless profits and income on securities acquired with leverage exceed the costs of the leverage, the use of leverage will diminish the investment performance of the Fund compared with what it would have been without leverage, and the use of leverage will cause any losses the Fund incurs to be greater than they otherwise would have been had the Fund not employed leverage.

Liquidity Risk - Liquidity risk is the risk that the Fund may invest in securities that trade in lower volumes and may be less liquid than other investments or that the Fund’s investments may become less liquid in response to market developments or adverse investor perceptions. Some securities may have few market-makers and low trading volume, which tend to increase transaction costs and may make it impossible for the Fund to dispose of a security position at all or at a price which the Adviser believes represents current or fair market value. The Fund also may invest its assets (in the form of cash collateral from securities lending transactions) in one or more unaffiliated private funds that seek to comply with Rule 2a-7 under the 1940 Act (“Rule 2a-7”). Such private funds are not registered under the 1940 Act and accordingly, the protections of the 1940 Act (which, among other things, require investment companies to have disinterested directors on their boards and to provide shareholders with a statutory right of redemption) will not apply to such private funds. Additionally, although each such private fund intends to comply with the risk and investment limitations and other provisions of Rule 2a-7, it is not subject to the rule, may not comply with the rule, does not hold itself out as a money market fund within the meaning of the rule, and its investment returns may involve substantially more investment and liquidity risk than a registered investment company relying on and subject to the rule. The Fund’s investments in each such private fund are subject to heightened liquidity risk as the private funds reserve the right to suspend redemptions or postpone the date of payment of redemptions.

Short Selling Risk - Generally, to the extent the price of a security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss. The amount of a potential loss on an uncovered short sale transaction is theoretically unlimited. Also, the Fund is required to deposit collateral in connection with such short sales and has to pay a fee to borrow particular securities and will often be obligated to pay to the lender of the security amounts equal to any dividends and accrued interest on the borrowed securities during the period of the short sale. Short sales are also subject to many of the risks described herein under “Derivatives Risk”.

Options Risk - The Fund may engage in a variety of options transactions. When the Fund purchases options, it risks the loss of the cash paid for the options if the options expire unexercised. When the Fund sells (writes) covered call options, it forgoes the opportunity to benefit from an increase in the value of the underlying stock above the exercise price, but it continues to bear the risk of a decline in the value of the underlying stock. In addition, the Fund may earn premiums from writing call options. For shareholders who hold Fund shares in a taxable account, profits from writing call options are generally treated as short-term capital gains for U.S. federal income tax purposes, taxable to shareholders as ordinary income when distributed to them.

Market Risk - Investment markets can be volatile. Various market risks can affect the price or liquidity of an issuer’s securities in which the Fund may invest. The prices of investments can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political, demographic or market conditions. From time to time, the Fund may invest a significant portion of its assets in companies in one or more related industries or sectors, which would make the Fund more vulnerable to adverse developments affecting those industries or sectors. No hedging or other instrument exists that would allow the Fund to eliminate all of the Fund’s exposure to market volatility. During periods of significant market stress or volatility, the performance of the Fund may correlate to a greater extent with the overall equity markets than it has during periods of less stress and volatility. There can be no assurance that the Fund’s performance will not correlate closely with that of the equity markets during certain periods, such as periods of significant market stress. The Fund’s investments may decline in value if markets perform poorly.

Legal and Regulatory Risk - Legal, tax and regulatory changes could occur and may adversely affect the Fund, its investments and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New (or revised) laws or regulations may be imposed by the U.S. Commodity Futures Trading Commission (“CFTC”), the Securities and Exchange Commission (“SEC”), the Internal Revenue Service (“IRS”), the Federal Trade Commission (“FTC”), the U.S. Federal Reserve or other domestic or foreign governmental regulatory authorities or self-regulatory organizations that could adversely affect the Fund. The Fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations, such as statutes and regulations governing mergers, takeovers or potential monopolies. Regulators around the globe have increasingly taken measures to seek to increase the stability of the financial markets, including by adopting rules that may curtail the Fund’s ability to use derivative and other instruments and that may require the Fund to change how it has been managed historically. The Adviser continues to evaluate these measures, and there can be no assurance that they will not adversely affect the Fund and its performance.

SPAC Risk.  The Fund may invest in stock of, warrants to purchase stock of, and other interests in special purpose acquisition companies or similar special purpose entities that pool funds to seek potential acquisition opportunities (collectively, “SPACs”).  Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which may be traded in the over-the-counter market, may be considered illiquid and/or may be subject to restrictions on resale.  An investment in an SPAC is subject a variety of risks, including that (i) a significant portion of the monies raised by the SPAC for the purpose of identifying and effecting an acquisition or merger may be expended during the search for a target transaction; (ii) an attractive acquisition or merger target may not be identified at all and the SPAC will be required to return any remaining monies to shareholders; (iii) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of SPAC shareholders; (iv) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (v) the warrants or other rights with respect to the SPAC held by the Fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; (vi) the Fund will be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; (vii) an investment in an SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (viii) no or only a thinly traded market for shares of or interests in an SPAC may develop, leaving the Fund unable to sell its interest in an SPAC or to sell its interest only at a price below what the Fund believes is the SPAC interest’s intrinsic value; and (ix) the values of investments in SPACs may be highly volatile, the Fund may have little or no ability to hedge its exposure to a SPAC investment, and the value of a SPAC investment may depreciate significantly.

Counterparty Risk - A significant risk in certain transactions, such as two-party derivative instruments, securities loans and repurchase agreements, is the creditworthiness of the counterparty because the integrity of the transaction depends on the willingness and ability of the counterparty to meet its contractual obligations. Accordingly, such transactions involve the risk that the Fund will be delayed in or prevented from obtaining payments owed to it. If a counterparty fails to meet its contractual obligations, files for bankruptcy, or otherwise experiences a business interruption, the Fund could, be delayed in or prevented from obtaining payments owed to it, miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund. Counterparty risk is heightened during unusually adverse market conditions. The use of a central clearing party for certain investments is intended to decrease counterparty risk but will not make these transactions risk free and may increase the overall costs associated with the transaction or involve other risks.

Operational Risk - In addition to the risks associated with the Adviser’s implementation of the Fund’s investment program, the Fund also is subject to operational risk associated with the provision of investment management and other services to the Fund by the Adviser and the Fund’s other service providers. Operational risk includes the risk that deficiencies in the Adviser’s internal systems (including communications and information systems) or controls, or in those of a service provider, including those to whom the Adviser has contractually delegated certain of its responsibilities, may cause losses for the Fund or hinder Fund operations. Operational risk results from inadequate procedures and controls, employee fraud, recordkeeping error, human error, and system failures by the Adviser or a service provider. For example, trading delays or errors caused by the Adviser prevent the Fund from purchasing a security that the Adviser expects will appreciate in value, thus reducing the Fund’s opportunity to benefit from the security’s appreciation. The Adviser is generally not contractually liable to the Fund for operational losses associated with operational risk.

Lower-Rated Securities Risk - Securities rated below investment-grade (and unrated securities of comparable credit quality), commonly referred to as “high-yield” or “junk” bonds, have speculative characteristics and generally have more credit risk than higher-rated securities. Companies issuing high-yield fixed-income securities are not as strong financially as those issuing securities with higher credit ratings and are more likely to encounter financial difficulties. Lower rated issuers are more likely to default and their securities could become worthless.

Other Risks - Certain portfolio management techniques may be considered senior securities unless steps are taken to segregate the Fund’s assets or otherwise cover its obligations. To avoid having these instruments considered senior securities, the Fund intends to segregate liquid assets with a value equal (on a daily mark-to-market basis) to its obligations under these types of transactions, enter into offsetting transactions or otherwise cover such transactions. To the extent the Fund’s assets are segregated or committed as cover, it could limit the Fund’s investment flexibility. Segregating assets and covering positions will not limit or offset losses.

Annual Total Returns: The information in the bar chart and table shown below provides some indication of the risks of investing in the Fund but does not reflect the deduction of taxes that a shareholder would pay on distributions or redemptions. The bar chart shows changes in the Fund’s performance from year to year over a ten-year period for Investor Class shares and the table compares the average annual total returns of the Fund’s shares for the 1-, 5- and 10- year and since inception periods with those of the ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index. Institutional Class shares represent an investment in the same portfolio of securities as Investor Class shares. Annual returns would differ only to the extent that Institutional Class shares do not have the same expenses as Investor Class shares. Institutional Class shares are not subject to distribution and/or service (12b-1) fees.

Performance data included herein for periods prior to 2011 reflect that of Westchester Capital Management, Inc., the Fund’s prior investment adviser. Messrs. Behren and Shannon, the Fund’s current portfolio managers, have served as co-portfolio managers of the Fund since January 2007. The performance results herein reflect the reinvestment of all dividends and distributions.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at http://www.westchestercapitalfunds.com.

Total return as of 12/31 for each year [TO BE UPDATED BY AMENDMENT]

During the ten-year period shown in the above chart, the highest quarterly return was [[  ]% (for the quarter ended [  ])] and the lowest quarterly return was [[  ]% (for the quarter ended [  ])]. For a portion of the periods, the Fund had expense limitations, without which returns would have been lower.

Average Annual Total Returns
for the Periods Ended December 31, 2020

	1 Year	5 Years	10 Years	Since Inception (1/31/1989)
Investor Class Shares
Return Before Taxes	[ ]%	[ ]%	[ ]%	[ ]%
Return After Taxes on Distributions	[ ]%	[ ]%	[ ]%	[ ]%
Return After Taxes on Distributions and Sale of Fund Shares*	[ ]%	[ ]%	[ ]%	[ ]%
Institutional Class Shares**	[ ]%	[ ]%	[ ]%	[ ]%
Return Before Taxes	[ ]%	[ ]%	[ ]%	[ ]%
ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (reflects no deduction for fees and expenses)	[ ]%	[ ]%	[ ]%	[ ]%

* The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures because when a capital loss occurs upon the redemption of shares of the Fund, a tax deduction is provided that may benefit the investor.
** Performance for Institutional Class shares prior to their inception (8/1/2013) is the historical performance of Investor Class shares, and has not been adjusted for the lower expenses applicable to Institutional Class shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. Investors holding their shares through such tax-advantaged arrangements generally will only be taxed upon withdrawal of monies from the arrangement. After-tax returns are shown for Investor Class shares and after-tax returns for Institutional Class shares will vary.

Investment Adviser: Westchester Capital Management, LLC.

Portfolio Managers: Mr. Roy D. Behren and Mr. Michael T. Shannon have served as co-portfolio managers of the Fund since January 2007. Mr. Behren is Co-Manager and Co-President of the Adviser and Co-President, Treasurer and a Trustee of the Fund. Mr. Shannon is Co-Manager and Co-President of the Adviser and Co-President and a Trustee of the Fund.

Purchase and Sale of Fund Shares:

You may purchase or redeem shares on any day when the Fund calculates its NAV. The Fund calculates its NAV on each weekday other than days when the New York Stock Exchange (“NYSE”) is closed for a holiday or is otherwise scheduled to be closed. Shares of the Fund may be purchased by sending a completed application form to The Merger Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin, 53201-0701 or through authorized financial intermediaries.

The minimum investment requirements for initial and subsequent investment are as follows:

	Minimum Initial Investment	Subsequent Investments
Investor Class Shares	$2,000*	$0
Institutional Class Shares	$1,000,000	$500

* In general, there is no minimum investment required for investments in Investor Class shares by qualified retirement plans or investments that are made through omnibus accounts.

Tax Information: The Fund’s distributions are generally taxable to you as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

WCM ALTERNATIVES: EVENT-DRIVEN FUND

Investment Objective: WCM Alternatives: Event-Driven Fund’s (for purposes of this section, the “Fund”) investment objective is to provide attractive risk-adjusted returns with low relative volatility in virtually all market environments. Risk-adjusted return is a concept that considers not only an investment’s return, but also the amount of potential risk involved in producing that return.

Fees and Expenses of the Fund: The tables below describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. An investor transacting in Institutional Class Shares may be required to pay a commission to a broker.  Shares of the Fund are also available in Investor Class Shares that have different fees and expenses.

Shareholder Fees
(fees paid directly from your investment)

	Investor Class	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed)	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)		Investor Class		Institutional Class
Management Fees		1.25%		1.25%
Distribution and/or Service (12b-1) Fees		0.25%		N/A

Total Other Expenses		[ ]%		[ ]%
Dividends and Interest on Short Positions and Borrowing Expense on Securities Sold Short	[ ]%		[ ]%

Remaining Other Expenses(1)	[ ]%		[ ]%

Acquired Fund Fees and Expenses(2)		[ ]%		[ ]%
Total Annual Fund Operating Expenses Before Expense Waiver and Reimbursement(3)		[ ]%		[ ]%
Expense Waiver and Reimbursement(3)		([ ]%)		([ ]%)
Total Annual Fund Operating Expenses After Expense Waiver and Reimbursement(3)		[ ]%		[ ]%

(1) [During the Fund’s prior fiscal year, the Adviser recouped 0.00% and 0.00% for Investor Class shares and Institutional Class shares, respectively, in fees it had waived or expenses it had reimbursed pursuant to its expense limitation arrangement with the Fund.]

(2) Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table may not correlate to the expense ratios in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

(3) [The Adviser has contractually agreed to waive its investment advisory fee and to reimburse the Fund for other ordinary operating expenses to the extent necessary to limit ordinary operating expenses to an amount not to exceed 1.57% and 1.82% for Institutional Class shares and Investor Class shares, respectively. Ordinary operating expenses exclude taxes, commissions, mark-ups, litigation expenses, indemnification expenses, interest expenses, borrowing expenses, including on securities sold short, dividend expenses on securities sold short, trading or investment expenses, Acquired Fund Fees and Expenses, and any extraordinary expenses. These expense limitations will apply until [____, 2022], unless they are terminated by the Fund’s Board of Trustees at an earlier time. To the extent that the Adviser waives its investment advisory fee and/or reimburses the Fund for other ordinary operating expenses, it may seek reimbursement of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or reimbursed, subject to the expense limitations in place at the time such amounts were waived or reimbursed.]

Example: The Example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Only the first year of each period in the Example takes into account the expense waiver and reimbursement described above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Investor Class Shares	$[ ]	$[ ]	$[ ]	$[ ]
Institutional Class Shares	$[ ]	$[ ]	$[ ]	$[ ]

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses table above or in the Example, affect the Fund’s performance. During the fiscal year ended December 31, 2020, the Fund’s portfolio turnover rate was [  ]% of the average value of its portfolio.

Principal Investment Strategies: The Fund primarily employs investment strategies designed to capture price movements generated by specific events, including, but not limited to, equity and/or debt securities of companies involved in mergers, acquisitions, asset sales or other divestitures, restructurings, refinancings, recapitalizations, reorganizations or other special situations (referred to as “event-driven opportunities”). Among the investment strategies the Adviser may use on behalf of the Fund are the following strategies.  The Fund may use some, none or all of these strategies at any one time, and there is no limit on the percentage of the Fund’s assets that may be invested in any single type of strategy or investment.

• Merger-Arbitrage Strategy: The Fund may purchase the securities of companies that are involved in publicly announced mergers, takeovers and other corporate reorganizations, and use one or more arbitrage strategies in connection with the purchase. Although a variety of strategies may be employed depending upon the nature of the reorganizations, the most common merger-arbitrage strategy involves purchasing the shares of an announced acquisition target at a discount to their expected value upon completion of the acquisition. The size of this discount, known as the arbitrage “spread,” may represent the Fund’s potential profit on such an investment. The Fund may employ a variety of hedging strategies to seek to protect against issuer-related risk, including selling short the securities of the company that proposes to acquire the target company and/or the purchase and sale of put and call options. (To sell a security short, the Fund may borrow the security from a broker or other counterparty and sell it to a third party. The Fund is obligated to return the same number of securities it borrowed from the broker back to the broker at a later date to close out the short position, at which point in time those securities may have a value that is greater or lesser than the price at which the short sale was established.) The success of the merger-arbitrage strategy depends on, among other things, the Adviser’s correct evaluation of the outcome of the event-driven opportunity because the Adviser typically seeks to establish one or more investment positions that will benefit from the completion of the merger, takeover or other reorganization.

• Special Situations Strategy: The Fund may invest in the securities of issuers based upon the expectation of the Adviser that the price of such securities may change in the short term due to a special situation, such as a stock buy-back, spinoffs and split-offs, credit rating upgrade, the outcome of litigation or other dispute, a positive earnings report, legislative or regulatory changes or other catalyst-driven event. The Fund may seek to profit from special situations by employing one or more arbitrage sub-strategies, including, but not limited to, capital structure arbitrage and convertible arbitrage, or the Fund may seek to use such strategies independently.

• Capital Structure Arbitrage: Capital structure arbitrage is an investment strategy that seeks to profit from relative pricing discrepancies between related securities, such as securities of different classes issued by the same issuer. For example, when the Adviser believes that unsecured securities are overvalued in relation to senior secured securities of the same issuer, the Fund may purchase senior secured securities of the issuer and take a short position in the unsecured securities of the same issuer. In this example, the trade may be profitable if credit quality spreads widen or if the issuer goes bankrupt and the recovery rate for the senior debt is higher than the expectations implicit in the prices of the securities at the time the Fund established its positions. Another example might involve the Fund purchasing one class of common stock while selling short a different class of common stock of the same issuer.

• Convertible Arbitrage: Convertible arbitrage is a strategy that seeks to profit from mispricings between an issuer’s convertible securities and the underlying equity securities. A common convertible arbitrage approach matches a long position in a convertible security with a short position in the underlying common stock when an investor believes the convertible security is undervalued relative to the value of the underlying equity security. In such a case, the investor may seek to sell short shares of the underlying common stock in order to hedge exposure to the issuer of the equity securities. Convertible arbitrage positions may be designed to earn income from coupon or dividend payments on the investment in the convertible securities.

The Fund may also invest in other special situations, such as initial public offerings, in privately-placed securities of issuers, including those the Adviser expects to undertake an initial public offering, and other related liquidity events for current shareholders of an issuer. The Fund may also invest in issuers to capture special dividends or other distributions.

• Distressed/Restructuring: The Fund may invest in securities, including debt securities, of financially distressed companies and companies undergoing or expected to undergo bankruptcy or other insolvency proceedings. The Fund may invest in corporate bonds, privately held loans and other securities or obligations of companies that are highly leveraged, are experiencing financial difficulties or have filed for bankruptcy. The Fund may profit from its investments in such issuers if the issuer undergoes a successful restructuring or recapitalization, undertakes asset sales or participates in spin-off transactions. The Fund may also purchase securities in anticipation of a company’s recovery or turnaround or the liquidation of all or some of the company’s assets.

• Option Income Strategies: The Fund may sell, or “write,” call options on its portfolio securities. The Fund may also write call options on one or more baskets of stocks, such as the S&P 500 Index or an industry sub-group of the S&P 500 Index. The options written by the Fund are considered “covered” if the Fund owns the stocks or baskets of stocks against which the options are written. The Adviser may determine to purchase shares and sell call options on those shares at approximately the same time, although the sale of options on the Fund’s portfolio securities may occur at any time or not at all. The Adviser may utilize the option writing strategy at any time, including in a relatively flat or declining market environment, to earn premium income. The Fund may sell call options on substantially all of its portfolio securities.

The Fund may utilize other options strategies, such as writing options on securities it does not currently own (known as “uncovered” options), buying or selling options when the Adviser believes they may be mispriced or may provide attractive opportunities to earn income, or engaging in risk-reversal transactions. In a risk-reversal transaction, the Adviser may buy put options and sell call options against a long stock position.

• Investments in SPACs: The Fund may invest significantly in the common stock of and other interests (e.g., warrants) in special purpose acquisition companies or similar special purpose entities that pool funds to seek potential acquisition opportunities (collectively, “SPACs”).  An SPAC investment typically represents an investment in a special purpose vehicle that seeks to identify and effect an acquisition of, or merger with, an operating company in a particular industry or sector.  During the period when management of the SPAC seeks to identify a potential acquisition or merger target, typically most of the capital raised for that purpose (less a portion retained to cover expenses) is invested in income-producing investments.  The Fund may invest in SPACs for a variety of investment purposes, including to achieve income.  Some SPACs provide the opportunity for common shareholders to have some or all of their shares redeemed by the SPAC at or around the time a proposed merger or acquisition is expected to occur.  The Fund may sell its investments in SPACs at any time, including before, at or after the time of a merger or acquisition.  As of [recent date], [  ]% of the Fund’s assets were invested in SPACs.  Although the Fund’s allocation to different investment strategies and investment types changes over time, the Fund may continue to have a significant percentage of its assets invested in SPACs.

Additional Event-Driven Strategies. In addition to the above strategies, the Fund’s Adviser may invest in other investments or utilize other strategies. For example, the Fund may pursue other event-driven strategies, including investing in companies that may be subject to significant regulatory issues or changes or may be exploring strategic alternatives. The success of those strategies will depend upon, among other things, the Adviser’s skill in evaluating the likelihood of the various potential outcomes and the market’s reaction to those outcomes.

* * * * *

In implementing the Fund’s investment strategies, the Fund may invest in a wide variety of investments, such as equity securities of any kind, debt securities of any kind, including, among others, corporate debt obligations (including defaulted securities and obligations of distressed issuers), those that pay a fixed or floating rate of interest, warrants, convertible securities, master limited partnerships, derivative instruments of any kind, including options, futures, currency forwards and swaps. Derivative instruments may be used for hedging purposes, as a substitute for investments in the underlying securities, to increase or decrease exposure (leverage), or for the purpose of generating income. The Fund may also engage in forward commitments and reverse repurchase agreements. In pursuing the Fund’s investment objective and strategies, the Fund may invest in U.S. and foreign securities without limit.

The Fund may purchase fixed and floating rate income investments of any credit quality or maturity, including corporate bonds, bank debt and preferred securities. The Fund may invest in non-investment-grade debt securities (those rated BB+ or lower by S&P, or comparably rated by another nationally recognized statistical rating organization (NRSRO)), unrated investments of comparable quality, commonly referred to as “high yield” or “junk” bonds. These securities are speculative investments that carry greater risks and are more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality investments. This strategy may be utilized by the Adviser to generate income, to diversify the Fund’s investments or for other investing purposes.

The Fund may enter into derivative transactions and purchase or sell other instruments of any kind for hedging purposes, duration or volatility management purposes, or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. For example, the Fund may write call options on its portfolio securities or a market index that is representative of its portfolio with the expectation of generating additional income. The Adviser may seek to hedge the Fund’s portfolio against a decline in the values of its portfolio securities or a decline in the market generally by purchasing put options. A put option gives the Fund the right to sell, or “put,” a fixed number of shares of stock at a fixed price within a given time frame in exchange for the payment of a premium. The values of put options generally increase as stock prices decrease. The Fund    also may use derivative transactions with the purpose or effect of creating investment leverage.

The Fund may invest in derivative instruments in any manner consistent with its investment strategies, including, for example, in the following situations: (i) the Fund may invest in futures contracts, options on futures contracts, or swap transactions as a substitute for a cash investment in an equity security, (ii) the Fund may invest in interest rate swaps, total return swaps, or futures contracts where the Adviser believes doing so is the most cost-efficient or liquid way to gain the desired investment exposure, (iii) the Fund may invest in options contracts, forward currency contracts, futures contracts and interest rate swaps to adjust the Fund’s investment or risk exposure, and (iv) the Fund may invest in futures transactions, option contracts and swap contracts, such as total return swaps and credit default swaps, to gain investment exposure beyond that which could be achieved by making only cash investments.

The Fund may invest in other investment companies, including ETFs, closed-end funds and open-end mutual funds, among others. Those investments may be made for the purpose of, among other things, gaining or hedging market exposure, hedging exposure to a particular industry, sector or component of an event-driven opportunity, or managing the Fund’s cash position. In addition, the Fund may invest in ETFs and other investment companies as part of an event-driven opportunity if such an investment is otherwise consistent with the Fund’s principal investment strategies. For example, the Fund may take a position in a narrowly-based sector ETF as part of an investment thesis relating to how a regulatory event may affect companies operating in a particular sector or industry. The Fund also may invest its assets (in the form of cash collateral from securities lending transactions) in one or more unaffiliated private funds that seek to comply with (but are not subject to) Rule 2a-7 under the 1940 Act.

The Fund may hold a significant portion of its assets in cash, money market investments, money market funds or other similar short-term investments for defensive purposes, to preserve the Fund’s ability to capitalize quickly on new market opportunities or for other reasons, such as because the Adviser has determined to obtain investment exposure through derivative instruments instead of direct cash investments. The Fund may also hold a significant amount of cash or short-term investments immediately after the closing of a number of transactions in which it has invested; this could occur at any time, including at calendar quarter or year ends. During periods when the Fund is so invested, its investment returns may be lower than if it were not so invested, and the Fund may not achieve its investment objective.

In making investments for the Fund, the Adviser is generally guided by the following considerations:

•	before an initial position in an event-driven opportunity is established, a preliminary analysis is made of the expected event to determine the probability and timing of the event;

•
in deciding whether or to what extent to invest, the Adviser evaluates, among other things, the credibility, strategic motivation and financial resources of the relevant participants, and the liquidity of the securities involved in the transaction; and

•	the risk-reward characteristics of each event-driven opportunity are assessed on an ongoing basis.

The Fund may also loan portfolio securities to earn income.

The Fund’s holdings may be adjusted at any time. The Adviser may sell securities at any time, including if the Adviser’s evaluation of the risk/reward ratio is no longer favorable, in order to take advantage of what the Adviser considers to be a better investment opportunity, when the Adviser believes the investment no longer represents a relatively attractive investment opportunity, or when the Adviser perceives deterioration in the credit fundamentals of the issuer.

The Fund normally expects to engage in active and frequent trading and expects to have a high rate (over 100%) of portfolio turnover.

Principal Risks: You could lose money by investing in the Fund. Although the Fund will strive to meet its investment objective, there is no assurance that it will do so. Although all of the following are principal risks of investing in the Fund and could adversely affect the Fund’s net asset value and performance, an investment in the Fund is particularly subject to Merger-Arbitrage and Event-Driven Risk, Management Risk and Hedging Transactions Risk.

Derivatives Risk - Derivatives, such as options, swaps, futures and forward contracts, may not produce the desired investment results because, for example, they are not perfect substitutes for the underlying securities, indices or currencies from which they are derived. Derivatives also may create leverage which will amplify the effect of their performance on the Fund and may produce significant losses.

Derivatives involve special risks, including: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, or that penalties could be incurred for positions held less than the required minimum holding period; and (7) the inability to close out certain positions to avoid losses, exposing the Fund to greater potential risk of loss. In addition, the use of derivatives for non-hedging purposes may be considered a speculative practice and may present an even greater risk of loss than when used for hedging purposes. There is the possibility that derivative strategies will not be used or that ineffective implementation of derivative strategies or unusual market conditions could result in significant losses to the Fund.

Debt Securities Risk - Debt securities may fluctuate in value and experience periods of reduced liquidity due to, among other things, changes in interest rates, governmental intervention, general economic conditions, industry fundamentals, market sentiment and the financial condition of the issuer, including the issuer’s credit rating or financial performance. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices. Debt securities may be difficult to value during such periods. Debt securities generally trade in the over-the-counter market and can be less liquid than other types of investments, particularly during adverse market and economic conditions. Debt securities are subject to interest rate risk, which is the risk that when interest rates rise, the values of fixed income debt securities tend to decline. Debt securities have varying levels of sensitivity to changes in interest rates, and the values of securities with longer durations tend to be more sensitive to changes in interest rates. Debt securities are subject to the risk that if interest rates decline, issuers of debt securities may exercise redemption or call provisions. This may force the Fund to reinvest redemption or call proceeds in securities with lower yields, which may reduce Fund performance. Debt securities are also subject to credit risk, which is the risk that the issuer of an instrument may default on interest and/or principal payments due to the Fund. An increase in credit risk or a default will cause the value of the Fund’s fixed and floating rate income securities to decline. Some debt securities may be subject to extension risk. This is the risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Some debt securities also involve prepayment or call risk. This is the risk that the issuer will repay a Fund the principal on the security before it is due, thus depriving a Fund of a favorable stream of future interest or dividend payments. A Fund could buy another security, but that other security might pay a lower interest rate. Securities rated below-investment-grade (and unrated securities of comparable credit quality), commonly referred to as “high-yield” or “junk” bonds, have speculative characteristics and generally have more credit risk than higher-rated securities. Lower rated issuers are more likely to default and their securities could become worthless. Below-investment-grade securities are also subject to greater price volatility than investment grade securities. In addition, investments in defaulted securities and obligations of distressed issuers, such as issuers undergoing or expected to undergo bankruptcy, may be illiquid and are considered highly speculative.

The market value of convertible debt securities will also be affected by changes in the price of the underlying equity securities. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Because convertible securities are higher in the firm’s capital structure than equity, convertible securities are generally not as risky as the equity securities of the same issuer. However, convertible securities may gain or lose value due to changes in interest rates and other general economic conditions, industry fundamentals, market sentiment and changes in the issuer’s operating results and credit ratings.

The market values of debt securities issued by companies involved in pending corporate mergers, takeovers or other corporate events, or debt securities that will be repaid in connection with a merger, takeover or other corporate event, may be determined in large part by the status of the transaction and its eventual outcome, especially if the debt securities are subject to change of control provisions that entitle the holder to be paid par value or some other specified dollar amount upon completion of a transaction or other event.

Distressed Securities Risk - Distressed securities risk refers to the uncertainty of repayment of defaulted securities and obligations of distressed issuers. Because the issuer of such securities is likely to be in a distressed financial condition, repayment of distressed or defaulted securities (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring or in bankruptcy or insolvency proceedings) is subject to significant uncertainties. Insolvency laws and practices in foreign jurisdictions are different than those in the U.S. and the effect of these laws and practices may be less favorable and predictable than in the U.S. Investments in defaulted securities and obligations of distressed issuers are considered highly speculative.

Foreign Investing Risk - Investing in securities of foreign companies or ETFs which invest in securities of foreign companies, may involve more risks than investing in securities of U.S. companies and such investments may entail political, cultural, regulatory, legal and tax risks different from those associated with comparable transactions in the United States. These risks can increase the potential for losses in the Fund and may include, among others, currency devaluations, currency risks (fluctuations in currency exchange rates), country risks (political, diplomatic, regional conflicts, terrorism, war, social and economic instability and policies that have the effect of limiting or restricting foreign investment or the movement of assets) as well as different trading and settlement practices, less government supervision, less publicly available information, limited trading markets and greater volatility than comparable investments in U.S. companies.

In addition, issuers of non-U.S. securities (particularly those tied economically to emerging countries) often are not subject to as much regulation as U.S. issuers, and the reporting, accounting, custody, and auditing standards to which those issuers are subject often are not as rigorous as U.S. standards.  Further, investments in securities denominated or companies receiving revenues in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. A decline in the values of foreign currencies relative to the U.S. dollar will reduce the values of securities held by the Fund and denominated in those currencies.

Hedging Transactions Risk – The success of the Fund’s hedging strategy, if used, will be subject to, among other things, the Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Hedging transactions involve the risk of imperfect correlation. Imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. Hedging transactions also limit the opportunity for gain if the value of a hedged portfolio position should increase. There can be no assurance that any hedging transactions will serve their intended purpose or limit the Fund’s exposure to risk or investment losses.

Interest Rate Risk – Prices of debt securities and preferred stocks tend to move inversely with changes in interest rates. When interest rates fall, the market value of the respective debt securities and preferred securities usually increases. Conversely, when interest rates rise, the market value of the respective debt securities and preferred securities usually declines. As such, a change in interest rates may affect prices of the Fund’s debt securities and preferred securities and, accordingly, the Fund’s share price.

Large Shareholder Risk – Certain account holders, including the Adviser or funds or accounts over which the Adviser has investment discretion, may from time to time own or control a significant percentage of the Fund’s shares. The Fund is subject to the risk that a redemption by large shareholders of all or a portion of their Fund shares or a purchase of Fund shares in large amounts and/or on a frequent basis, including as a result of asset allocation decisions made by the Adviser, will adversely affect the Fund’s performance if it is forced to sell portfolio securities or invest cash when the Adviser would not otherwise choose to do so. This risk will be particularly pronounced if one shareholder owns a substantial portion of the Fund. Redemptions of a large number of shares may affect the liquidity of the Fund’s portfolio, increase the Fund’s transaction costs and/or lead to the liquidation of the Fund. Such transactions also potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any).

Leveraging Risk – If the Fund employs leverage, such as borrowing money to purchase securities, engaging in reverse repurchase agreements, lending portfolio securities and investing in derivative instruments, the value of the Fund’s shares could be expected to be more volatile. Unless profits and income on securities acquired with leverage exceed the costs of the leverage, the use of leverage will diminish the investment performance of the Fund compared with what it would have been without leverage, and the use of leverage will cause any losses the Fund incurs to be greater than they otherwise would have been had the Fund not employed leverage.

Liquidity Risk – Liquidity risk is the risk that the Fund may invest in securities that trade in lower volumes and may be less liquid than other investments or that the Fund’s investments may become less liquid in response to market developments or adverse investor perceptions. Some securities may have few market-makers and low trading volume, which tend to increase transaction costs and may make it impossible for the Fund to dispose of a security position at all or at a price which the Adviser believes represents current or fair market value. The Fund also may invest its assets (in the form of cash collateral from securities lending transactions) in one or more unaffiliated private funds that seek to comply with Rule 2a-7 under the 1940 Act (“Rule 2a-7”). Such private funds are not registered under the 1940 Act and accordingly, the protections of the 1940 Act (which, among other things, require investment companies to have disinterested directors on their boards and to provide shareholders with a statutory right of redemption) will not apply to such private funds. Additionally, although each such private fund intends to comply with the risk and investment limitations and other provisions of Rule 2a-7, it is not subject to the rule, may not comply with the rule, does not hold itself out as a money market fund within the meaning of the rule, and its investment returns may involve substantially more investment and liquidity risk than a registered investment company relying on and subject to the rule. The Fund’s investments in each such private fund are subject to heightened liquidity risk as the private funds reserve the right to suspend redemptions or postpone the date of payment of redemptions

Lower-Rated Securities Risk – Securities rated below investment-grade (and unrated securities of comparable credit quality), commonly referred to as “high-yield” or “junk” bonds, have speculative characteristics and generally have more credit risk than higher-rated securities. Companies issuing high-yield fixed-income securities are not as strong financially as those issuing securities with higher credit ratings and are more likely to encounter financial difficulties. Lower rated issuers are more likely to default and their securities could become worthless.

Management Risk – The Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result or that its evaluation of the likelihood that a specific merger, reorganization or other event will be completed as expected will prove correct. The success of any strategy employed by the Adviser will depend upon, among other things, the Adviser’s skill in evaluating the likelihood of the successful completion of a particular catalyst or a related event. The Adviser or the Fund’s service providers may experience disruptions or operating errors that could adversely affect the Fund’s operations and performance.

Merger-Arbitrage and Event-Driven Risk – Merger-arbitrage and event-driven investing involves the risk that the Adviser’s evaluation of the outcome of a proposed event, whether it be a merger, reorganization, regulatory issue or other event, will prove incorrect and that the Fund’s return on the investment will be negative. Even if the Adviser’s judgment regarding the likelihood of a specific outcome proves correct, the expected event may be delayed or completed on terms other than those originally proposed, which may cause the Fund to lose money or fail to achieve a desired rate of return. The Fund expects to employ strategies that are not designed to benefit from general market appreciation or improved economic conditions in the global economy. Accordingly, the Fund has historically underperformed the broad equity markets under certain market conditions, such as some periods when there has been rapid appreciation in the equity markets, and may continue to do so in the future.

Portfolio Turnover Risk – The frequency of the Fund’s transactions will vary from year to year, though merger-arbitrage portfolios typically have higher turnover rates than portfolios of typical long-only funds. Increased portfolio turnover will result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in increased distributions of taxable capital gains to Fund shareholders, including short-term capital gains taxable to shareholders at ordinary income rates, when Fund shares are held in a taxable account. Higher costs associated with increased portfolio turnover reduce the Fund’s performance. The Fund normally expects to engage in active and frequent trading and expects to have a high rate (over 100%) of portfolio turnover.

Short Selling Risk – Generally, to the extent the price of a security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss. The amount of a potential loss on an uncovered short sale transaction is theoretically unlimited. Also, the Fund is required to deposit collateral in connection with such short sales and has to pay a fee to borrow particular securities and will often be obligated to pay to the lender of the security amounts equal to any dividends and accrued interest on the borrowed securities during the period of the short sale. Short sales are also subject to many of the risks described herein under “Derivatives Risk”.

Options Risk – The Fund may engage in a variety of options transactions. When the Fund purchases options, it risks the loss of the cash paid for the options if the options expire unexercised. When the Fund sells (writes) covered call options, it forgoes the opportunity to benefit from an increase in the value of the underlying stock above the exercise price, but it continues to bear the risk of a decline in the value of the underlying stock. In addition, the Fund may earn premiums from writing call options. For shareholders who hold Fund shares in a taxable account, profits from writing call options are generally treated as short-term capital gains for U.S. federal income tax purposes, taxable to shareholders as ordinary income when distributed to them.

Small and Medium Capitalization Risk – The Fund’s investments in smaller and medium-sized companies carry more risks than investments in larger companies. Companies with small and medium size market capitalization often have narrower markets, fewer products or services to offer and more limited managerial and financial resources than do larger, more established companies.

Market Risk – Investment markets can be volatile. Various market risks can affect the price or liquidity of an issuer’s securities in which the Fund may invest. The prices of investments can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political, demographic or market conditions. From time to time, the Fund may invest a significant portion of its assets in companies in one or more related industries or sectors, which would make the Fund more vulnerable to adverse developments affecting those industries or sectors. No hedging or other instrument exists that would allow the Fund to eliminate all of the Fund’s exposure to market volatility. During periods of significant market stress or volatility, the performance of the Fund may correlate to a greater extent with the overall equity markets than it has during periods of less stress and volatility. There can be no assurance that the Fund’s performance will not correlate closely with that of the equity markets during certain periods, such as periods of significant market stress. The Fund’s investments may decline in value if markets perform poorly.

Legal and Regulatory Risk – Legal, tax and regulatory changes could occur and may adversely affect the Fund, its investments and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New (or revised) laws or regulations may be imposed by the U.S. Commodity Futures Trading Commission (“CFTC”), the Securities and Exchange Commission (“SEC”), the Internal Revenue Service (“IRS”), the Federal Trade Commission (“FTC”), the U.S. Federal Reserve or other domestic or foreign governmental regulatory authorities or self-regulatory organizations that could adversely affect the Fund. The Fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations, such as statues and regulations governing mergers, takeovers or potential monopolies or anti-competitive practices. Regulators around the globe have increasingly taken measures to seek to increase the stability of the financial markets, including by adopting rules that may curtail the Fund’s ability to use derivative and other instruments and that may require the Fund to change how it has been managed historically. The Adviser continues to evaluate these measures, and there can be no assurance that they will not adversely affect the Fund and its performance.

SPAC Risk.  The Fund may invest in stock of, warrants to purchase stock of, and other interests in special purpose acquisition companies or similar special purpose entities that pool funds to seek potential acquisition opportunities (collectively, “SPACs”).  Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which may be traded in the over-the-counter market, may be considered illiquid and/or may be subject to restrictions on resale.  An investment in an SPAC is subject a variety of risks, including that (i) a significant portion of the monies raised by the SPAC for the purpose of identifying and effecting an acquisition or merger may be expended during the search for a target transaction; (ii) an attractive acquisition or merger target may not be identified at all and the SPAC will be required to return any remaining monies to shareholders; (iii) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of SPAC shareholders; (iv) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (v) the warrants or other rights with respect to the SPAC held by the Fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; (vi) the Fund will be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; (vii) an investment in an SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (viii) no or only a thinly traded market for shares of or interests in an SPAC may develop, leaving the Fund unable to sell its interest in an SPAC or to sell its interest only at a price below what the Fund believes is the SPAC interest’s intrinsic value; and (ix) the values of investments in SPACs may be highly volatile, the Fund may have little or no ability to hedge its exposure to a SPAC investment, and the value of a SPAC investment may depreciate significantly.

Counterparty Risk –A significant risk in certain transactions, such as two-party derivative instruments, securities loans and repurchase agreements, is the creditworthiness of the counterparty because the integrity of the transaction depends on the willingness and ability of the counterparty to meet its contractual obligations. Accordingly, such transactions involve the risk that the Fund will be delayed in or prevented from obtaining payments owed to it. If a counterparty fails to meet its contractual obligations, files for bankruptcy, or otherwise experiences a business interruption, the Fund could, be delayed in or prevented from obtaining payments owed to it, miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund. Counterparty risk is heightened during unusually adverse market conditions. The use of a central clearing party for certain investments is intended to decrease counterparty risk but will not make these transactions risk free and may increase the overall costs associated with the transaction or involve other risks.

Operational Risk – In addition to the risks associated with the Adviser’s implementation of the Fund’s investment program, the Fund also is subject to operational risk associated with the provision of investment management and other services to the Fund by the Adviser and the Fund’s other service providers. Operational risk includes the risk that deficiencies in the Adviser’s internal systems (including communications and information systems) or controls, or in those of a service provider, including those to whom the Adviser has contractually delegated certain of its responsibilities, may cause losses for the Fund or hinder Fund operations. Operational risk results from inadequate procedures and controls, employee fraud, recordkeeping error, human error, and system failures by the Adviser or a service provider. For example, trading delays or errors caused by the Adviser prevent the Fund from purchasing a security that the Adviser expects will appreciate in value, thus reducing the Fund’s opportunity to benefit from the security’s appreciation. The Adviser is generally not contractually liable to the Fund for operational losses associated with operational risk.

Other Risks – Certain portfolio management techniques may be considered senior securities unless steps are taken to segregate the Fund’s assets or otherwise cover its obligations. To avoid having these instruments considered senior securities, the Fund intends to segregate liquid assets with a value equal (on a daily mark-to-market basis) to its obligations under these types of transactions, enter into offsetting transactions or otherwise cover such transactions. To the extent the Fund’s assets are segregated or committed as cover, it could limit the Fund’s investment flexibility. Segregating assets and covering positions will not limit or offset losses.

Annual Total Returns: The information in the bar chart and table shown below provides some indication of the risks of investing in the Fund but does not reflect the deduction of taxes that a shareholder would pay on distributions or redemptions. The bar chart shows changes in the performance of the Fund’s Institutional Class shares for the period since the Fund commenced investment operations consistent with its principal investment strategies (January 2, 2014) through December 31, 2020 and the table compares the average annual total returns of the Fund’s Institutional Class shares for the one-year, five-year and since inception periods with those of the ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index. Investor Class shares represent an investment in the same portfolio of securities as Institutional Class shares; however, Investor Class shares are subject to a 0.25% 12b-1 fee whereas Institutional Class shares are not subject to a 12b-1 fee. The performance results herein reflect the reinvestment of all dividends and distributions.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at http://www.westchestercapitalfunds.com.

Total return as of 12/31 for each period [TO BE UPDATED BY AMENDMENT]

During the periods shown in the above chart, the highest quarterly return was [[  ]% (for the quarter ended [  ])] and the lowest quarterly return was [[  ]% (for the quarter ended [  ])]. For the periods shown, the Fund had expense limitations, without which returns would have been lower.

Average Annual Total Returns
for the Periods Ended December 31, 2020

	1 Year	5 Year	Since Inception (1/2/2014)
Institutional Class Shares
Return Before Taxes	[ ]%	[ ]%	[ ]%
Return After Taxes on Distributions	[ ]%	[ ]%	[ ]%
Return After Taxes on Distributions and Sale of Fund Shares*	[ ]%	[ ]%	[ ]%
Investor Class Shares**
Return Before Taxes	[ ]%	[ ]%	[ ]%
ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (reflects no deduction for fees and expenses)	[ ]%	[ ]%	[ ]%

* The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures because when a capital loss occurs upon the redemption of shares of the Fund, a tax deduction is provided that may benefit the investor.

** Performance for Investor Class shares for the periods prior to their inception (3/22/2017) is the historical performance of Institutional Class shares, and has been adjusted for the higher expenses applicable to Investor Class shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. Investors holding their shares through such tax-advantaged arrangements generally will only be taxed upon withdrawal of monies from the arrangement.  After-tax returns are shown for Institutional Class shares only; after-tax returns for Investor Class shares will vary.

Investment Adviser: Westchester Capital Management, LLC.

Portfolio Managers: Mr. Roy D. Behren and Mr. Michael T. Shannon have served as co-portfolio managers of the Fund since the Fund commenced investment operations in January 2014. Mr. Behren is Co-Manager and Co-President of the Adviser and Co-President, Treasurer and a Trustee of the Fund. Mr. Shannon is Co-Manager and Co-President of the Adviser and Co-President and a Trustee of the Fund.

Purchase and Sale of Fund Shares:

You may purchase or redeem shares on any day when the Fund calculates its NAV. The Fund calculates its NAV on each weekday other than days when the NYSE is closed for a holiday or is otherwise scheduled to be closed. Shares of the Fund may be purchased by sending a completed application form to WCM Alternatives: Event-Driven Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin, 53201-0701 or through authorized financial intermediaries.

The minimum investment requirements for initial and subsequent investment are as follows:

	Minimum Initial Investment	Subsequent Investments
Investor Class Shares	$2,000*	$0
Institutional Class Shares	$1,000,000	$500

* In general, there is no minimum investment required for investments in Investor Class shares by qualified retirement plans or investments that are made through omnibus accounts.

Tax Information: The Fund’s distributions are generally taxable to you as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

WCM ALTERNATIVES: CREDIT EVENT FUND

Investment Objective:  WCM Alternatives: Credit Event Fund’s (for purposes of this section, the “Fund”) investment objective is to provide attractive risk-adjusted returns independent of market cycles. The intent is to provide such returns through both current income and capital appreciation. Risk-adjusted return is a concept that considers not only an investment’s return, but also the amount of potential risk involved in producing that return.

Fees and Expenses of the Fund:  The tables below describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. An investor transacting in Institutional Class Shares may be required to pay a commission to a broker.  Shares of the Fund are also available in Investor Class Shares that have different fees and expenses.

Shareholder Fees:
(fees paid directly from your investment)

	Investor Class	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed)	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses: (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Institutional Class
Management Fees	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	0.00%
Total Other Expenses	[ ]%	[ ]%
Interest on Short Positions and on Reverse Repurchase Agreements and Borrowing	[ ]%	[ ]%
Expense on Securities Sold Short	[ ]%	[ ]%
Remaining Other Expenses	[ ]%	[ ]%
Acquired Fund Fees and Expenses (1)	[ ]%	[ ]%
Total Annual Fund Operating Expenses Before Expense Waiver and Reimbursement	[ ]%	[ ]%
Fee Waiver and Reimbursement(2)	([ ])%	([ ])%
Total Annual Fund Operating Expenses After Expense Waiver and Reimbursement(2)	[ ]%	[ ]%

(1)  Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table may not correlate to the expense ratios in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

(2) [The Adviser has contractually agreed to waive its investment advisory fee and to reimburse the Fund for other ordinary operating expenses to the extent necessary to limit ordinary operating expenses to an amount not to exceed 1.64% and 1.89% for Institutional Class shares and Investor Class shares, respectively. Ordinary operating expenses exclude taxes, commissions, mark-ups, litigation expenses, indemnification expenses, interest expenses, borrowing expenses, including on securities sold short, dividend expenses on securities sold short, trading or investment expenses, Acquired Fund Fees and Expenses, and any extraordinary expenses.  This expense limitation will apply until  [ ______, 2022,] unless it is terminated by the Fund’s Board of Trustees at an earlier time. To the extent that the Adviser waives its investment advisory fee and/or reimburses the Fund for other ordinary operating expenses, it may seek reimbursement of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or reimbursed, subject to the expense limitation in place at the time such amounts were waived or reimbursed and the terms of any expense limitations in place at the time of recoupment.]

Example: The Example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Only the first year of each period in the Example takes into account the fee waiver and reimbursement described above.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Investor Class Shares	$[ ]	$[ ]	$[ ]	$[ ]
Institutional Class Shares	$[ ]	$[ ]	$[ ]	$[ ]

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses table above or in the Example, affect the Fund’s performance. During the fiscal year ended December 31, 2020, the Fund’s portfolio turnover rate was [  ]% of the average value of its portfolio.

Principal Investment Strategies: Under normal market conditions, the Fund will invest principally in fixed income investments and other investments related to specific events or catalysts that the Adviser expects will cause material credit events or similar situations (referred to as “credit event opportunities”), such as capital structure arbitrage, mergers and acquisitions, spin-offs, credit restructurings, IPOs of debt, re-financings, debt maturities, asset monetizations, and other restructurings.  The Fund may also invest in securities of late-stage distressed issuers, issuers involved in pre- and post-bankruptcy proceedings, special purpose acquisition companies, and similar investment opportunities.  The Fund seeks to make investments that the Adviser believes will appreciate in value or in certain instances, like with respect to debt securities, will result in the right to repayment being satisfied before the stated maturity date due to, among other things, completed transactions, re-capitalizations, debt retirement, and restructurings. In making investment decisions, the Adviser may also consider the income that can be earned on an investment until the time a credit event opportunity is expected to be realized.

In implementing the Fund’s principal investment strategies, the Fund may invest in a wide variety of investments, such as bonds and other debt securities of any kind (including, among others, corporate debt obligations, including defaulted securities and obligations of distressed issuers), loans, preferred stock and other preferred securities, convertible bonds, high-yield securities, structured credit securities, initial public offerings, closed-end funds and other pooled investment vehicles, credit default swaps, equity linked notes and derivative instruments of any kind, including options, swaps and structured notes, and other similar securities.

The Fund also may invest in leveraged loans. Leveraged loans include loans extended to an entity that already has considerable amounts of debt (or will after the borrowing). Leveraged loans may be issued in connection with leveraged buyout transactions and may involve limited or no covenant protections for the benefit of those who the borrower is obligated to repay at maturity, such as the Fund.

The Adviser seeks to invest in attractive credit-event related opportunities of any kind.  Accordingly, the Fund may invest in foreign issuers and securities without limit.  Also, the Fund may invest in debt instruments of any duration or credit quality, including high yield debt (commonly referred to as “junk” bonds), distressed debt and defaulted debt. These securities are speculative investments that carry greater risks and are more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality investments. While there are no limits on the Fund’s weighted average duration, the Adviser generally will target a portfolio with a short to medium term effective duration of less than 7 years.

When the Adviser believes there are sufficient attractive investment opportunities, the Adviser may make investments that involve the use of investment leverage.  The Fund may use derivative instruments, short sale positions, repurchase agreements, reverse repurchase agreements, credit facilities and other means to create investment exposure or leverage and the Fund’s total notional (that is, investment) exposure may exceed its net assets significantly.

Among the investment strategies the Adviser may use on behalf of the Fund are the following strategies.  The Fund may use some, none or all of these strategies at any one time, and there is no limit on the percentage of the Fund’s assets that may be invested in any single type of strategy or investment.

◾
Special Situations Strategy: The Fund may invest in the securities of issuers based upon the expectation of the Adviser that the price of such securities may change in the short term due to a special situation, such as spinoffs and split-offs, re-capitalization, credit rating upgrade, debt repayment, the outcome of litigation or other dispute, a positive earnings report, legislative or regulatory changes or other catalyst-driven event. The Fund may seek to profit from special situations by employing one or more arbitrage sub-strategies, including, but not limited to, capital structure arbitrage and convertible arbitrage, or the Fund may seek to use such strategies independently.

•
Capital Structure Arbitrage: Capital structure arbitrage is an investment strategy that seeks to profit from relative pricing discrepancies between related securities, such as securities of different classes issued by the same issuer.  For example, when the Adviser believes that unsecured securities are overvalued in relation to senior secured securities of the same issuer, the Fund may purchase senior secured securities of the issuer and take a short position in the unsecured securities of the same issuer. In this example, the trade may be profitable if credit quality spreads widen or if the issuer goes bankrupt and the recovery rate for the senior debt is higher than the expectations implicit in the prices of the securities at the time the Fund established its positions.

•
Convertible Arbitrage: Convertible arbitrage is a strategy that seeks to profit from mispricings between an issuer’s convertible securities and the underlying equity securities. A common convertible arbitrage approach matches a long position in a convertible security with a short position in the underlying common stock when an investor believes the convertible security is undervalued relative to the value of the underlying equity security. In such a case, the investor may seek to sell short shares of the underlying common stock in order to hedge exposure to the issuer of the equity securities.  Convertible arbitrage positions may be designed to earn income from coupon or dividend payments on the investment in the convertible securities.

◾
Distressed/Restructuring Strategies: The Fund may invest in securities, including debt securities, of financially distressed companies and companies undergoing or expected to undergo bankruptcy or other insolvency proceedings.  The Fund may invest in corporate bonds, privately held loans and other securities or obligations of companies that are highly leveraged, are experiencing financial difficulties or have filed for bankruptcy. The Fund may profit from its investments in such issuers if the issuer undergoes a successful restructuring or recapitalization, undertakes asset sales or participates in spin-off transactions.  The Fund may also purchase securities in anticipation of a company’s recovery or turnaround or the liquidation of all or some of the company’s assets.

◾
Options Strategies: The Fund may sell or buy call or put options on its portfolio securities.  The Fund may also sell or buy options on one or more stocks or bonds or on a basket of stocks or bonds, including those of issuers in the same industry or industry sub-group.  The Adviser may determine to sell or purchase securities and sell or buy options on those shares at approximately the same time, although options trades on the Fund’s portfolio securities may occur at any time or not at all.  The Adviser may utilize option strategies at any time, including in a relatively flat or declining market environment, for hedging or investment purposes.

The Fund may utilize other options strategies, such as writing options on securities it does not currently own (known as “uncovered” options), buying or selling options when the Adviser believes they may be mispriced or may provide attractive opportunities to earn income, or engaging in risk-reversal transactions.  In a risk-reversal transaction, the Adviser may buy put options and sell call options against a long stock position.

◾
Merger-Arbitrage Strategy: The Fund may purchase the securities of companies that are involved in publicly announced mergers, takeovers and other corporate reorganizations, and use one or more arbitrage strategies in connection with the purchase.  Merger-arbitrage is a highly specialized investment approach generally designed to profit from the successful completion of such transactions.  Although a variety of strategies may be employed depending upon the nature of the reorganizations selected for investment, the simplest form of merger-arbitrage activity involves purchasing the shares of an announced acquisition target at a discount to their expected value upon completion of the acquisition.  The size of this discount, known as the arbitrage “spread,” may represent the Fund’s potential profit on such an investment.  The success of the merger-arbitrage strategy depends on, among other things, the Adviser’s correct evaluation of the outcome of the event-driven opportunity because the Adviser typically seeks to establish one or more investment positions that will benefit from the completion of the merger, takeover or other reorganization.  The Fund may employ a variety of hedging strategies to seek to protect against issuer-related risk, including selling short the securities of the company that proposes to acquire the target company and/or the purchase and sale of put and call options. (To sell a security short, the Fund may borrow the security from a broker or other counterparty and sell it to a third party. The Fund is obligated to return the same number of securities it borrowed from the broker back to the broker at a later date to close out the short position, at which point in time those securities may have a value that is greater or lesser than the price at which the short sale was established.)

◾
Investments in SPACs: The Fund may invest significantly in the common stock of and other interests (e.g., warrants) in special purpose acquisition companies or similar special purpose entities that pool funds to seek potential acquisition opportunities (collectively, “SPACs”).  A SPAC investment typically represents an investment in a special purpose vehicle that seeks to identify and effect an acquisition of, or merger with, an operating company in a particular industry or sector.  During the period when management of the SPAC seeks to identify a potential acquisition or merger target, typically most of the capital raised for that purpose (less a portion retained to cover expenses) is invested in income-producing investments.  The Fund may invest in SPACs for a variety of investment purposes, including to achieve income.  Some SPACs provide the opportunity for common shareholders to have some or all of their shares redeemed by the SPAC at or around the time a proposed merger or acquisition is expected to occur.  The Fund may sell its investments in SPACs at any time, including before, at or after the time of a merger or acquisition.  As of [recent date], [  ]% of the Fund’s assets were invested in SPACs.  Although the Fund’s allocation to different investment strategies and investment types changes over time, the Fund may continue to have a significant percentage of its assets invested in SPACs.

◾
Other Strategies: In addition to the above principal investment strategies, the Fund’s Adviser may invest in other investments or utilize other strategies, including non-credit related event-driven and market neutral strategies. A market neutral strategy is a type of investment strategy that seeks to profit irrespective of whether prices of securities in the market more generally are broadly increasing or decreasing.  The performance of a successfully implemented market neutral strategy should have relatively low levels of correlation to the performance of the market overall, though under certain conditions the performance of many asset classes and investment strategies, including market neutral strategies, have become highly correlated with the broader market, and may become so again. The Fund may also invest in issuers to capture special dividends or other special distributions. The success of any strategy employed by the Fund’s Adviser will largely depend upon, among other things, the Adviser’s skill in evaluating the likelihood of the successful completion of a particular catalyst or a related event.

The Fund may also invest in other investment companies and exchange-traded funds (“ETFs”), closed-end funds and open-end mutual funds, among others, including pooled investment vehicles sponsored by the Adviser.  Those investments may be made for the purpose of, among other things, gaining or hedging market exposure, hedging exposure to a particular industry, sector or component of an event-driven opportunity, managing the Fund’s cash position, or obtaining credit exposure to other event-driven strategies when the Adviser determines there are insufficient attractive credit-event related investment opportunities.

The Fund may use derivative instruments of any kind to seek to take advantage of attractive credit-event related opportunities it identifies.  For example, the Fund may use derivative instruments, such as credit default swaps, because they represent the most efficient way to gain long or short exposure to one or more identified credit-related investment opportunities, issuers or asset classes.  The Fund may also invest in derivative instruments, such as interest rate swaps, for hedging, duration management, volatility management and other risk management purposes.

The Fund may also loan portfolio securities to earn income.

The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer or a smaller number of issuers than a diversified fund.  Although there are no constraints on the number of credit event opportunities the Fund may have exposure to, the Fund expects to have exposure to between 20 to 40 credit event-related opportunities under normal circumstances.  The Fund normally expects to engage in active and frequent trading and expects to have a high rate of portfolio turnover.

Principal Risks:  You could lose money by investing in the Fund.  Although the Fund will strive to meet its investment objective, there is no assurance that it will do so.  Although all of the following are principal risks of investing in the Fund and could adversely affect the Fund’s net asset value (“NAV”) and performance, an investment in the Fund is particularly subject to Merger-Arbitrage and Event-Driven Risk, Management Risk, Hedging Transactions Risk, Debt Securities Risk and Leveraging Risk.

Counterparty Risk – To the extent the Fund enters into contracts with counterparties, such as over-the-counter (“OTC”) derivatives contracts, the Fund runs the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund. Counterparty risk is greater for derivatives with longer maturities where events may intervene to prevent settlement. Counterparty risk is also greater when the Fund has concentrated its derivatives with a single or small group of counterparties as it sometimes does as a result of its use of swaps and other OTC derivatives.

Debt Securities Risk – Debt securities may fluctuate in value and experience periods of reduced liquidity due to, among other things, changes in interest rates, governmental intervention, general economic conditions, industry fundamentals, market sentiment and the financial condition of the issuer, including the issuer’s credit rating or financial performance.  During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices.  Debt securities may be difficult to value during such periods. Debt securities generally trade in the over-the-counter market and can be less liquid than other types of investments, particularly during adverse market and economic conditions. Debt securities are subject to interest rate risk, which is the risk that when interest rates rise, the values of fixed income debt securities tend to decline. Debt securities have varying levels of sensitivity to changes in interest rates, and the values of securities with longer durations tend to be more sensitive to changes in interest rates.  Debt securities are subject to the risk that if interest rates decline, issuers of debt securities may exercise redemption or call provisions. This may force the Fund to reinvest redemption or call proceeds in securities with lower yields, which may reduce Fund performance. Debt securities are also subject to credit risk, which is the risk that the issuer of an instrument may default on interest and/or principal payments due to the Fund.  An increase in credit risk or a default will cause the value of the Fund’s fixed and floating rate income securities to decline. Some debt securities may be subject to extension risk. This is the risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Some debt securities also involve prepayment or call risk. This is the risk that the issuer will repay a Fund the principal on the security before it is due, thus depriving a Fund of a favorable stream of future interest or dividend payments. A Fund could buy another security, but that other security might pay a lower interest rate.

Securities rated below-investment-grade (and unrated securities of comparable credit quality), commonly referred to as “high-yield” or “junk” bonds, have speculative characteristics and generally have more credit risk than higher-rated securities.  Lower rated issuers are more likely to default and their securities could become worthless.  Below-investment-grade securities are also subject to greater price volatility than investment grade securities.  In addition, investments in defaulted securities and obligations of distressed issuers, such as issuers undergoing or expected to undergo bankruptcy, may be illiquid and are considered highly speculative.

The market value of convertible debt securities will also be affected by changes in the price of the underlying equity securities. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Because convertible securities are higher in the firm’s capital structure than equity, convertible securities are generally not as risky as the equity securities of the same issuer. However, convertible securities may gain or lose value due to changes in interest rates and other general economic conditions, industry fundamentals, market sentiment and changes in the issuer’s operating results and credit ratings.

The market values of debt securities issued by companies involved in pending corporate mergers, takeovers or other corporate events, or debt securities that will be repaid in connection with a merger, takeover or other corporate event, may be determined in large part by the status of the transaction and its eventual outcome, especially if the debt securities are subject to change of control provisions that entitle the holder to be paid par value or some other specified dollar amount upon completion of a transaction or other event.

Derivatives Risk – Derivatives, such as options, swaps, futures and forward contracts, may not produce the desired investment results because, for example, they are not perfect substitutes for the underlying securities, indices or currencies from which they are derived. Derivatives also may create leverage which will amplify the effect of their performance on the Fund and may produce significant losses.

Derivatives involve special risks, including: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, or that penalties could be incurred for positions held less than the required minimum holding period; and (7) the inability to close out certain positions to avoid losses, exposing the Fund to greater potential risk of loss.  In addition, the use of derivatives for non-hedging purposes may be considered a speculative practice and may present an even greater risk of loss than when used for hedging purposes.  There is the possibility that derivative strategies will not be used or that ineffective implementation of derivative strategies or unusual market conditions could result in significant losses to the Fund.

Distressed Securities Risk – Distressed securities risk refers to the uncertainty of repayment of defaulted securities and obligations of distressed issuers. Because the issuer of such securities is likely to be in a distressed financial condition, repayment of distressed or defaulted securities (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring or in bankruptcy or insolvency proceedings) is subject to significant uncertainties. Insolvency laws and practices in foreign jurisdictions are different than those in the U.S. and the effect of these laws and practices may be less favorable and predictable than in the U.S. Investments in defaulted securities and obligations of distressed issuers are considered highly speculative.

Event-Driven Risk – Event-driven investing involves the risk that the Adviser’s evaluation of the outcome of a proposed event, whether it be a merger, reorganization, regulatory issue or other event, will prove incorrect and that the Fund’s return on the investment will be negative. Even if the Adviser’s judgment regarding the likelihood of a specific outcome proves correct, the expected event may be delayed or completed on terms other than those originally proposed, which may cause the Fund to lose money or fail to achieve a desired rate of return.  The Fund expects to employ strategies that are not designed to benefit from general market appreciation or improved economic conditions in the global economy. Accordingly, the Fund may be expected to underperform the broad markets under certain market conditions, such as periods when there has been rapid appreciation in the equity markets.

Foreign Investing Risk – Investing in securities of foreign companies or ETFs which invest in securities of foreign companies may involve more risks than investing in U.S. companies and such investments may entail political, cultural, regulatory, legal and tax risks different from those associated with comparable transactions in the United States.  These risks can increase the potential for losses in the Fund and may include, among others, currency devaluations, currency risks (fluctuations in currency exchange rates), country risks (political, diplomatic, regional conflicts, terrorism, war, social and economic instability and policies that have the effect of limiting or restricting foreign investment or the movement of assets) as well as different trading and settlement practices, less government supervision, less publicly available information, limited trading markets and greater volatility than comparable investments in U.S. companies.

In addition, issuers of non-U.S. securities (particularly those tied economically to emerging countries) often are not subject to as much regulation as U.S. issuers, and the reporting, accounting, custody, and auditing standards to which those issuers are subject often are not as rigorous as U.S. standards. Further, investments in securities denominated or companies receiving revenues in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar.  A decline in the values of foreign currencies relative to the U.S. dollar will reduce the values of securities held by the Fund and denominated in those currencies.

Hedging Transactions Risk – The success of the Fund’s hedging strategy, if used, will be subject to, among other things, the Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Hedging transactions involve the risk of imperfect correlation.  Imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss.  Hedging transactions also limit the opportunity for gain if the value of a hedged portfolio position should increase. There can be no assurance that any hedging transactions will serve their intended purpose or limit the Fund’s exposure to risk or investment losses.

Interest Rate Risk – Prices of debt securities and preferred stocks tend to move inversely with changes in interest rates. When interest rates fall, the market value of the respective debt securities and preferred securities usually increases. Conversely, when interest rates rise, the market value of the respective debt securities and preferred securities usually declines. As such, a change in interest rates may affect prices of the Fund’s debt securities and preferred securities and, accordingly, the Fund’s share price.

Large Shareholder Risk – Certain account holders, including the Adviser or funds or accounts over which the Adviser has investment discretion, may from time to time own or control a significant percentage of the Fund’s shares. The Fund is subject to the risk that a redemption by large shareholders of all or a portion of their Fund shares or a purchase of Fund shares in large amounts and/or on a frequent basis, including as a result of asset allocation decisions made by the Adviser, will adversely affect the Fund’s performance if it is forced to sell portfolio securities or invest cash when the Adviser would not otherwise choose to do so. This risk will be particularly pronounced if one shareholder owns a substantial portion of the Fund. Redemptions of a large number of shares may affect the liquidity of the Fund’s portfolio, increase the Fund’s transaction costs and/or lead to the liquidation of the Fund. Such transactions also potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any).

Legal and Regulatory Risk – Legal, tax and regulatory changes could occur and may adversely affect the Fund, its investments and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New (or revised) laws or regulations may be imposed by the U.S. Commodity Futures Trading Commission (“CFTC”), the Securities and

Exchange Commission (“SEC”), the Internal Revenue Service (“IRS”), the Federal Trade Commission (“FTC”), the U.S. Federal Reserve or other domestic or foreign governmental regulatory authorities or self-regulatory organizations that could adversely affect the Fund. The Fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations, such as statutes and regulations governing mergers, takeovers or potential monopolies. Regulators around the globe have increasingly taken measures to seek to increase the stability of the financial markets, including by adopting rules that may curtail the Fund’s ability to use derivative and other instruments and that may require the Fund to change how it has been managed historically. The Adviser continues to evaluate these measures, and there can be no assurance that they will not adversely affect the Fund and its performance.

Leveraging Risk – If the Fund employs leverage, such as borrowing money to purchase securities, engaging in repurchase agreements, lending portfolio securities and investing in derivative instruments, the value of the Fund’s shares could be expected to be more volatile. Unless profits and income on securities acquired with leverage exceed the costs of the leverage, the use of leverage will diminish the investment performance of the Fund compared with what it would have been without leverage, and the use of leverage will cause any losses the Fund incurs to be greater than they otherwise would have been had the Fund not employed leverage.

Limited Operating History Risk – The Fund has limited operating history to evaluate and may not attract sufficient assets to achieve or maximize investment and operational efficiencies.

Liquidity Risk – Liquidity risk is the risk that a Fund may invest in securities that trade in lower volumes and may be less liquid than other investments or that the Fund’s investments may become less liquid in response to market developments or adverse investor perceptions. Some securities may have few market-makers and low trading volume, which tend to increase transaction costs and may make it impossible for the Fund to dispose of a security position at all or at a price which the Adviser believes represents current or fair market value.

Lower-Rated Securities Risk – Securities rated below investment-grade (and unrated securities of comparable credit quality), commonly referred to as “high-yield” or “junk” bonds, have speculative characteristics and generally have more credit risk than higher-rated securities. Companies issuing high-yield fixed-income securities are not as strong financially as those issuing securities with higher credit ratings and are more likely to encounter financial difficulties.  Lower rated issuers are more likely to default and their securities could become worthless.

Management Risk – The Fund is subject to management risk because it is an actively managed investment portfolio.  The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result or that its evaluation of the likelihood that a specific merger, reorganization or other event will be completed as expected will prove correct.  The success of any strategy employed by the Adviser will largely depend upon, among other things, the Adviser’s skill in evaluating the likelihood of the successful completion of a particular catalyst or a related event. The Adviser or the Fund’s service providers may experience disruptions or operating errors that could adversely affect the Fund’s operations and performance.

Market Risk – Investment markets can be volatile.  Various market risks can affect the price or liquidity of an issuer’s securities in which the Fund may invest. The prices of investments can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political, demographic or market conditions. No hedging or other instrument exists that would allow the Fund to eliminate all of the Fund’s exposure to market volatility. During periods of significant market stress or volatility, the performance of the Fund may correlate to a greater extent with the overall equity markets than it has during periods of less stress and volatility. There can be no assurance that the Fund’s performance will not correlate closely with that of the equity markets during certain periods, such as periods of significant market stress. The Fund’s investments may decline in value if markets perform poorly.

Non-Diversification Risk -– As a non-diversified fund, the Fund has a greater potential to realize losses upon the occurrence of adverse events affecting an issuer in its portfolio.

Operational Risk -– The Fund is subject to operational risk associated with the provision of investment management and other services to the Fund by the Adviser and the Fund’s other service providers. Operational risk includes the risk that deficiencies in the Adviser’s internal systems (including communications and information systems) or controls, or in those of a service provider, including those to whom the Adviser has contractually delegated certain of its responsibilities, may cause losses for the Fund or hinder Fund operations. Operational risk results from inadequate procedures and controls, employee fraud, recordkeeping error, human error, and system failures by the Adviser or a service provider. For example, trading delays or errors caused by the Adviser prevent the Fund from purchasing a security that the Adviser expects will appreciate in value, thus reducing the Fund’s opportunity to benefit from the security’s appreciation. The Adviser is generally not contractually liable to the Fund for operational losses associated with operational risk.

Options Risk – The Fund may engage in a variety of options transactions. When the Fund purchases put options, it risks the loss of the cash paid for the options if the options expire unexercised.  When the Fund sells (writes) covered call options, it forgoes the opportunity to benefit from an increase in the value of the underlying stock above the exercise price, but it continues to bear the risk of a decline in the value of the underlying stock.  In addition, the Fund may earn premiums from writing call options.  For shareholders who hold Fund shares in a taxable account, profits from writing call options are generally treated as short-term capital gains for U.S. federal income tax purposes, taxable to shareholders as ordinary income when distributed to them.

Other Risks – Certain portfolio management techniques may be considered senior securities unless steps are taken to segregate the Fund’s assets or otherwise cover its obligations. To avoid having these instruments considered senior securities, the Fund intends to segregate liquid assets with a value equal (on a daily mark-to-market basis) to its obligations under these types of transactions, enter into offsetting transactions or otherwise cover such transactions. To the extent the Fund’s assets are segregated or committed as cover, it could limit the Fund’s investment flexibility. Segregating assets and covering positions will not limit or offset losses.

Portfolio Turnover Risk – The frequency of the Fund’s transactions will vary from year to year, though event-driven portfolios typically have higher turnover rates than portfolios of typical long-only funds.  Increased portfolio turnover will result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in increased distributions of taxable capital gains to Fund shareholders, including short-term capital gains taxable to shareholders at ordinary income rates, when Fund shares are held in a taxable account. Higher costs associated with increased portfolio turnover reduce the Fund’s performance. The Fund normally expects to engage in active and frequent trading and expects to have a high rate (over 100%) of portfolio turnover.

Short Selling Risk – Generally, to the extent the price of a security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss.  The amount of a potential loss on an uncovered short sale transaction is theoretically unlimited.  Also, the Fund is required to deposit collateral in connection with such short sales and has to pay a fee to borrow particular securities and will often be obligated to pay to the lender of the security amounts equal to any dividends and accrued interest on the borrowed securities during the period of the short sale.  Short sales are also subject to many of the risks described herein under “Derivatives Risk”.

SPAC Risk.  The Fund may invest in stock of, warrants to purchase stock of, and other interests in special purpose acquisition companies or similar special purpose entities that pool funds to seek potential acquisition opportunities (collectively, “SPACs”).  Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which may be traded in the over-the-counter market, may be considered illiquid and/or may be subject to restrictions on resale.  An investment in an SPAC is subject a variety of risks, including that (i) a significant portion of the monies raised by the SPAC for the purpose of identifying and effecting an acquisition or merger may be expended during the search for a target transaction; (ii) an attractive acquisition or merger target may not be identified at all and the SPAC will be required to return any remaining monies to shareholders; (iii) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of SPAC shareholders; (iv) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (v) the warrants or other rights with respect to the SPAC held by the Fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; (vi) the Fund will be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; (vii) an investment in an SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (viii) no or only a thinly traded market for shares of or interests in an SPAC may develop, leaving the Fund unable to sell its interest in an SPAC or to sell its interest only at a price below what the Fund believes is the SPAC interest’s intrinsic value; and (ix) the values of investments in SPACs may be highly volatile, the Fund may have little or no ability to hedge its exposure to a SPAC investment, and the value of a SPAC investment may depreciate significantly.

Annual Total Returns: The information in the bar chart and table shown below provides some indication of the risks of investing in the Fund but does not reflect the deduction of taxes that a shareholder would pay on distributions or redemptions. The bar chart shows the performance of the Fund’s Institutional Class shares for the calendar years ended December 31, 2018, December 31, 2019 and December 31, 2020 and the table compares the average annual total returns of the Fund’s Institutional Class shares for the one-year, three-year and since inception periods with those of the ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index. Investor Class shares represent an investment in the same portfolio of securities as Institutional Class shares; however, Investor Class shares are subject to a 0.25% 12b-1 fee whereas Institutional Class shares are not subject to a 12b-1 fee. The performance results herein reflect the reinvestment of all dividends and distributions.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at http://www.westchestercapitalfunds.com.

Total return as of 12/31 for each year [TO BE UPDATED BY AMENDMENT]

During the period shown in the above chart, the highest quarterly return was [5.55% (for the quarter ended March 31, 2019)] and the lowest quarterly return was [-3.12% (for the quarter ended December 31, 2018)]. For the periods shown, the Fund had expense limitations, without which returns would have been lower.

Average Annual Total Returns
for the Periods Ended December 31, 2020

	1 Year	3 Year	Since Inception (12/29/2017)
Institutional Class Shares
Return Before Taxes	[ ]%	[ ]%	[ ]%
Return After Taxes on Distributions	[ ]%	[ ]%	[ ]%
Return After Taxes on Distributions and Sale of Fund Shares*	[ ]%	[ ]%	[ ]%
Investor Class Shares
Return Before Taxes	[ ]%	[ ]%	[ ]%
ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (reflects no deduction for fees and expenses)	[ ]%	[ ]%	[ ]%

* The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures because when a capital loss occurs upon the redemption of shares of the Fund, a tax deduction is provided that may benefit the investor.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. Investors holding their shares through such tax-advantaged arrangements generally will only be taxed upon withdrawal of monies from the arrangement. After-tax returns are shown for Institutional Class shares only; after-tax returns for Investor Class shares will vary.

Investment Adviser:  Westchester Capital Management, LLC.

Portfolio Managers: Mr. Roy D. Behren, Mr. Michael T. Shannon, and Mr. Steven V. Tan have served as co-portfolio managers since the Fund’s inception.  Mr. Behren is Co-Manager and Co-President of the Adviser and Co-President, Treasurer and a Trustee of the Fund.  Mr. Shannon is Co-Manager and Co-President of the Adviser and Co-President and a Trustee of the Fund. Mr. Tan is Director of Credit Research and Senior Equity Analyst of the Adviser.

Purchase and Sale of Fund Shares:

You may purchase or redeem shares on any day when the Fund calculates its NAV. The Fund calculates its NAV on each weekday other than days when the New York Stock Exchange (“NYSE”) is closed for a holiday or is otherwise scheduled to be closed.  Shares of the Fund may be purchased by sending a completed application form to WCM Alternatives: Credit Event Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin, 53201-0701 or through authorized financial intermediaries.

The minimum investment requirements for initial and subsequent investment are as follows:

	Minimum Initial Investment	Subsequent Investments
Investor Class Shares	$2,000*	$0
Institutional Class Shares	$1,000,000	$500

* In general, there is no minimum investment required for investments in Investor Class Shares by qualified retirement plans or investments that are made through omnibus accounts.

Tax Information:  The Fund’s distributions are generally taxable to you as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker Dealers and Other Financial Intermediaries:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

PRINCIPAL INVESTMENT POLICIES

The Merger Fund

The Fund’s investment objective of achieving capital growth by engaging in merger arbitrage is a fundamental policy, which may not be changed without shareholder approval. Except as otherwise stated, the Fund’s other investment policies are not fundamental and may be changed without obtaining approval by the Fund’s shareholders or prior notice. There is no guarantee that the Fund will achieve its investment objective.

Under normal market conditions, the Fund invests at least 80% of its total assets principally in the common stock, preferred stock and, occasionally, warrants of companies which are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations (“merger-arbitrage investments”). The Fund will not change this policy without providing shareholders with 60 days’ advance written notice. The Fund may also invest in preferred stock, debt obligations and occasionally, warrants as part of its merger-arbitrage strategy or for other investment purposes. See “Investment Objectives and Policies” in the Statement of Additional Information.

Merger arbitrage is a highly specialized investment approach generally designed to profit from the successful completion of proposed mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other types of corporate reorganizations. Although a variety of strategies may be employed depending upon the nature of the reorganizations selected for investment, the simplest form of merger-arbitrage activity involves purchasing the shares of an announced acquisition target at a discount to their expected value upon completion of the acquisition. The size of this discount, known as the arbitrage “spread,” may represent the Fund’s potential profit on such an investment. Because the Adviser typically seeks to profit from the “spread” described above upon the completion of a merger, takeover or other reorganization rather than the performance of the market overall or any one issuer, the Adviser believes the merger-arbitrage strategy is designed to provide performance that normally has relatively low correlation with the performance of stock markets.

The Fund may employ a variety of hedging strategies to seek to protect against issuer-related risk or other risks, including selling short the securities of the company that proposes to acquire the acquisition target and/or the purchase and sale of put and call options. (To sell a security short, the Fund may borrow the security from a broker or other counterparty and sell it to a third party. The Fund is obligated to return the same number of securities it borrowed from the broker back to the broker at a later date to close out the short position, at which point in time those securities may have a value that is greater or lesser than the price at which the short sale was established.) In addition, the Fund may enter into derivative transactions and purchase or sell other instruments of any kind for similar or other hedging purposes, duration management or volatility management purposes, or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. For example, the Adviser may seek to hedge the Fund’s portfolio against a decline in the values of its portfolio securities or a decline in the market generally by purchasing put options or other derivative investments. A put option gives the Fund the right to sell, or “put,” a fixed number of shares of stock at a fixed price within a given time frame in exchange for the payment of a premium. The values of put options generally increase as stock prices decrease. The Fund may sell (“write”) call options of any kind, including, for example, deep in-the-money call options and naked call options. The Fund may sell call options for any purpose, including as part of a strategy to minimize the Fund’s trading costs and/or market impact. A call option is a short-term contract entitling the purchaser, in return for a premium paid, the right to buy the underlying security at a specified price upon exercise of the option at any time prior to its expiration. The Fund may enter into swap contracts, which offer an opportunity to gain long or short investment exposure to a market, an individual security or other asset for purposes similar to those described above. Additionally, the Fund may enter into forward currency contracts to hedge against future changes in the value of a particular currency or for other investment purposes. The Fund also may use derivative transactions with the purpose or effect of creating investment leverage. The Fund’s investments in derivatives and other synthetic instruments that provide exposure comparable to, or form a part of, a merger-arbitrage related investment will be counted toward satisfaction of the Fund’s 80% policy described above.

The Fund may invest significantly in the common stock of and other interests (e.g., warrants) in special purpose acquisition companies or similar special purpose entities that pool funds to seek potential acquisition opportunities (collectively, “SPACs”).  An SPAC investment typically represents an investment in a special purpose vehicle that seeks to identify and effect an acquisition of, or merger with, an operating company in a particular industry or sector.  During the period when management of the SPAC seeks to identify a potential acquisition or merger target, typically most of the capital raised for that purpose (less a portion retained to cover expenses) is invested in income-producing investments.  The Fund may invest in SPACs for a variety of investment purposes, including to achieve income.  Some SPACs provide the opportunity for common shareholders to have some or all of their shares redeemed by the SPAC at or around the time a proposed merger or acquisition is expected to occur.  The Fund may sell its investments in SPACs at any time, including before, at or after the time of a merger or acquisition.

The Fund may invest in and/or hold positions in a company where the Adviser believes the compensation to be paid to shareholders of that company in connection with a proposed merger, corporate reorganization or other event significantly undervalues the company’s securities. In those cases, the Adviser may cause the Fund to participate in legal or other actions, such as appraisal actions, to seek to increase the compensation the Fund receives for the securities the Fund holds. Such actions can be expensive and require prolonged periods to litigate or resolve. There can be no assurance that any such actions will be successful or that the Fund would be able to liquidate the position during the pendency of the action if the Adviser determined doing so was in the Fund’s best interests.

The Fund also may borrow from banks, on a secured or unsecured basis at fixed or variable interest rates, to increase its portfolio holdings of securities. When borrowing money, the Fund must follow specific guidelines under the 1940 Act, which allow the Fund to borrow an amount equal to as much as 33 1/3% of the value of its gross assets.

The Fund may also invest in various types of corporate debt obligations, including defaulted securities and obligations of distressed issuers, as part of its merger-arbitrage strategy or for other investment purposes.

In pursuing the Fund’s investment objective and strategies, the Fund may invest in U.S. and foreign securities without limit and may invest in companies of any market capitalization. The Fund engages in active trading and may invest a portion of its assets to seek short-term capital appreciation.

The Fund may also loan portfolio securities to earn income.

The Fund may invest in other investment companies, including exchange-traded funds (“ETFs”), closed-end funds and open-end mutual funds, among others. To the extent that the Fund invests in shares of another investment company or ETF, the Fund bears its proportionate share of the expenses of the underlying investment company or ETF and is subject to the risks of the underlying investment company’s or ETF’s investments. Those investments may be made for the purpose of gaining long or short market exposure or managing the Fund’s cash position. The Fund may hold a significant portion of its assets in cash, money market investments, money market funds or other similar short-term investments for defensive purposes, to preserve the Fund’s ability to capitalize quickly on new market opportunities or for other reasons, such as because the Adviser has determined to obtain investment exposure through derivative instruments instead of direct cash investments. The Fund may also hold a significant amount of cash or short-term investments immediately after the closing of a number of transactions in which it has invested; this could occur at any time, including at calendar quarter or year ends. During periods when the Fund is so invested, its investment returns may be lower than if it were not so invested, and the Fund may not achieve its investment objective. The Fund also may invest its assets (in the form of cash collateral from securities lending transactions) in one or more unaffiliated private funds that seek to comply with (but are not subject to) Rule 2a-7 under the 1940 Act.

In addition to the above strategies, the Fund’s Adviser may invest in other investments or utilize other strategies. For example, the Fund may pursue other event-driven strategies, including investing in companies that may be (i) involved in significant litigation, (ii) subject to significant regulatory issues or changes, or (iii) exploring strategic alternatives, such as an initial public offering, capital structure restructuring, reorganization or a recapitalization. The success of those strategies will depend upon, among other things, the Adviser’s skill in evaluating the likelihood of the various potential outcomes and the market’s reaction to those outcomes.

In making merger-arbitrage investments for the Fund, the Adviser is generally guided by the following considerations:

•
securities are purchased only after a reorganization is announced or when one or more publicly disclosed events point toward the possibility of some type of merger or other significant corporate event within a reasonable period of time;

•	before an initial position is established, a preliminary analysis is made of the expected transaction to determine the probability and timing of a successful completion;

•
in deciding whether or to what extent to invest, the Adviser evaluates, among other things, the credibility, strategic motivation and financial resources of the participants, and the liquidity of the securities involved in the transaction;

•	the risk-reward characteristics of each arbitrage position are assessed on an ongoing basis, and the Fund’s holdings may be adjusted at any time; and

•
the Adviser may invest the Fund’s assets in both negotiated, or “friendly,” reorganizations and non-negotiated, or “hostile,” takeover attempts, but in either case the Adviser’s primary considerations include the likelihood that the transaction will be successfully completed and its risk-adjusted profile.

The Adviser may sell securities at any time, including if the Adviser’s evaluation of the risk/reward ratio is no longer favorable. For example, the Fund’s portfolio managers may sell a Fund investment in order to take advantage of what they consider to be a better investment opportunity, when they believe the investment no longer represents a relatively attractive investment opportunity, or when they perceive deterioration in the credit fundamentals of the issuer.

The Fund engages in active trading and may invest a portion of its assets in any asset class in which it is permitted to invest to seek short-term capital appreciation, which increases the portfolio turnover rate and causes increased brokerage commission costs. A high turnover rate exposes taxable shareholders to a higher current realization of capital gains, and thus a higher current tax liability, than may be associated with investments in other investment companies which emphasize long-term investment strategies and thus have a lower turnover rate.

The Fund may also invest in various types of corporate debt obligations, including defaulted securities and obligations of distressed issuers, as part of its merger-arbitrage strategy or for other investment purposes.

Any percentage limitation or other requirement as to investments will apply only at the time of an investment to which the limitation or requirement is applicable and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Additionally, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether any investment complies with the Fund’s limitation or requirement.

Depending upon the level of merger activity and in attempting to respond to adverse market, economic, political or other conditions, the Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies. The Fund may temporarily invest a substantial portion of its assets in cash or cash equivalents, including money market instruments such as Treasury bills and other short-term obligations of the United States Government, its agencies or instrumentalities; negotiable bank certificates of deposit; prime commercial paper; and repurchase agreements with respect to the above securities. As a result of taking such a temporary defensive position, the Fund may not achieve its investment objective.

WCM Alternatives: Event-Driven Fund

The Fund primarily employs investment strategies designed to capture price movements generated by specific events, including, but not limited to, equity and/or debt securities of companies involved in mergers, acquisitions, asset sales or other divestitures, restructurings, refinancings, recapitalizations, reorganizations or other special situations (referred to as “event-driven opportunities”). Among the investment strategies the Adviser may use on behalf of the Fund are the following strategies.  The Fund may use some, none or all of these strategies at any one time, and there is no limit on the percentage of the Fund’s assets that may be invested in any single type of strategy or investment.

• Merger-Arbitrage Strategy: The Fund may purchase the securities of companies that are involved in publicly announced mergers, takeovers and other corporate reorganizations, and use one or more arbitrage strategies in connection with the purchase. Although a variety of strategies may be employed depending upon the nature of the reorganizations, the most common merger-arbitrage strategy involves purchasing the shares of an announced acquisition target at a discount to their expected value upon completion of the acquisition. The size of this discount, known as the arbitrage “spread,” may determine the Fund’s potential profit on such an investment. The Fund may employ a variety of hedging strategies to seek to protect against issuer-related risk, including selling short the securities of the company that proposes to acquire the target company and/or the purchase and sale of put and call options. (To sell a security short, the Fund may borrow the security from a broker or other counterparty and sell it to a third party. The Fund is obligated to return the same number of securities it borrowed from the broker back to the broker at a later date to close out the short position, at which point in time those securities may have a value that is greater or lesser than the price at which the short sale was established.) The success of the merger-arbitrage strategy depends on, among other things, the Adviser’s correct evaluation of the outcome of the event-driven opportunity because the Adviser typically seeks to establish one or more investment positions that will benefit from the completion of the merger, takeover or other reorganization.

• Special Situations Strategy: The Fund may invest in the securities of issuers based upon the expectation of the Adviser that the price of such securities may change in the short term due to a special situation, such as a stock buy-back, spinoffs and split-offs, credit rating upgrade, the outcome of litigation or other dispute, a positive earnings report, legislative or regulatory changes or other catalyst-driven event. The Fund may seek to profit from special situations by employing one or more arbitrage sub-strategies, including, but not limited to, capital structure arbitrage and convertible arbitrage, or the Fund may seek to use such strategies independently.

• Capital Structure Arbitrage: Capital structure arbitrage is an investment strategy that seeks to profit from relative pricing discrepancies between related securities, such as securities of different classes issued by the same issuer. For example, when the Adviser believes that unsecured securities are overvalued in relation to senior secured securities of the same issuer, the Fund may purchase senior secured securities of the issuer and take a short position in the unsecured securities of the same issuer. In this example, the trade may be profitable if credit quality spreads widen or if the issuer goes bankrupt and the recovery rate for the senior debt is higher than the expectations implicit in the prices of the securities at the time the Fund established its positions. Another example might involve the Fund purchasing one class of common stock while selling short a different class of common stock of the same issuer.

• Convertible Arbitrage: Convertible arbitrage is a strategy that seeks to profit from mispricings between an issuer’s convertible securities and the underlying equity securities. A common convertible arbitrage approach matches a long position in a convertible security with a short position in the underlying common stock when an investor believes the convertible security is undervalued relative to the value of the underlying equity security. In such a case, the investor may seek to sell short shares of the underlying common stock in order to hedge exposure to the issuer of the equity securities. Convertible arbitrage positions may be designed to earn income from coupon or dividend payments on the investment in the convertible securities.

The Fund may also invest in other special situations, such as initial public offerings, in privately-placed securities of issuers, including those the Adviser expects to undertake an initial public offering, and other related liquidity events for current shareholders of an issuer. The Fund may also invest in issuers to capture special dividends or other distributions.

• Distressed/Restructuring: The Fund may invest in securities, including debt securities, of financially distressed companies and companies undergoing or expected to undergo bankruptcy or other insolvency proceedings. The Fund may invest in corporate bonds, privately held loans and other securities or obligations of companies that are highly leveraged, are experiencing financial difficulties or have filed for bankruptcy. The Fund may profit from its investments in such issuers if the issuer undergoes a successful restructuring or recapitalization, undertakes asset sales or participates in spin-off transactions. The Fund may also purchase securities in anticipation of a company’s recovery or turnaround or the liquidation of all or some of the company’s assets.

• Option Income Strategies: The Fund may sell, or “write,” call options on its portfolio securities. The Fund may also write call options on one or more baskets of stocks, such as the S&P 500 Index or an industry sub-group of the S&P 500 Index. The options written by the Fund are considered “covered” if the Fund owns the stocks or baskets of stocks against which the options are written. The Adviser may determine to purchase shares and sell call options on those shares at approximately the same time, although the sale of options on the Fund’s portfolio securities may occur at any time or not at all. The Adviser may utilize the option writing strategy at any time, including in a relatively flat or declining market environment, to earn premium income. The Fund may sell call options on substantially all of its portfolio securities.

The Fund may utilize other options strategies, such as writing options on securities it does not currently own (known as “uncovered” options), buying or selling options when the Adviser believes they may be mispriced or may provide attractive opportunities to earn income, or engaging in risk-reversal transactions. In a risk-reversal transaction, the Adviser may buy put options and sell call options against a long stock position.

• Investments in SPACs: The Fund may invest significantly in the common stock of and other interests (e.g., warrants) in special purpose acquisition companies or similar special purpose entities that pool funds to seek potential acquisition opportunities (collectively, “SPACs”).  An SPAC investment typically represents an investment in a special purpose vehicle that seeks to identify and effect an acquisition of, or merger with, an operating company in a particular industry or sector.  During the period when management of the SPAC seeks to identify a potential acquisition or merger target, typically most of the capital raised for that purpose (less a portion retained to cover expenses) is invested in income-producing investments.  The Fund may invest in SPACs for a variety of investment purposes, including to achieve income.  Some SPACs provide the opportunity for common shareholders to have some or all of their shares redeemed by the SPAC at or around the time a proposed merger or acquisition is expected to occur.  The Fund may sell its investments in SPACs at any time, including before, at or after the time of a merger or acquisition.  As of [recent date], [  ]% of the Fund’s assets were invested in SPACs.  Although the Fund’s allocation to different investment strategies and investment types changes over time, the Fund may continue to have a significant percentage of its assets invested in SPACs.

Additional Event-Driven Strategies. In addition to the above strategies, the Fund’s Adviser may invest in other investments or utilize other strategies. For example, the Fund may pursue other event-driven strategies, including investing in companies that may be subject to significant regulatory issues or changes or may be exploring strategic alternatives. The success of those strategies will depend upon, among other things, the Adviser’s skill in evaluating the likelihood of the various potential outcomes and the market’s reaction to those outcomes.

The Fund may invest in and/or hold positions in a company where the Adviser believes the compensation to be paid to shareholders of that company in connection with a proposed merger, corporate reorganization or other event significantly undervalues the company’s securities. In those cases, the Adviser may cause the Fund to participate in legal or other actions, such as appraisal actions, to seek to increase the compensation the Fund receives for the securities the Fund holds. Such actions can be expensive and require prolonged periods to litigate or resolve. There can be no assurance that any such actions will be successful or that the Fund would be able to liquidate the position during the pendency of the action if the Adviser determined doing so was in the Fund’s best interests.

* * * * *

In implementing the Fund’s investment strategies, the Fund may invest in a wide variety of investments, such as equity securities of any kind, debt securities of any kind, including, among others, corporate debt obligations (including defaulted securities and obligations of distressed issuers), those that pay a fixed or floating rate of interest, warrants, convertible securities, master limited partnerships, derivative instruments of any kind, including options, futures, currency forwards and swaps. Derivative instruments may be used for hedging purposes, as a substitute for investments in the underlying securities, to increase or decrease exposure (leverage), or for the purpose of generating income. The Fund may also engage in forward commitments and reverse repurchase agreements. In pursuing the Fund’s investment objective and strategies, the Fund may invest in U.S. and foreign securities without limit.

The Fund may purchase fixed and floating rate income investments of any credit quality or maturity, including corporate bonds, bank debt and preferred securities. The Fund may invest in non-investment-grade debt securities (those rated

BB+ or lower by S&P, or comparably rated by another NRSRO), unrated investments of comparable quality, commonly referred to as “high yield” or “junk” bonds. These securities are speculative investments that carry greater risks and are more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality investments. This strategy may be utilized by the Adviser to generate income, to diversify the Fund’s investments or for other investing purposes.

The Fund may enter into derivative transactions and purchase or sell other instruments of any kind for hedging purposes, duration or volatility management purposes, or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. For example, the Fund may write call options on its portfolio securities or a market index that is representative of its portfolio with the expectation of generating additional income. The Adviser may seek to hedge the Fund’s portfolio against a decline in the values of its portfolio securities or a decline in the market generally by purchasing put options. A put option gives the Fund the right to sell, or “put,” a fixed number of shares of stock at a fixed price within a given time frame in exchange for the payment of a premium. The values of put options generally increase as stock prices decrease. The Fund may enter into swap contracts, which offer an opportunity to gain long or short investment exposure to a market, an individual security or other asset for purposes similar to those described above. Additionally, the Fund may enter into forward currency contracts to hedge against future changes in the value of a particular currency or for other investment purposes. The Fund also may use derivative transactions with the purpose or effect of creating investment leverage.

The Fund may invest in derivative instruments in any manner consistent with its investment strategies, including, for example, in the following situations: (i) the Fund may invest in futures contracts, options on futures contracts, or swap transactions as a substitute for a cash investment in an equity security, (ii) the Fund may invest in interest rate swaps, total return swaps, or futures contracts where the Adviser believes doing so is the most cost-efficient or liquid way to gain the desired investment exposure, (iii) the Fund may invest in options contracts, forward currency contracts, futures contracts and interest rate swaps to adjust the Fund’s investment or risk exposure, and (iv) the Fund may invest in futures transactions, option contracts and swap contracts, such as total return swaps and credit default swaps, to gain investment exposure beyond that which could be achieved by making only cash investments.

The Fund may also loan portfolio securities to earn income.

The Fund may invest in other investment companies, including ETFs, closed-end funds and open-end mutual funds, among others. Those investments may be made for the purpose of, among other things, gaining or hedging market exposure, hedging exposure to a particular industry, sector or component of an event-driven opportunity, or managing the Fund’s cash position. In addition, the Fund may invest in ETFs and other investment companies as part of an event-driven opportunity if such an investment is otherwise consistent with the Fund’s principal investment strategies. For example, the Fund may take a position in a narrowly-based sector ETF as part of an investment thesis relating to how a regulatory event may affect companies operating in a particular sector or industry. The Fund also may invest its assets (in the form of cash collateral from securities lending transactions) in one or more unaffiliated private funds that seek to comply with (but are not subject to) Rule 2a-7 under the 1940 Act.

The Fund may hold a significant portion of its assets in cash, money market investments, money market funds or other similar short-term investments for defensive purposes, to preserve the Fund’s ability to capitalize quickly on new market opportunities or for other reasons, such as because the Adviser has determined to obtain investment exposure through derivative instruments instead of direct cash investments. The Fund may hold a significant amount of cash or short-term investments immediately after the closing of a number of transactions in which it has invested; this could occur at any time, including at calendar quarter or year ends. During periods when the Fund is so invested, its investment returns may be lower than if it were not so invested and the Fund may not achieve its investment objective.

In making investments for the Fund, the Adviser is generally guided by the following considerations:

•	before an initial position in an event-driven opportunity is established, a preliminary analysis is made of the expected event to determine the probability and timing of the event;

•
in deciding whether or to what extent to invest, the Adviser evaluates, among other things, the credibility, strategic motivation and financial resources of the relevant participants, and the liquidity of the securities involved in the transaction; and

•	the risk-reward characteristics of each event-driven opportunity are assessed on an ongoing basis.

The Fund’s holdings may be adjusted at any time. The Adviser may sell securities at any time, including if the Adviser’s evaluation of the risk/reward ratio is no longer favorable, in order to take advantage of what the Adviser considers to be a better investment opportunity, when the Adviser believes the investment no longer represents a relatively attractive investment opportunity, or when the Adviser perceives deterioration in the credit fundamentals of the issuer.

Any percentage limitation and requirement as to investments will apply only at the time of an investment to which the limitation or requirement is applicable and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Additionally, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether any investment complies with the Fund’s limitation or requirement.

The Fund’s investment objective may be changed without prior notice to shareholders.

WCM Alternatives: Credit Event Fund

Under normal market conditions, the Fund will invest principally in fixed income investments and other investments related to specific events or catalysts that the Adviser expects will cause material credit events or similar situations (referred to as “credit event opportunities”), such as capital structure arbitrage, mergers and acquisitions, spin-offs, credit restructurings, IPOs of debt, re-financings, debt maturities, asset monetizations, and other restructurings.  The Fund may also invest in securities of late-stage distressed issuers, issuers involved in pre- and post-bankruptcy proceedings, special purpose acquisition companies, and similar investment opportunities.  The Fund seeks to make investments that the Adviser believes will appreciate in value or in certain instances, like with respect to debt securities, will result in the right to repayment being satisfied before the stated maturity date due to, among other things, completed transactions, re-capitalizations, debt retirement, and restructurings. In making investment decisions, the Adviser may also consider the income that can be earned on an investment until the time a credit event opportunity is expected to be realized.

In implementing the Fund’s principal investment strategies, the Fund may invest in a wide variety of investments, such as bonds and other debt securities of any kind (including, among others, corporate debt obligations, including  defaulted securities and obligations of distressed issuers), loans, preferred stock and other preferred securities, convertible bonds, high-yield securities, structured credit securities, initial public offerings, closed-end funds and other pooled investment vehicles, credit default swaps, equity linked notes and derivative instruments of any kind, including options, swaps and structured notes, and other similar securities. The Fund also may invest in leveraged loans. Leveraged loans include loans extended to an entity that already has considerable amounts of debt (or will after the borrowing). Leveraged loans may be issued in connection with leveraged buyout transactions and may involve limited or no covenant protections for the benefit of those who the borrower is obligated to repay at maturity, such as the Fund. Leveraged loans may be unsecured and may be subordinated to the borrower’s other debt obligations. Leveraged loans tend to carry a higher risk of default and to have higher interest rates than typical loans, and often have variable interest rates that reset frequently.

The Adviser seeks to invest in attractive credit-event related opportunities of any kind.  Accordingly, the Fund may invest in foreign issuers and securities without limit.  Also, the Fund may invest in debt instruments of any duration or credit quality, including high yield debt (commonly referred to as “junk” bonds), distressed debt and defaulted debt. These securities are speculative investments that carry greater risks and are more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality investments. While there are no limits on the Fund’s weighted average duration, the Adviser generally will target a portfolio with a short to medium term effective duration of less than 7 years.

When the Adviser believes there are sufficient attractive investment opportunities, the Adviser may make investments that involve the use of investment leverage.  The Fund may use derivative instruments, short sale positions, repurchase agreements, reverse repurchase agreements, credit facilities and other means to create investment exposure or leverage and the Fund’s total notional (that is, investment) exposure may exceed its net assets significantly.

Among the investment strategies the Adviser may use on behalf of the Fund are the following strategies.  The Fund may use some, none or all of these strategies at any one time, and there is no limit on the percentage of the Fund’s assets that may be invested in any single type of strategy or investment.

◾
Special Situations Strategy: The Fund may invest in the securities of issuers based upon the expectation of the Adviser that the price of such securities may change in the short term due to a special situation, such as spinoffs and split-offs, re-capitalization, credit rating upgrade, debt repayment, the outcome of litigation or other dispute, a positive earnings report, legislative or regulatory changes or other catalyst-driven event. The Fund may seek to profit from special situations by employing one or more arbitrage sub-strategies, including, but not limited to, capital structure arbitrage and convertible arbitrage, or the Fund may seek to use such strategies independently.

•
Capital Structure Arbitrage: Capital structure arbitrage is an investment strategy that seeks to profit from relative pricing discrepancies between related securities, such as securities of different classes issued by the same issuer.  For example, when the Adviser believes that unsecured securities are overvalued in relation to senior secured securities of the same issuer, the Fund may purchase senior secured securities of the issuer and take a short position in the unsecured securities of the same issuer. In this example, the trade may be profitable if credit quality spreads widen or if the issuer goes bankrupt and the recovery rate for the senior debt is higher than the expectations implicit in the prices of the securities at the time the Fund established its positions.

•
Convertible Arbitrage: Convertible arbitrage is a strategy that seeks to profit from mispricings between an issuer’s convertible securities and the underlying equity securities. A common convertible arbitrage approach matches a long position in a convertible security with a short position in the underlying common stock when an investor believes the convertible security is undervalued relative to the value of the underlying equity security. In such a case, the investor may seek to sell short shares of the underlying common stock in order to hedge exposure to the issuer of the equity securities.  Convertible arbitrage positions may be designed to earn income from coupon or dividend payments on the investment in the convertible securities.

◾
Distressed/Restructuring Strategies: The Fund may invest in securities, including debt securities, of financially distressed companies and companies undergoing or expected to undergo bankruptcy or other insolvency proceedings.  The Fund may invest in corporate bonds, privately held loans and other securities or obligations of companies that are highly leveraged, are experiencing financial difficulties or have filed for bankruptcy. The Fund may profit from its investments in such issuers if the issuer undergoes a successful restructuring or recapitalization, undertakes asset sales or participates in spin-off transactions.  The Fund may also purchase securities in anticipation of a company’s recovery or turnaround or the liquidation of all or some of the company’s assets.

◾
Options Strategies: The Fund may sell or buy call or put options on its portfolio securities.  The Fund may also sell or buy options on one or more stocks or bonds or on a basket of stocks or bonds, including those of issuers in the same industry or industry sub-group.  The Adviser may determine to sell or purchase securities and sell or buy options on those shares at approximately the same time, although options trades on the Fund’s portfolio securities may occur at any time or not at all.  The Adviser may utilize option strategies at any time, including in a relatively flat or declining market environment, for hedging or investment purposes.

The Fund may utilize other options strategies, such as writing options on securities it does not currently own (known as “uncovered” options), buying or selling options when the Adviser believes they may be mispriced or may provide attractive opportunities to earn income, or engaging in risk-reversal transactions.  In a risk-reversal transaction, the Adviser may buy put options and sell call options against a long stock position.

◾
Merger-Arbitrage Strategy: The Fund may purchase the securities of companies that are involved in publicly announced mergers, takeovers and other corporate reorganizations, and use one or more arbitrage strategies in connection with the purchase.  Merger-arbitrage is a highly specialized investment approach generally designed to profit from the successful completion of such transactions.  Although a variety of strategies may be employed depending upon the nature of the reorganizations selected for investment, the simplest form of merger-arbitrage activity involves purchasing the shares of an announced acquisition target at a discount to their expected value upon completion of the acquisition.  The size of this discount, known as the arbitrage “spread,” may represent the Fund’s potential profit on such an investment.  The success of the merger-arbitrage strategy depends on, among other things, the Adviser’s correct evaluation of the outcome of the event-driven opportunity because the Adviser typically seeks to establish one or more investment positions that will benefit from the completion of the merger, takeover or other reorganization.  The Fund may employ a variety of hedging strategies to seek to protect against issuer-related risk, including selling short the securities of the company that proposes to acquire the target company and/or the purchase and sale of put and call options. (To sell a security short, the Fund may borrow the security from a broker or other counterparty and sell it to a third party. The Fund is obligated to return the same number of securities it borrowed from the broker back to the broker at a later date to close out the short position, at which point in time those securities may have a value that is greater or lesser than the price at which the short sale was established.)

◾
Investments in SPACs: The Fund may invest significantly in the common stock of and other interests (e.g., warrants) in special purpose acquisition companies or similar special purpose entities that pool funds to seek potential acquisition opportunities (collectively, “SPACs”).  An SPAC investment typically represents an investment in a special purpose vehicle that seeks to identify and effect an acquisition of, or merger with, an operating company in a particular industry or sector.  During the period when management of the SPAC seeks to identify a potential acquisition or merger target, typically most of the capital raised for that purpose (less a portion retained to cover expenses) is invested in income-producing investments.  The Fund may invest in SPACs for a variety of investment purposes, including to achieve income.  Some SPACs provide the opportunity for common shareholders to have some or all of their shares redeemed by the SPAC at or around the time a proposed merger or acquisition is expected to occur.  The Fund may sell its investments in SPACs at any time, including before, at or after the time of a merger or acquisition. As of [recent date], [  ]% of the Fund’s assets were invested in SPACs.  Although the Fund’s allocation to different investment strategies and investment types changes over time, the Fund may continue to have a significant percentage of its assets invested in SPACs.

Other Strategies: In addition to the above principal investment strategies, the Fund’s Adviser may invest in other investments or utilize other strategies, including non-credit related event-driven and market neutral strategies.  A market neutral strategy is a type of investment strategy that seeks to profit irrespective of whether prices of securities in the market more generally are broadly increasing or decreasing.  The performance of a successfully implemented market neutral strategy should have relatively low levels of correlation to the performance of the market overall.  The Fund may also invest in issuers to capture special dividends or other special distributions. The success of any strategy employed by the Fund’s Adviser will largely depend upon, among other things, the Adviser’s skill in evaluating the likelihood of the successful completion of a particular catalyst or a related event.

The Fund may also invest in other investment companies and ETFs, closed-end funds and open-end mutual funds, among others, including pooled investment vehicles sponsored by the Adviser.  Those investments may be made for the purpose of, among other things, gaining or hedging market exposure, hedging exposure to a particular industry, sector or component of an event-driven opportunity, managing the Fund’s cash position, or obtaining credit exposure to other event-driven strategies when the Adviser determines there are insufficient attractive credit-event related investment opportunities.

The Fund may use derivative instruments of any kind to seek to take advantage of attractive credit-event related opportunities it identifies.  For example, the Fund may use derivative instruments, such as credit default swaps, because they represent the most efficient way to gain long or short exposure to one or more identified credit-related investment opportunities, issuers or asset classes.  The Fund may also invest in derivative instruments, such as interest rate swaps, for hedging, duration management, volatility management and other risk management purposes. Additionally, the Fund may enter into forward currency contracts to hedge against future changes in the value of a particular currency or for other investment purposes.

The Fund may hold a significant portion of its assets in cash, money market investments, money market funds or other similar short-term investments for defensive purposes, to preserve the Fund’s ability to capitalize quickly on new market opportunities or for other reasons, such as because the Adviser has determined to obtain investment exposure through derivative instruments instead of direct cash investments.  The Fund may also hold a significant amount of cash or short-term investments immediately after the closing of a number of transactions in which it has invested; this could occur at any time, including at calendar quarter or year ends. During periods when the Fund is so invested, its investment returns may be lower than if it were not so invested, and the Fund may not achieve its investment objective.

The Fund may invest significantly in the common stock of and other interests (e.g., warrants) in special purpose acquisition companies or similar special purpose entities that pool funds to seek potential acquisition opportunities (collectively, “SPACs”).  An SPAC investment typically represents an investment in a special purpose vehicle that seeks to identify and effect an acquisition of, or merger with, an operating company in a particular industry or sector.  During the period when management of the SPAC seeks to identify a potential acquisition or merger target, typically most of the capital raised for that purpose (less a portion retained to cover expenses) is invested in income-producing investments.  The Fund may invest in SPACs for a variety of investment purposes, including to achieve income.  Some SPACs provide the opportunity for common shareholders to have some or all of their shares redeemed by the SPAC at or around the time a proposed merger or acquisition is expected to occur.  The Fund may sell its investments in SPACs at any time, including before, at or after the time of a merger or acquisition.

The Fund may also loan portfolio securities to earn income.

The Fund’s holdings may be adjusted at any time.  The Adviser may sell securities at any time, including if the Adviser’s evaluation of the risk/reward ratio is no longer favorable, in order to take advantage of what the Adviser considers to be a better investment opportunity, when the Adviser believes the investment no longer represents a relatively attractive investment opportunity, or when the Adviser perceives deterioration in the credit fundamentals of the issuer.

The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer or a smaller number of issuers than a diversified fund.  Although there are no constraints on the number of credit event opportunities the Fund may have exposure to, the Fund expects to have exposure to between 20 to 40 credit event-related opportunities under normal circumstances. The Fund expects to have investment exposure to The Fund normally expects to engage in active and frequent trading and expects to have a high rate of portfolio turnover. Any percentage limitation and requirement as to investments will apply only at the time of an investment to which the limitation or requirement is applicable and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Additionally, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether any investment complies with the Fund’s limitation or requirement.

The Fund’s investment objective may be changed without prior notice to shareholders.

PRINCIPAL RISKS

Each Fund’s investment program involves investment techniques and securities holdings which entail risks, in some cases different from the risks ordinarily associated with investments in equity securities.

A Fund is not intended to provide a balanced investment program. A Fund is intended to be an investment vehicle only for that portion of an investor’s capital which can appropriately be exposed to risk. Each investor should evaluate an investment in a Fund in terms of the investor’s own investment goals.

It is possible to lose money on an investment in the Funds. Your investment in a Fund may be subject (in varying degrees) to the following risks discussed below. Each Fund may be more susceptible to some of the risks than others. Among the principal risks of investing in the Funds, which could adversely affect their NAV, yield and total return, are the following:

Principal Risk	The Merger Fund	WCM Alternatives: Event-Driven Fund	WCM Alternatives: Credit Event Fund
Counterparty Risk	●	●	●
Debt Securities Risk	●	●	●
Derivatives Risk	●	●	●
Distressed Securities Risk		●	●
Foreign Investing Risk	●	●	●
Hedging Transactions Risk	●	●	●
Interest Rate Risk		●	●
Large Shareholder Risk		●	●
Legal and Regulatory Risk	●	●	●
Leveraging Risk	●	●	●
Limited Operating History Risk			●
Liquidity Risk	●	●	●
Lower-Rated Securities Risk	●	●	●
Management Risk	●	●	●
Market Risk	●	●	●
Merger-Arbitrage and Event-Driven Risk	●	●	●
Non-Diversification Risk			●
Operational Risk	●	●	●
Options Risk	●	●	●
Portfolio Turnover Risk	●	●	●
Short Selling Risk	●	●	●
Small and Medium Capitalization Risk		●
SPAC Risk	●	●	●
Other Risks	●	●	●

Counterparty Risk

To the extent a Fund enters into contracts with counterparties, such as over-the-counter (“OTC”) derivatives contracts, the Fund runs the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, a Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund. Counterparty risk is greater for derivatives with longer maturities where events may intervene to prevent settlement. Counterparty risk is also greater when a Fund has concentrated its derivatives with a single or small group of counterparties as it sometimes does as a result of its use of swaps and other OTC derivatives. There is neither an explicit limit on the amount of exposure that a Fund may have with any one counterparty nor a requirement that counterparties maintain a specific rating by a nationally recognized rating organization in order to be considered for potential transactions. To the extent that the Adviser’s view with respect to a particular counterparty changes (whether due to external events or otherwise), existing transactions are not required to be terminated or modified. Counterparty risk is pronounced during unusually adverse market conditions and is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.

Participants in OTC derivatives markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets, and, therefore, OTC derivatives generally expose a Fund to greater counterparty risk than exchange-traded derivatives. A Fund is subject to the risk that a counterparty will not settle a derivative in accordance with its terms because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem. If a counterparty’s obligation to a Fund is not collateralized, then the Fund is essentially an unsecured creditor of the counterparty. If the counterparty defaults, a Fund will have contractual remedies, but the Fund may be unable to enforce them, thus causing the Fund to suffer a loss. Significant exposure to a single counterparty increases a Fund’s counterparty risk. To the extent a Fund uses swap contract, it may be subject, in particular, to the creditworthiness of the counterparties because some types of swap contracts have durations longer than six months (and, in some cases, decades). The creditworthiness of a counterparty may be adversely affected by greater than average volatility in the markets, even if the counterparty’s net market exposure is small relative to its capital. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because a Fund’s interest in the collateral may not be perfected or additional collateral may not be promptly posted as required.

Counterparty risk with respect to derivatives will be affected by new rules and regulations affecting the derivatives market. New regulations may cause certain bank and dealer counterparties to enter into derivatives transactions through affiliated entities, which affiliates may be less creditworthy than the bank or dealer itself. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. A clearing member is obligated by contract and by applicable regulation to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing member from its customers with respect to cleared derivatives are generally held by the clearing member on a commingled basis in an omnibus account and the clearing member may invest those funds in certain instruments permitted under the applicable regulations. Therefore, a Fund might not be fully protected in the event of the bankruptcy of a clearing member, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for a relevant account class. Also, the clearing member is required to transfer to the clearing house the amount of margin required by the clearing house for cleared derivatives, which amounts are generally held in an omnibus account at the clearing house for all customers of the clearing member. Regulations promulgated by the CFTC require that the clearing member notify the clearing house of the initial margin provided by the clearing member to the clearing house that is attributable to each customer. However, if the clearing member does not accurately report a Fund’s initial margin, the Fund is subject to the risk that a clearing house will use the Fund’s assets held in an omnibus account at the clearing house to satisfy payment obligations of a defaulting customer of the clearing member to the clearing house. In addition, clearing members generally provide to the clearing house the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than individually for each customer. A Fund is therefore subject to the risk that a clearing house will not make variation margin payments owed to the Fund if another customer of the clearing member has suffered a loss and is in default, and the risk that the Fund will be required to provide additional variation margin to the clearing house before the clearing house will move the Fund’s cleared derivatives transactions to another clearing member. In addition, if a clearing member does not comply with the applicable regulations or its agreement with a Fund, or in the event of fraud or misappropriation of customer assets by a clearing member, the Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member.

Also, in the event of a counterparty’s (or its affiliate’s) insolvency, a Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under new special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, with respect to counterparties who are subject to such proceedings in the European Union, the liabilities of such counterparties to a Fund could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”).

Debt Securities Risk

Debt securities may fluctuate in value and experience periods of reduced liquidity due to, among other things, changes in interest rates, governmental intervention, general economic conditions, industry fundamentals, market sentiment and the financial condition of the issuer, including the issuer’s credit rating or financial performance. During those periods, a Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices. Debt securities may be difficult to value during such periods. Debt securities generally trade in the OTC market and can be less liquid than other types of investments, particularly during adverse market and economic conditions.

Debt securities are also subject to interest rate risk, credit risk and market risk. Interest rate risk is the risk that when interest rates rise, the values of fixed income debt securities tend to decline. Debt securities have varying levels of sensitivity to changes in interest rates, and the values of securities, particularly those with longer durations, would be expected to decline in value. For example, if interest rates rise by one percentage point, the value of a portfolio of debt securities with an average duration of five years would be expected to decline by about 5%. Debt securities are subject to the risk that if interest rates decline, issuers of debt securities may exercise redemption or call provisions. This may force the Fund to reinvest redemption or call proceeds in securities with lower yields, which may reduce Fund performance. Some debt securities may be subject to extension risk. This is the risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Some debt securities also involve prepayment or call risk. This is the risk that the issuer will repay a Fund the principal on the security before it is due, thus depriving a Fund of a favorable stream of future interest or dividend payments. A Fund could buy another security, but that other security might pay a lower interest rate.

Debt securities are also subject to credit risk, which is the risk that the issuer of an instrument may default on interest and/or principal payments due to the Fund. An increase in credit risk or a default will cause the value of the Fund’s fixed and floating rate income securities to decline. Securities rated below-investment-grade (and unrated securities of comparable credit quality), commonly referred to as “high-yield” or “junk” bonds, have speculative characteristics and generally have more credit risk than higher-rated securities. Lower rated issuers are more likely to default and their securities could become worthless. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of junk bonds generally, and less secondary market liquidity. This potential lack of liquidity may make it more difficult for a Fund to accurately value these securities. The companies that issue these securities often are highly leveraged, and their ability to service their debt obligations during an economic downturn or periods of rising interest rates may be impaired. In addition, these companies may not have access to more traditional methods of financing, and may be unable to repay debt at maturity by refinancing. In addition, investments in defaulted securities and obligations of distressed issuers, such as issuers undergoing or expected to undergo bankruptcy, may be illiquid and are considered highly speculative. Defaulted securities may also cause a Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings.

As of the date of this Prospectus, market interest rates in the United States are at or near historic lows, which may increase the Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For funds that invest in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. Increased redemptions may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so and may lower returns. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential future changes in government policy may affect interest rates.

The market value of convertible debt securities will also be affected by changes in the price of the underlying equity securities. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Because convertible securities are higher in the firm’s capital structure than equity, convertible securities are generally not as risky as the equity securities of the same issuer. However, convertible securities may gain or lose value due to changes in interest rates and other general economic conditions, industry fundamentals, market sentiment and changes in the issuer’s operating results and credit ratings.

The market values of debt securities issued by companies involved in pending corporate mergers, takeovers or other corporate events, or debt securities that will be repaid in connection with a merger, takeover or other corporate event, may be determined in large part by the status of the transaction and its eventual outcome, especially if the debt securities are subject to change of control provisions that entitle the holder to be paid par value or some other specified dollar amount upon completion of a transaction or other event.

In recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates by purchasing bonds. The ending of those programs, and withdrawal of other measures of government support, along with any increase to base interest rates, could result in the effects described above or otherwise adversely affect the value of a Fund’s investments, and could have a material adverse effect on prices for debt securities and the management of a Fund.

Derivatives Risk

Derivatives typically have a return tied to a formula based upon an interest rate, index, price of a security, currency exchange rate or other reference asset. Derivatives may also be embedded in securities such as convertibles, which typically include a call option on the issuer’s common stock. Derivatives, such as options, swaps, futures and forward contracts, may not produce the desired investment results because, for example, they are not perfect substitutes for the underlying securities, indices or currencies from which they are derived. Derivatives also may create leverage which will amplify the effect of their performance on a Fund and may produce significant losses. When the Adviser uses derivatives, an investment in a Fund may be more volatile than it would otherwise be.

Derivatives involve special risks, including: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than a Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, or that penalties could be incurred for positions held less than the required minimum holding period; and (7) the inability to close out certain positions to avoid losses, exposing a Fund to greater potential risk of loss. In addition, the use of derivatives for non-hedging purposes is considered a speculative practice and may present an even greater risk of loss than when used for hedging purposes. There is the possibility that derivative strategies will not be used or that ineffective implementation of derivative strategies or unusual market conditions could result in significant losses to a Fund.

On October 28, 2020, the SEC adopted Rule 18f-4 under the 1940 Act, which, once effective, will apply to the Fund’s use of derivative investments and certain financing transactions (e.g., reverse repurchase agreements). Among other things, Rule 18f-4 will require funds that invest in derivative instruments beyond a specified limited amount to apply a value-at-risk based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. Funds that use derivative instruments (beyond certain currency and interest rate hedging transactions) in a limited amount will not be subject to the full requirements of Rule 18f-4. In connection with the adoption of Rule 18f-4, funds will no longer be required to comply with the asset segregation framework arising from prior SEC guidance for covering certain derivative instruments and related transactions. Compliance with Rule 18f-4 will not be required until approximately the middle of 2022. The application of Rule 18f-4 to the Fund could restrict the Fund’s ability to utilize derivative investments and financing transactions and prevent the Fund from implementing its principal investment strategies as described herein, which may result in changes to the Fund’s principal investment strategies and could adversely affect the Fund’s performance and its ability to achieve its investment objective.

Distressed Securities Risk

Distressed securities risk refers to the uncertainty of repayment of defaulted securities and obligations of distressed issuers which are experiencing (or that are expected to experience) significant financial or business stress or distress, including issuers involved in bankruptcy or other reorganization and liquidation proceeding. Because the issuer of such securities is likely to be in a distressed financial condition, repayment of distressed or defaulted securities (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring or in bankruptcy or insolvency proceedings) is subject to significant uncertainties. Insolvency laws and practices in foreign jurisdictions are different than those in the U.S. and the effect of these laws and practices may be less favorable and predictable than in the U.S. Investments in defaulted securities and obligations of distressed issuers are considered highly speculative.

Foreign Investing Risk

Investing in securities of foreign companies or ETFs which invest in foreign companies, may involve more risks than investing in securities of U.S. companies and such investments may entail political, cultural, regulatory, legal and tax risks different from those associated with comparable transactions in the United States. These risks can increase the potential for losses in a Fund and may include, among others, currency devaluations, currency risks (fluctuations in currency exchange rates), country risks (political, diplomatic, regional conflicts, terrorism, war, social and economic instability and policies that have the effect of limiting or restricting foreign investment or the movement of assets) as well as different trading and settlement practices, less government supervision, less publicly available information, limited trading markets and greater volatility than comparable investments in U.S. companies. In addition, issuers of non-U.S. securities (particularly those tied economically to emerging countries) often are not subject to as much regulation as U.S. issuers, and the reporting, accounting, custody, and auditing standards to which those issuers are subject often are not as rigorous as U.S. standards. Further, investments in securities denominated or companies receiving revenues in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. A decline in the values of foreign currencies relative to the U.S. dollar will reduce the values of securities held by a Fund and denominated in those currencies. Foreign investments may be subject to foreign withholding or other taxes.

The foregoing risks may apply to a greater extent to investments in emerging market countries. The securities markets of emerging market countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the United States and developed countries.

Hedging Transactions Risk

The success of a Fund’s hedging strategy, if used, will be subject to, among other things, the Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of a Fund’s hedging strategy will also be subject to the Adviser’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner. If the Adviser’s assessments or calculations prove inaccurate, a Fund’s hedging strategy may prove ineffective and the Fund may incur greater losses than it otherwise would have incurred had the Fund not employed the hedging strategies.

Hedging strategies in general are usually intended to limit or reduce investment risk, but also can be expected to limit or reduce the potential for profit or the opportunity for gain if the value of a hedged portfolio position should increase. Further, hedging strategies may not perform as anticipated and may generate losses. Hedging against a decline in the value of a portfolio position does not eliminate fluctuations in the values of those portfolio positions or prevent losses if the values of those positions decline. Rather, hedging typically establishes other positions designed to gain from those same declines, thus seeking to moderate the decline in the portfolio position’s value. For a variety of reasons, the Adviser may not establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent a Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs. The Adviser may determine, in its sole discretion, not to hedge against certain risks and certain risks may exist that cannot be hedged. Furthermore, the Adviser may not anticipate a particular risk so as to hedge against it effectively.

 In addition, hedging will generally require the use of a portion of a Fund’s assets for margin or settlement payments or other purposes. For example, a Fund from time to time may be required to make margin, settlement or other payments, including intra-month, in connection with the use of certain hedging instruments. Counterparties to any hedging transaction may demand payments on short notice, including intra-day. As a result, a Fund may liquidate assets sooner than it otherwise would have and/or maintain a greater portion of its assets in cash and other liquid securities than it otherwise would have, which portion may be substantial, in order to have available cash to meet current or future margin calls, settlement or other payments, or for other purposes. Moreover, due to volatility in the currency markets and changing market circumstances, the Adviser may not be able to accurately predict future margin requirements, which may result in the Fund holding excess or insufficient cash and liquid securities for such purposes. Where a Fund does not have cash or assets available for such purposes, the Fund may be unable to comply with its contractual obligations, including without limitation, failing to meet margin calls or settlement or other payment obligations. If a Fund defaults on any of its contractual obligations, the Fund (and accordingly, its shareholders) may be materially adversely affected.

Hedging activities involve additional expenses and the risk of loss when a hedge is unwound, especially in the case of reorganizations that are terminated. There is no assurance that any such hedging techniques will employed by the Adviser on behalf of a Fund or that any of those employed will be successful.

 Interest Rate Risk

Prices of debt securities and preferred stocks tend to move inversely with changes in interest rates. When interest rates fall, the market value of the respective debt securities and preferred securities usually increases. Conversely, when interest rates rise, the market value of the respective debt securities and preferred securities usually declines. As such, a change in interest rates may affect prices of a Fund’s debt securities and preferred securities and, accordingly, a Fund’s share price.

Large Shareholder Risk

Certain account holders, including the Adviser or funds or accounts over which the Adviser has investment discretion, may from time to time own or control a significant percentage of a Fund’s shares. A Fund may be subject to the risk that a redemption by large shareholders of all or a portion of the Fund shares or a purchase of Fund shares in large amounts and/or on a frequent basis, including as a result of asset allocation decisions made by the Adviser, will adversely affect the Fund’s performance if it is forced to sell portfolio securities or invest cash when the Adviser would not otherwise choose to do so. This risk will be particularly pronounced if one shareholder owns a substantial portion of a Fund. Redemptions of a large number of shares may affect the liquidity of a Fund’s portfolio, increase the Fund’s transaction costs and/or lead to the liquidation of the Fund. Such transactions also potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any).

Legal and Regulatory Risk

Legal, tax and regulatory changes could occur and may adversely affect a Fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New (or revised) laws or regulations may be imposed by the U.S. Commodity Futures Trading Commission (“CFTC”), the Securities and Exchange Commission (“SEC”), the Internal Revenue Service (“IRS”), the Federal Trade Commission (“FTC”), the U.S. Federal Reserve or other domestic or foreign governmental regulatory authorities or self-regulatory organizations that could adversely affect a Fund or a Fund’s investments, including, for example, by preventing the completion of a proposed merger or eliminating some or all of the benefits of a proposed merger. A Fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations, such as statutes and regulations governing mergers, takeovers or potential monopolies. Governments may take actions, including unexpected actions contrary to past policy and precedent, specifically designed to prevent or limit mergers or reorganizations for, among other reasons, to achieve political goals, to preserve domestic jobs, tax revenue or important industries, all of which may adversely affect the Fund’s investments.

Regulators around the globe have increasingly taken measures to seek to increase the stability of the financial markets, including by adopting rules that may curtail the Fund’s ability to use derivative and other instruments and that may require the Fund to change how it has been managed historically. The Adviser continues to evaluate these measures, and there can be no assurance that they will not adversely affect the Fund and its performance. In addition, the securities and futures markets are subject to comprehensive statutes, regulations and margin requirements. The CFTC, the SEC, the Federal Deposit Insurance Corporation, FTC, other regulators and self-regulatory organizations and exchanges are authorized under these statutes, regulations and otherwise to take extraordinary actions in the event of market emergencies. Additionally, the withdrawal of governmental and/or self regulatory support, failure of governmental and/or self regulatory efforts in response to a financial crisis, or investor perception that those efforts are not succeeding could negatively affect financial markets generally as well as the values and liquidity of certain securities. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the securities in which a Fund invests or the issuers of such securities in ways that are unforeseeable.

The CFTC and certain futures exchanges have established limits, referred to as “position limits,” on the maximum net long or net short positions which any person may hold or control in particular options and futures contracts; those position limits may apply to certain other derivatives positions a Fund may wish to take. All positions owned or controlled by the same person or entity, even if in different accounts, may be aggregated for purposes of determining whether the applicable position limits have been exceeded. Thus, even if a Fund does not intend to exceed applicable position limits, it is possible that different clients managed by the Adviser and its affiliates may be aggregated for this purpose. Therefore it is possible that the trading decisions of the Adviser may have to be modified and that positions held by a Fund may have to be liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the performance of a Fund.

The SEC has in the past adopted interim rules requiring reporting of all short positions above a certain de minimis threshold and may adopt rules requiring monthly public disclosure in the future. In addition, other non-U.S. jurisdictions where a Fund may trade have adopted reporting requirements. If a Fund’s short positions or its strategy become generally known, it could have a significant effect on the Adviser’s ability to implement its investment strategy. In particular, it would make it more likely that other investors could cause a short squeeze in the securities held short by a Fund forcing the Fund to cover its positions at a loss. In addition, if other investors engage in copycat behavior by taking positions in the same issuers as a Fund, the cost of borrowing securities to sell short could increase drastically and the availability of such securities to the Fund could decrease drastically. Such events could make a Fund unable to execute its investment strategy. In addition, if the SEC were to adopt restrictions regarding short sales, they could restrict the Funds’ ability to engage in short sales in certain circumstances, and a Fund may be unable to execute its investment strategies as a result.

The SEC and regulatory authorities in other jurisdictions may adopt (and in certain cases, have adopted) bans on short sales of certain securities in response to market events. Bans on short selling may make it impossible for the Funds to execute certain investment strategies and may have a material adverse effect on the Funds’ ability to generate returns.

Investing in companies involved in significant mergers, restructurings and other similar transactions or corporate events tends to involve increased litigation risk. This risk may be greater in the event a Fund takes a large position or is prominently involved on a bankruptcy or creditors’ committee. The expense of asserting claims (or defending claims) and recovering any amounts pursuant to settlements or judgments may be borne by a Fund. Further, ownership of companies over certain threshold levels involves additional filing requirements and substantive regulation on such owners, and if a Fund fails to comply with all of these requirements, the Fund may be forced to disgorge profits, pay fines or otherwise bear losses or other costs from such failure to comply. Public disclosure of a Fund’s positions could have a significant effect on the Adviser’s ability to implement its investment strategies for the Fund. For example, if other investors engage in copycat behavior by taking positions in the same issuers as a Fund, the cost of such securities to the Fund could increase drastically. Additionally, to the extent that such purchases are opposed by management of the target company or others, a Fund may be subject to litigation. Such events could increase a Fund’s costs significantly, reduce the Fund’s returns, and prevent the Fund from executing its investment strategy.

Leveraging Risk

A Fund’s investments in futures contracts, forward contracts, swaps and other derivative instruments may provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If a Fund employs leverage through activities such as borrowing money to purchase securities, engaging in reverse repurchase agreements, lending portfolio securities and investing in derivative instruments, the value of the Fund’s shares could be expected to be more volatile. The interest, financing or other costs which the Fund must pay on borrowed money or other forms of leverage, together with any additional fees or requirements, are additional costs which will reduce the Fund’s returns. Unless profits and income on securities acquired with leverage exceed the costs of the leverage, the use of leverage will diminish the investment performance of a Fund compared with what it would have been without leverage, and the use of leverage will cause any losses the Fund incurs to be greater than they otherwise would have been had the Fund not employed leverage.

Limited Operating History Risk

WCM Alternatives: Credit-Event Fund is a recently formed fund and has limited operating history for investors to evaluate. The Fund may not attract sufficient assets to achieve or maximize investment and operational efficiencies and remain viable. If the Fund fails to achieve sufficient scale, it may be liquidated.

Liquidity Risk

Liquidity risk is the risk that a Fund may invest in securities that trade in lower volumes and may be less liquid than other investments or that the Fund’s investments may become less liquid in response to market developments or adverse investor perceptions. The markets for high-yield, convertible and certain lightly-traded equity securities (particularly small cap issues) are often not as liquid as markets for higher-rated securities or large cap equity securities. For example, relatively few market makers may participate in the secondary markets for high-yield debt securities, and the trading volume for high-yield debt securities is generally lower than that for higher-rated securities. Accordingly, these secondary markets (generally or for a particular security) could contract under real or perceived adverse market or economic conditions. Liquidity risk also may be greater in times of financial stress. These factors may have an adverse effect on a Fund’s ability to dispose of particular portfolio investments and may limit the ability of the Fund to obtain accurate market quotations for purposes of valuing securities and calculating NAV. Less liquid secondary markets also may affect a Fund’s ability to sell securities at their fair value. A Fund may invest in illiquid securities, which are more difficult to value and may be difficult to sell. If the secondary markets for lightly-traded securities contract due to adverse economic conditions or for other reasons, certain liquid securities in a Fund’s portfolio may become illiquid, and the proportion of the Fund’s assets invested in illiquid securities may increase.

It is possible that a Fund may be unable to sell a portfolio investment at a desirable time or at the value the Fund has placed on the investment or that the Fund may be forced to sell large amounts of securities more quickly than it normally would in the ordinary course of business. In such a case, the sale proceeds received by the Fund may be substantially less than if the Fund had been able to sell the securities in more-orderly transactions, and the sale price may be substantially lower than the price previously used by the Fund to value the securities for purposes of determining the Fund’s NAV. In addition, if a Fund sells investments with extended settlement times, the settlement proceeds from the sales may not be available to meet the Fund’s redemption obligations for a substantial period of time. In order to honor redemptions pending settlement of such investments, a Fund may be forced to sell other investment positions with shorter settlement cycles when the Fund would not otherwise have done so, which may adversely affect a Fund’s performance. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions (e.g., if interest rates rise or fall significantly, if there is significant inflation or deflation, increased selling of debt securities generally across other funds, pools and accounts, changes in investor perception, or changes in government intervention in the financial markets) independent of any specific adverse changes in the conditions of a particular issuer. In such cases, shares of the Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may decline in value or the Fund may be unable to achieve its desired level of exposure to a certain issuer or sector. The values of illiquid investments are often more volatile than the values of more liquid investments. It may be more difficult for a Fund to determine a fair value of an illiquid investment than that of a more liquid comparable investment.

A Fund also may invest its assets (in the form of cash collateral from securities lending transactions) in one or more unaffiliated private funds that seek to comply with Rule 2a-7 under the 1940 Act (“Rule 2a-7”). Such private funds are not registered under the 1940 Act and accordingly, the protections of the 1940 Act (which, among other things, require investment companies to have disinterested directors on their boards and to provide shareholders with a statutory right of redemption) will not apply to such private funds. Additionally, although each such private fund intends to comply with the risk and investment limitations and other provisions of Rule 2a-7, it is not subject to the rule, may not comply with the rule, does not hold itself out as a money market fund within the meaning of the rule, and its investment returns may involve substantially more investment and liquidity risk than a registered investment company relying on and subject to the rule. A Fund’s investments in each such private fund are subject to heightened liquidity risk as the private funds reserve the right to suspend redemptions or postpone the date of payment of redemptions.

Bond markets have consistently grown over the past three decades while the growth of capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace and in some cases has decreased. As a result, dealer inventories of certain types of bonds and similar instruments, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. Because market makers provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty.

Smaller, unseasoned companies (those with less than a three-year operating history) and recently-formed public companies may not have established products, experienced management, or an earnings history. As a result, their stocks may lack liquidity. Investments in foreign securities may lack liquidity due to heightened exposure to potentially adverse local, political, and economic developments such as war, political instability, hyperinflation, currency devaluations, and overdependence on particular industries. In addition, government interference in markets such as nationalization and exchange controls, expropriation of assets, or imposition of punitive taxes may result in a lack of liquidity. Possible problems arising from accounting, disclosure, settlement, and regulatory practices or changes and legal rights that differ from U.S. standards might reduce liquidity. The chance that fluctuations in foreign exchange rates will decrease the investment’s value (favorable changes can increase its value) will also impact liquidity. These risks are heightened for investments in developing countries.

Lower-Rated Securities Risk

Securities rated below investment-grade, sometimes called “high-yield” or “junk” bonds, have speculative characteristics and generally have more than higher-rated securities. Companies issuing high-yield fixed-income securities are not as strong financially as those issuing securities with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, payments on the securities may never resume. These securities may be worthless and a Fund investing in them could lose its entire investment. Since the previous major U.S. economic recession, there has been a substantial increase in the use of high-yield debt securities to fund highly leveraged corporate acquisitions and restructurings, so past experience with high-yield securities in a prolonged economic downturn may not provide an accurate indication of likely performance of such investments during such periods.

Management Risk

Each Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser’s judgments about the attractiveness and potential appreciation of a security may prove to be inaccurate and may not produce the desired results. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Funds, but there is no guarantee that its decisions will produce the intended result or that its evaluation of the likelihood that a specific merger, reorganization or other event will be completed as expected will prove correct. The success of any strategy employed by the Adviser will depend upon, among other things, the Adviser’s skill in evaluating the likelihood of the successful completion of a particular catalyst or a related event. The Adviser or the Fund’s service providers may experience disruptions or operating errors that could adversely affect the Fund’s operations and performance.

Market Risk

Investment markets can be volatile. Various market risks can affect the price or liquidity of an issuer’s securities in which a Fund may invest. The prices of investments can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political, demographic or market conditions, including disruptions caused by trade disputes, epidemics or pandemics, terrorism, or other factors. From time to time, a Fund may invest a significant portion of its assets in companies in one or more related industries or sectors, which would make the Fund more vulnerable to adverse developments affecting those industries or sectors. No hedging or other instrument exists that would allow the Fund to eliminate all of the Fund’s exposure to market volatility. During periods of significant market stress or volatility, the performance of the Fund may correlate to a greater extent with the overall equity markets than it has during periods of less stress and volatility. There can be no assurance that the Fund’s performance will not correlate closely with that of the equity markets during certain periods, such as periods of significant market stress. A Fund’s investments may decline in value if markets perform poorly. There is also a risk that a Fund’s investments may underperform either the securities markets generally or particular segments of the securities markets.

The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that security. Other market risks that can affect value include a market’s current attitudes about types of securities, market reactions to political, social, economic or other events, including litigation, and tax and regulatory changes or other developments (including lack of adequate regulations for a market or particular type of instrument).

An outbreak of respiratory disease caused by a novel coronavirus designated as COVID-19 emerged in late 2019 and spread internationally. The transmission of COVID-19 and efforts to contain its spread have resulted in, among other things, border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, event cancellations and restrictions, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, and prolonged quarantines, as well as general concern and uncertainty. These impacts also have caused, and may continue to contribute to, significant market volatility, exchange trading suspensions and closures, and declines in global financial markets, which have caused losses for investors.    The COVID-19 pandemic and its effects may be short term or may last for an extended period of time, and in either case could result in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn or recession. Health crises caused by the outbreak of COVID-19 (or similar outbreaks of infectious disease) and governmental responses thereto may exacerbate other pre-existing political, social, economic, market and financial risks.  The impact of the COVID-19 outbreak, and other epidemics and pandemics that may arise in the future, could negatively affect the global economy, the economies of individual countries, and the financial performance of individual companies, sectors, industries, asset classes, and markets in significant and unforeseen ways.  Any such impact could adversely affect the value and liquidity of a Fund’s investments, limit severely the Fund’s investment opportunity set, impair a Fund’s ability to satisfy redemption requests, and negatively impact a Fund’s performance. In addition, the outbreak of COVID-19 or similar infectious diseases, and measures taken to mitigate their effects, could result in disruptions to the services provided to the Funds by its service providers, leading to operational delays and failures and additional investment losses. Issues arising out of or related to this recent health crisis and governmental and business responses thereto may cause one or more events in which the Funds have invested to fail to close or occur as expected by the Adviser, leading to a Fund experiencing investment losses.

Merger-Arbitrage and Event-Driven Risk

A principal risk associated with merger-arbitrage and event-driven investing is that the Adviser’s evaluation of the outcome of a proposed event, whether it be a merger, reorganization, regulatory issue or other event, will prove incorrect and that a Fund’s return on the investment will be negative. Even if the Adviser’s judgment regarding the likelihood of a specific outcome proves correct, the expected event may be delayed or completed on terms other than those originally proposed, which may cause a Fund to lose money or fail to achieve a desired rate of return. Certain mergers, acquisitions, reorganizations, restructurings and other events (“Events”) may require as a condition precedent the review and/or approval of one or more governmental organizations, quasi governmental organizations, regulatory bodies or other organizations.  To the extent those entities are not performing their responsibilities timely or at all (for example, due to a government shutdown), the Events in which the Fund is invested may not occur timely or at all and the Funds may not be able to locate attractive investment opportunities.

The success of a Fund’s merger-arbitrage strategy also depends on the overall volume of merger activity, which has historically been cyclical in nature. During periods when merger activity is low, it may be difficult or impossible to identify opportunities for profit or to identify a sufficient number of such opportunities to provide diversification among potential merger transactions and a Fund may not achieve its investment objective. If the Adviser determines that a proposed acquisition or other corporate reorganization is likely to be consummated, a Fund may purchase the target company’s securities at prices often only slightly below the value expected to be paid or exchanged for such securities upon completion of the reorganization (and often substantially above the prices at which such securities traded immediately prior to the announcement of the proposed transaction). If the reorganization appears unlikely to be consummated or in fact is not consummated or is delayed, the market price of the target’s securities may decline sharply. Similarly, if a Fund has sold short the acquirer’s securities in anticipation of covering the short position by delivery of identical securities received in the exchange, the failure of the transaction to be consummated may force a Fund to cover its short position in the open market at a price higher than that at which it sold short, with a resulting loss. In addition, if a Fund purchases the target’s securities at prices above the offer price because the Adviser determines that the offer is likely to be increased or a different and higher offer made, such purchases may be subject to a greater degree of risk.

If, in a transaction in which a Fund has sold the target’s securities short (often at prices significantly below the announced offer price for such securities) based on a determination that the transaction is unlikely to be consummated, and the transaction, in fact, is consummated at the announced price or higher, a Fund may suffer substantial losses if it is forced to cover the short position in the open market at a higher price. In addition, there can be no assurance that securities necessary to cover a short position will be available for purchase or that securities will be available to be borrowed at reasonable costs.

A Fund may invest in hostile tender offers, proposed leveraged buyouts and other similar situations. Those types of transactions have a greater risk that the proposed transaction will not be completed successfully and, consequently, a greater risk of loss. A failed transaction or reorganization may occur for a number of reasons, including failure to get shareholder approval, governmental action or intervention, or failure to get regulatory approval. A Fund may incur significant losses unwinding its merger-arbitrage and event-driven positions in the event that a proposed merger or other corporate event does not occur as expected by the Adviser or the Adviser determines the position no longer represents an attractive investment opportunity.

A Fund may invest in and/or hold positions in a company where the Adviser believes the compensation to be paid to shareholders of that company in connection with a proposed merger, corporate reorganization or other event significantly undervalues the company’s securities. In those cases, the Adviser may cause a Fund to participate in legal or other actions, such as appraisal actions, to seek to increase the compensation the Fund receives for the securities the Fund holds. Such actions can be expensive and require prolonged periods to litigate or resolve. There can be no assurance that any such actions will be successful or that a Fund would be able to liquidate the position during the pendency of the action if the Adviser determined doing so was in the Fund’s best interests.

The Funds’ principal investment strategies are not specifically designed to benefit from general appreciation in the equity markets or general improvement in the economic conditions in the global economy. Indeed, the Adviser may seek to limit a Fund’s investment exposure to the markets generally. Accordingly, the Funds have historically underperformed the broad equity markets under certain market conditions, such as some periods when there has been rapid appreciation in the equity markets, and may continue to do so in the future.

Non-Diversification Risk

WCM Alternatives: Credit Event Fund is a non-diversified investment company, which means that more of the Fund’s assets may be invested in the securities of a single issuer or a smaller number of issuers than a diversified investment company. This may make the value of the Fund’s shares more volatile and susceptible to certain risks than shares of a diversified investment company. As a non-diversified fund, the Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

Notwithstanding WCM Alternatives: Credit Event Fund’s status as a non-diversified investment company under the 1940 Act, the Fund intends to maintain the required level of diversification so as to qualify as a “regulated investment company” accorded special tax treatment under Subchapter M of Internal Revenue Code of 1986, as amended (the “Code”), which imposes its own diversification requirements that are less restrictive than the requirements applicable to diversified investment companies under the 1940 Act. Compliance with diversification requirements of Subchapter M of the Code could limit the Fund’s investment flexibility.

Operational Risk

In addition to the risks associated with the Adviser’s implementation of a Fund’s investment program, a Fund also is subject to operational risk associated with the provision of investment management and other services to the Fund by the Adviser and the Fund’s other service providers. Operational risk includes the risk that deficiencies in the Adviser’s internal systems (including communications and information systems) or controls, or in those of a service provider to whom the Adviser has contractually delegated certain of its responsibilities, may cause losses for a Fund or hinder Fund operations. Operational risk results from inadequate procedures and controls, employee fraud, recordkeeping error, human error, and system failures by the Adviser or a service provider. For example, trading delays or errors caused by the Adviser prevent a Fund from purchasing a security that the Adviser expects will appreciate in value, thus reducing the Fund’s opportunity to benefit from the security’s appreciation. The Adviser is generally not contractually liable to a Fund for operational losses associated with operational risk.

With the increased use of technologies, such as mobile devices and “cloud”-based services offerings, and the dependence on the Internet and on computer systems to perform necessary business functions, the Funds and their service providers are susceptible to operational and information security risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks can also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites rendering them unavailable to intended users or via “ransomware” that renders the systems inoperable until appropriate actions are taken. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the service providers’ systems.

Cyber security failures or breaches of a Fund’s third party service provider (including, but not limited to, the administrator and transfer agent) or the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. In addition, substantial costs may be incurred in attempting to prevent any cyber incidents in the future. A Fund and its shareholders could be negatively impacted as a result. The Funds’ service providers may have adopted business continuity plans and systems designed to prevent such cyber attacks.  However, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Funds cannot control the cyber security plans and systems put in place by issuers in which a Fund invests.

Options Risk

A Fund may engage in a variety of options transactions. When a fund purchases options, it risks the loss of the cash paid for the options if the options expire unexercised. When a Fund sells covered call options, it foregoes the opportunity to benefit from an increase in the value of the underlying stock above the exercise price, but it continues to bear the risk of a decline in the value of the underlying stock. A Fund receives a premium for selling a call option but the price the Fund realizes from the sale of the stock upon exercise of the option could be substantially below the prevailing market price of the stock. The purchaser of the covered call option may exercise the call at any time during the option period (the time between when the call is sold and when it expires). When a call option which a Fund has written is exercised, the Fund must deliver the security upon which the call is written. This means that a Fund would be forced to deliver a security out of its portfolio and replace it, or purchase the same security on the open market for delivery. Under either scenario, the Fund would face increased transaction costs because of its need to purchase securities, either for delivery to the party exercising the call option or to replace a security delivered to the other party out of its portfolio. If the value of the stock underlying the call option is below the exercise price, the call is not likely to be exercised, and a Fund could have an unrealized loss on the stock, offset by the amount of the premium received by the Fund when it sold the option. When a Fund sells (writes) put options, the Fund’s gains are limited to the extent of the premiums received; however, in return for the option premium, the Fund accepts the risk that it may be required to purchase the underlying asset at a price in excess of the asset’s market value.

The market value of options written by the Fund will be affected by many factors, including changes in the market value of underlying securities or indices, changes in the dividend rates of underlying securities (or in the case of indices, the securities comprising such indices), changes in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities, and the remaining time to an option’s expiration. The market value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid.

There is no assurance that a liquid market will be available at all times for a Fund to sell call options or to enter into closing purchase transactions. In addition, the premiums a Fund receives for selling call options may decrease as a result of a number of factors, including changes in interest rates generally, a decline in stock market volumes or a decrease in the price volatility of the underlying securities. The Funds incur transaction expenses when selling call options. A Fund incurs transaction expenses when selling call options or put options. The options transactions of a Fund may increase its portfolio turnover rates and the amount of commissions the Fund will pay.

A Fund may write call options that are “in the money,” meaning calls whose exercise price is less than the market price of the underlying stock or basket of stocks when the options are written or “at the money,” meaning calls whose exercise price is equal to the market price of the underlying stock or basket of stocks when the options are written. Call options that are written “in the money” or “at the money” are more likely to be exercised by the counterparty than other options and effectively eliminate a Fund’s ability to benefit from appreciation in the market value of the securities on which the options are written during the period of the option.

A Fund may generate a high level of premiums from writing call options. For shareholders who hold Fund shares in a taxable account, these premiums are generally treated as short-term capital gains to a Fund for U.S. federal income tax purposes, taxable to shareholders as ordinary income when distributed to them. Transactions involving the disposition of a Fund’s underlying securities (whether pursuant to the exercise of a call option or otherwise) give rise to capital gains or losses. Because a Fund has no control over the exercise of the call options, shareholder redemptions, or corporate events affecting its equity securities investments (such as mergers or reorganizations), it may be forced to realize capital gains or losses at inopportune times.

Portfolio Turnover Risk

The frequency of a Fund’s transactions will vary from year to year, though merger-arbitrage portfolios typically have higher turnover rates than portfolios of typical long-only funds. Increased portfolio turnover will result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in increased distributions of taxable capital gains to Fund shareholders, including short-term capital gains taxable to shareholders at ordinary income rates, when Fund shares are held in a taxable account. Higher costs associated with increased portfolio turnover reduce a Fund’s performance. The Funds normally expect to engage in active and frequent trading and each Fund expects to have a high rate (over 100%) of portfolio turnover.

Short Selling Risk

Generally, to the extent the price of a security sold short increases between the time of the short sale and the time a Fund covers its short position, the Fund will incur a loss. The amount of a potential loss on an uncovered short sale transaction is theoretically unlimited. Also, a Fund is required to deposit collateral in connection with such short sales and has to pay a fee to borrow particular securities and will often be obligated to pay to the lender of the security amounts equal to any dividends and accrued interest on the borrowed securities during the period of the short sale. These aspects of short selling increase the costs to a Fund and will reduce its rate of return. Additionally, the successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged. Short sales are also subject to many of the risks described herein under “Derivatives Risk”.

Small and Medium Capitalization Risk

A Fund’s investments in smaller and medium-sized companies carry more risks than investments in larger companies. Companies with small and medium size market capitalization often have narrower markets, fewer products or services to offer and more limited managerial and financial resources than do larger, more established companies. Investing in lesser-known, small and medium capitalization companies involves greater risk of volatility of a Fund’s net asset value than is customarily associated with larger, more established companies. Often smaller and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions. Small cap companies may have returns that can vary, occasionally significantly, from the market in general.

SPAC Risk

Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which may be traded in the over-the-counter market, may be considered illiquid and/or may be subject to restrictions on resale.  An investment in an SPAC is subject a variety of risks, including that (i) a significant portion of the monies raised by the SPAC for the purpose of identifying and effecting an acquisition or merger may be expended during the search for a target transaction; (ii) an attractive acquisition or merger target may not be identified at all and the SPAC will be required to return any remaining monies to shareholders; (iii) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of SPAC shareholders; (iv) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (v) the warrants or other rights with respect to the SPAC held by the Fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; (vi) the Fund will be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; (vii) an investment in an SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (viii) no or only a thinly traded market for shares of or interests in an SPAC may develop, leaving the Fund unable to sell its interest in an SPAC or to sell its interest only at a price below what the Fund believes is the SPAC interest’s intrinsic value; and (ix) the values of investments in SPACs may be highly volatile, the Fund may have little or no ability to hedge its exposure to a SPAC investment, and the value of a SPAC investment may depreciate significantly.

Other Risks

Certain portfolio management techniques, such as, among other things, using reverse repurchase agreements or dollar rolls, purchasing securities on a when-issued or delayed delivery basis, entering into swap agreements, futures contracts or other derivative transactions, or engaging in short sales, may be considered senior securities unless steps are taken to segregate a Fund’s assets or otherwise cover its obligations. To avoid having these instruments considered senior securities, the Funds intend to segregate liquid assets with a value equal (on a daily mark-to-market basis) to their obligations under these types of transactions, enter into offsetting transactions or otherwise cover such transactions. The Funds may be unable to use such segregated assets for certain other purposes, which could result in a Fund earning a lower return on its portfolio than it might otherwise earn if it did not segregate those assets to cover such positions. To the extent a Fund’s assets are segregated or committed as cover, it could limit the Fund’s investment flexibility. Segregating assets and covering positions will not limit or offset losses.

In addition to each Fund’s principal investment strategies, the Fund’s Adviser may invest in other investments or utilize other strategies, including other market neutral strategies. A market neutral strategy is a type of investment strategy that seeks to profit irrespective of whether prices of securities in the market more generally are broadly increasing or decreasing.  The performance of a successfully implemented market neutral strategy may have relatively low levels of correlation to the performance of the market overall, though under certain conditions the performance of many asset classes and investment strategies, including market neutral strategies, have become highly correlated with the broader market, and may become so again.

In June 2016, the United Kingdom approved a referendum to leave the European Union (commonly known as “Brexit”). On January 31, 2020, the United Kingdom formally withdrew from the European Union. An agreement between the United Kingdom and the European Union governing their future trade relationship became effective January 1, 2021.  While the full impact of Brexit is unknown, Brexit has already resulted in volatility in European and global markets. Potential negative long-term effects could include, among others, greater market volatility and illiquidity, disruptions to world securities markets, currency fluctuations, deterioration in economic activity, a decrease in business confidence, and an increased likelihood of a recession in the United Kingdom.  Given the size and importance of the United Kingdom’s economy, uncertainty about its legal, political, and economic relationship with the remaining member states of the European Union may continue to be a source of instability. Moreover, other countries may seek to withdraw from the European Union and/or abandon the euro, the common currency of the European Union. The ultimate effects of these events and other socio-political or geopolitical issues are not known but could profoundly affect global economies and markets. Whether or not a Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of a Fund’s investments.

The London Interbank Offered Rate, or “LIBOR,” is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. LIBOR may be available for different durations (e.g., 1 month or 3 months) and for different currencies. The terms of many investments, financings or other transactions to which a Fund may have exposure have been historically tied to LIBOR. LIBOR may be a significant factor in determining a Fund’s payment obligations under a derivative investment, the cost of financing to the Fund or an investment’s value or return to the Fund, and may be used in other ways that affect the Fund’s investment performance. The regulatory authority that oversees financial services firms and financial markets in the U.K. has announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions for purposes of determining the LIBOR rate. On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications to still end at the end of 2021. As a result, it is possible that commencing in 2022, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain investments of the Fund’s portfolio.

In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. However, there are obstacles to converting certain securities and transactions to a new reference rate. Transition planning is at an early stage, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain investments of the Funds and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform. All of the aforementioned may adversely affect the Funds’ performance or NAV.

PORTFOLIO HOLDINGS

A description of the Funds’ policies and procedures with respect to the disclosure of their portfolio securities is available in the Statement of Additional Information (“SAI”). As of the date of this SAI, disclosure of each Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and required to be prepared monthly and filed, for each month in the fiscal quarter, within 60 days of the end of the fiscal quarter on Form N-PORT.  The Annual Report, Semi-Annual Report and reports on Form N-PORT for the third month of the first and third fiscal quarter are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov or by contacting The Merger Fund, WCM Alternatives: Event-Driven Fund, or WCM Alternatives: Credit Event Fund, as appropriate, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or by calling 1-800-343-8959.

INVESTMENT ADVISER

Westchester Capital Management, LLC (the “Adviser” or “WCM”), 100 Summit Lake Drive, Valhalla, New York 10595, a registered investment adviser since 2010, has been The Merger Fund’s investment adviser since 2011 and WCM Alternatives: Event-Driven Fund’s and WCM Alternatives: Credit Event Fund’s investment adviser since each Fund commenced operations. Prior to 2011, The Merger Fund was managed by the Adviser’s predecessor, Westchester Capital Management, Inc.

The Adviser has entered into an agreement with Virtus Investment Partners, Inc. (“Virtus”), pursuant to which Virtus will acquire the Adviser (the “Acquisition”), subject to a number of conditions.  The closing of the Acquisition is expected to result in the termination of the investment advisory agreements of the Funds.  Under the terms of the Acquisition, among other matters, it is intended that a wholly-owned subsidiary of Virtus, Virtus Investment Advisers, Inc., will become the investment adviser to the Funds and WCM will serve as sub-adviser to the Funds.  The Boards of Trustees of the Funds will be asked to approve new investment advisory and sub-advisory agreements for the Funds and to nominate new members to the Boards of Trustees. If approved by the Boards of Trustees of the Funds, shareholders of the Funds will be asked to approve the new investment advisory and sub-advisory agreements for the Funds and to elect new members to the Boards of Trustees. The Acquisition is expected to close in the second half of 2021, subject to a number of conditions, including Board and shareholder approval of the foregoing matters. Messrs. Behren and Shannon with respect to all the Funds and Mr. Tan with respect to WCM Alternatives: Credit Event Fund, are expected to continue to be responsible for the day-to-day portfolio management of the Funds after the closing of the Acquisition. It is not anticipated that there will be any changes to the Funds’ investment objectives or principal investment strategies as a result of the Acquisition.

The Adviser and its affiliate had approximately $4.3 billion in assets under management as of December 31, 2020. The Adviser and its affiliate manage merger-arbitrage programs and other investment strategies similar to the Funds’ investment strategies for other institutional investors, including other registered open-end investment companies and other investment pools. Subject to the oversight of the Funds’ Boards of Trustees (the “Board”), the Adviser is responsible for the overall management of the Funds’ securities portfolios.

Each Fund and the Adviser have entered into an investment advisory agreement (each, an “Advisory Agreement”), under the terms of which each Fund has employed the Adviser to manage the investment of the assets of the Fund, to place orders for the purchase and sale of its portfolio securities, and to be responsible for overall management of the Fund’s securities portfolio, subject to the oversight of the Board. Under the Advisory Agreements, each Fund pays to the Adviser as compensation for the services rendered, facilities furnished, and expenses paid by it, a fee at the following annual rate:

Fund	Annual Management Fee (as a Percentage of the Fund’s Average Daily Net Asset Value)
The Merger Fund	1.00%
WCM Alternatives: Event-Driven Fund	1.25%
WCM Alternatives: Credit Event Fund	1.00%

[For The Merger Fund, the Adviser has contractually agreed to waive its advisory fee so that the advisory fee will be: (i) 1.00% of the first $2 billion in average daily net assets of the Fund; and (ii) 0.93% of the average daily net assets of the Fund above $2 billion. This fee waiver arrangement will apply until [___, 2022], unless it is terminated at an earlier time by the Fund’s Board of Trustees. The Fund paid the Adviser an advisory fee of [  ]% of the Fund’s average daily net assets for the most recent fiscal year (after giving effect to the terms of the fee waiver agreement in effect during the most recent fiscal year).]

[For WCM Alternatives: Event-Driven Fund, the Adviser has contractually agreed to waive its investment advisory fee and to reimburse the Fund for other ordinary operating expenses to the extent necessary to limit ordinary operating expenses to an amount not to exceed 1.57% and 1.82% for Institutional Class shares and Investor Class shares, respectively. Ordinary operating expenses exclude taxes, commissions, mark-ups, litigation expenses, indemnification expenses, interest expenses, borrowing expenses, including on securities sold short, dividend expenses on securities sold short, trading or investment expenses, Acquired Fund Fees and Expenses, and any extraordinary expenses. These expense limitations will apply until [___, 2022], unless they are terminated by the Fund’s Board of Trustees at an earlier time. To the extent that the Adviser waives its investment advisory fee and/or reimburses the Fund for other ordinary operating expenses, it may seek reimbursement of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or reimbursed, subject to the expense limitations in place at the time such amounts were waived or reimbursed and the terms of any expense limitations in place at the time of recoupment. The Fund paid the Adviser an advisory fee of [  ]% of the Fund’s average daily net assets for the most recent fiscal year (after giving effect to the expense limitation by the Adviser). Additionally, during the Fund's most recent fiscal year, the Adviser recouped [0.00]% and [0.00]% for Investor Class shares and Institutional Class shares, respectively, in fees it had waived or expenses it had reimbursed pursuant to its expense limitation arrangements with the Fund in place at time the fees were waived or expenses were reimbursed.]

[For WCM Alternatives: Credit Event Fund, the Adviser has contractually agreed to waive its investment advisory fee and to reimburse the Fund for other ordinary operating expenses to the extent necessary to limit ordinary operating expenses to an amount not to exceed 1.64% and 1.89% for Institutional Class shares and Investor Class shares, respectively. Ordinary operating expenses exclude taxes, commissions, mark-ups, litigation expenses, indemnification expenses, interest expenses, borrowing expenses, including on securities sold short, dividend expenses on securities sold short, trading or investment expenses, Acquired Fund Fees and Expenses, and any extraordinary expenses. This expense limitation will apply until [____, 2022], unless it is terminated by the Fund’s Board of Trustees at an earlier time. To the extent that the Adviser waives its investment advisory fee and/or reimburses the Fund for other ordinary operating expenses, it may seek reimbursement of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or reimbursed, subject to the expense limitation in place at the time such amounts were waived or reimbursed and the terms of any expense limitations in place at the time of recoupment. The Fund paid the Adviser an advisory fee of [0.00]% of the Fund’s average daily net assets for the most recent fiscal year (after giving effect to the expense limitation by the Adviser).]

A discussion regarding the basis for the Board of Trustees approving the Advisory Agreements between The Merger Fund and the Adviser, between WCM Alternatives: Event-Driven Fund and the Adviser, and between WCM Alternatives: Credit Event Fund and the Adviser is available in the Funds’ Annual Reports to shareholders for the fiscal year ended December 31, 2020.

Portfolio Managers

Mr. Roy D. Behren and Mr. Michael T. Shannon are primarily responsible for the day-to-day management of each Fund’s portfolio. Mr. Steven Tan is also primarily responsible for the day-to-day management of WCM Alternatives: Credit Event Fund’s portfolio.

Mr. Behren has served as Co-President of the Adviser since 2011 and also serves as Co-President, Treasurer and a Trustee of each Fund. Mr. Behren served as a research analyst for Westchester Capital Management, Inc. (“Westchester”), The Merger Fund’s previous investment adviser, from 1994 until 2010 and as the Chief Compliance Officer of Westchester and The Merger Fund from 2004 until June 2010, and has served as a portfolio manager for The Merger Fund since January 2007, for WCM Alternatives: Event-Driven Fund since it commenced investment operations in January 2014, and for WCM Alternatives: Credit Event Fund since it commenced investment operations in January 2018.

Mr. Shannon has served as Co-President of the Adviser since 2011 and also serves as Co-President and a Trustee of each Fund. Mr. Shannon served as Westchester’s Director of Research from May 1996 until April 2005. From April 2005 to April 2006, Mr. Shannon was Senior Vice President in charge of the Special Situations and Mergers Group of D.E. Shaw & Co. Mr. Shannon returned to Westchester in May 2006 as a research analyst and portfolio strategist and has served as a portfolio manager for The Merger Fund since January 2007, for WCM Alternatives: Event-Driven Fund since it commenced investment operations in January 2014, and for WCM Alternatives: Credit Event Fund since it commenced investment operations in January 2018.

Mr. Tan has served as Senior Equity Analyst of the Adviser since 2012 and Director of Credit Research since 2016. From 2005 to 2011, Mr. Tan was Vice President at Avenue Capital where he was a senior analyst in the Event-driven Group and later in the High Yield and Distressed Group.  Mr. Tan has served as a portfolio manager for the WCM Alternatives: Credit Event Fund since its inception.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds.

CLASSES OF SHARES

Each Fund offers Institutional Class and Investor Class shares through this Prospectus. Each class of shares bears a different level of expenses. For example, Investor Class shares of each Fund bear fees under a plan of distribution pursuant to Rule 12b-1 under the 1940 Act that does not apply to Institutional Class shares (see “Distribution Arrangements - Investor Class Shares” below). Institutional Class shares and Investor Class shares are generally available for purchase by all investors, subject to the satisfaction of investment minimums and criteria described below.

The minimum investment requirements for initial and subsequent investment are as follows:

	Minimum Initial Investment	Subsequent Investments
Investor Class Shares	$2,000*	$0
Institutional Class Shares	$1,000,000	$500

* In general, there is no minimum investment required for investments in Investor Class shares by qualified retirement plans or investments that are made through omnibus accounts.

The minimum initial and subsequent investment amounts for Institutional Class shares may be modified for certain investors. The Funds have agreed to waive the minimum initial investment amount for Institutional Class shares for clients of certain third-party investment programs or platforms that (or whose participants) meet certain asset thresholds and with which a Fund has a distribution arrangement. The Funds have also agreed to waive the minimum initial investment amount for Institutional Class shares for clients of intermediaries who meet certain asset thresholds and clear their transactions through intermediaries with which the Fund has clearing arrangements. The Funds may waive the investment minimums in other cases in its discretion. The Funds reserve the right to change the minimum investment amounts without prior notice. More information about the Funds’ multiclass arrangements is included in the SAI.

DISTRIBUTION ARRANGEMENTS-INVESTOR CLASS SHARES

Each Fund has adopted a plan of distribution (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act that applies to their Investor Class shares. Under the Plans, a Fund may pay the Fund’s distributor for certain of the distribution and shareholder service expenses associated with the Fund’s Investor Class shares, including the cost of providing prospectuses to prospective shareholders, as well as to compensate the distributor for payments made to any broker-dealer or other financial intermediary with whom the Fund has entered into a dealer agreement to distribute or make available the Fund’s Investor Class shares (including the financial intermediary through whom you may purchase shares of the Fund), or any other qualified financial services firm, to compensate those broker-dealers, intermediaries or firms for distribution and/or shareholder-related services with respect to the Fund’s Investor Class shares held or purchased by their respective customers or in connection with the purchase of the Fund’s Investor Class shares attributable to their efforts. Under the Plans, the distributor may also use monies from a Plan to pay or reimburse the Adviser for certain marketing and other distribution-related expenses incurred in respect of a Fund’s Investor Class shares. The amount of such payments made by a Fund with the proceeds of a Plan in any one year shall not exceed 0.25% of the average daily net assets of a Fund attributable to Investor Class shares, which also may be payable for providing shareholder services. Because these fees are paid out of a Fund’s assets attributable to Investor Class shares on an on-going basis, all Investor Class shareholders bear them, including those who may have purchased Investor Class shares other than through a financial intermediary, and over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

PAYMENTS TO FINANCIAL INTERMEDIARIES

A Fund may pay, in respect of all classes of shares, as applicable, additional amounts from its own resources for the provision of other permitted services, and the Adviser may pay amounts from its own resources for the provision of such services. Other permitted services may include transfer agency and dividend disbursing fees; charges for the maintenance of records, recordkeeping, and related costs; record-keeping charges; accounting expenses; transfer costs; custodian fees; sub-accounting services; administrative services; transfer agent and sub-transfer agent services; aggregating and processing purchase and redemption orders; providing beneficial owners with statements showing their positions in the Fund; processing dividend payments; forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and updating prospectuses to beneficial owners; and receiving, tabulating, and transmitting proxies executed by beneficial owners. The recipients of these payments may be involved in the distribution of a Fund’s shares.

In addition, for all classes of shares, as applicable, the Adviser and their affiliates from time to time may make payments, such as cash bonuses, or provide other incentives to selected financial intermediaries involved in the distribution of a Fund’s shares as compensation for services such as, without limitation: (i) providing the Fund with “shelf space” or a higher profile with the financial intermediaries’ financial consultants and their customers; (ii) placing the Fund on the financial intermediaries’ preferred or recommended fund list; (iii) granting the Adviser or their affiliates access to the financial intermediaries’ financial consultants; (iv) providing assistance in training and educating the financial intermediaries’ personnel; and (v) furnishing marketing support and other specified services. Any such payments made by the Adviser and its affiliates would be made from their own resources, and payments made by the distributor in respect of a Fund’s Investor Class shares could be made from the proceeds of the Fund’s Rule 12b-1 plan. The actual services provided, and the payments made for such services, vary from intermediary to intermediary. These payments may be significant to the financial intermediaries and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial intermediaries at seminars or informational meetings. Financial intermediaries include brokers, dealers, insurance companies, third party administrators and banks.

A number of factors will be considered in determining the amount of these additional payments to financial intermediaries. On some occasions, such payments are conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a Fund, other funds sponsored by the Adviser and/or a particular class of shares, possibly during a specified period of time. The Adviser and their affiliates may also make payments to certain participating financial intermediaries based upon factors such as the amount of assets a financial intermediary’s clients have invested in a Fund and the quality of the financial intermediary’s relationship with the Adviser. These payments are made to financial intermediaries selected by the Adviser, generally to the intermediaries that have sold significant amounts of shares of a Fund or other Adviser-sponsored funds. In certain cases, these payments are subject to certain minimum payment levels. In some cases, in lieu of payments pursuant to a formula, the Adviser and their affiliates may make payments of an agreed-upon amount. There may be relationships on different bases.

The Adviser and their affiliates, at their own expense and out of their own assets, may also provide compensation to financial intermediaries in connection with conferences, sales, or training programs for their employees, seminars for the public, advertising or sales campaigns, or other financial intermediary-sponsored special events. In some instances, the compensation may be made available only to certain financial intermediaries whose representatives have sold or are expected to sell significant amounts of shares of a Fund. Intermediaries that are registered broker-dealers may not use sales of Fund shares to qualify for this compensation to the extent prohibited by the laws or rules of any state or any self-regulatory agency, such as the Financial Industry Regulatory Authority (“FINRA”).

If investment advisers or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial intermediaries and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial intermediary and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes.

Representatives of the Adviser or their affiliates visit brokerage firms on a regular basis to educate financial advisors about a Fund and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

The compensation paid by a Fund or the Adviser or their affiliates to an intermediary is typically paid continually over time, during the period when the intermediary’s clients hold investments in a Fund. The amount of continuing compensation paid to different financial intermediaries varies. In addition, a Fund, the Adviser and their affiliates may also make payments to financial intermediaries to offset the cost associated with processing transactions in Fund shares or to pay financial intermediaries one-time charges for setting up access for a Fund on particular platforms, as well as transaction fees, or per position fees.

For the fiscal year ended December 31, 2020, Investor Class shares and Institutional Class shares of The Merger Fund paid from their own resources [  ] basis points ([  ]%) and [  ] basis points ([  ]%), respectively, to financial intermediaries for the provision of other permitted services. For the fiscal year ended December 31, 2020, Investor Class shares and Institutional Class shares of WCM Alternatives: Event-Driven Fund paid from their own resources [  ] basis points ([ ]%), and [ ] basis points ([  ]%), respectively, to financial intermediaries for the provision of other permitted services. For the fiscal year ended December 31, 2020, Investor Class shares and Institutional Class shares of WCM Alternatives: Credit Event Fund paid from their own resources [  ] basis points ([  ]%) and [ ] basis points ([  ]%), respectively, to financial intermediaries for the provision of other permitted services.

INVESTMENT PLANS

Additional information about any of the plans described below may be obtained by contacting the Adviser at 100 Summit Lake Drive, Valhalla, New York 10595 (telephone (914) 741-5600). Certain of the plans described below may be available only to those purchasing Investor Class shares.

IRA Plans

Individuals may establish an Individual Retirement Account (“IRA”) through The Merger Fund IRA Plan, WCM Alternatives: Event-Driven Fund IRA Plan, or WCM Alternatives: Credit Event Fund IRA Plan, respectively, under which shares of a Fund may be purchased. The Merger Fund IRA Plan, WCM Alternatives: Event-Driven Fund IRA Plan, and WCM Alternatives: Credit Event Fund IRA Plan can be used to make regular IRA contributions, and can also be used for a rollover or transfer from an existing IRA, or for a rollover from a qualified retirement plan from which the individual receives a lump-sum distribution.

An annual maintenance fee of $15.00 will be charged for each IRA. In addition, a $25.00 processing fee will be assessed for all transactions whereby funds are removed from an account. The processing fee will not apply to a required distribution from an IRA for which a Systematic Withdrawal Plan has been established. These fees are subject to change upon notification by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), to the relevant Fund.

Qualifying shareholders may invest in a Fund through a “Roth IRA,” which is a form of IRA created in 1997. Shareholders should consult with their own financial advisers to determine eligibility.

Other Retirement Plans

Investors may invest in a Fund through certain prototype plans for corporations, self-employed individuals or partnerships, and establish a qualified retirement plan under which shares of a Fund may be purchased. Such plans can accept a transfer or qualified rollover from an existing qualified retirement plan from which an individual receives a lump-sum distribution, as well as regular annual contributions.

An annual maintenance fee of $15.00 will be charged for each account. In addition, a $25.00 processing fee will be assessed for all transactions whereby funds are removed from an account. The processing fee will not apply to a required distribution from an account for which a Systematic Withdrawal Plan has been established. These fees are subject to change upon notification by Fund Services to the relevant Fund.

Coverdell Education Savings Plan

Investors may invest in a Fund through a form of Coverdell education savings account plan. Shareholders should consult their financial advisers to determine conditions and eligibility.

HOW TO PURCHASE SHARES

Purchases by mail: Shares of the Funds may be purchased at NAV without any upfront sales or other charge by sending a completed application form (available at www.westchestercapitalfunds.com) to:

[Fund Name]
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

However, applicants should not send any correspondence by overnight courier to the above post-office-box address. Correspondence sent by overnight courier should be addressed to:

[Fund Name]
c/o U.S. Bank Global Fund Services
Mutual Fund Services, Third Floor
615 East Michigan Street
Milwaukee, Wisconsin 53202-5207

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Because only physical possession constitutes receipt by the Transfer Agent, U.S. Bancorp Fund Services, LLC (“Transfer Agent”), deposit in the mail or with such services, or receipt at the U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

Initial Investment - By wire: If you are making an initial investment in a Fund, before you wire funds, please contact the Transfer Agent at 1-800-343-8959 to make arrangements with a service representative to submit your completed order via mail, overnight delivery or facsimile. Upon receipt of your order, your account will be established by a service representative. To obtain your new account number, please contact a service representative at 1-800-343-8959. You may then contact your bank to initiate the wire referencing the account number. For wire instructions, see “For Subsequent Investments - By wire” below or call a service representative.

For Subsequent Investments - By wire: If you are making a subsequent purchase, your bank should wire funds as indicated below. Before each wire purchase, you should be sure to notify the Transfer Agent at 1-800-343-8959 of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire. It is essential that your bank include complete information about your account in all wire instructions. If you have questions about how to invest by wire, you may call the Transfer Agent. Your bank may charge you a fee for sending a wire to the Fund.

U.S. Bank, N.A.
777 East Wisconsin Avenue
Milwaukee, WI 53202
ABA# 075000022

Credit:
U.S. Bancorp Fund Services, LLC
Account #112-952-137

Further Credit:
[Fund Name]
(shareholder registration)
(shareholder account number)

Please remember that U.S. Bank, N.A. must receive your wired funds prior to the close of regular trading on the NYSE for you to receive same-day pricing. The Funds and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire system, or from incomplete wiring instructions.

Shares Purchased Through Financial Intermediaries: Shares of the Funds may also be purchased through authorized financial intermediaries who may charge for their services. In order for your purchase order to be processed at a Fund’s NAV determined on a business day, an authorized financial intermediary must receive your purchase request in good order before the time as of which the Fund calculates its NAV (the “NAV calculation time”) (normally 4:00 p.m., Eastern Time) and the authorized financial intermediary must subsequently communicate the request properly and timely to a Fund. Please contact your financial intermediary for instructions on how to place purchase requests. Because financial intermediaries’ processing times may vary, please ask your financial intermediary when your account will be credited.

The minimum initial investment for Institutional Class shares of each Fund for individuals, IRAs, corporations, partnerships or trusts is $1,000,000. The minimum initial investment for Investor Class shares of each Fund for individuals, IRAs, corporations, partnerships or trusts is $2,000. However, the Adviser, in its sole discretion, may waive the minimum initial investment amounts on a case-by-case basis. There is no minimum investment requirement for Investor Class shares for qualified retirement plans. Minimum investment amounts may be waived for investors who invest through omnibus accounts. The minimum subsequent investment amount for Institutional Class shares of each Fund is $500. There is no minimum for subsequent investments in Investor Class shares. Each Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares. Applications will not be accepted unless they are accompanied by a wire transfer or a check drawn on a U.S. bank, savings and loan, or credit union in U.S. funds for the full amount of the shares to be purchased.

All purchase checks must be in U.S. Dollars drawn on a domestic financial institution. The Funds will not accept payment in cash or money orders. The Funds will not accept third-party checks, Treasury checks, credit-card checks, traveler’s checks or starter checks for the purchase of shares. The Funds are unable to accept post-dated checks or any conditional order or payment.

After an account is opened, additional shares may be purchased by sending a check payable to “[Fund Name],” together with a note stating the name(s) on the account and the account number, to the Fund’s Transfer Agent, U.S. Bank Global Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

All shares will be purchased at the NAV per share next determined after receipt of the shareholder’s application in “good order” (which generally means that a Fund has received your fully and properly completed application accompanied by payment and is more fully described below under “Redemptions”) and acceptance of such application by the Funds in “good order.” All purchases received in “good order” before the NAV calculation time will be processed on that same day. Purchases received after the NAV calculation time (normally 4:00 p.m. Eastern Time) will receive the next business day’s NAV per share. In the case of orders submitted through an authorized financial intermediary, the intermediary must also subsequently communicate the request properly and timely to the Fund for you to receive the Fund’s NAV determined on that business day. No share certificates will be issued.

The Transfer Agent will charge a $25.00 fee against a shareholder’s account, in addition to any loss sustained by a Fund, for any payment check or electronic funds transfer that is returned.

Shareholders should contact the Transfer Agent at 1-800-343-8959 to obtain the latest wire instructions for wiring funds to U.S. Bancorp Fund Services, LLC for the purchase of Fund shares and to notify U.S. Bancorp Fund Services, LLC that a wire transfer is coming.

The Funds reserve the right to close to new investors at any time in the future but have no present plans to do so.

Anti-Money Laundering Compliance

The Funds, the Funds’ distributor and/or your financial intermediary are required to comply with various anti-money laundering laws and regulations. Consequently, the Funds or the Funds’ distributors may request additional information from you to verify your identity and source of funds. As requested on the application, you must supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Individuals opening an account in the name of a legal entity (e.g., a partnership, business trust, limited liability company, corporation, etc.), may be required to supply the identity of the beneficial owner or controlling person(s) of the legal entity prior to the opening of the account. If the Funds or the Funds’ distributor deems that the information submitted does not provide for adequate identity verification, it reserves the right to reject your investment and the establishment of your account. If at any time the Funds believe an investor may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, it may choose not to establish a new account or may be required to “freeze” a shareholder’s account. It also may be required to provide a governmental agency or another financial institution with information about transactions that have occurred in a shareholder’s account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Funds or the Funds’ distributors to inform the shareholder that it has taken the actions described above.

Shares of the Funds have not been registered for sale outside the United States. The Funds generally do not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

Automatic Investment Plan

Investors may create an Automatic Investment Plan pursuant to which money will be moved from the shareholder’s bank account to the shareholder’s Fund account on a systematic schedule (e.g., monthly, bi-monthly, quarterly or annually) that the shareholder selects. After making an initial investment meeting the minimum investment amount, the minimum transaction amount for an Automatic Investment Plan is $100. Any request to change or terminate an Automatic Investment Plan should be submitted to the Transfer Agent by telephone at 1-800-343-8959 or in written form five days prior to the effective date.

Telephone Purchases

Investors may utilize a Telephone Purchase Option pursuant to which money will be moved from the shareholder’s bank account to the shareholder’s Fund account upon request. The first telephone purchase can occur 7 business days after the account was opened. To have Fund shares purchased at the NAV, determined as of the NAV calculation time on a given date, Fund Services must receive your order before the NAV calculation time on such date. Most transfers are completed within three (3) business days. The minimum transaction amount for a Telephone Purchase is $100.

After making an initial investment meeting the minimum investment amount, shareholders may elect these options. For both an Automatic Investment Plan and telephone purchases, only bank accounts held at domestic financial institutions that are ACH members can be used for transactions.

NET ASSET VALUE

You may purchase or redeem shares of a Fund on any day when a Fund calculates its NAV. The Funds calculate their NAVs on each weekday other than days when the NYSE is closed for a holiday or days when the NYSE is otherwise scheduled to be closed (each day a NAV is calculated, a “Business Day”). Each Fund calculates the NAV of each class of its shares by determining the aggregate value of all of the assets attributable to that class less all liabilities attributable to that class, and then dividing that difference by the total number of shares of that class outstanding. The Fund normally calculates its NAV each Business Day as of 4:00 p.m. Eastern Time. On days when the NYSE has scheduled an early close for regular trading (e.g., due to a holiday), the Fund normally calculates its NAV as of the time of that early close. Notwithstanding the preceding, the Fund may determine to calculate its NAV as of the close of regular trading on the NYSE on any day when there is an unscheduled early close to regular trading on the NYSE. The values of the Funds’ investments, especially those traded in foreign markets, may change on days when you cannot purchase or redeem shares of the Funds.

The Funds value their portfolio securities for purposes of calculating their NAVs using procedures approved by the Funds’ Board of Trustees. Those procedures allow for a variety of methodologies to be used to value the Funds’ investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time a Fund calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. Accordingly, the methodologies summarized below are not an exhaustive list of the methodologies a Fund may use to value an investment and they may not represent the means by which a Fund’s investments are valued on any particular Business Day.

Equity securities, including common and preferred stocks, closed-end funds and ETFs, that trade on an exchange will typically be valued based on the last reported sale price. Securities listed on NASDAQ are typically valued using the NASDAQ Official Closing Price. If, on a particular day, an exchange-listed security does not trade, then the mean between the closing bid and asked prices will typically be used to value the security. Fixed income securities having a maturity of greater than 60 days are typically valued based on evaluations provided by an independent pricing vendor. Investments in United States government securities (other than short-term securities) are valued at the mean between the 4:00 p.m. New York time bid and asked prices supplied by a third party vendor. Short-term fixed-income securities having a maturity of less than 60 days are valued at market quotations or based on valuations supplied by a third party pricing service. If a reliable price from a third party pricing service is unavailable, amortized cost may be used if it is determined that the instrument’s amortized cost value represents approximately the fair value of the security. Investments in SPACs, including their related units, shares, rights and warrants (each a “SPAC interest”), will typically be valued by reference to the last reported transaction for the composite exchange. If, on a particular day, no reliable market transaction is readily available and reported for the composite exchange, then the mean between the closing bid and asked prices on the composite exchange will be used to value the SPAC interest, or the SPAC interest will be fair valued in accordance with the Fund’s pricing procedures. If a Fund has elected to redeem a SPAC interest, the redeemed SPAC interest will typically be valued by reference to the last reported transaction for the SPAC interest on the composite exchange, or the mean between the closing bid and ask prices on the composite exchange, in each case immediately before the deadline for the tender of redemption orders for the SPAC interest or, if known, the announced redemption proceeds.  Exchange-traded options are typically valued at the higher of the intrinsic value of the option (i.e., what a Fund would pay or can receive upon the option being exercised) or the last reported composite sale price when such sale falls between the bid and asked prices. Notwithstanding the above, options that trade principally on a European exchange are typically valued at the “settlement price” as reported by the exchange on which the option principally trades. If the settlement price for a European exchange-traded option is unreliable or unavailable, the option will generally be valued at the last reported sale price.  When the last sale of an exchange-traded option is outside the bid and asked prices, the Funds will typically value the option at the higher of the intrinsic value of the option or the mean between the highest end of day option bid price and the lowest end of day option ask price. Investments in registered open-end investment companies are typically valued at their reported NAV per share. Forward currency contracts are valued daily at the prevailing forward exchange rate.  In general, swap prices are determined using the same methods as would be used to price the underlying security. When the underlying security is the subject of a completed corporate reorganization for which the final deal terms are known, the swap is priced at the value of the consideration to be received by the Funds.  The credit quality of counterparties and collateral is monitored and the valuation of a swap may be adjusted if it is believed that the credit quality of the counterparty or collateral affects the market value of the swap position.

The Funds typically fair value securities and assets for which (a) market quotations are not readily available or (b) market quotations are believed to be unrepresentative of market value. For example, a Fund may fair value a security that primarily trades on an exchange that closes before the NYSE if a significant event occurs after the close of the exchange on which the security primarily trades but before the NYSE closes. Fair valuations are determined in good faith by the Valuation Group, a committee comprised of persons who are officers of the Trusts or representatives of the Adviser, acting pursuant to procedures adopted by the Board. When fair-value pricing is employed, the prices of securities used by the Funds to calculate their NAV may differ from quoted or published prices for the same securities. In addition, due to the subjective nature of fair-value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale. Further, technological issues or other service disruption issues involving third party service providers may also cause a Fund to value its investments incorrectly. Incorrect valuations of a Fund’s portfolio holdings could result in a Fund’s shareholder transactions being effected at a NAV that does not accurately reflect the underlying value of the Fund’s portfolio, resulting in the dilution of shareholder interests.

REDEMPTIONS

Redemptions by Mail

Fund shareholders will be entitled to redeem all or any portion of the shares credited to their accounts by submitting a written request for redemption to:

[Fund Name]
c/o U.S. Bank Global Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

Upon the receipt of such a request in “good order,” as described below, the shareholder will receive a check based on the NAV next determined after the redemption request has been received, which may be more or less than the amount originally invested. The Funds typically seek to send redemption proceeds on the next business day (as provided above) after the redemption request is received in good order and prior to market close, regardless of whether the redemption proceeds are sent via check, wire, or ACH transfer; however, the Funds reserve the right to pay redemption proceeds as long as seven days after the receipt of a redemption request. In case of emergencies or when trading on the NYSE is restricted, or as otherwise permitted by the SEC or applicable law, a Fund may suspend redemptions or postpone payment for more than seven days. If any portion of the shares to be redeemed represents an investment made by check or electronic funds transfer through the ACH network, a Fund may delay the payment of the redemption proceeds until the transfer agent is reasonably satisfied that the purchase amount has been collected. This may take up to 15 calendar days from the date of purchase. The Transfer Agent may temporarily delay for more than seven days the disbursement of redemption proceeds from the Fund account of a “Specified Adult” (as defined in FINRA Rule 2165) based on a reasonable belief that financial exploitation of the Specified Adult has occurred, is occurring, has been attempted, or will be attempted, subject to certain conditions.

A redemption request will be considered to have been received in “good order” if the following conditions are satisfied:

(i)	the request is in writing, indicates the class and number of shares or dollar amount to be redeemed and identifies the shareholder’s account number;

(ii)	the request is signed by the shareholder(s) exactly as the shares are registered; and

(iii)
a signature guarantee, if required, is included. The Funds reserve the right to require a signature guarantee, from a financial institution that is either a Medallion program member or a non-Medallion program member, in the following situations: if ownership is changed on your account, if the redemption proceeds are payable or sent to any person, address or bank account not on record, when a redemption request is received by the Transfer Agent and the account address has changed within the last 15 calendar days; and if the proceeds of a requested redemption exceed $50,000. In addition to the situations described above, the Funds and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.

Non-financial transactions including establishing or modifying certain services on an account may require a signature guarantee, signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source.

Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the NYSE Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.

The Adviser expects to use a variety of resources to honor requests to redeem shares of the Funds, including available cash; short-term investments; interest, dividend income and other monies earned on portfolio investments; the proceeds from the sale or maturity of portfolio holdings; and various other techniques, including, without limitation, repurchase agreements. A variety of other measures, such as redemptions in kind (i.e., payment in portfolio securities rather than cash), may also be used to honor redemptions. The Adviser does not expect to honor redemption requests in kind regularly, but reserves the right to do so. If your shares are redeemed in kind you will incur transaction costs upon disposition of the securities received in the distribution, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until they are sold. The Adviser expects to use the resources and measures discussed above, amongst others, to meet redemption requests in regular and stressed market conditions.

Questions concerning a redemption request may be addressed to a Fund at its principal office. No redemption request will become effective until all documents have been received in “good order” by Fund Services.

Telephone Redemptions

Telephone-redemption privileges are established for shareholders who invest directly in a Fund (i.e., not through an intermediary). Shareholders who do not wish to establish telephone-redemption privileges should notify the Transfer Agent. New shareholders who do not wish to establish telephone-redemption privileges may so indicate on the account application.

You may redeem all or some of your shares, with a value ranging from $1,000 to $50,000, by calling the Transfer Agent at 1-800-343-8959 between 9:00 a.m. and 8:00 p.m. Eastern Time/6:00 a.m. and 5:00 p.m. Pacific time, on a day when the NYSE is open for trading. Redemption requests received before the NAV calculation time (normally 4:00 p.m. Eastern Time) will typically be priced and processed as of the close of business on that day; requests received after that time will be processed as of the close of business on the next Business Day.

When you use telephone privileges, you are authorizing a Fund and the Transfer Agent to act upon the telephone instructions of the person or persons you have designated on your account application. Redemption proceeds will be sent by check to the address of record, as designated on your account application, transferred to the bank account you have designated on your account application, or sent via electronic funds transfer through the Automated Clearing House (ACH) network to a predetermined bank account. The minimum amount that may be sent is $1,000. There is no charge to receive redemption proceeds via the ACH network. However, credit may not be available for two to three business days. Shareholders who would like to arrange for redemption by wire or designate a bank or account to receive redemption proceeds should send a written request to a Fund at the address listed under “Redemptions by Mail.” The request should be signed by the shareholder(s) exactly as the shares are registered and may require a signature guarantee. Further documentation may be required. Please call the Transfer Agent at 1-800-343-8959 if you need assistance. Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time).

The Funds and the Transfer Agent will not be liable for any loss, expense, or cost arising out of any telephone transaction request that is reasonably believed to be genuine. This includes any fraudulent or unauthorized request. If an account has more than one owner or authorized person, the Funds will accept telephone instructions from any one owner or authorized person. The Funds may change, modify or terminate these privileges at any time upon written notice to shareholders. The Funds may suspend temporarily the redemption privilege in emergency situations or in cases where, in the judgment of the Funds, continuation of the privilege would be detrimental to the Funds and their shareholders. Such temporary suspension can be without prior notification to shareholders. Once a telephone transaction has been placed, it cannot be canceled or modified. Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.

You may have difficulties in making a telephone redemption during periods of abnormal market activity. If this occurs, you may make your redemption request in writing.

Shares Held Through Financial Intermediaries

If you purchased shares of a Fund through an authorized financial intermediary, you must typically redeem your shares through that financial intermediary. In order for your redemption order to be processed at a Fund’s NAV determined on a Business Day, your authorized financial intermediary must receive your redemption request in good order before the NAV calculation time (normally 4:00 p.m., Eastern Time) and the authorized financial intermediary must subsequently communicate the request properly and timely to the Fund. Please contact your financial intermediary for instructions on how to place a redemption request. Because financial intermediaries’ processing times may vary, please ask your financial intermediary when your account will be credited.

Additional Information on Redemptions

If you have an IRA, you should indicate on any written redemption request whether or not to withhold U.S. federal income tax. Shares held in IRA accounts also may be redeemed by telephone at 1-800-343-8959. IRA investors who fail to indicate whether or not to withhold U.S. federal income tax may be subject to a 10% withholding on their redemptions.

Shareholders may also redeem Fund shares through broker-dealers holding such shares who have made arrangements with a Fund permitting redemptions by telephone or facsimile transmission. These broker-dealers may charge a fee for this service.

If a shareholder’s transactions at any time reduce an Investor Class shareholder’s account in a Fund to below $1,000 in value or an Institutional Class shareholder’s account in a Fund to below $750,000 in value, such Fund may notify the shareholder that, unless the account is brought up to at least such minimum amount, the Fund may, within 30 days, redeem all shares in the account and close it by making payment to the shareholder. Any gain or loss that results from such a redemption generally will be treated as capital gain or loss for U.S. federal income tax purposes.

Shareholders who effect redemptions by wire transfer will pay a $15.00 wire transfer fee to Fund Services to cover costs associated with the transfer. In addition, a shareholder’s bank may impose a charge for receiving wires.

Excessive Short-Term Trading

The Board has adopted policies and procedures with respect to excessive short-term trading by Fund shareholders. Excessive short-term trading activity may reduce a Fund’s performance and harm all of the Fund’s shareholders by interfering with efficient portfolio management, increasing the Fund’s expenses and diluting the Fund’s NAV. Depending on the size and frequency of short-term trades in a Fund’s shares, the Fund may experience increased cash flow volatility, which could require the Fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold otherwise. The need to execute additional portfolio transactions due to these cash flows may increase a Fund’s brokerage and administrative costs and, for investors in taxable accounts, may increase taxable distributions received from the Fund.

The Funds discourage short-term trading that may disrupt the efficient management of the Funds’ portfolios and materially increase trading costs or taxable distributions to shareholders of the Funds. The Funds seek to monitor the trading activities of their shareholders to detect such abusive short-term trading that may be detrimental to the interests of the Funds and their long-term shareholders. The steps the Funds utilize to identify and discourage frequent transactions may include monitoring trading activity and imposing trading restrictions on certain accounts. The Funds reserve the right to reject any purchase order for this purpose.

While the Funds (directly or with the assistance of their service providers) seek to identify abusive short-term trading, there is no guarantee that a Fund will be able to detect frequent purchases and redemptions that may be abusive or restrict the participants engaged in such activity when detected. The Funds receive purchase and sale orders through financial intermediaries and may not have access to timely information that would allow the Funds to detect abusive short-term trading. In such circumstances and others, the Funds’ monitoring activities may be limited to reviewing aggregated cash flows from such accounts and the Funds’ ability to prevent abusive short-term trading may be dependent on the cooperation of a financial intermediary. Accordingly, the Funds may rely upon an intermediary’s monitoring activity and the intermediary’s ability and willingness to prevent abusive short-term trading. In addition, even when a Fund has sufficient information, its detection methods may not detect all abusive short-term trading.

Systematic Withdrawal Plan

Individuals whose investments in a Fund have a current value of at least $10,000 may adopt a Systematic Withdrawal Plan to provide for periodic distributions. By using the Systematic Withdrawal Plan, a shareholder can request monthly, quarterly or annual payments for any designated amount of $500 or more. Payments may be sent by check to the address of record, or may be sent directly to a designated bank account via electronic funds transfer through the Automated Clearing House (ACH) network. You may elect to change or terminate your participation in this Plan at any time by contacting the Transfer Agent at least five days prior to the next scheduled withdrawal.  A Systematic Withdrawal Plan may be opened by selecting this option on your account application or by writing to the Transfer Agent. Shareholders should contact the Transfer Agent at 1-800-343-8959 for more information about a Fund’s Systematic Withdrawal Plan.

CONVERSION OF SHARES BETWEEN CLASSES

From time to time, a Fund may permit the conversion of shares of one class to another share class provided that the value of shares so converted meets the minimum initial investment requirements in the other class, that the shares of the other class are eligible for sale in the applicable state of residence, those shares are otherwise available for offer and sale, and such other terms and conditions as the Fund may determine are met. Ongoing fees and expenses incurred by a given share class will differ from those of other share classes, and a shareholder receiving new shares in an intra-Fund conversion may be subject to higher or lower total expenses following such conversion. Not all classes of shares may be open to new investors. Conversion transactions will be effected only into an identically registered account. Shareholders should consult their tax advisers as to the federal, foreign, state and local tax consequences of an intra-Fund exchange. Such conversion transactions must be effected according to other applicable law.  Each Fund reserves the right to refuse any or all requests for conversion. A conversion of shares between classes is exempt from the trading limits described in the Fund’s registration statement.

COST BASIS REPORTING

[When you redeem Fund shares, a Fund or, if you purchase your shares through a financial intermediary, your financial intermediary, generally is required to report to you and the IRS on an IRS Form 1099-B or other applicable form, cost-basis information with respect to those shares, as well as information about whether any gain or loss on your redemption is short- or long-term and whether any loss is disallowed under the “wash sale” rules. This reporting requirement is effective for Fund shares acquired by you (including through dividend reinvestment) on or after January 1, 2012, when you subsequently redeem those shares. Such reporting generally is not required for shares held in a retirement or other tax-advantaged account. Cost basis is typically the price you pay for your shares (including reinvested dividends), with adjustments for certain commissions, wash-sales, organizational actions, and other items, including any returns of capital paid to you by a Fund in respect of your shares. Cost basis is used to determine your net gains and losses on any shares you redeem in a taxable account.

A Fund or your financial intermediary, as applicable, will permit you to select from a list of alternative cost basis reporting methods to determine your cost basis in Fund shares acquired on or after January 1, 2012. If you do not select a particular cost basis reporting method, a Fund or financial intermediary will apply its default cost basis reporting method to your shares. If you hold your shares directly in a Fund account, the Funds’ default method (or the method you have selected by notifying the Fund) will apply; if you hold your shares in an account with a financial intermediary, the intermediary’s default method (or the method you have selected by notifying the intermediary) will apply. Please contact the relevant Fund at (800) 343-8959 or your financial intermediary, as applicable, for more information on the available methods for cost basis reporting and how to select or change a particular method. You should consult your tax adviser concerning the application of these rules to your investment in a Fund, and to determine which available cost basis method is best for you. Please note that you are responsible for calculating and reporting your cost basis in The Merger Fund shares acquired prior to January 1, 2012 as this information will not be reported to you by The Merger Fund and may not be reported to you by your financial intermediary.]

DIVIDENDS, DISTRIBUTIONS AND TAXES

[The Funds intend to distribute substantially all of their net investment income and net capital gains at least annually. Distributions will be reinvested in shares of a Fund unless you elect to receive cash. Distributions will be taxable as described below, regardless of whether you receive such distributions in cash or reinvest them in additional shares of a Fund. A Fund (or your financial intermediary) will provide you with an annual statement showing you the amount and tax character (e.g., ordinary income or capital gain) of the distributions you receive each year.

If an investor elects to receive distributions in cash, and the U.S. Postal Service cannot deliver your check, or if a check remains uncashed for six months, each Fund reserves the right to reinvest the distribution check in the shareholder’s account at such Fund’s then-current asset value and to reinvest all subsequent distributions. If you want to change your distribution option, please write or call the Transfer Agent at least five days prior to the record date for the distribution.

The following discussion is a general summary of certain U.S. federal income tax consequences applicable to an investment in each of the Funds under the Internal Revenue Code of 1986, as amended and as in effect as of the date of this Prospectus (the “Code”), and is for general information only. A more detailed tax discussion is provided in the SAI. The Funds do not intend for this discussion or the discussion in the SAI to address all aspects of taxation that may apply to individual shareholders or to specific types of shareholders, such as those who hold their shares through tax-advantaged accounts and foreign persons that may qualify for special treatment under U.S. federal income tax laws. You should consult a tax adviser about the specific U.S. federal, state, local, and foreign tax consequences to you of purchasing, holding, and disposing of shares in a Fund based on your particular circumstances.

Each Fund has elected to be treated each taxable year as a regulated investment company under Subchapter M of the Code and intends to qualify and to be eligible to be treated as such. A regulated investment company is not subject to U.S. federal income tax on income or gains distributed in a timely manner to its shareholders. A Fund’s failure to qualify or to be eligible to be treated as a regulated investment company would result in fund-level taxation, and, consequently, a reduced return on your investment, and all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to you as ordinary income.

For U.S. federal income tax purposes, distributions of investment income generally are taxable to you as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned or is deemed to have owned the investments that generated them, rather than how long you have owned your shares. Distributions from the sale of investments that a Fund owns or is deemed to have owned for more than one year and that are properly reported by the Fund as capital gain dividends are taxable to you as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. Distributions from the sale of investments that a Fund owns or is considered to have owned for one year or less are taxable to you as ordinary income. The Funds expect that, as a result of their investment objectives and strategies, their investments will generate primarily short-term capital gains, which when distributed to shareholders are taxable as ordinary income. Dividends declared and payable to shareholders of record in October, November or December will be taxed to shareholders as if received on December 31 if they are paid in January of the following year.

Distributions of investment income reported by a Fund as derived from “qualified dividend income” are taxable to you at the reduced rates applicable to long-term capital gain, provided that both you and the Fund meet certain holding period and other requirements. The Funds do not expect a significant portion of distributions to be derived from qualified dividend income.

A 3.8% Medicare contribution tax is imposed on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes dividends paid by a Fund, including any capital gain dividends, and any net gains recognized on the sale, redemption or exchange of shares of a Fund.

From time to time, a distribution from a Fund could constitute a return of capital, which is not taxable to you so long as the amount of the distribution does not exceed your tax basis in your Fund shares. A return of capital reduces your tax basis in your Fund shares, with any amounts exceeding such basis generally taxable as capital gain.

Fund distributions are taxable to you even if they are paid from income or gains earned by the Fund prior to your investment and thus were included in the price you paid for your shares. For example, if you purchase shares on or just before the record date of a Fund distribution, you will pay full price for the shares and could receive a portion of your investment back as a taxable distribution.

Investments through tax-qualified retirement plans and other tax-advantaged accounts are generally not subject to current U.S. federal income tax. You should consult your tax adviser to determine the suitability of a Fund as an investment through your retirement plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the Fund) from such a plan.

Any gain or loss that results from the redemption of your Fund shares will be treated generally as capital gain or loss for U.S. federal income tax purposes, which will be long-term or short-term depending on how long you have held your shares.

A Fund’s investments in foreign securities, if any, may be subject to withholding or other taxes. In that case, a Fund’s return on those securities generally will be reduced.  However, if more than 50% of the value of a Fund’s assets at the close of a taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to permit you to claim a credit or deduction on your income tax returns for your pro rata portion of qualified foreign income taxes that it paid in respect of foreign securities that it has held for at least the minimum period specified in the Code. If this election is made, you will be required to include your pro rata share of those taxes in gross income and you generally will be allowed to claim an offsetting foreign tax credit (or a deduction, if you itemize deductions and so choose) for such amounts on your federal U.S. income tax return, subject to certain limitations. If a Fund does not meet the 50% test described above, shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes incurred by the Fund. However, even if a Fund qualifies to make such election for any year, it may determine not to do so.

In addition, certain of the Funds’ investments, including certain derivative instruments, foreign securities or foreign currencies could affect the amount, timing and character of distributions you receive and could cause a Fund to recognize taxable income in excess of the cash generated by such investments (which may require the Fund to liquidate other investments in order to make required distributions). Such investments are likely to produce a difference between a Fund’s book income and the sum of its taxable income and net tax-exempt income (if any). If such a difference arises, and the Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company.

Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any shareholder who (i) fails to properly furnish a Fund with a correct taxpayer identification number, (ii) has under-reported dividend or interest income, or (iii) fails to certify to a Fund that he, she or it is not subject to such withholding.

Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require the Funds to obtain information sufficient to identify the status of each of their shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, a Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays. The IRS and the Department of Treasury have issued proposed regulations providing that these withholding rules will not apply to the gross proceeds of share redemptions or capital gain dividends a Fund pays.

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

This summary is for general information only and is not intended to be, nor should it be, construed as legal or tax advice to any current or prospective holder of the Funds’ shares. The Funds’ shareholders are urged to consult their own tax advisers to determine the specific federal tax consequences of purchasing, holding, and disposing of shares of the Funds, as well as the effects of state, local, foreign, and other tax law and any proposed tax law changes.]

NOTICES - HOUSEHOLDING & UNCLAIMED PROPERTY

To keep the Funds’ costs as low as possible, each Fund delivers a single copy of most financial reports and prospectuses to shareholders who share an address, even if the accounts are registered under different names. This process, known as “householding,” does not apply to account statements. You may, of course, request an individual copy of a prospectus or financial report at any time. If you would like to receive separate mailings, please call the Transfer Agent at 1-800-343-8959 and the Fund will begin individual delivery within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact them directly to request individual delivery.

It is important that the Funds maintain a correct address for each investor. An incorrect address may cause an investor’s account statements and other mailings to be returned to the Funds. Based upon statutory requirements for returned mail, the Funds will attempt to locate the investor or rightful owner of the account. If the Funds are unable to locate the investor, then they will determine whether the investor’s account can legally be considered abandoned. Mutual fund accounts may be transferred to the state government of an investor’s state of residence if no activity occurs within the account during the “inactivity period” specified in the applicable state’s abandoned property laws, which varies by state. The Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The investor’s last known address of record determines which state has jurisdiction. Please proactively contact the Transfer Agent toll-free at 1-800-343-8959 at least annually to ensure your account remains in active status. Investors who are residents of the state of Texas may designate a representative to receive legislatively required unclaimed property due diligence notifications. Please contact the Fund to complete a Texas Designation of Representative form.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past five years, or, if shorter, the period of a Fund’s or share class’ operations. Certain information reflects financial results for a single Fund share. Investor Class shares are subject to a 0.25% 12b-1 fee whereas Institutional Class shares are not subject to a 12b-1 fee. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information has been audited by [  ] , whose report, along with each Fund’s financial statements, are included in the Fund’s Annual Report, which is available upon request.

[TO BE FILED BY AMENDMENT]

APPENDIX A

This Supplement sets forth historical performance information for the Class N shares of the Dunham Monthly Distribution Fund (“DNMDX”), shares of a mutual fund advised by Dunham & Associates. DNMDX was sub-advised by Westchester Capital Management LLC (WCM) from March 2009 through March 31, 2017. The portfolio managers for WCM Alternatives: Event-Driven Fund (for purposes of this appendix, the “Fund”) were the only portfolio managers primarily responsible for the day-to-day management of DNMDX for the periods shown below. The Fund’s investment objective, investment strategies and policies, and investment restrictions are substantially similar to those of DNMDX when WCM was sub-adviser. The DNMDX performance data is provided to illustrate the past performance of WCM in advising a substantially similar account and does not represent the performance of the Fund. The information in this Supplement should not be considered a prediction of the future performance of the Fund. The Fund was formed on January 2, 2014 and has a limited performance record of its own.

AVERAGE ANNUAL TOTAL RETURNS OF DNMDX FOR THE PERIODS ENDED MARCH 31, 2017 (except as otherwise indicated)

	1 Year	3 Years	5 Years	Since 03/01/09
DNMDX	4.88%	1.59%	3.28%	5.60%

MONTHLY PERFORMANCE

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2017	0.65%	1.22%	-0.35%	-	-	-	-	-	-	-	-	-	1.52%*
2016	-2.22%	0.41%	2.95%	-0.57%	1.53%	-0.93%	0.77%	0.80%	0.24%	0.29%	0.88%	0.87%	4.42%
2015	-0.36%	2.49%	-0.37%	0.30%	0.69%	-2.16%	-0.60%	-2.21%	-2.11%	2.32%	-0.39%	-0.43%	-2.94%
2014	-0.26%	1.54%	0.43%	0.84%	1.51%	0.94%	-0.67%	1.27%	-1.63%	-0.95%	0.59%	0.04%	3.65%
2013	0.61%	0.14%	1.51%	0.97%	-0.45%	-1.23%	0.88%	-0.62%	1.01%	1.14%	0.38%	0.59%	4.99%
2012	2.23%	1.95%	0.54%	0.33%	-1.64%	0.93%	1.06%	1.60%	0.31%	-0.34%	0.78%	1.87%	9.98%
2011	0.65%	0.70%	0.81%	1.08%	0.14%	-0.26%	-1.23%	-2.22%	-2.77%	3.31%	-0.43%	0.50%	0.14%
2010	-0.07%	1.29%	0.79%	-0.24%	-1.02%	1.72%	3.02%	0.49%	1.61%	0.52%	-0.30%	1.70%	9.86%
2009	-	-	5.42%	2.60%	0.84%	0.45%	1.37%	-	-	0.69%	1.03%	1.09%	9.28%*

* Not annualized.

The performance results portrayed herein reflect the reinvestment of all interest, dividends and distributions. Past performance is no guarantee of future results. The performance figures shown above for DNMDX are net of all fees and expenses applicable to investments in DNMDX. Neither the shares of DNMDX, nor the shares of the Fund, are subject to front-end or deferred sales charges. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. DNMDX’s performance prior to March 2009 does not reflect DNMDX’s current strategy or objective, but rather that of a predecessor fund. On March 2, 2009, DNMDX’s objective and principal investment strategy were changed and WCM commenced sub-advising the fund pursuant to an event driven strategy. DNMDX’s principal investment strategy was materially changed to its current strategy on April 1, 2017 when WCM stopped acting as the sub-adviser.

WCM is no longer the sub-adviser of DNMDX as of April 1, 2017.

THE MERGER FUND®

WCM ALTERNATIVES: EVENT-DRIVEN FUND

WCM ALTERNATIVES: CREDIT EVENT FUND

PROSPECTUS

[  ], 2021

For investors who want more information about the Funds, the following documents are available upon request:

Annual/Semi-Annual Reports: Additional information about each Fund’s investments is available in the Funds’ Annual and Semi-Annual Reports to shareholders. In the Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

Statement of Additional Information: The Funds’ SAI provides more detailed information about the Funds and is incorporated by reference into this Prospectus.

The Funds’ Annual Report, Semi-Annual Report and SAI are available, without charge, upon request by contacting the Funds’ Transfer Agent, U.S. Bancorp Fund Services, LLC, at P.O. Box 701, Milwaukee, WI 53201-0701 or by calling 1-800-343-8959. Shareholder inquiries can also be directed to U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701. Correspondence sent by overnight courier should be directed to U.S. Bancorp Fund Services, LLC, Third Floor, 615 East Michigan Street, Milwaukee, WI 53202. Copies also can be obtained for free from the SEC’s website at www.sec.gov and the Funds’ website at www.westchestercapitalfunds.com.

The Merger Fund Investment Company Act File No. 811-03445

WCM Alternatives: Event-Driven Fund Investment Company Act File No. 811-22818

WCM Alternatives: Credit Event Fund Investment Company Act File No. 811-22818

THE MERGER FUND®

Investor Class Shares	(MERFX)
Institutional Class Shares	(MERIX)

WCM Alternatives: Event-Driven Fund

Investor Class Shares	(WCERX)
Institutional Class Shares	(WCEIX)

WCM Alternatives: Credit Event Fund

Investor Class Shares	(WCFIX)
Institutional Class Shares	(WCFRX)

100 Summit Lake Drive
Valhalla, New York 10595

The Merger Fund is a no-load, open-end, diversified investment company which seeks capital growth by engaging in merger arbitrage.

WCM Alternatives: Event-Driven Fund is a no-load, open-end, diversified investment company which seeks to provide attractive risk-adjusted returns with low relative volatility in virtually all market environments. Risk-adjusted return is a concept that considers not only an investment’s return, but also the amount of potential risk involved in producing that return.

WCM Alternatives: Credit Event Fund is a no-load, open-end, non-diversified investment company which seeks to provide attractive risk-adjusted returns independent of market cycles.

STATEMENT OF ADDITIONAL INFORMATION [ ], 2021

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the combined prospectus of The Merger Fund, WCM Alternatives: Event-Driven Fund, and WCM Alternatives: Credit Event Fund dated [  ], 2021, copies of which may be obtained without charge by contacting the Funds’ transfer agent, U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, (“Transfer Agent”), at P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or by calling 1-800-343-8959.

Each Fund’s financial statements, including the notes thereto and the report of the Funds’ independent registered public accounting firm thereon, are incorporated by reference into this SAI from the Funds’ Annual Report dated December 31, 2020, a copy of which may be obtained without charge by contacting the Funds’ Transfer Agent at P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or by calling 1-800-343-8959.

TABLE OF CONTENTS

INVESTMENT OBJECTIVES, POLICIES, AND RISKS	[ ]
Appraisal Rights	[ ]
Bank Capital Securities and Bank Obligations	[ ]
Below Investment Grade Securities	[ ]
Borrowing	[ ]
Collateralized Mortgage Obligations	[ ]
Corporate Debt Securities	[ ]
Commercial Paper	[ ]
Convertible Securities	[ ]
Cyber Security Risk	[ ]
Derivatives	[ ]
Equity Securities	[ ]
Investments in Debt Obligations	[ ]
Investments in New Issues	[ ]
Market Risk	[ ]
Master Limited Partnerships (“MLPs”)	[ ]
Merger-Arbitrage	[ ]
Non-U.S. Investment Risk	[ ]
Other Investment Companies	[ ]
Securities Loans	[ ]
Short Sales	[ ]
Preferred Stocks	[ ]
Repurchase Agreements	[ ]
Special Purpose Acquisition Companies	[ ]
Temporary Defensive Positions	[ ]
Variable and Floating Rate Debt Instruments	[ ]
Variable Rate Master Notes	[ ]
Warrants and Rights	[ ]
Other Risks	[ ]
INVESTMENT RESTRICTIONS	[ ]
Portfolio Holdings	[ ]
INVESTMENT ADVISER	[ ]
Investment Adviser and Advisory Contract	[ ]
Notice	[ ]
DISTRIBUTOR AND OTHER SERVICE PROVIDERS	[ ]
MANAGEMENT	[ ]
Trustees and Officers	[ ]
LEADERSHIP STRUCTURE AND THE BOARD OF TRUSTEES	[ ]
RISK OVERSIGHT	[ ]
Standing Committees	[ ]
Remuneration	[ ]
Codes of Ethics	[ ]
Proxy and Corporate-Action Voting Policies and Procedures	[ ]
SERVICES AND INVESTMENT PLANS	[ ]
IRA Plans	[ ]
Other Retirement Plans	[ ]
Systematic Withdrawal Plan	[ ]
USA PATRIOT ACT	[ ]
NET ASSET VALUE	[ ]
ADDITIONAL INFORMATION ABOUT REDEMPTIONS	[ ]

CONVERSION OF SHARES BETWEEN CLASSES	[ ]
TAXATION	[ ]
U.S. Federal Income Taxation—in General	[ ]
Federal Income Taxation of Shareholders	[ ]
Taxation of the Fund’s Investments	[ ]
Other Taxation	[ ]
Tax-Exempt Shareholders	[ ]
Foreign Shareholders	[ ]
Tax Shelter Reporting Regulations	[ ]
Shareholder Reporting Obligations With Respect to Foreign Bank and Financial Accounts	[ ]
Other Reporting and Withholding Requirements	[ ]
Capital Loss Carryforward	[ ]
ORGANIZATION AND CAPITALIZATION	[ ]
General	[ ]
Control Persons and Principal Shareholders	[ ]
Management Ownership	[ ]
Shareholder and Trustee Liability	[ ]
PORTFOLIO MANAGERS	[ ]
ALLOCATION OF PORTFOLIO BROKERAGE	[ ]
PORTFOLIO TURNOVER	[ ]
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	[ ]
CUSTODIAN, TRANSFER AGENT, DIVIDEND-PAYING AGENT, ACCOUNTING SERVICES AGENT AND ADMINISTRATOR	[ ]
COUNSEL	[ ]
EXPERTS	[ ]
FINANCIAL STATEMENTS	[ ]
APPENDIX A	[ ]

INVESTMENT OBJECTIVES, POLICIES, AND RISKS

(See “PRINCIPAL INVESTMENT POLICIES” and “PRINCIPAL RISKS” in the Funds’ combined prospectus.)

The Merger Fund is a no-load, open-end, diversified, registered management investment company which seeks to achieve capital growth by engaging in merger arbitrage.  The Merger Fund’s investment objective to achieve capital growth by engaging in merger arbitrage is a fundamental policy, which may not be changed without shareholder approval. Except as otherwise stated, The Merger Fund’s other investment policies are not fundamental and may be changed without obtaining approval by The Merger Fund’s shareholders.  WCM Alternatives: Event-Driven Fund is a no-load, open-end, diversified, registered management investment company which seeks to provide attractive risk-adjusted returns with low relative volatility in virtually all market environments.  WCM Alternatives: Credit Event Fund (together with The Merger Fund and WCM Alternatives: Event-Driven Fund, each a “Fund”, and, collectively, the “Funds”) is a no-load, open-end, non-diversified, registered management investment company which seeks to provide attractive risk-adjusted returns independent of market cycles.  Risk-adjusted return is a concept that considers not only an investment’s return, but also the amount of potential risk involved in producing that return.  There can be no assurance that a Fund will achieve its investment objective.  The Funds’ investment adviser is Westchester Capital Management, LLC, 100 Summit Lake Drive, Valhalla, New York 10595 (the “Adviser” or “WCM”).

Trading to seek short-term capital appreciation can be expected to cause a Fund’s portfolio turnover rate to be substantially higher than that of the average equity-oriented investment company and, as a result, may involve increased brokerage commission costs which will be borne directly by a Fund and ultimately by its investors.  See “Allocation of Portfolio Brokerage” and “Portfolio Turnover.” Certain investments of a Fund may, under certain circumstances, be subject to rapid and sizable losses, and there are additional risks associated with each Fund’s overall investment strategy, which may be considered speculative.

WCM Alternatives: Event-Driven Fund primarily employs investment strategies designed to capture price movements generated by specific events, including, but not limited to, securities of companies involved in mergers, acquisitions, asset sales or other divestitures, restructurings, refinancings, recapitalizations, reorganizations or other special situations (referred to as “event-driven opportunities”). Among the investment strategies the Adviser may use on behalf of the Fund are merger-arbitrage strategy, special situations strategy (including capital structure arbitrage and convertible arbitrage), investments in distressed securities and restructurings and option income strategies. In pursuing a Fund’s investment objective and strategies, the Fund may invest in the instruments described elsewhere in this SAI. A Fund may not utilize all of the instruments or investment techniques described.

WCM Alternatives: Credit Event Fund invests principally in fixed income and other investments related to catalyst-driven opportunities, such as capital structure arbitrage, mergers and acquisitions, spin-offs, credit restructurings, IPOs of debt, re-financings, debt maturities, asset monetizations, and other restructurings.  The Fund may also invest in securities of late-stage distressed issuers, issuers involved in pre- and post-bankruptcy proceedings and similar investment opportunities.  The Fund seeks to make investments that the Adviser believes will appreciate in value or be re-paid early due to, among other things, completed transactions, debt restructurings, re-capitalizations, debt retirement, and restructurings. In making investment decisions, the Adviser may also consider the income that can be earned on an investment until the time a catalyst-driven opportunity is expected to be realized. Among the investment strategies the Adviser may use on behalf of the Fund are special situations strategy (including capital structure arbitrage and convertible arbitrage), investments in distressed securities and restructurings, options strategies, and merger arbitrage strategies.

In addition to the principal investment strategies and the principal risks of the Funds described in the Funds’ combined prospectus, each Fund may employ other investment practices and may be subject to additional risks, including those that are described below in alphabetical order. Because the following is a combined description of investment strategies and risks for all three Funds, certain strategies and/or risks described below may not apply to a particular Fund.

Appraisal Rights

Appraisal rights are statutory rights that allow shareholders to demand that the value of their shares that would otherwise be subject to divesture be determined by a judicial proceeding or independent valuator. Mergers and corporate reorganizations are subject to appraisal rights in many states. In the context of a merger or corporate reorganization, appraisal rights provide dissenting shareholders with a mechanism to seek to prevent acquiring corporations from paying less than the target company is worth to shareholders. If a dissenting shareholder commences an appraisal action and successfully persuades the court or independent valuator that either fair value was not paid for the target company’s shares or the price paid was not determined on an arm’s length basis, the dissenting shareholder can be awarded more consideration for its shares by the court or independent valuator than was paid pursuant to the applicable transaction. If a majority of shareholders approve a given transaction, the exercise of appraisal rights by a dissenting shareholder will not necessarily prevent the transaction from taking place as approved; however, if enough shareholders dissented and the court or independent valuator found that a transaction’s terms were unfair, a transaction that a majority of shareholders had already approved could be prevented.

Appraisal actions involve substantial legal risk. In certain jurisdictions, a limited amount of judicial precedent on appraisal actions may increase the risk that the Adviser’s assessment of the value of an appraisal action proves incorrect. Similarly, cases with a precedential effect may be decided during the course of an appraisal action being pursued by a Fund and that new precedent may substantially change the likelihood of a successful outcome or diminish the prospects for a significant recovery for the Fund in the pursuit of its appraisal action. All of these factors may make it difficult for the Adviser to predict accurately the outcome of any particular appraisal action. Appraisal actions can be expensive and may require prolonged periods to pursue, litigate and/or resolve, and even when resolved, may not be resolved to the satisfaction of the shareholder or shareholders who commenced the action. There can be no assurance that any such actions will be successful and a dissenting shareholder may receive less value for its shares than the value received by non-dissenting shareholders.

During the pendency of an appraisal action, market quotations or pricing service coverage for the appraisal action may be unavailable.  In that case, a Fund would need to fair value the appraisal action in accordance with its pricing procedures.  Such fair valuations may involve substantial uncertainty, judgment, estimates and assumptions because there may be little or no reliable market data or other relevant information available to a Fund regarding the value of the appraisal action, all of which increases the risk that the Fund’s fair valuation may not reflect the value of the appraisal action.  There can be no assurance that a valuation used for an appraisal action by the Fund will reflect either the value obtained by the Fund in a sale of its appraisal rights during the pendency of an appraisal action or the value the Fund ultimately obtains as a result of pursuing its appraisal rights, even in the event the Fund obtains a favorable outcome in the appraisal action.

Bank Capital Securities and Bank Obligations

A Fund may invest in bank capital securities of both non-U.S. (foreign) and U.S. issuers. Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. There are three common types of bank capital: Lower Tier II, Upper Tier II and Tier I. Upper Tier II securities are commonly thought of as hybrids of debt and preferred stock. Upper Tier II securities are often perpetual (with no maturity date), callable and have a cumulative interest deferral feature. This means that under certain conditions, the issuer bank can withhold payment of interest until a later date. However, such deferred interest payments generally earn interest. Tier I securities often take the form of trust preferred securities.

A Fund may also invest in other bank obligations including, without limitation, certificates of deposit, bankers’ acceptances and fixed time deposits. Certificates of deposit are negotiable certificates that are issued against funds deposited in a commercial bank for a definite period of time and that earn a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are generally no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is generally no market for such deposits. A Fund may also hold funds on deposit with its custodian bank in an interest-bearing account.

Below Investment Grade Securities

A Fund may invest in debt securities rated below investment grade (that is, rated below Baa3/P-2 by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB-/A-2 by Standard & Poor’s (“S&P”) for a particular security/commercial paper, or securities unrated by Moody’s or S&P that are determined by the Adviser to be of comparable quality to securities so rated) at the time of purchase, including securities in default or in the lowest rating categories and comparable unrated securities (“Below Investment Grade Securities”) (commonly referred to as “junk bonds”). Many issuers of high yield debt are highly leveraged, and their relatively high debt-to-equity ratios create increased risks that their operations might not generate sufficient cash flow to service their debt obligations. In addition, many issuers of high yield debt may be (i) in poor financial condition, (ii) experiencing poor operating results, (iii) having substantial capital needs or negative net worth, or (iv) facing special competitive or product obsolescence problems, and may include companies involved in bankruptcy or other reorganizations or liquidation proceedings. Compared to higher quality fixed income securities, Below Investment Grade Securities offer the potential for higher investment returns but subject holders to greater credit and market risk. The ability of an issuer of Below Investment Grade Securities to meet principal and interest payments is considered speculative. A Fund’s investments in Below Investment Grade Securities are more dependent on the Adviser’s own credit analysis than its investments in higher quality bonds. Certain of these securities may not be publicly traded, and therefore it may be difficult to obtain information as to the true condition of the issuers. The market for Below Investment Grade Securities may be more severely affected than other financial markets by economic recession or substantial interest rate increases, changing public perceptions, or legislation that limits the ability of certain categories of financial institutions to invest in Below Investment Grade Securities. In addition, the market may be less liquid for Below Investment Grade Securities than for other types of securities. Reduced liquidity can affect the values of Below Investment Grade Securities, make their valuation and sale more difficult, and result in greater volatility. Because Below Investment Grade Securities are difficult to value and are more likely to be fair valued, particularly during erratic markets, the values realized on their sale may differ from the values at which they are carried on the books of a Fund. Some Below Investment Grade Securities in which a Fund invests may be in poor standing or in default.

Securities in the lowest investment-grade category (BBB or Baa) also have some speculative characteristics. See “Appendix A – Description of Moody’s and S&P’s Securities Ratings” for more information on securities ratings.

Borrowing

A Fund may borrow from banks, on a secured or unsecured basis at fixed or variable interest rates, to increase its portfolio holdings of securities and employ leverage or for other purposes.  When borrowing money, a Fund must follow specific guidelines under the Investment Company Act of 1940 (the “1940 Act”), which allow the Fund to borrow an amount equal to as much as 33 1/3% of the value of its gross assets.  When a Fund increases its investment positions by borrowing, the possibilities for profit and the risk of loss will also be increased.  The interest, financing or other costs which a Fund must pay on borrowed money or other forms of leverage, together with any additional fees or requirements, are additional costs which will reduce the Fund’s returns.  Unless profits and income on securities acquired with leverage exceed the costs of the leverage, the use of leverage will diminish the investment performance of a Fund compared with what it would have been without leverage.  Fluctuations in the market value of a Fund’s portfolio when leveraged can therefore have a disproportionately large effect in relation to the capital of the Fund.

Collateralized Mortgage Obligations

A collateralized mortgage obligation (“CMO”) is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal are paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are generally collateralized by portfolios of mortgage pass-through securities guaranteed by Government National Mortgage Association (“GNMA”) or Federal Home Loan Mortgage Corporation (“FHLMC”), also known as Freddie Mac, and their income streams.

CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Actual maturity and average life will depend upon the pre-payment experience of the collateral. In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including pre-payments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made to any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently.

CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

As CMOs have evolved, some classes of CMO bonds have become more common. For example, a Fund may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass through structure that includes PAC securities must also have support tranches—known as support bonds, companion bonds or non-PAC bonds—which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. A Fund may invest in various tranches of CMO bonds, including support bonds.

Corporate Debt Securities

A Fund may invest in a variety of bonds and related debt obligations of varying maturities issued by U.S. and non-U.S. corporations, banks and other business entities. Bonds include bills, notes, debentures, money market instruments and similar instruments and securities, and are generally used by corporations and other issuers to borrow money from investors for such purposes as working capital or capital expenditures. The issuer pays the investor a variable or fixed rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are “perpetual” in that they have no maturity date.

A Fund’s investments in bonds are often subject to a number of risks described in the combined prospectus and/or elaborated upon elsewhere in this section of the SAI, including credit risk, lower-rated securities risk, interest rate risk, foreign investing risk, liquidity risk, small and medium capitalization risk and management risk.

Commercial Paper

Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. A Fund may invest in commercial paper of any credit quality consistent with the Fund’s investment objective and policies, including unrated commercial paper for which the Adviser has made a credit quality assessment. See Appendix A for a description of the ratings assigned by Moody’s and S&P to commercial paper. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Convertible Securities

A convertible security is a bond, debenture, note, preferred stock, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt or preferred securities, as applicable. A Fund may invest in synthetic convertible debt securities (i.e., instruments created through a combination of separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”)).

Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. In addition, convertible securities are often lower-rated securities.

Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and as such is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer.

If the convertible security’s “conversion value,” which is the market value of the underlying common stock that would be obtained upon the conversion of the convertible security, is substantially below the “investment value,” which is the value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield), the price of the convertible security is governed principally by its investment value. If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.

A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objective.

Cyber Security Risk

With the increased use of technologies, such as the Internet, and the dependence on computer systems to perform necessary business functions, the Funds and their service providers are susceptible to operational and information security risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites. Cyber security failures or breaches of a Fund’s third party service provider (including, but not limited to, the administrator and transfer agent) or the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. In addition, substantial costs may be incurred in attempting to prevent any cyber incidents in the future. A Fund and its shareholders could be negatively impacted as a result. The Funds’ service providers may have adopted business continuity plans and systems designed to prevent such cyber attacks.  However, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Funds cannot control the cyber security plans and systems put in place by issuers in which a Fund invests.

Derivatives

A Fund may invest in derivatives, which are financial contracts whose values depend on, or are derived from, the value of underlying assets, reference rates or indices. Derivatives involve the risk that changes in their values may not occur as expected relative to the values of the assets, rates, or indices on which they are based because, for example, they are not perfect substitutes for the reference asset.  Derivatives include futures, non-U.S. currency contracts, swap contracts, reverse repurchase agreements and other over-the-counter (“OTC”) contracts. Derivatives may relate to securities, interest rates, currencies or currency exchange rates, inflation rates, commodities and indices.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. In particular, a Fund’s use of OTC derivatives exposes it to the risk that the counterparties will be unable or unwilling to make timely settlement payments or otherwise honor their obligations. An OTC derivatives contract typically can be closed only with the consent of the other party to the contract. If the counterparty defaults, a Fund will still have contractual remedies but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than a Fund, and if it does, the Fund may decide not to pursue its claims against the counterparty to avoid incurring the cost and unpredictability of legal proceedings. A Fund, therefore, may be unable to obtain payments the Adviser believes are owed to it under OTC derivatives contracts, or those payments may be delayed or made only after a Fund has incurred the costs of litigation.

A Fund may engage in certain transactions that require it to post margin or collateral to a broker, prime broker, futures commission merchant, exchange, clearing house, or other third party. If an entity holding a Fund’s margin or collateral becomes bankrupt or insolvent or otherwise fails to perform its obligations to a Fund due to financial difficulties, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through such entity and/or incur a loss of all or part of its collateral or margin deposits with such entity. In addition, if a Fund fails to take possession of any collateral or margin that it is entitled to from a broker, prime broker, futures commission merchant, exchange, clearing house, or other third party, the Fund will be subject to the credit risk of the entity holding the Fund’s margin or collateral.

In addition, a Fund may invest in derivatives that (i) do not require the counterparty to post collateral (e.g., non-U.S. currency forwards), (ii) require collateral but that do not provide for the Fund’s security interest in it to be perfected, (iii) require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or (iv) do not require that collateral be regularly marked-to-market. When a counterparty’s obligations are not fully secured by collateral, a Fund runs the risk of having limited recourse if the counterparty defaults. Even when obligations are required by contract to be collateralized, a Fund often will not receive the collateral the day the collateral is called.

A Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. In addition, during those periods, a Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives in which it has invested.

Derivatives also present other risks, including market risk, liquidity risk, currency risk, credit risk and counterparty risk. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used may not produce valuations that are consistent with the values a Fund realizes when it closes or sells an OTC derivative. Valuation risk is more pronounced when a Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of a Fund’s net asset value per share (“NAV”).

A Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of a Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Adviser may decide not to use derivatives to hedge or otherwise reduce a Fund’s risk exposures, potentially resulting in losses for a Fund.

Swap contracts and other OTC derivatives are highly susceptible to liquidity risk and counterparty risk, and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself.

There is the possibility that derivative strategies will not be used or that ineffective implementation of derivative strategies or unusual market conditions could result in significant losses to a Fund. The risk may be more pronounced when outstanding notional amounts in the market exceed the amounts of the referenced assets. Also, suitable derivatives may not be available in all circumstances and there can be no assurance that a Fund will be able to identify or employ a desirable derivatives transaction at any time or from time or time, or that any such transactions will be successful. In addition, the Adviser may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for a Fund.

A Fund’s use of derivatives may affect the amount, timing and/or character of distributions payable to, and thus taxes payable by, shareholders. See “Taxation” below.

The U.S. government enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The regulation of derivatives in the U.S., the European Union, and other jurisdictions is a rapidly changing area of law and is subject to modification by government and judicial action. There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in a Fund or the ability of a Fund to continue to implement its investment strategies.

Transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared. Additional types of derivatives may be required to be centrally cleared in the future. In a transaction involving those swaps (“cleared derivatives”), a Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Fund is not a member of a clearing house and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members.  In cleared derivatives transactions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through its account at a clearing member. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In many ways, cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements. For example, a Fund may be required to provide more margin for cleared derivatives positions than for bilateral derivatives positions. Also, in contrast to a bilateral derivatives transaction, following a period of notice to a Fund, a clearing member generally can require termination of an existing cleared derivatives transaction at any time or an increase in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions or to terminate those transactions at any time. Any increase in margin requirements or termination of existing cleared derivatives transactions by the clearing member or the clearing house could interfere with the ability of a Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose a Fund to greater credit risk to its clearing member because margin for cleared derivatives transactions in excess of a clearing house’s margin requirements typically is held by the clearing member. Also, a Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that the Adviser expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf.  In those cases, the position might have to be terminated, and a Fund could lose some or all of the benefit of the position, including loss of an increase in the value of the position and/or loss of hedging protection.  In addition, the documentation governing the relationship between a Fund and a clearing member is drafted by the clearing member and generally is less favorable to a Fund than typical bilateral derivatives documentation.  For example, documentation relating to cleared derivatives generally includes a one-way indemnity by a Fund in favor of the clearing member for losses the clearing member incurs as the Fund’s clearing member and typically does not provide the Fund any remedies if the clearing member defaults or becomes insolvent. While futures contracts entail similar risks, the risks likely are more pronounced for cleared swaps due to their more limited liquidity and market history.

Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility.  A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform.  While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for the Funds.  For example, swap execution facilities typically charge fees, and if a Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well.  Also, a Fund may indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility.

 U.S. regulators, the European Union and certain other jurisdictions have adopted minimum margin and capital requirements for uncleared derivatives transactions.  Such requirements could increase the amount of margin a Fund needs to provide in connection with uncleared OTC derivatives transactions and, therefore, make such transactions more expensive.

New requirements may also result in increased uncertainty about counterparty credit risk, and they may also limit the flexibility of a Fund to protect its interests in the event of an insolvency of a derivatives counterparty.  In the event of a counterparty’s (or its affiliate’s) insolvency, a Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization of collateral, could be stayed or eliminated under new special resolution regimes adopted in the United States, the European Union and various other jurisdictions.  Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty and may prohibit a Fund from exercising termination rights based on the financial institution’s insolvency.  In particular, with respect to counterparties who are subject to such proceedings in the European Union, the liabilities of such counterparties to a fund could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”).

These and other new rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund or limiting liquidity or increasing transaction costs. Certain aspects of these regulations are still being implemented, so their potential impact on the Funds and the financial system are not yet known. While the regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that the clearing mechanisms imposed under the regulations will achieve that result, and in the meantime, as noted above, central clearing and related requirements expose the Fund to new kinds of risks and costs.

The Funds may use options and futures for various purposes, including for investment purposes and as a means to hedge other investments. The use of options contracts, futures contracts, and options on futures contracts involves risk. Thus, while a Fund may benefit from the use of options, futures, and options on futures, unanticipated changes in securities prices, currency exchange rates, or other underlying assets or reference rates may adversely affect the Fund’s performance.  Options transactions involve special risks.  Because option premiums are influenced by market conditions and developments affecting the underlying security, the price movements of the option and the security may be less closely correlated than expected, in which case it may not be possible for a Fund to close out an option position prior to expiration at a favorable price.  The lack of a liquid secondary market may also make it difficult to effect closing option transactions.  In addition, option activities of a Fund may increase its portfolio turnover rate and the amount of brokerage commissions paid by the Fund.

 Options on Securities and Indexes

A Fund may purchase and sell put and call options on securities or indexes in standardized contracts traded on domestic or other securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of debt obligations from a dealer.

An option on a security (or an index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

If an option written by a Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium the Fund received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires.

A Fund may sell (“write”) put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, a Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index and the time remaining until the expiration date.

 A significant portion of the capital gains realized by a Fund as a result of an options strategy may be treated as short-term capital gain for U.S. federal income tax purposes, taxable to shareholders as ordinary income when distributed to them.  See “Taxation” below.

The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

A Fund may write straddles (covered or uncovered) consisting of a combination of a call and a put written on the same underlying security.

Risks Associated with Options on Securities and Indexes

There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve the intended result. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful because of market behavior or unexpected events.

During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security or index, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund were unable to close out a call option that it had written on a security held in its portfolio, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a call option on an individual security held in its portfolio, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security or index position covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, a Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by a Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the values of the Fund’s securities during the period the option was outstanding.

Dealer (Over-The-Counter) Options

A Fund may engage in transactions involving dealer options. Certain risks are specific to dealer options. While a Fund would look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while dealer options have none. Consequently, a Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when a Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. While a Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. In the event of insolvency of the contra party, a Fund may be unable to liquidate a dealer option. With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to the Fund. This requirement may impair the Fund’s ability to sell portfolio securities or currencies at a time when such sale might be advantageous.

Risks of Over-the-Counter Option Transactions

As part of its investment strategies, a Fund may engage in transactions involving options and futures contracts which are traded over-the-counter (“OTC contracts”). OTC contracts differ from exchange-traded contracts in important respects. OTC contracts are transacted directly with broker-dealers, and the performance of these contracts is not typically supported beyond the credit of the counterparty.

Because OTC contracts are transacted directly with broker-dealers, there is a risk of non-performance by the broker-dealer as a result of the insolvency of such broker-dealer or otherwise, in which case a Fund may experience a loss. An OTC contract may only be terminated voluntarily by entering into a closing transaction with the broker-dealer with whom the Fund originally dealt. Any such cancellation, if agreed to, may require a Fund to pay a premium to that broker-dealer. There is no assurance that a broker-dealer will voluntarily agree to terminate a transaction. There is also no assurance that a Fund will be able to liquidate an OTC contract at any time prior to expiration. A Fund may also be required to treat as illiquid over-the-counter options purchased and securities being used to cover certain written over-the-counter options.

 OTC options are subject to the risk that the counterparty will not fulfill its obligations under the contract. In the event of insolvency of the counterparty, a Fund may be unable to liquidate a dealer option. With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to the Fund.

Risk Factors in Options Transactions

There are various risks associated with transactions in exchange-traded and OTC options. The values of options written by a Fund will be affected by many factors, including changes in the values of underlying securities or indices, changes in the dividend rates of underlying securities (or in the case of indices, the securities comprising such indices), changes in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities, and the remaining time to an option’s expiration. The value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid. In addition, since an American style option allows the holder to exercise its rights any time prior to expiration of the option, the writer of an American style option has no control over the time when it may be required to fulfill its obligations as a writer of the option. This risk is not present when writing a European style option since the holder may only exercise the option on its expiration date.

A Fund’s ability to use options as part of its investment program depends on the liquidity of the markets in those instruments. In addition, there can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. As the writer of a call option on a portfolio security, during the option’s life, a Fund foregoes the opportunity to profit from increases in the market value of the security underlying the call option above the sum of the premium and the strike price of the call, but retains the risk of loss (net of premiums received) should the price of the underlying security decline. Similarly, as the writer of a call option on a securities index, a Fund foregoes the opportunity to profit from increases in the index over the strike price of the option, though it retains the risk of loss (net of premiums received) should the price of the Fund’s portfolio securities decline. If a Fund writes a call option and does not hold the underlying security or instrument, the amount of the Fund’s potential loss is theoretically unlimited.

An exchange-traded option may be closed out by means of an offsetting transaction only on a national securities exchange (“Exchange”), which provides a secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, a Fund might not be able to effect an offsetting closing transaction for a particular option. Reasons for the absence of a liquid secondary market on an Exchange include the following: (i) insufficient trading interest in some options; (ii) restrictions by an Exchange on opening or closing transactions, or both; (iii) trading halts, suspensions, or other restrictions on particular classes or series of options or underlying securities; (iv) unusual or unforeseen interruptions in normal operations on an Exchange; (v) inability to handle current trading volume; or (vi) discontinuance of options trading (or trading in a particular class or series of options) (although outstanding options on an Exchange that were issued by the Options Clearing Corporation should continue to be exercisable in accordance with their terms). In addition, the hours of trading for options on an Exchange may not conform to the hours during which the securities held by a Fund are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that may not be reflected in the options markets.

 The Exchanges generally have established limits on the maximum number of options an investor or group of investors acting in concert may write. The Funds, the Adviser, and other clients of the Adviser may constitute such a group. These limits could restrict a Fund’s ability to purchase or sell options on a particular security.

An OTC option may be closed out only with the counterparty, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the option with the counterparty; however, the exposure to counterparty risk may differ. No guarantee exists that a Fund will be able to effect a closing purchase or a closing sale with respect to a specific option at any particular time.

Uncovered Option Transactions

A Fund may sell uncovered, or “naked,” options. When a Fund sells an uncovered call option, it does not simultaneously have a long position in the underlying security. When a Fund sells an uncovered put option, it may not simultaneously have a short position in the underlying security. A Fund may sell uncovered call options as an alternative to selling short shares. A Fund may sell uncovered put options as an alternative to buying shares.

The risks associated with selling uncovered call options I include some of those associated with selling short shares. Likewise, the risks associated with selling uncovered put options include risks associated with buying long shares.

Futures Contracts and Options on Future Contracts

A Fund may invest in futures contracts and options thereon ("futures options"), including with respect to equity securities, indexes, or other instruments or assets, as well as purchase put and call options on such futures contracts. A Fund may incur commission expenses when it opens or closes a futures position.

A futures contract is an agreement to buy or sell a reference asset (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery of the reference asset) at a specified price and time. A futures contract on an index (an "Index Future") is an agreement in which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, physical delivery of these securities is generally not made. A public market exists in futures contracts covering a number of indexes as well as financial instruments, including, without limitation: the S&P 500; the S&P Midcap 400; the Nikkei 225; the New York Stock Exchange (“NYSE”) composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future.

A Fund may close open positions on the futures exchanges on which Index Futures are traded at any time up to and including the expiration day. All positions which remain open at the close of the last business day of the contract's life are required to settle on the next business day (based upon the value of the relevant index on the expiration day), with settlement made with the appropriate clearing house. Because the specific procedures for trading foreign stock Index Futures on futures exchanges are still under development, additional or different margin requirements as well as settlement procedures may be applicable to foreign stock Index Futures at the time a Fund purchases such instruments. Positions in Index Futures may be closed out by a Fund only on the futures exchanges upon which the Index Futures are then traded.

A Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

A Fund may enter into futures contracts and futures options that are standardized and traded on a U.S. or other exchange, board of trade, or similar entity, or quoted on an automated quotation system, and a Fund may also enter into OTC options on futures contracts.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its futures commission merchant a specified amount of assets. The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified by the exchange or the futures commission merchant during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract and is returned to a Fund upon termination of the contract, assuming all contractual obligations have been satisfied. A Fund expects to earn taxable interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the exchange of the amount one would owe the other if the futures contract expired. In computing daily NAV, a Fund will mark to market its open futures positions.

A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by a Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, index or other asset, in many cases these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security, index or other asset, and delivery month). If an offsetting purchase price is less than the original sale price, a Fund will realize a capital gain, or if it is more, the Fund will realize a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund will realize a capital gain, or if it is less, the Fund will realize a capital loss. The transaction costs must also be included in these calculations.  For information regarding the U.S. federal income tax treatment of such capital gains and losses, see “Taxation” below.

Foreign Futures and Options

Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association (“NFA”) nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, customers who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the Commodity Futures Trading Commission’s (“CFTC”) regulations and the rules of the NFA and any domestic exchange, including the right to use reparations proceedings before the

Securities and Exchange Commission (the “SEC”) and arbitration proceedings provided by the NFA or any domestic futures exchange. In particular, funds received from a Fund for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time a Fund’s order is placed and the time it is liquidated, offset or exercised.

Risks Associated with Futures and Futures Options

There are several risks associated with the use of futures contracts and futures options, including as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objective. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Additional Risks of Options on Securities and Indexes, Futures Contracts, Options on Futures Contracts and Forward Currency Exchange Contracts and Options Thereon

Options on securities and indexes, futures contracts, options on futures contracts and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. Some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The values of positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes. A Fund's use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) than if the Fund had not used such instruments.

Swap Contracts

A Fund may use swap contracts (or “swaps”) or other derivatives positioning for the same or similar purposes as options and futures.  A Fund may directly or indirectly use various different types of swaps, such as swaps on securities and securities indices, total return swaps, interest rate swaps, currency swaps, credit default swaps, variance swaps, inflation swaps, and other types of available swap agreements. Swap contracts are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to a number of years. The risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Notional amounts of swap transactions are not subject to any limitations, and swap contracts may expose a Fund to unlimited risk of loss. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

Swap contracts may be individually negotiated and structured to provide exposure to a variety of different types of investments or market factors. Swap contracts may be entered into for hedging or non-hedging purposes and therefore may increase or decrease a Fund’s exposure to the underlying instrument, rate, asset or index. Swaps can take many different forms and are known by a variety of names. The Funds are not limited to any particular form or variety of swap agreement if the Adviser determines it is consistent with the Fund’s investment objective and policies.

A Fund may enter into swaps on securities, baskets of securities or securities indices. For example, the parties to a swap contract may agree to exchange returns calculated on a notional amount of a security, basket of securities, or securities index (e.g., S&P 500 Index).

A Fund may use total return swaps, which typically involve commitments to pay amounts computed in the same manner as interest in exchange for a market-linked return, both based on notional amounts. A Fund may use such swaps to gain investment exposure to the underlying security or securities where direct ownership is either not legally possible or is economically unattractive. To the extent the total return of the security, basket of securities, or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty, respectively.

In addition, a Fund may enter into an interest rate swap in order to protect against declines in the values of fixed income securities held by the Fund. In such an instance, a Fund may agree with a counterparty to pay a fixed rate (multiplied by a notional amount) and the counterparty may pay a floating rate multiplied by the same notional amount to the Fund.  If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would be entitled to receive payments under the swap that would offset, in whole or in part, such diminution in value. A Fund may also enter into swaps to modify its exposure to particular currencies using currency swaps. For instance, the Fund may enter into a currency swap between the U.S. dollar and the Japanese Yen in order to increase or decrease its exposure to each such currency.

A Fund may use inflation swaps, which involve commitments to pay a regular stream of inflation indexed cash payments in exchange for receiving a stream of nominal interest payments (or vice versa), where both payment streams are based on a notional amount. The nominal interest payments may be based on either a fixed interest rate or variable interest rate, such as the London Interbank Offered Rate (“LIBOR”). Inflation swaps may be used to hedge the inflation risk in nominal bonds (i.e., non-inflation indexed bonds), thereby creating synthetic inflation indexed bonds, or combined with U.S. Treasury futures contracts to create synthetic inflation indexed bonds issued by the U.S. Treasury.

A Fund may use variance swap agreements, which involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount paid by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would receive a payment when the realized price variance of the underlying asset is greater than the strike price and would make a payment when that variance is less than the strike price. A payer of the realized price variance would make a payment when the realized price variance of the underlying asset is greater than the strike price and would receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Equity Swap Contracts

A Fund may enter into both long and short equity swap contracts with qualified broker-dealer counterparties. A long equity swap contract entitles the Fund to receive from the counterparty any appreciation and dividends paid on an individual security or index, while obligating the Fund to pay the counterparty any depreciation on the security or index as well as interest on the notional amount of the contract. A short equity swap contract obligates the Fund to pay the counterparty any appreciation and dividends paid on an individual security or index, while entitling the Fund to receive from the counterparty any depreciation on the security or index as well as interest on the notional value of the contract.

A Fund may also enter into equity swap contracts whose value is determined by the spread between a long equity position and a short equity position. This type of swap contract obligates the Fund to pay the counterparty an amount tied to any increase in the spread between the two securities over the term of the contract. The Fund is also obligated to pay the counterparty any dividends paid on the short equity holding as well as any net financing costs. This type of swap contract entitles a Fund to receive from the counterparty any gains based on a decrease in the spread as well as any dividends paid on the long equity holding and any net interest income.

Fluctuations in the value of an open contract are recorded daily as a net unrealized gain or loss. A Fund will realize gain or loss upon termination or reset of the contract. Either party, under certain conditions, may terminate the contract prior to the contract’s expiration date.

Credit risk may arise as a result of the failure of the counterparty to comply with the terms of the contract. The Funds consider the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Additionally, risk may arise from unanticipated movements in interest rates or in the values of the underlying securities.

Credit Default Swap Contracts

A Fund may enter into credit default swap contracts with qualified broker-dealer counterparties. In a credit default swap, one party typically makes an upfront payment and a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a referenced entity on its obligation or other credit-related event. For example, in purchasing a credit default swap, a Fund may pay a premium in return for the right to put specified bonds or loans to the counterparty, such as a U.S. or foreign issuer or basket of such issuers, upon issuer default (or similar events) at their par (or other agreed-upon) value. Rather than exchange the bonds for the par value, a single cash payment may be due from the protection seller representing the difference between the par value of the bonds and the current market value of the bonds (which may be determined through an auction). A Fund, as the purchaser in a credit default swap, bears the risk that the investment might expire worthless. It also would be subject to counterparty risk — the risk that the counterparty may fail to satisfy its payment obligations to a Fund in the event of a default (or similar event). In addition, as a purchaser in a credit default swap, a Fund’s investment would only generate income in the event of an actual default (or similar event) by the issuer of the underlying obligation.

A Fund also may use credit default swaps for investment purposes by selling a credit default swap, in which case the Fund will receive a premium from its counterparty in return for the Fund’s taking on the obligation to pay the difference between the par (or other agreed-upon) value of a referenced debt obligation, and the market value of such referenced debt obligation, to the counterparty upon issuer default (or similar events). As the seller in a credit default swap, the Fund effectively adds economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. If no event of default (or similar event) occurs, the Fund would keep the premium received from the counterparty and would have no payment obligations. For credit default swap agreements on asset-backed securities, an event of default may be triggered by various events, which may include an issuer’s failure to pay interest or principal, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, an event of default may be triggered by such events as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium or restructuring.

A Fund may use the swaps for any investment purpose, including as part of a merger-arbitrage or event-driven strategy involving pending corporate reorganizations. A Fund may also purchase credit protection on a referenced entity’s obligations.  When a Fund uses credit default swaps to obtain synthetic long exposure to a fixed income security such as a debt instrument or index of debt instruments, the Fund is exposed to the risk that it will be required to pay the full notional value of the swap contract in the event of a default.  Credit default swap contracts involve, to varying degrees, elements of market risk and exposure to loss. Other risks associated with the use of credit default swap agreements include the risk of imperfect correlation between movements in the notional amount and the price of the underlying securities and the inability or unwillingness of counterparties to meet their obligations.  Where a Fund is the purchaser of default protection under the credit default swap, the Fund bears the risk of loss of the amount expected to be received under a swap contract in the event of default or bankruptcy of the swap contract counterparty.

Equity Securities

A Fund may invest in equity securities. Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and include common and preferred stock. Common stocks represent an equity or ownership interest in an issuer. Preferred stock represents an equity or ownership interest in an issuer that typically pays dividends at a specified rate and that has priority over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take priority over holders of preferred stock, whose claims take priority over the claims of those who own common stock.

While offering greater potential for long-term growth, equity securities generally are more volatile and riskier than some other forms of investment, particularly debt securities. Therefore, the value of an investment in a Fund may at times decrease instead of increase. A Fund’s investments may include securities traded over-the-counter as well as those traded on a securities exchange. Some securities, particularly over-the-counter securities, may be more difficult to sell under some market conditions.

The market price of common stocks and other equity securities may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented in those markets, or the issuer itself. The values of equity securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Investments in Debt Obligations

A Fund may invest in corporate bonds debentures, notes and other similar instruments and evidences of indebtedness (collectively “Debt Securities”) issued by companies, including those involved in publicly announced mergers, takeovers and other corporate reorganizations, including reorganizations undertaken pursuant to Chapter 11 of the U.S. Bankruptcy Code. Some or all of these Debt Securities may carry non-investment-grade credit ratings. See “Below Investment Grade Securities” above.

The price of a Debt Security depends, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due. The price of a Debt Security is likely to fall if an issuer or borrower defaults on its obligation to pay principal or interest, if the instrument’s credit rating is downgraded by a credit rating agency, or based on other changes in the financial condition of the issuer or borrower. The price of a Debt Security changes in response to interest rate changes. Interest rates change in response to the supply and demand for credit, government monetary policy and action, inflation rates, and other factors. In general, the price of a debt security falls when interest rates rise and rises when interest rates fall. Interest rate risk is generally greater for instruments with longer maturities, or that do not pay current interest. In addition, short-term and long-term interest rates, and interest rates in different countries, do not necessarily move in the same direction or by the same amount. A Debt Security’s reaction to interest rate changes depends on the timing of its interest and principal payments and the current interest rate for each of those time periods. Debt Securities with floating interest rates may be less sensitive to interest rate changes. The price of a Debt Security trading at a negative interest rate responds to interest rate changes like other Debt Securities; however, a Debt Security trading at a negative interest rate is generally expected to produce a negative return if held to maturity.

Debt Securities include fixed and floating rate securities of any maturity. Fixed rate securities pay a specified rate of interest or dividends. Floating rate securities pay a rate that is adjusted periodically by reference to a specified index or market rate. Because interest rates vary, the future income of a Fund that invests in floating rate fixed income securities cannot be predicted with certainty. Indexed bonds are a type of fixed income security whose principal value and/or interest rate is adjusted periodically according to a specified instrument, index, or other statistic (e.g., another security, inflation index, currency, or commodity). To the extent a Fund invests in indexed securities, the future income of the Fund also will be affected by changes in those securities’ indices over time (e.g., changes in inflation rates, currency rates, or commodity prices). Because zero coupon securities do not make interest payments, they are considered more volatile than bonds making periodic payments. When interest rates rise, the value of zero coupon securities fall more sharply than the value of interest paying bonds. However, zero coupon securities rise more rapidly in value when interest rates drop.

The market values of convertible Debt Securities will also be affected to a greater or lesser degree by changes in the price of the underlying equity securities. The market values of Debt Securities issued by companies involved in pending corporate mergers and takeovers may be determined in large part by the status of the transaction and its eventual outcome, especially if the Debt Securities are subject to change-of-control provisions that entitle the holder to be paid par value or some other specified dollar amount upon completion of the merger or takeover.

A Fund may invest in Debt Securities because the Adviser determines that the Debt Securities offer an attractive yield or because of the Adviser’s credit outlook for or assessment of the issuer of the obligation, including when the Adviser believes the market has underestimated the credit quality or attractiveness of a particular issuer or debt obligation. The Adviser’s judgment may be incorrect and each Fund is subject to the risk of losses due to the Adviser’s determinations regarding a particular debt obligation or issuer.

A Fund may invest in Debt Securities of financially distressed companies and companies undergoing or expected to undergo bankruptcy or other insolvency proceedings.  A Fund may invest in corporate bonds, privately held loans and other securities or obligations of companies that are highly leveraged, are experiencing financial difficulties or have filed for bankruptcy.  Because such issuers are likely to be in a distressed financial condition, repayment of distressed or defaulted securities (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring or in bankruptcy or insolvency proceedings) is subject to significant uncertainties. Insolvency laws and practices in foreign jurisdictions are different than those in the U.S. and the effect of these laws and practices may be less favorable and predictable than in the U.S. Investments in defaulted securities and obligations of distressed issuers may be illiquid and are considered highly speculative.

Investments in New Issues

A Fund is permitted to invest in securities that are offered in initial public offerings (also referred to as “new issue” securities). New issue securities have no trading history, and there may be less public information about the companies. In addition, the prices of new issue securities may be highly volatile or may decline shortly after the initial public offering. New issues may also be subject to varying patterns of trading volume and may, at times, be difficult to sell. When an initial public offering is brought to the market, availability may be limited and a Fund may not be able to buy any shares at the offering price.

Market Risk

Various market risks can affect the price or liquidity of an issuer’s securities in which the Fund may invest. Returns from the securities in which the Fund invests may underperform returns from the various general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets. Adverse events occurring with respect to an issuer’s performance or financial position can depress the value of the issuer’s securities. The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that security. Other market risks that can affect value include a market’s current attitudes about types of securities, market reactions to political or economic events, including litigation, and tax and regulatory effects (including lack of adequate regulations for a market or particular type of instrument).

Securities markets may, in response to governmental actions or intervention, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Securities may be difficult to value during such periods. These risks may be heightened for fixed income securities due to the current historically low interest rate environment.
 The United States and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. For example, in recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates, such as by purchasing bonds. Steps by those regulators, including, for example, steps to curtail or taper such activities, could have a material adverse effect on prices for the Fund’s portfolio of investments and on the management of the Fund. The withdrawal of support, failure of efforts in response to a financial crisis, or investor perception that those efforts are not succeeding could negatively affect financial markets generally as well as the values and liquidity of certain securities. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the securities in which the Fund invests or the issuers of such securities in ways that are unforeseeable. Legislation or regulation also may change the way in which the Fund or the Adviser are regulated and could affect pending mergers or other events in which the Funds have established investment positions. Such legislation, regulation, or other government action could limit or preclude the Fund’s ability to achieve its investment objective and affect the Fund’s performance.

Political, social or financial instability, civil unrest, epidemics and pandemics, and acts of terrorism are other potential risks that could adversely affect an investment in a security or in markets or issuers generally. In addition, political developments in foreign countries or the United States may at times subject such countries to sanctions from the U.S. government, foreign governments and/or international institutions that could negatively affect the Fund’s investments in issuers located in, doing business in or with assets in such countries. A Fund may continue to accept new subscriptions and to make additional investments in instruments in accordance with the Fund’s principal investment strategies to strive to meet the Fund’s investment objectives under all types of market conditions, including unfavorable market conditions.

An outbreak of respiratory disease caused by a novel coronavirus designated as COVID-19 emerged in late 2019 and spread internationally. The transmission of COVID-19 and efforts to contain its spread have resulted in, among other things, border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, event cancellations and restrictions, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, and prolonged quarantines, as well as general concern and uncertainty. These impacts also have caused, and may continue to contribute to, significant market volatility, exchange trading suspensions and closures, and declines in global financial markets, which have caused losses for investors.    The COVID-19 pandemic and its effects may be short term or may last for an extended period of time, and in either case could result in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn or recession. Health crises caused by the outbreak of COVID-19 (or similar outbreaks of infectious disease) and governmental responses thereto may exacerbate other pre-existing political, social, economic, market and financial risks.  The impact of the COVID-19 outbreak, and other epidemics and pandemics that may arise in the future, could negatively affect the global economy, the economies of individual countries, and the financial performance of individual companies, sectors, industries, asset classes, and markets in significant and unforeseen ways.  Any such impact could adversely affect the value and liquidity of a Fund’s investments, limit severely the Fund’s investment opportunity set, impair a Fund’s ability to satisfy redemption requests, and negatively impact a Fund’s performance. In addition, the outbreak of COVID-19 or similar infectious diseases, and measures taken to mitigate their effects, could result in disruptions to the services provided to the Funds by its service providers, leading to operational delays and failures and additional investment losses. Issues arising out of or related to this recent health crisis and governmental and business responses thereto may cause one or more events in which the Funds have invested to fail to close or occur as expected by the Adviser, leading to a Fund experiencing investment losses.

Master Limited Partnerships (“MLPs”)

A Fund may invest in MLPs. MLPs are “publicly traded partnerships” that qualify to be treated as partnerships for U.S. federal income tax purposes and typically are principally engaged in one or more aspects of the exploration, production, processing, transmission, marketing, storage or delivery of energy-related commodities, such as natural gas, natural gas liquids, coal, crude oil or refined petroleum products (collectively, the energy industry). A Fund’s MLP investments include investments that offer economic exposure to public MLPs in the form of common or subordinated units issued by MLPs, securities of entities holding primarily general partner or managing member interests in MLPs, debt securities of MLPs, and securities that are derivatives of interests in MLPs, including I-Shares, and derivative instruments in which a Fund may invest that have economic characteristics of MLP securities.

Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners (like a Fund when it invests in an MLP) are not involved in the day-to-day management of the partnership. A Fund also may invest in companies who serve (or whose affiliates serve) as the general partner of an MLP. These investments may not be taxed as partnerships for U.S. federal income tax purposes. Conflicts of interest may exist among unit holders, subordinated unit holders and the general partner of an MLP, including those arising from incentive distribution payments. General partners typically have limited fiduciary duties to an MLP, which could allow a general partner to favor its own interests over the MLP’s interests. Additionally, general partners of MLPs often have limited call rights that may require unit holders to sell their common units at an undesirable time or price.

Holders of MLP securities have limited control and voting rights on matters affecting the partnership. Holders of securities issued by a MLP are exposed to a remote possibility of liability for all of the obligations of that MLP in the event that a court determines that the rights of the holders of MLP securities to vote to remove or replace the general partner of that MLP, to approve amendments to that MLP’s partnership agreement, or to take other action under the partnership agreement of that MLP would constitute “control” of the business of that MLP, or a court or governmental agency determines that the MLP is conducting business in a state without complying with the partnership statute of that state. Holders of MLP securities are also exposed to the risk that they will be required to repay amounts to the MLP that are wrongfully distributed to them.

Investments in MLP securities also present special tax risks. For example, if an MLP were to fail to meet the requirements for treatment as a partnership, it would be treated as a corporation for U.S. federal income tax purposes. In that case, the MLP would be obligated to pay U.S. federal income tax (in addition to any state and local taxes it is required to pay) at the entity level on its taxable income and distributions received by a Fund would be taxable to the Fund as ordinary income to the extent of the MLP’s current and accumulated earnings and profits. The classification of an MLP as a corporation for U.S. federal income tax purposes could have the effect of reducing the amount of cash available for distribution by the MLP and the value of a Fund’s investment in any such MLP. As a result, the value of a Fund’s shares and the cash available for distribution to Fund shareholders could be materially reduced.  Also, a Fund’s investments in MLP securities can be limited by the Fund’s intention to qualify as a regulated investment company that is accorded special tax treatment.  For more information, see “Taxation” below.

Merger-Arbitrage

Although a variety of strategies may be employed depending upon the nature of the reorganizations selected for investment, the simplest form of merger-arbitrage activity involves purchasing the shares of an announced acquisition target at a discount to their expected value upon completion of the acquisition.  The size of this discount, known as the arbitrage “spread,” may represent a Fund’s potential profit on such an investment.  The size of this spread is dependent on a large number of factors, including the status of the negotiations between the two companies (for example, spreads typically narrow as the parties advance from an agreement in principle to a definitive agreement), the complexity of the transaction, the number of regulatory approvals required, the likelihood of government intervention on antitrust or other grounds, the type of consideration to be received and the possibility of competing offers for the target company.  The expected gain on an individual arbitrage investment is normally considerably smaller than the possible loss should the transaction be unexpectedly terminated. The expected timing of each transaction is also important since the length of time that a Fund’s capital must be committed to any given reorganization will affect the rate of return realized by the Fund, and delays can substantially reduce such returns.

Mark-to-market losses on merger-arbitrage positions can occur intra-month even if a particular deal is not breaking-up and such losses may or may not be recouped upon successful consummation of such deal. Further, the consummation of mergers, tender offers and exchange offers can be prevented or delayed by a variety of factors, including: (i) regulatory and antitrust restrictions; (ii) political motivations; (iii) industry weakness; (iv) stock specific events; (v) failed financings; and (vi) general market declines. If a Fund does not hedge against market fluctuations, the Fund may incur losses even if the proposed transaction is consummated.

Merger-arbitrage strategies also depend for success on the overall volume of merger activity, which has historically been cyclical in nature. During periods when merger activity is low, it may be difficult or impossible to identify opportunities for profit or to identify a sufficient number of such opportunities to provide diversification among potential merger transactions.  This may be due to, among other things, a number of merger-arbitrage advisers and other investors investing in a limited number of potential deals.  Also, when market interest rates are relatively low, the spreads on merger-arbitrage positions may be relatively small (i.e., narrow) as well.

Non-U.S. Investment Risk

General. Investment in non-U.S. issuers or securities principally traded outside the United States may involve special risks due to foreign economic, political, and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation, nationalization or confiscatory taxation of assets, and possible difficulty in obtaining and enforcing judgments against foreign entities. A Fund may be subject to foreign taxes on (i) net proceeds it receives, capital gains it realizes or dividends or interest it receives on non-U.S. securities, (ii) transactions in those securities, and (iii) the repatriation of proceeds generated from the sale of those securities. Transaction-based charges are generally calculated as a percentage of the transaction amount and are paid upon the sale or transfer of portfolio securities subject to such taxes. Any taxes or other charges paid or incurred by a Fund in respect of its foreign securities will reduce its yield. See “Taxation” below for more information about these and other special tax considerations applicable to investments in securities of foreign issuers and securities principally traded outside the United States.

In addition, the tax laws of some foreign jurisdictions in which a Fund may invest are unclear and interpretations of such laws can change over time, including on a retroactive basis in which case a Fund and/or its shareholders, as applicable, could potentially incur foreign taxes on a retroactive basis. Moreover, in order to comply with guidance related to the accounting and disclosure of uncertain tax positions under U.S. generally accepted accounting principles (“GAAP”), a Fund may be required to accrue for book purposes certain foreign taxes in respect of its foreign securities or other foreign investments that it may or may not ultimately pay. Such tax accruals will reduce a Fund’s NAV at the time accrued, even though, in some cases, the Fund ultimately will not pay the related tax liabilities.

Issuers of foreign securities are subject to different, often less comprehensive, accounting, custody, reporting, and disclosure requirements than U.S. issuers. The securities of some foreign governments, companies, and securities markets are less liquid, and at times more volatile, than comparable U.S. securities and securities markets. Foreign brokerage commissions and related fees also are generally higher than in the United States. A Fund also may be affected by different custody and/or settlement practices or delayed settlements in some foreign markets. The laws of some foreign countries may limit a Fund’s ability to invest in securities of certain issuers located in those countries. Foreign countries may have reporting requirements with respect to the ownership of securities, and those reporting requirements may be subject to interpretation or change without prior notice to investors.   There can be no assurance that a Fund will satisfy applicable foreign reporting requirements at all times.  Failure to satisfy those reporting requirements may increase a Fund’s costs and prevent the Fund from executing its investment strategy.

Political, social or financial instability, civil unrest and acts of terrorism are other potential risks that could adversely affect an investment in a foreign security or in foreign markets or issuers generally. In addition, economic or other sanctions imposed on a foreign country or issuer by the U.S., or on the U.S. by a foreign country, could impair a Fund’s ability to buy, sell, hold, receive, deliver, or otherwise transact in certain securities. Sanctions could also affect the value and/or liquidity of a foreign security. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the U.S. Securities and Exchange Commission, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited.

Emerging Markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging markets are generally smaller, less developed, less liquid, and more volatile than the securities markets of the United States and developed foreign countries, and disclosure and regulatory standards in many respects are less stringent. In addition, the securities markets of emerging markets are typically subject to a lower level of monitoring and regulation. Government enforcement of existing securities regulations is limited, and any such enforcement may be arbitrary and the results may be difficult to predict. In addition, reporting requirements of emerging markets with respect to the ownership of securities are more likely to be subject to interpretation or changes without prior notice to investors than more developed countries.  There can be no assurance that a Fund will satisfy applicable foreign reporting requirements at all times.  Failure to satisfy those reporting requirements may increase a Fund’s costs and prevent the Fund from executing its investment strategy.

Many emerging markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on such countries’ economies and securities markets.

Economies of emerging markets generally are heavily dependent on international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. Economies of emerging markets also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. The economies of emerging markets may be predominantly based on only a few industries or dependent on revenues from particular commodities. In many cases, governments of emerging markets continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the capacity of creditors in those countries to make payments on their debt obligations, regardless of their financial condition.

Custodial services are often more expensive and other investment-related costs may be higher in emerging markets than in developed countries, which could reduce a Fund’s income from investments in securities or debt instruments of emerging country issuers.

Emerging markets are more likely than developed countries to experience political uncertainty and instability, including the risk of war, terrorism, nationalization, limitations on the removal of funds or other assets, or diplomatic developments that affect U.S. investments in these countries. No assurance can be given that adverse political changes will not cause a Fund to suffer a loss of any or all of its investments (or, in the case of fixed-income securities, interest) in emerging markets.

Other Investment Companies

A Fund may invest in securities of open- or closed-end investment companies, including exchange-traded funds (“ETFs”), to the extent that such investments are consistent with each Fund’s investment objective and policies and permissible under the 1940 Act.

A Fund may invest in other investment companies to gain broad market or sector exposure or to earn a return on uninvested assets, including during periods when it has large amounts of uninvested cash.

 As a shareholder in an investment company, a Fund will bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested.

Securities Loans

A Fund may make loans of its portfolio securities, on either a short-term or long-term basis, thereby realizing additional income. The principal risks in lending portfolio securities, as with other extensions of credit, include the possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. If a borrower defaults, the value of the collateral may decline before the Fund can dispose of it.  As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that the collateral provided for loans be marked to market by collateral consisting of cash or short-term debt obligations at least equal to the value of the securities on loan,. The borrower is also obligated to pay to the Fund an amount equal to any dividends or interest received on securities lent. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower (less any fees or expenses shared with the Fund’s securities lending agent), though it is also subject to all of the risk of loss on the investment of collateral.

Although voting rights, or rights to consent, with respect to the loaned securities may pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice. However, because the Fund must recall securities on loan prior to the relevant record date to be entitled to vote on matters submitted to shareholders, there can be no assurance that the Fund will recall securities in a timely manner or that the borrower of the securities will return a loaned security in a timely manner after its recall by the Fund.  As a result, securities loans may result in the Fund being unable to exercise voting rights on certain matters, including on proposed mergers, acquisitions, or other events to which the Fund has significant investment exposure.  The Fund also may call such loaned securities in order to sell the securities. The Fund will bear the fees and other expenses incurred in connection with arranging loans of its portfolio securities.

U.S. Bancorp Asset Management (“USBAM”) acts as the securities lending agent for each Fund. As securities lending agent, USBAM will seek to locate borrowers for Fund securities, monitor daily the value of the loaned securities and collateral, call for additional collateral as necessary, negotiate loan terms, provide certain limited recordkeeping and account servicing and arrange for return of loaned securities to the Fund at loan termination.

Short Sales

A Fund may seek to hedge investments or realize additional gains through short sales. A Fund may make short sales “against the box,” meaning the Fund may make short sales where the Fund owns, or has the right to acquire at no added cost, securities or currencies identical to those sold short.  Once the Fund closes out its short position by delivering the securities or currencies sold short, it will receive the proceeds of the sale. A Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

A Fund will incur a loss as a result of a short sale if the price of the security or index or currency increases between the date of the short sale and the date on which the Fund replaces the borrowed security or currency. A Fund will realize a gain if the price of the security or currency declines between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest a Fund may be required to pay in connection with a short sale. A Fund may also take short positions in securities through various derivative products. These derivative products will typically expose a Fund to economic risks similar to those associated with shorting securities directly.

There can be no assurance that the short positions that a Fund holds will act as an effective hedge against its long positions. Any decrease in negative correlation or increase in positive correlation between the positions the Adviser anticipated would be offsetting (such as short and long positions in securities or currencies held by a Fund) and could result in significant losses for the Fund.

When a Fund makes a short sale, the broker/dealer or other counterparty through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. A Fund is required to make a margin deposit in connection with such short sales; a Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.  Any gain will be decreased, and any loss increased, by the transaction costs described above. A Fund may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

Preferred Stocks

Preferred stocks include convertible and non-convertible preferred and preference stocks that are senior to common stock. Preferred stocks are equity securities that are senior to common stock with respect to the right to receive dividends and a fixed share of the proceeds resulting from the issuer’s liquidation. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of the issuer’s common stock, and thus represent an ownership interest in the issuer. Depending on the features of the particular security, holders of preferred stock may bear risks similar to those of equity and/or fixed income securities.

 Investment in preferred stocks involves certain risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions. If a Fund owns a preferred stock that is deferring its distribution, it may be required to report income for tax purposes despite the fact that it is not receiving current income on this position. Preferred stocks often are subject to legal provisions that allow for redemption in the event of certain tax or legal changes or at the issuer’s call. In the event of redemption, a Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred stocks are subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt securities. Preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities, such as common stocks, corporate debt securities, and U.S. government securities.

Fixed Rate Preferred Stocks

Some fixed rate preferred stocks in which a Fund may invest, known as perpetual preferred stocks, offer a fixed return with no maturity date. Because they never mature, perpetual preferred stocks act like long-term bonds and can be more volatile than other types of preferred stocks that have a maturity date and may have heightened sensitivity to changes in interest rates. A Fund may also invest in sinking fund preferred stocks. These preferred stocks also offer a fixed return, but have a maturity date and are retired or redeemed on a predetermined schedule. The shorter duration of sinking fund preferred stocks makes them perform somewhat like intermediate-term bonds and they typically have lower yields than perpetual preferred stocks.

Repurchase Agreements

A Fund may enter into repurchase agreements. A repurchase agreement is a contract under which the Fund acquires a security (usually an obligation of the government in the jurisdiction where the transaction is initiated or in whose currency the agreement is denominated or, a security backed by the full faith and credit of the U.S. government, such as a U.S. Treasury bill, bond or note) for a relatively short period (usually less than a week) for cash and subject to the commitment of the seller to repurchase the security for an agreed-upon price on a specified date. The repurchase price exceeds the acquisition price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Repurchase agreements afford a Fund the opportunity to earn a return on temporarily available cash, although the Fund bears the risk of a seller’s failure to meet its obligation to pay the repurchase price when it is required to do so. Such a default may subject a Fund to expenses, delays, and risks of loss including: (i) possible declines in the value of the underlying security while a Fund seeks to enforce its rights thereto, (ii) possible reduced levels of income and lack of access to income during this period, and (iii) the inability to enforce its rights and the expenses involved in attempted enforcement. Entering into repurchase agreements entails certain risks, which include the risk that the counterparty to the repurchase agreement may not be able to fulfill its obligations, as discussed above, that the parties may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected.

Special Purpose Acquisition Companies

A Fund may invest in stock, warrants, and other securities of special purpose acquisition companies or similar special purpose entities that pool funds to seek potential acquisition opportunities (“SPACs”). Unless and until an acquisition meeting the SPAC’s requirements is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market securities and cash; if an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders. Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.

Temporary Defensive Positions

Each Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies to seek to respond to adverse market, economic or other conditions.  In taking such positions, a Fund may temporarily invest a substantial portion of its assets in cash and cash equivalents, including money market instruments.  Money market instruments include, but are not limited to: obligations of the U.S. government or its agencies or instrumentalities; Treasury bills and other short-term obligations of the U.S. government, its agencies or instrumentalities; commercial paper rated A-1 by Standard & Poor’s or Prime-1 by Moody’s. In the case where commercial paper has received different ratings from different rating services, such commercial paper is acceptable so long as at least one rating is in the highest categories of the nationally recognized rating organizations described above; and repurchase agreements. However, the Adviser may choose not to use these strategies for a variety of reasons, even in very volatile market conditions.  These strategies may cause a Fund to miss out on investment opportunities, and may prevent the Fund from achieving its investment objective.

Variable and Floating Rate Debt Instruments

A Fund may invest in floating rate debt instruments, including senior loans. Floating rate debt instruments are instruments that pay interest at rates that adjust whenever a specified interest rate changes, float at a fixed margin above a generally recognized base lending rate and/or reset or are redetermined (e.g., pursuant to an auction) on specified dates (such as the last day of a month or calendar quarter). These floating rate debt instruments may include, in addition to senior loans, instruments such as catastrophe and other event-linked bonds, bank capital securities, unsecured bank loans, corporate bonds, money market instruments and certain types of mortgage-backed and other asset-backed securities. Due to their floating rate features, these instruments will generally pay higher levels of income in a rising interest rate environment and lower levels of income as interest rates decline. For the same reason, the market value of a floating rate debt instrument is generally expected to have less sensitivity to fluctuations in market interest rates than a fixed rate debt instrument, although the value of a floating rate instrument may nonetheless decline as interest rates rise and due to other factors, such as changes in credit quality. Loans may not be considered “securities” for certain purposes under the federal securities laws, and a Fund that purchases a loan may not be entitled to rely on anti-fraud and other protections under the federal securities laws.

A Fund also may invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

Variable Rate Master Notes

A Fund may invest in fixed time deposits, whether or not subject to withdrawal penalties.  The commercial paper obligations which a Fund may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a “Master Note”) permit a Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the Fund as lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. A Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between a Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them.

Warrants and Rights

Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a stated price. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of options. Unlike most options, however, warrants and rights are issued in specific amounts, and warrants generally have longer terms than options. Warrants and rights may be illiquid. In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such time, or in such quantities, as the Fund would otherwise wish.

Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

Other Risks

Certain portfolio management techniques, such as, among other things, using reverse repurchase agreements or dollar rolls, purchasing securities on a when-issued or delayed delivery basis, entering into swap agreements, futures contracts or other derivative transactions, or engaging in short sales, may be considered senior securities unless steps are taken to segregate a Fund’s assets or otherwise cover its obligations. To avoid having these instruments considered senior securities, a Fund intends to segregate liquid assets with a value equal (on a daily mark-to-market basis) to its obligations under these types of transactions, enter into offsetting transactions or otherwise cover such transactions. A Fund may be unable to use such segregated assets for certain other purposes, which could result in the Fund earning a lower return on its portfolio than it might otherwise earn if it did not segregate those assets to cover such positions. To the extent a Fund’s assets are segregated or committed as cover, it could limit the Fund’s investment flexibility. Segregating assets and covering positions will not limit or offset losses. The SEC has finalized rules that will replace the existing guidance that relates to the segregation of assets in respect of these transactions. For additional information, please see the sub-section entitled “Derivatives Risk” in the section “Principal Risks” in each Fund’s prospectus.

INVESTMENT RESTRICTIONS

The following investment restrictions have been adopted by the specified Fund as fundamental policies and may be changed only by the affirmative vote of a majority of the outstanding shares of the relevant Fund.  As used in this SAI and in the Funds’ combined prospectus, the term “majority of the outstanding shares of the Fund” means the vote of the lesser of (a) 67% or more of a Fund’s shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the Fund’s outstanding shares.

The Merger Fund’s investment restrictions provide that:

(1)           The Fund may not issue senior securities, except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, loans, mortgages, or pledges, (b) entering into options, futures contracts, forward contracts, repurchase transactions or reverse repurchase transactions, or (c) making short sales of securities, in each case to the extent permitted by the 1940 Act, and any rule or order thereunder, or Securities and Exchange Commission (“SEC”) staff interpretation thereof.

(2)           The Fund may not borrow money except that it may borrow:  (a) from banks to purchase or carry securities or other investments, (b) from banks for temporary or emergency purposes, (c) by entering into reverse repurchase agreements, or (d) by entering into equity swap contracts if, immediately after any such borrowing, the value of the Fund’s assets, including all borrowings then outstanding less its liabilities, is equal to at least 300% of the aggregate amount of borrowings then outstanding (for the purpose of determining the 300% asset coverage, the Fund’s liabilities will not include amounts borrowed), in each case to the extent permitted by the 1940 Act, and any rule or order thereunder, or Securities and Exchange Commission staff interpretation thereof.  Any such borrowings may be secured or unsecured.

(3)           The Fund may not underwrite or participate in the marketing of securities issued by other persons except to the extent that the Fund may be deemed to be an underwriter under federal securities laws in connection with the disposition of portfolio securities.

(4)           The Fund may not purchase any securities that would cause more than 25% of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to the securities of other investment companies, investments in obligations issued or guaranteed by the United States Government, its agencies or instrumentalities or tax-exempt municipal securities, in each case to the extent permitted by the 1940 Act, and any rule or order thereunder, or Securities and Exchange Commission staff interpretation thereof.

(5)           The Fund may not purchase or sell real estate or real estate mortgage loans, as such, except that the Fund may purchase securities issued by issuers, including real estate investment trusts, which invest in real estate or interests therein, in each case to the extent permitted by the 1940 Act, and any rule or order thereunder, or Securities and Exchange Commission staff interpretation thereof.

(6)           The Fund may not purchase or sell commodities or commodity contracts.

(7)           The Fund will not make loans if, as a result, more than 33 1/3% of the Fund’s total assets would be loaned to other parties, except that the Fund may (a) purchase or hold debt instruments in accordance with its investment objective and policies, (b) enter into repurchase agreements, and (c) lend its securities, in each case to the extent permitted by the 1940 Act, and any rule or order thereunder, or Securities and Exchange Commission staff interpretation thereof.

With respect to the fundamental policy relating to issuing senior securities set forth in (1) above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets.  The 1940 Act prohibits a fund from issuing senior securities except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose.  A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities.  The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging.  Leveraging of a fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the same, the total risk to investors is increased.  Certain widely used investment practices that involve a commitment by a fund to deliver money or securities in the future are not considered by the SEC to be senior securities, provided that a fund segregates cash or liquid securities in an amount necessary to pay the obligation or the fund holds an offsetting commitment from another party.  These investment practices include repurchase and reverse repurchase agreements, swaps, dollar rolls, options, futures and forward contracts.  The policy in (1) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to borrowing money set forth in (2) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes.  To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings.  Asset coverage means the ratio that the value of the fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings.  Borrowing money to increase a fund’s investment portfolio is known as “leveraging.”  Borrowing, especially when used for leverage, may cause the value of a fund’s shares to be more volatile than if the fund did not borrow.  This is because borrowing tends to magnify the effect of any increase or decrease in the value of the fund’s portfolio holdings.  Borrowed money thus creates an opportunity for greater gains, but also greater losses.  To repay borrowings, the fund may have to sell securities at a time and at a price that is unfavorable to the fund.  There also are costs associated with borrowing money, and these costs would offset and could eliminate a fund’s net investment income in any given period.  The policy in (2) above will be interpreted to permit The Merger Fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act.  Reverse repurchase agreements may be considered to be a type of borrowing.  Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy.  Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.  Such trading practices may include futures, options on futures, forward contracts and other derivative investments.

 With respect to the fundamental policy relating to concentration set forth in (4) above, the 1940 Act does not define what constitutes “concentration” in an industry.  The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration.  It is possible that interpretations of concentration could change in the future.  A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry.  The policy in (4) above will be interpreted to refer to concentration as that term may be interpreted from time to time.  The policy also will be interpreted to give broad authority to The Merger Fund as to how to classify issuers within or among industries.  When identifying industries or sectors for purposes of its concentration policy, The Merger Fund may rely upon available industry classifications. With respect to investments in SPACs, The Merger Fund will generally look to the investment or investments the SPAC principally holds in determining the SPAC’s principal activities  and whether to apply its fundamental policy regarding industry concentration to an investment in a SPAC. Many SPACs invest principally in U.S. Treasury obligations, money market funds that invest exclusively in obligations of the U.S. government and other investments that are not limited by The Merger Fund’s fundamental policy or industry concentration until the SPAC identifies a suitable target for an acquisition or merger.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase.  Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell.  Owners of real estate may be subject to various liabilities, including environmental liabilities.  To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets.  The policy in (5) above will be interpreted not to prevent The Merger Fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities or commodity contracts set forth in (6) above, at the time of the establishment of the restriction, swap contracts, financial contracts, including futures transactions, and options with respect to futures, and other financial transactions were not within the understanding of the terms “commodities” or “commodity contracts,” and notwithstanding any federal legislation or regulatory action by the CFTC that subjects certain swaps or other transactions to regulation by the CFTC, The Merger Fund will not consider any of such investments or instruments to be commodities or commodity contracts for purposes of this restriction.

With respect to the fundamental policy relating to lending set forth in (7) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements.  (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates.  The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially.  However, loans would be made only when the Adviser believes the income justifies the attendant risks.  The Merger Fund also will be permitted by this policy to make loans of money, including to other funds.  The policy in (7) above will be interpreted not to prevent The Merger Fund from purchasing or investing in debt obligations and loans.  In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

WCM Alternatives: Event-Driven Fund’s investment restrictions provide that the Fund:

(1)           May issue senior securities to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(2)           May borrow money to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(3)           May lend money to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(4)           May underwrite securities to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(5)           May purchase and sell commodities to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(6)           May purchase and sell real estate to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(7)           May not concentrate investments in a particular industry or group of industries, as concentration is defined or interpreted under the 1940 Act, and the rules and regulations thereunder, as such statute, rules or regulations may be amended from time to time, and under regulatory guidance or interpretations of such Act, rules or regulations.

The policies described above shall be interpreted to permit WCM Alternatives: Event-Driven Fund to engage in activities or operate in accordance with any exemptive orders, regulatory guidance, no action relief or other similar interpretive authority or guidance issued by the SEC or any other applicable regulatory authority, including, where applicable, when such activities or operations might otherwise be inconsistent with applicable law or result in potential enforcement action by regulatory authorities.

Although WCM Alternatives: Event-Driven Fund may lend its securities, the Board of Trustees of the Fund (the “WCMA Board” and, together with the TMF Board, the “Board” or the “Trustees”) may have to recall such loans to vote proxies if the Adviser has knowledge that an event will occur having a material effect on WCM Alternatives: Event-Driven Fund’s investment in a loaned security.

When WCM Alternatives: Event-Driven Fund lends its securities, the Fund bears the risk of loss in the event of a decline in value of the borrower’s collateral.

The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging.  Leveraging of a fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the same, the total risk to investors is increased.  Certain widely used investment practices that involve a commitment by a fund to deliver money or securities in the future are not considered by the SEC to be senior securities, provided that a fund segregates cash or liquid securities in an amount necessary to pay the obligation or the fund holds an offsetting commitment from another party.  These investment practices include repurchase and reverse repurchase agreements, swaps, dollar rolls, options, futures and forward contracts.  The policy in (1) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

The policy in (3) above will be interpreted not to prevent WCM Alternatives: Event-Driven Fund from purchasing or investing in debt obligations and loans.  In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to commodities or commodity contracts set forth in (5) above, swap contracts, financial contracts, including futures transactions, and options with respect to futures, and other financial transactions shall not be within the meaning of the term “commodities,” and notwithstanding any federal legislation or regulatory action by the CFTC that subjects certain swaps or other transactions to regulation by the CFTC, WCM Alternatives: Event-Driven Fund will not consider any of such investments or instruments to be commodities or commodity contracts for purposes of this restriction.

With respect to the fundamental policy relating to real estate set forth in (6) above, the 1940 Act does not prohibit a fund from owning real estate.  Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell.  Owners of real estate may be subject to various liabilities, including environmental liabilities.  The policy in (6) above will be interpreted not to prevent WCM Alternatives: Event-Driven Fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, obligations, securities or instruments backed by mortgages or pools of mortgages, or real estate investment trust securities.

With respect to the fundamental policy relating to concentration set forth in (7) above, the policy will be interpreted to give broad authority to WCM Alternatives: Event-Driven Fund as to how to classify issuers within or among industries.  When identifying industries for purposes of its concentration policy, WCM Alternatives: Event-Driven Fund may rely upon available industry classifications. WCM Alternatives: Event-Driven Fund takes the position that U.S. government securities, securities of investment companies, and derivative instrument counterparties are not considered to be part of any industry. With respect to investments in SPACs, WCM Alternatives: Event-Driven Fund will generally look to the investment or investments  the SPAC principally holds in determining the SPAC’s principal activities and whether to apply its fundamental policy regarding industry concentration to an investment in a SPAC. Many SPACs invest principally in U.S. Treasury obligations, money market funds that invest exclusively in obligations of the U.S. government and other investments that are not limited by WCM Alternatives: Event-Driven Fund’s fundamental policy on industry concentration until the SPAC identifies a suitable target for an acquisition or merger.

WCM Alternatives: Credit Event Fund’s investment restrictions provide that the Fund:

(1)           May issue senior securities to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(2)           May borrow money to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(3)           May lend money to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(4)           May underwrite securities to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(5)           May purchase and sell commodities to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(6)           May purchase and sell real estate to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(7)           May not concentrate investments in a particular industry or group of industries, as concentration is defined or interpreted under the 1940 Act, and the rules and regulations thereunder, as such statute, rules or regulations may be amended from time to time, and under regulatory guidance or interpretations of such Act, rules or regulations.

The policies described above shall be interpreted to permit WCM Alternatives: Credit Event Fund to engage in activities or operate in accordance with any exemptive orders, regulatory guidance, no action relief or other similar interpretive authority or guidance issued by the SEC or any other applicable regulatory authority, including, where applicable, when such activities or operations might otherwise be inconsistent with applicable law or result in potential enforcement action by regulatory authorities.

The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging.  Leveraging of a fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the same, the total risk to investors is increased.  Certain widely used investment practices that involve a commitment by a fund to deliver money or securities in the future are not considered by the SEC to be senior securities, provided that a fund segregates cash or liquid securities in an amount necessary to pay the obligation or the fund holds an offsetting commitment from another party.  These investment practices include repurchase and reverse repurchase agreements, swaps, dollar rolls, options, futures and forward contracts.  The policy in (1) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

The policy in (3) above will be interpreted not to prevent WCM Alternatives: Credit Event Fund from purchasing or investing in debt obligations and loans.  In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to commodities or commodity contracts set forth in (5) above, swap contracts, financial contracts, including futures transactions, and options with respect to futures, and other financial transactions shall not be within the meaning of the term “commodities,” and notwithstanding any federal legislation or regulatory action by the CFTC that subjects certain swaps or other transactions to regulation by the CFTC, WCM Alternatives: Credit Event Fund will not consider any of such investments or instruments to be commodities or commodity contracts for purposes of this restriction.

With respect to the fundamental policy relating to real estate set forth in (6) above, the 1940 Act does not prohibit a fund from owning real estate.  Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell.  Owners of real estate may be subject to various liabilities, including environmental liabilities.  The policy in (6) above will be interpreted not to prevent WCM Alternatives: Credit Event Fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, obligations, securities or instruments backed by mortgages or pools of mortgages, or real estate investment trust securities.

With respect to the fundamental policy relating to concentration set forth in (7) above, the policy will be interpreted to give broad authority to WCM Alternatives: Credit Event Fund as to how to classify issuers within or among industries.  When identifying industries for purposes of its concentration policy, WCM Alternatives: Credit Event Fund may rely upon available industry classifications. WCM Alternatives: Credit Event Fund takes the position that U.S. government securities, securities of investment companies, and derivative instrument counterparties are not considered to be part of any industry. With respect to investments in SPACs, WCM Alternatives: Credit Event Fund will generally look to the investment or investments  the SPAC principally holds in determining the SPAC’s principal activities and whether to apply its fundamental policy regarding industry concentration to an investment in a SPAC. Many SPACs invest principally in U.S. Treasury obligations, money market funds that invest exclusively in obligations of the U.S. government and other investments that are not limited by WCM Alternatives: Credit Event Fund’s fundamental policy on industry concentration until the SPAC identifies a suitable target for an acquisition or merger.

Any percentage limitation or other requirement as to investments will apply only at the time of an investment to which the limitation or requirement is applicable and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Additionally, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether any investment complies with the Fund’s limitation or requirement.

Portfolio Holdings

The Adviser and the Funds maintain portfolio-holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Funds.  These portfolio-holdings disclosure policies have been approved by the Board.  As of the date of this SAI, disclosure of each Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and required to be prepared monthly and filed, for each month in the fiscal quarter, within 60 days of the end of the fiscal quarter on Form N-PORT.  The Annual Report, Semi-Annual Report and every third monthly report on Form N- PORT are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov or by contacting The Merger Fund, WCM Alternatives: Event-Driven Fund, or WCM Alternatives: Credit Event Fund, as appropriate, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or by calling 1-800-343-8959.

Each Fund generally makes available on its website by the 18th of the month following the end of each quarter its ten largest equity holdings as of the end of the most recent calendar quarter, and the percentage of the Fund’s total assets that these holdings represent in the aggregate, at http://www.westchestercapitalfunds.com/documents.html.  This information will remain available until the next quarterly fact sheet is posted on the website.

From time to time, fund-rating companies such as Morningstar, Inc. may request complete portfolio-holdings information in connection with rating the Funds.  The Funds believe these third parties have legitimate objectives in requesting such portfolio-holdings information.  To prevent such parties from potentially misusing portfolio-holdings information, the Funds will generally only disclose such information as of the end of the most recent calendar quarter, with a lag of at least thirty days.  In addition, the Adviser may grant exceptions to permit additional disclosure of portfolio-holdings information at differing times and with differing lag times to rating agencies, provided that (i) the recipient is subject to a confidentiality agreement, which includes a duty not to purchase or sell Fund shares or Fund portfolio holdings based on the non-public portfolio holdings information and (ii) the recipient will not provide access to this information to third parties except for the Funds’ service providers or agents who need access to such information in the performance of their contractual duties and responsibilities, and are subject to duties of confidentiality.

In addition, the Funds’ service providers, such as the custodian, fund administrator, fund accounting, legal counsel and transfer agent, who are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law or contract, may receive portfolio-holdings information in connection with their services to the Funds.

The furnishing of non-public portfolio-holdings information to any third party (other than authorized governmental and regulatory personnel) requires the approval of the Adviser.  The Adviser will approve the furnishing of non-public portfolio holdings to a third party only if the furnishing of such information is believed to be in the best interest of the Funds and their shareholders.  No remuneration or other benefit may be received by a Fund, the Adviser, any affiliate of the Adviser or their employees in connection with the disclosure of portfolio-holdings information.

INVESTMENT ADVISER

(See “INVESTMENT ADVISER” in the Funds’ combined prospectus.)

Investment Adviser and Advisory Contract

Mr. Roy D. Behren and Mr. Michael T. Shannon are primarily responsible for the day-to-day management of The Merger Fund’s and WCM Alternatives: Event-Driven Fund’s portfolios. Messrs. Behren and Shannon, along with Mr. Steven V. Tan, are primarily responsible for the day-to-day management of WCM Alternatives: Credit Event Fund’s portfolio.  Each of Messrs. Behren and Shannon is a principal of a limited liability company that controls the Adviser.

Mr. Behren has served as Co-President of the Adviser since 2011 and also serves as Co-President, Treasurer and a Trustee of each Fund.  Mr. Behren served as a research analyst for Westchester Capital Management, Inc. (“Westchester”), The Merger Fund’s previous investment adviser, from 1994 until 2010 and as the Chief Compliance Officer of Westchester and The Merger

Fund from 2004 until June 2010, and has served as a portfolio manager for The Merger Fund since January 2007.  Mr. Behren has served as Co-President and a portfolio manager of WCM Alternatives: Event-Driven Fund and WCM Alternatives: Credit Event Fund since their inception in December 2013 and November 2017, respectively.

Mr. Shannon has served as Co-President of the Adviser since 2011 and also serves as Co-President and a Trustee of each Fund. Mr. Shannon served as Westchester’s Director of Research from May 1996 until April 2005.  From April 2005 to April 2006, Mr. Shannon was Senior Vice President in charge of the Special Situations and Mergers Group of D.E.  Shaw & Co. Mr. Shannon returned to Westchester in May 2006 as a research analyst and portfolio strategist and has served as a portfolio manager for The Merger Fund since January 2007 and of WCM Alternatives: Event-Driven Fund and WCM Alternatives: Credit Event Fund since their inception in December 2013 and November 2017, respectively.

Mr. Tan has served as Senior Equity Analyst of the Adviser since 2012 and Director of Credit Research since 2016.  From 2005 to 2011, Mr. Tan was Vice President at Avenue Capital where he was a senior analyst in the Event-driven Group and later in the High Yield and Distressed Group.  Mr. Tan has served as a portfolio manager of WCM Alternatives: Credit Event Fund since its inception in November 2017.

The Adviser has entered into an agreement with Virtus Investment Partners, Inc. (“Virtus”), pursuant to which Virtus will acquire the Adviser (the “Acquisition”), subject to a number of conditions.  The closing of the Acquisition is expected to result in the termination of the investment advisory agreements of the Funds.  Under the terms of the Acquisition, among other matters, it is intended that a wholly-owned subsidiary of Virtus, Virtus Investment Advisers, Inc., will become the investment adviser to the Funds and WCM will serve as sub-adviser to the Funds.  The Boards of Trustees of the Funds will be asked to approve new investment advisory and sub-advisory agreements for the Funds and to nominate new members to the Boards of Trustees. If approved by the Boards of Trustees of the Funds, shareholders of the Funds will be asked to approve the new investment advisory and sub-advisory agreements for the Funds and to elect new members to the Boards of Trustees. The Acquisition is expected to close in the second half of 2021, subject to a number of conditions, including Board and shareholder approval of the foregoing matters. Messrs. Behren and Shannon with respect to all the Funds and Mr. Tan with respect to WCM Alternatives: Credit Event Fund, are expected to continue to be responsible for the day-to-day portfolio management of the Funds after the closing of the Acquisition. It is not anticipated that there will be any changes to the Funds’ investment objectives or principal investment strategies as a result of the Acquisition.

The Merger Fund’s investment advisory contract with the Adviser (the “Merger Fund Advisory Contract”) provides that the Fund pay all of the Fund’s expenses, including, without limitation, (i) clerical salaries; (ii) fees and expenses incurred by the Fund in connection with membership in investment company organizations; (iii) brokerage commissions and other costs in connection with the purchase or sale of securities; (iv) legal, auditing, administration or accounting expenses; (v) interest and taxes or governmental fees; (vi) the fees and expenses of the transfer agent and administrator of the Fund; (vii) the cost of preparing share certificates or any other expenses, including clerical expenses, of issue, sale, underwriting, distribution, redemption, or repurchase of shares of the Fund; (viii) the expenses of and fees for “non-interested persons” of the Fund or the Adviser within the meaning of the 1940 Act; (ix) the cost of preparing and distributing reports and notices to shareholders of the Fund; (x) all other expenses incidental to holding meetings of the Fund’s shareholders, including proxy solicitations thereof; (xi) the fees or disbursements of custodians of the Fund’s assets, including expenses incurred in the performance of any obligations enumerated by the Fund’s Declaration of Trust or By-laws of the Fund insofar as they govern agreements with any such custodian; (xii) expenses of servicing shareholder accounts; (xiii) insurance premiums for fidelity and other coverage; (xiv) expenses of computing the NAV of the shares of the Fund; (xv) such non-recurring expenses as may arise, including actions, suits or proceedings to which the Fund may be a party and the legal obligation which the Fund may have to indemnify its Trustees and officers with respect to liabilities which they may incur in their capacity as such; and (xvi) any expenses of distributing the Fund’s shares which may be payable pursuant to a Plan of Distribution adopted pursuant to Rule 12b-1 under the 1940 Act. The Merger Fund has an obligation to indemnify each of its officers and Trustees with respect to any litigation to which the Fund may be a party but not against any liability due to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

WCM Alternatives: Event-Driven Fund’s investment advisory contract with the Adviser, together with the Expense Waiver and Reimbursement Agreement between the Fund and the Adviser (the “Event-Driven Fund Advisory Contract”) provides that the Fund pay all of the Fund’s expenses, including, without limitation, (a) all costs and expenses incident to the organization of the Fund and the public offering of securities of the Fund, including those relating to the registration of its securities under the Securities Act of 1933, as amended, and any filings required under state securities laws and any fees payable in connection therewith; (b) the charges and expenses of any custodian(s) appointed by Westchester Capital Funds (“WCF”) for the safekeeping of the cash, portfolio securities, and other property of the Fund; (c) the charges and expenses of an independent accountant; (d) the charges and expenses of any stock transfer and dividend disbursing agent or agents and registrar or registrars appointed by WCF; (e) the charges and expenses of any administrator appointed by WCF to provide administrative services to the Fund;  (f) the charges and expenses of any accounting and/or sub-accounting agent appointed by WCF to provide accounting or sub-accounting services to the Fund; (g) brokerage commissions, dealer spreads, interest expense, dividend expense  and other costs incurred in connection with proposed or consummated portfolio securities transactions; (h) all taxes, including securities issuance and transfer taxes, and corporate fees payable by the Fund to federal, state, local, or other governmental agencies; (i) the cost and expense of printing and issuing certificates, if any, representing securities of the Fund; (j) fees involved in registering and maintaining registrations of the Fund under the 1940 Act; (k) all expenses of shareholders’ and Trustees’ meetings, and of preparing, printing, and mailing proxy statements and reports to shareholders; (l) fees and expenses of Trustees of WCF who are not officers or employees of the Adviser; (m) charges and expenses of legal counsel (or any other consultant or adviser) to the Fund or to the Trustees of WCF who are not “interested persons” (as defined in the 1940 Act) of the Fund; (n) trade association dues; (o) interest payable on Fund borrowings; (p) any shareholder relations expense; (q) premiums for a fidelity bond and any errors and omissions insurance maintained by WCF; (r) compensation of the Fund’s Chief Compliance Officer; and (s) any other ordinary or extraordinary expenses incurred by the Fund in the course of its business.

WCM Alternatives: Credit Event Fund’s investment advisory contract with the Adviser, together with the Expense Waiver and Reimbursement Agreement between the Fund and the Adviser (the “Credit Event Fund Advisory Contract” and, together with the Merger Fund Advisory Contract and the Event-Driven Fund Advisory Contract, each an “Advisory Contract” and, together, the “Advisory Contracts”) provides that the Fund pay all of the Fund’s expenses, including, without limitation, (a) all costs and expenses incident to the organization of the Fund and the public offering of securities of the Fund, including those relating to the registration of its securities under the Securities Act of 1933, as amended, and any filings required under state securities laws and any fees payable in connection therewith; (b) the charges and expenses of any custodian(s) appointed by WCF for the safekeeping of the cash, portfolio securities, and other property of the Fund; (c) the charges and expenses of an independent accountant; (d) the charges and expenses of any stock transfer and dividend disbursing agent or agents and registrar or registrars appointed by WCF; (e) the charges and expenses of any administrator appointed by WCF to provide administrative services to the Fund;  (f) the charges and expenses of any accounting and/or sub-accounting agent appointed by WCF to provide accounting or sub-accounting services to the Fund; (g) brokerage commissions, dealer spreads, interest expense, dividend expense  and other costs incurred in connection with proposed or consummated portfolio securities transactions; (h) all taxes, including securities issuance and transfer taxes, and corporate fees payable by the Fund to federal, state, local, or other governmental agencies; (i) the cost and expense of printing and issuing certificates, if any, representing securities of the Fund; (j) fees involved in registering and maintaining registrations of the Fund under the 1940 Act; (k) all expenses of shareholders’ and Trustees’ meetings, and of preparing, printing, and mailing proxy statements and reports to shareholders; (l) fees and expenses of Trustees of WCF who are not officers or employees of the Adviser; (m) charges and expenses of legal counsel (or any other consultant or adviser) to the Fund or to the Trustees of WCF who are not “interested persons” (as defined in the 1940 Act) of the Fund; (n) trade association dues; (o) interest payable on Fund borrowings; (p) any shareholder relations expense; (q) premiums for a fidelity bond and any errors and omissions insurance maintained by WCF; (r) compensation of the Fund’s Chief Compliance Officer; and (s) any other ordinary or extraordinary expenses incurred by the Fund in the course of its business.

Except as described below, the Adviser receives an advisory fee, payable monthly, for the performance of its services at the following annual rates based on the average daily net assets of each Fund. The fees will be accrued daily for the purpose of determining the offering and redemption price of a Fund’s shares.

The Merger Fund	1.00%
WCM Alternatives: Event-Driven Fund	1.25%
WCM Alternatives: Credit Event Fund	1.00%

[The Adviser has entered into an agreement with The Merger Fund whereby the Adviser has agreed to waive its advisory fee so that the advisory fee will be:  (i) 1.00% of the first $2 billion in average daily net assets of the Fund; and (ii) 0.93% of the average daily net assets of the Fund on net assets above $2.0 billion.  This agreement will apply through [___, 2022] and shall continue in effect from year-to-year thereafter unless it is terminated by the Fund’s Board of Trustees at an earlier time.]

[Pursuant to an expense limitation agreement with WCM Alternatives: Event-Driven Fund, the Adviser has agreed to waive its investment advisory fee and to reimburse other ordinary operating expenses of the Fund to the extent necessary to limit the ordinary operating expenses of the Investor Class shares and Institutional Class shares to an amount not to exceed the annual rate of 1.82% and 1.57%, respectively (based on such class’s average daily net assets). This agreement will apply through [____, 2022] and shall continue in effect from year-to-year thereafter unless it is terminated by the Fund’s Board of Trustees at an earlier time.  For the purposes of the expense limitation agreement, “ordinary operating expenses” excludes taxes, commissions, mark-ups, litigation expenses, indemnification expenses, interest expenses, borrowing expenses, including on securities sold short, dividend expenses on securities sold short, trading or investment expenses, acquired fund fees and expenses, and any extraordinary expenses.]

[Pursuant to an expense limitation agreement with WCM Alternatives: Credit Event Fund, the Adviser has agreed to waive its investment advisory fee and to reimburse other ordinary operating expenses of the Fund to the extent necessary to limit the ordinary operating expenses of the Investor Class shares and Institutional Class shares to an amount not to exceed the annual rate of 1.89% and 1.64%, respectively (based on such class’s average daily net assets). This agreement will apply through [___, 2022], and shall continue in effect from year-to-year thereafter unless it is terminated by the Fund’s Board of Trustees at an earlier time.  For the purposes of the expense limitation agreement, “ordinary operating expenses” excludes taxes, commissions, mark-ups, litigation expenses, indemnification expenses, interest expenses, borrowing expenses, including on securities sold short, dividend expenses on securities sold short, trading or investment expenses, acquired fund fees and expenses, and any extraordinary expenses.]

The Advisory Contracts will continue in effect from year-to-year provided such continuance is approved at least annually by (i) a vote of the majority of a Fund’s Trustees who are not parties thereto or “interested persons” (as defined in the 1940 Act) of the Fund or the Adviser (the “Independent Trustees”), cast in person at a meeting specifically called for the purpose of voting on such approval and by (ii) the majority vote of either all of a Fund’s Trustees or the vote of a majority of the outstanding shares of a Fund.  The Advisory Contracts may be terminated without penalty on 60 days’ written notice by a vote of a majority of the Fund’s Trustees or by the Adviser, or by holders of a majority of a Fund’s outstanding shares.  Each Advisory Contract shall terminate automatically in the event of its assignment.  A discussion regarding the Board of Trustees’ basis for approving The Merger Fund Advisory Contract is available in the Annual Report to Fund shareholders for the fiscal year ended December 31, 2020.  A discussion regarding the Board of Trustees’ basis for approving the Event-Driven Fund Advisory Contract is available in the Annual Report to Fund shareholders for the fiscal period ended December 31, 2020.  A discussion regarding the Board of Trustees’ basis for approving the Credit Event Fund Advisory Contract is available in the Annual Report to Fund shareholders for the fiscal period ended December 31, 2020.

The tables below set forth the gross amount of advisory fees paid, the amount of fees reduced pursuant to any fee waiver or expense waiver and reimbursement arrangements, as applicable, fees/expenses recouped with respect to previous fees or expenses of WCM Alternatives: Event-Driven Fund waived by the Adviser, and the net amount of advisory fees paid under the Advisory Contracts for The Merger Fund and WCM Alternatives: Event-Driven Fund for each of the last three fiscal years, and for WCM Alternatives: Credit Event Fund for the last fiscal year.

THE MERGER FUND
Fiscal Year ended December 31,	Gross Advisory Fees	Amount of Fees Waived	Net Advisory Fees Paid
2020	$[ ]	$[ ]	$[ ]
2019	$30,392,066	$727,445	$29,664,621
2018	$24,647,875	$640,863	$24,007,012

WCM ALTERNATIVES: EVENT-DRIVEN FUND
Fiscal Year ended December 31,	Gross Advisory Fees	Amount of Advisory Fees Waived or Expenses Reimbursed*	Fees and/or Expenses Recouped by Adviser	Net Advisory Fees Paid
2020	$[ ]	$[ ]	$[ ]	$[ ]
2019	$2,325,535	$0	$5,319	$2,330,854
2018	$1,523,379	$0	$13,168	$1,536,547
* The Adviser may seek reimbursement of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or reimbursed, subject to the expense limitation in place at the time such amounts were waived or reimbursed and the terms of any expense limitations in place at the time of recoupment.

WCM ALTERNATIVES: CREDIT EVENT FUND
Fiscal Year ended December 31,	Gross Advisory Fees	Amount of Fees Waived*	Net Advisory Fees Paid
2020	$[ ]	$[ ]	$[ ]
2019	$41,260	$144,336	$(103,076)
2018	$38,383	$173,278	$(134,895)

*The Adviser may seek reimbursement of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or reimbursed, subject to the expense limitation in place at the time such amounts were waived or reimbursed and the terms of any expense limitations in place at the time of recoupment.

Notice

The Adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act (“CEA”) with respect to the Funds pursuant to CFTC Regulation 4.5.  Accordingly, the Adviser (with respect to the Funds) is not subject to registration or regulation as a “commodity pool operator” under the CEA. In order for the Adviser to remain eligible for the exclusion, each Fund will be limited in its ability to use certain financial instruments regulated under the CEA (“commodity interests”), including futures and options on futures and certain swaps transactions.  In the event that a Fund’s investments in commodity interests are not within the thresholds set forth in the exclusion, the Adviser may be required to register as a “commodity pool operator” and/or “commodity trading advisor” with the CFTC with respect to the Fund. The Adviser’s eligibility to claim the exclusion with respect to a Fund will be based upon, among other things, the level and scope of the Fund’s investment in commodity interests, the purposes of such investments and the manner in which the Fund holds out its use of commodity interests. A Fund’s ability to invest in commodity interests (including, but not limited to, futures and swaps on broad-based securities indexes and interest rates) is limited by the Adviser’s intention to operate the Fund in a manner that would permit the Adviser to continue to claim the exclusion under Rule 4.5, which may adversely affect a Fund’s total return. In the event the Adviser becomes unable to rely on the exclusion in Rule 4.5 and is required to register with the CFTC as a commodity pool operator with respect to a Fund, the Fund’s expenses may increase, adversely affecting the Fund’s total return.

DISTRIBUTOR AND OTHER SERVICE PROVIDERS

Shares of the Funds are offered on a continuous basis.  The Funds’ principal underwriter is Compass Distributors, LLC (“Compass”), Three Canal Plaza, Suite 100, Portland, Maine 04101.  Compass is a Delaware limited liability company registered under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (“FINRA”).

The Board has approved a distribution agreement between each Fund and Compass (each, a “Distribution Agreement” and, together, the “Distribution Agreements”) on behalf of The Merger Fund, WCM Alternatives: Event-Driven Fund, and WCM Alternatives: Credit Event Fund, respectively, pursuant to which Compass acts as each Fund’s principal underwriter for the distribution of the Fund’s shares on a best efforts basis.

Each Distribution Agreement has an initial term of two years and will continue in effect only if such continuance is specifically approved at least annually by the Board or by the vote of a majority of a Fund’s outstanding voting securities and, in either case, by a majority of the Independent Trustees of a Fund.  Each Distribution Agreement may be terminated without penalty, including by a Fund on 60 days’ written notice when authorized either by a majority vote of the Independent Trustees or by the vote of a majority of a Fund’s outstanding voting securities, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

The Merger Fund has adopted an amended and restated plan of distribution, WCM Alternatives: Event-Driven Fund has adopted a plan of distribution, and WCM Alternatives: Credit Event Fund has adopted a plan of distribution (each, a “Plan” and, together, the “Plans”) pursuant to Rule 12b-1 under the 1940 Act in respect of Investor Class shares only.  Under the Plans, each Fund may pay to Compass, or to any broker-dealer with whom a Fund has entered into a dealer agreement to distribute Investor Class shares, or to any other qualified financial services firm, compensation for distribution and/or shareholder-related services with respect to Investor Class shares held or purchased by their respective customers or in connection with the purchase of Investor Class shares attributable to their efforts.  The amount of such compensation paid in any one year shall not exceed 0.25% annually of the average daily net assets attributable to the Investor Class shares of a Fund.  Information regarding the fees borne under the Plans by Investor Class shareholders of the Funds and the purposes for which those fees were expended during the most recently completed fiscal year (or period) is included in the tables at the end of this section.

Compass does not receive compensation from the Fund for its distribution services except the distribution/service fees with respect to the shares of those classes for which a Rule 12b-1 plan is effective, as applicable. The Adviser pays Compass a fee for certain distribution-related services.

Each Plan provides that the Trustees will review, at least quarterly, a report of distribution expenses incurred under the Plans and the purposes for which such expenses were incurred.  Each Plan will remain in effect from year to year provided such continuance is approved at least annually by the vote of a majority of a Fund’s Trustees who are not “interested persons” (as defined in the 1940 Act) of a Fund, the Adviser or Compass and who have no direct or indirect interest in the operation of the Plans or any related agreements (the “Rule 12b-1 Trustees”), cast in person at a meeting called for the purpose of voting on such approval, and additionally by a vote of either a majority of a Fund’s Trustees or a majority of the outstanding shares of the affected share class of the relevant Fund.

Each Plan may be terminated at any time by vote of a majority of the Rule 12b-1 Trustees or by vote of a majority of the outstanding shares of the affected share class of the relevant Fund.  The Plans may not be amended to increase materially the amount of distribution expenses payable under the Plans without approval of the affected share class of the relevant Fund.  In addition, all material amendments to a Plan must be approved by the Fund’s Trustees in the manner described above.

Shareholder Servicing and Other Permitted Service Arrangements.  Each Fund has entered into service agreements with various financial intermediaries.  Though the terms of the Funds’ agreements vary, financial intermediaries generally are required to provide various shareholder services to a Fund or certain of the Fund’s shareholders, including records maintenance, shareholder communications, transactional services, tax information and reports, and facilitation of purchase and redemption orders.  The Funds may, and generally do, make payments to financial intermediaries to compensate them for providing these services.   Those payments may be, and generally are, in addition to any payments made to those financial intermediaries directly or indirectly under a Plan.  The amounts of these payments may exceed the costs of providing the related services.  For additional information regarding these payments, please see the section entitled “Payments to Financial Intermediaries” in each Fund’s prospectus.

Expenses Borne By the Funds During Prior Periods.  The following tables set forth the total expenses incurred, including under agreements with certain principal financial intermediaries who hold shares of the Funds, in respect of distribution, shareholder servicing and other permitted services provided to The Merger Fund’s Investor Class shares, WCM Alternatives: Event-Driven Fund’s Investor Class shares, and WCM Alternatives: Credit Event Fund’s Investor Class shares and the amounts paid to the largest recipients of such payments for each of the last three fiscal years. The applicable amounts shown in the tables below include, if any, the amounts shown as “compensation to broker-dealers” in the tables on page [  ] of this SAI.  Please see “Custodian, Transfer Agent, Dividend-Paying Agent, Accounting Services Agent and Administrator—Additional Payments For Other Services” for additional information on payments made to financial intermediaries.

THE MERGER FUND – Investor Class Shares*
Fiscal Year ended December 31,	Total Expenses	Payments to Charles Schwab & Company, Inc. (“Schwab”)	Payments to National Financial Services Corporation (“NFSC”)	Payments to TD Ameritrade	Payments to Pershing	Payments to Merrill Lynch Pierce Fenner & Smith (“Merrill Lynch”)
2020	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]
2019	$4,367,419	$1,157,510	$1,063,366	$420,757	$184,793	$551,806
2018	$4,351,134	$1,104,694	$1,279,578	$293,882	$306,168	$593,233

WCM ALTERNATIVES: EVENT-DRIVEN FUND – Investor Class Shares*
Fiscal Year ended December 31,	Total Expenses	Payments to NFSC	Payments to TD Ameritrade
2020	$[ ]	$[ ]	$[ ]
2019	$54,752	$23,192	$26,951
2018	$30,055	$12,941	$14,720

WCM ALTERNATIVES: CREDIT EVENT FUND – Investor Class Shares*
Fiscal Year ended December 31,	Total Expenses	Payments to Schwab	Payments to TD Ameritrade
2020	$[ ]	$[ ]	$[ ]
2019	$404	$124	$227
2018**	$92	$64	$6

* The total expenses shown are presented in accordance with generally accepted accounting principles (GAAP), consistent with the amounts shown in the Funds’ financial statements, while the payments to the financial intermediaries were calculated with reference to cash accounting.
** Investor Class shares of WCM Alternatives: Credit Event Fund commenced operations on January 2, 2018.

Each Fund may also incur expenses for shareholder services under agreements with financial intermediaries in respect of Institutional Class shares. The following tables set forth the total expenses incurred by The Merger Fund and WCM Alternatives: Event-Driven Fund under agreements with financial intermediaries in respect of each Fund’s Institutional Class shares and the amounts paid to each of Schwab and NFSC by The Merger Fund and Schwab and TD Ameritrade by WCM Alternatives: Event-Driven Fund for each of the last three fiscal years.

THE MERGER FUND – Institutional Class Shares*
Fiscal Year ended December 31,	Total Expenses	Payments to Schwab	Payments to NFSC	Payments to Morgan Stanley Smith Barney LLC (“Morgan Stanley”)	Payments to TD Ameritrade
2020	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]
2019	$1,516,074	$285,631	$667,159	$31,368	$130,585
2018	$877,791	$209,818	$363,094	$350	$83,230

WCM ALTERNATIVES: EVENT-DRIVEN FUND – Institutional Class Shares*
Fiscal Year ended December 31,	Total Expenses	Payments to Schwab	Payments to NFSC	Payments to TD Ameritrade
2020	$[ ]	$[ ]	$[ ]	$[ ]
2019	$174,941	$83,349	$44,249	$47,128
2018	$115,023	$60,237	$23,073	$32,015
2017	$112,154	$51,005	$35,401	$25,725

WCM ALTERNATIVES: CREDIT EVENT FUND – Institutional Class Shares*
Fiscal Year ended December 31,	Total Expenses	Payments to TD Ameritrade	Payments to Pershing
2020	$[ ]	$[ ]	$[ ]
2019	$1,048	$1,048	$7
2018**	$1,059	$900	$155

* The total expenses shown are presented in accordance with generally accepted accounting principles (GAAP), consistent with the amounts shown in the Funds’ financial statements, while the payments to the financial intermediaries were calculated with reference to cash accounting.
** Institutional Class shares of WCM Alternatives: Credit Event Fund commenced operations on January 2, 2018.

In certain cases, the Adviser may bear some of the fees the Funds are contractually obligated to pay to a financial intermediary.  The amounts paid to a financial intermediary that were borne by the Adviser are not included or reflected in the tables above.

[As of March 31, 2021, other financial intermediaries with which The Merger Fund, WCM Alternatives: Event-Driven Fund, and WCM Alternatives: Credit Event Fund have similar arrangements include the following entities: [TO BE UPDATED BY AMENDMENT]

Alight Financial Solutions, LLC	Hefren-Tillotson, Inc.	Ross Sinclair & Associates
Allen & Company of Florida, Inc.	IFP Securities LLC	Royal Alliance Associates, Inc.
American Portfolios Financial Services, Inc.	Independent Financial Group, LLC	R.W. Baird
Apex Clearing Corporation	Infinex Investments, Inc.	Sage Point Financial, Inc.
APW Capital Inc.	Institutional Securities Corp.	Saperston Asset Management, Inc.
Arete Wealth Management, LLC	Investacorp, Inc.	Saxony Securities, Inc.
Arvest Investments, Inc.	Investment Center, Inc., The	Scottrade, Inc.
AssetMark Trust Company	Investment Professionals, Inc.	Searle & Co.
Avisen Securities, Inc.	Janney Montgomery Scott, LLC	Securian Financial Services, Inc.
AXA Advisors, LLC	JP Morgan Chase Bank, NA	Securities America, Inc.
Bankers Life Securities, Inc.	JP Morgan Securities, Inc.	SEI Private Trust Company
BancWest Investment Services	Key Investment Services	Smith Moore & Company
Bayside Financial	Lincoln Financial Advisors Corp	Sorrento Pacific Financial LLC
BB&T Securities, LLC	Lincoln Financial Securities Corp	StockCross Financial Services, Inc.
Benjamin F. Edwards & Company	Lincoln Investment Planning, LLC	Summit Brokerage Services, Inc.
Bernardi Securities, Inc.	Lion Street Financial, LLC	Symetra Investment Services, Inc.
Bill Few Associates, Inc.	Loring Ward Securities, Inc.	Symphonic Securities
BNP Paribas Securities Corporation	LPL Financial LLC	T. Rowe Price Investment Services
Boenning & Scattergood Inc.	M Holdings Securities, Inc.	TC Advisors Network, Inc.
C.E. Gaye & Sons Securities, Ltd.	Madison Avenue Securities	TD Ameritrade Clearing, Inc.
Cadaret Grant & Co., Inc.	Man Financial	TD Ameritrade Trust Company
Cambridge Investment Research, Inc.	Merrill Lynch, Pierce, Fenner & Smith, Inc.	TD Private Client Wealth LLC
Canterbury Capital Services, Inc.	Mesirow Financial, Inc.	Thompson Davis & Co.
CapFinancial Securities, LLC	MG Trust Company LLC, dba Matrix Trust Company	TIAA
Capitol Securities Management, Inc.	Mid Atlantic Clearing & Settlement Corporation	Tocqueville Securities LP
Cascade Financial Management Inc.	MMC Securities LLC	Trade PMR, Inc.
Centaurus Financial, Inc.	Money Concepts Capital Corporation	Transamerica Financial Advisors, Inc.
Cetera Advisor Networks LLC	Morgan Stanley Smith Barney LLC	Trust Company of America
Cetera Advisors LLC	MSCS Financial Services, LLC	U.S. Bancorp Investments, Inc.
Cetera Financial Specialists LLC	National Financial Services Corp.	U.S. Bank N.A.
Cetera Investment Services LLC	National Pension & Group Consultants, Inc.	UBS Financial Services, Inc.
Charles Schwab & Co	Nationwide Investment Services Corp.	UMB Bank, N.A.
Citigroup Global Markets Inc.	NBC Securities, Inc.	United Planners Financial Services of America
Client One Securities, LLC	Next Financial Group, Inc.	USI Securities, Inc.
Comerica Bank	Northeast Securities LLC	Vanguard Group
Cor Clearing LLC	Northwestern Mutual Investment Services	Vanguard Marketing Corporation
Credit Suisse First Boston LLC	NPB Financial Group, LLC	Vision Financial Markets, LLC
CRI Securities, LLC	One America Securities, Inc.	Voya Financial Partners, LLC
D.A. Davidson & Company	Oppenheimer & Co. Inc.	Voya Institutional Plan Services, LLC
Davenport & Company LLC	Park Avenue Securities	Voya Retirement Insurance and Annuity Company
Dominick & Dickerman LLC	Parkland Securities LLC	Wayne Hummer Investments, LLC
Eastern Point Securities, Inc.	Pershing Advisor Solutions	Wedbush Securities Inc.
Fiduciary Trust Company International	Pershing LLC	Wells Fargo Bank, N.A.
Fieldpoint Private Securities LLC	Planmember Securities Corporation	Wells Fargo Clearing Services, LLC
First Allied Securities, Inc.	PNC Investments	Weston Securities Corporation
First Capital Equities, Ltd.	Principal Securities, Inc	Westport Resources
FIS Brokerage & Securities Services LLC	Queens Road Securities, LLC	Wiley Bros. - Aintree Capital, LLC
Geneos Wealth Management, Inc.	R. Seelaus & Company	Woodbury Financial Services, Inc.
Glen Eagle Wealth, LLC	RBC Capital Markets	World Equity Group, Inc.
GMS Group, LLC, The	Reliance Trust Company	York Securities
Romano Brothers & Company

Not all of the entities listed above had client assets invested in the Funds and, accordingly, not all of the entities listed above received payments from the Funds in the periods shown. The Merger Fund, WCM Alternatives: Event-Driven Fund and WCM Alternatives: Credit Event Fund expect that additional firms may be added to or removed from the above list from time to time.]

During the fiscal year ended December 31, 2020, The Merger Fund’s Investor Class shares bore the following amounts for the following services under its Plan:

THE MERGER FUND
Advertising	$[ ]
Printing and mailing of prospectuses to other than current shareholders	$[ ]
Compensation to underwriters	$[ ]
Compensation to broker-dealers	$[ ]
Compensation to sales personnel	$ [ ]
Interest, carrying or other financing charges	$ [ ]
Other	$ [ ]

During the fiscal year ended December 31, 2020, WCM Alternatives: Event-Driven Fund’s Investor Class shares bore the following amounts for the following services under its Plan.

WCM ALTERNATIVES: EVENT-DRIVEN FUND
Advertising	$[ ]
Printing and mailing of prospectuses to other than current shareholders	$[ ]
Compensation to underwriters	$[ ]
Compensation to broker-dealers	$[ ]
Compensation to sales personnel	$ [ ]
Interest, carrying or other financing charges	$ [ ]
Other	$ [ ]

During the fiscal year ended December 31, 2020, WCM Alternatives: Credit Event Fund’s Investor Class shares bore the following amounts for the following services under its Plan.

WCM ALTERNATIVES: CREDIT EVENT FUND
Advertising	$[ ]
Printing and mailing of prospectuses to other than current shareholders	$[ ]
Compensation to underwriters	$[ ]
Compensation to broker-dealers	$[ ]
Compensation to sales personnel	$ [ ]
Interest, carrying or other financing charges	$ [ ]
Other	$ [ ]

MANAGEMENT

Trustees and Officers

The business and affairs of the Funds are managed under the direction of each Fund’s Board of Trustees.  The Funds’ Trustees and officers are listed below.  Except as indicated, each Trustee has held the office shown or other offices in the same company for the last five years.

Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee
Interested Trustees
Roy D. Behren* Westchester Capital Management, LLC 100 Summit Lake Drive Valhalla, NY 10595 Year of Birth: 1960	Co-President, Treasurer and Trustee	Indefinite, since 2011 for The Merger Fund; since inception for WCM Alternatives: Event-Driven Fund; and since inception for WCM Alternatives: Credit Event Fund	Co-Portfolio Manager and Co-President of Westchester Capital Management, LLC, the Fund's Adviser, since 2011.	4	None

Michael T. Shannon* Westchester Capital Management, LLC 100 Summit Lake Drive Valhalla, NY 10595 Year of Birth: 1966	Co-President and Trustee	Indefinite, Co- President since 2011 and Trustee since 2014 for The Merger Fund; since inception for WCM Alternatives: Event-Driven Fund; and since inception for WCM Alternatives: Credit Event Fund	Co-Portfolio Manager and Co-President of Westchester Capital Management, LLC, the Fund’s Adviser, since 2011.	4	None
Non-Interested Trustees

Barry Hamerling c/o Westchester Capital Management, LLC 100 Summit Lake Drive Valhalla, NY 10595 Year of Birth: 1946	Independent Trustee	Indefinite, since 2007 for The Merger Fund; since inception for WCM Alternatives: Event-Driven Fund; and since inception for WCM Alternatives: Credit Event Fund	Managing Partner of Premium Ice Cream of America since 1995. Managing Partner of B&J Freeport since 1990.	4	Former Trustee of AXA Premier VIP Trust

Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee
Richard V. Silver c/o Westchester Capital Management, LLC 100 Summit Lake Drive Valhalla, NY 10595 Year of Birth: 1955	Independent Trustee	Indefinite, since 2013 for The Merger Fund; since inception for WCM Alternatives: Event-Driven Fund; and since inception for WCM Alternatives: Credit Event Fund	Retired Senior Executive Vice President, Chief Administrative Officer and Chief Legal Officer of AXA Equitable Life Insurance Company. Senior Advisor to AXA Equitable Life Insurance Company from May 2012 to April 2013.	4	None

Christianna Wood c/o Westchester Capital Management, LLC 100 Summit Lake Drive Valhalla, NY 10595 Year of Birth: 1959	Independent Trustee	Indefinite, since 2013 for The Merger Fund; since inception for WCM Alternatives: Event-Driven Fund; and since inception for WCM Alternatives: Credit Event Fund	Chief Executive Officer and President of Gore Creek Capital, Ltd. since August 2009.	4	Director of H&R Block Corporation; Director of Grange Insurance; Trustee of the Delaware Funds

Officers
Bruce Rubin Westchester Capital Management, LLC 100 Summit Lake Drive Valhalla, NY 10595 Year of Birth: 1959	Vice President, Chief Compliance Officer and Anti-Money Laundering Compliance Officer	One-year terms, since 2010 for The Merger Fund; since inception for WCM Alternatives: Event-Driven Fund; and since inception for WCM Alternatives: Credit Event Fund	Chief Operating Officer of Westchester Capital Management, LLC, the Fund's Adviser since 2010.	N/A	N/A

Abraham Cary Westchester Capital Management, LLC 100 Summit Lake Drive Valhalla, NY 10595 Year of Birth: 1975	Secretary	One-year terms, since 2012 for The Merger Fund; since inception for WCM Alternatives: Event-Driven Fund; and since inception for WCM Alternatives: Credit Event Fund	Head of Trading of Westchester Capital Management, LLC, the Fund’s Adviser since 2011.	N/A	N/A

*      Denotes a trustee who is an “interested person” (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Funds or of the Funds’ investment adviser.  Messrs. Behren and Shannon are deemed to be interested persons because of their affiliation with the Funds’ investment adviser, Westchester Capital Management, LLC, and because they are officers of the Funds.

**   The fund complex consists of The Merger Fund, The Merger Fund VL, WCM Alternatives: Event-Driven Fund, and WCM Alternatives: Credit Event Fund.

LEADERSHIP STRUCTURE AND THE BOARD OF TRUSTEES

The Board of Trustees of each Fund currently is comprised of five Trustees, three of whom are Independent Trustees.  Roy Behren, Co-President of the Funds and an “interested person” (as that term is defined in the 1940 Act) of the Funds, presides at all meetings of the Board.

The Board has appointed Richard Silver to serve as Lead Independent Trustee. The Lead Independent Trustee, among other things, chairs executive sessions of the Independent Trustees, assists in the development of the agenda for Board meetings, serves as a spokesperson for the Independent Trustees and serves as a liaison between the Funds’ other Independent Trustees and each Fund’s management, Chief Compliance Officer, service providers, auditors and counsel between Board meetings.  The Funds believe this structure allows all of the Independent Trustees to participate in the full range of the Board’s responsibilities with respect to its oversight of each Fund’s management.  The Board has determined that this leadership structure, including the role of the Lead Independent Trustee, is appropriate given the size and complexity of the Funds, the number of Trustees overseeing the Funds and the Board’s oversight responsibilities, as well as each Fund’s business activities.

The Board holds four regular meetings each year to consider and address matters involving the Funds.  The Board also may hold special meetings to address matters arising between regular meetings.  These special meetings may take place in person or by telephone. In addition, members of the Board meet informally from time to time to discuss fund-related issues or to meet with potential candidates for Board membership.  The Independent Trustees also meet each quarter and additionally on an as-needed basis in executive sessions outside the presence of management.  The Board has access to counsel for the Funds and independent legal counsel for the Independent Trustees for consultation concerning any issues that may occur during or between regularly scheduled Board meetings.  As discussed below, the Board has established an Audit Committee and a Nominating and Compensation Committee to assist the Board in performing its oversight responsibilities.

The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the Funds and protecting the interests of its shareholders.  The Board has concluded that, based on each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees, each Trustee is qualified and should continue to serve as such.

In determining that a particular Trustee is or continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling.  Additional information about the specific experience, skills, attributes and qualifications of each Trustee, which in each case led to the Board’s conclusion that the Trustee should continue to serve as a Trustee of the Funds, is provided in the table above and in the next paragraph.

Among other attributes and qualifications common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Trustees), to interact effectively with the Adviser, other service providers, counsel and the Funds’ independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees.  Mr. Behren’s experience includes acting as a portfolio manager of the Funds and three other funds advised or sub-advised by the Adviser as of December 31, 2020; Mr. Hamerling has experience as an executive of the largest financial and tax counseling firm in the United States and as a director or trustee of a number of other fund boards; Mr. Shannon’s experience includes acting as a portfolio manager of the Funds and three other funds advised or sub-advised by the Adviser as of December 31, 2020; Mr. Silver has experience as a senior executive at a major financial services and insurance firm; and Ms. Wood has experience as an executive and an investment officer in the investment management industry.

 The disclosure herein of a Trustee’s experience, qualifications, attributes and skills does not impose on any such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the Board and any committee thereof in the absence of such experience, qualifications, attributes and skills.

The specific experience, qualifications, attributes or skills that led to the conclusion that each Trustee should serve as a Trustee of the Funds are as follows:

Roy Behren has experience as a portfolio manager of each Fund and The Merger Fund VL. He joined Westchester, The Merger Fund’s previous investment adviser, in 1994 from the U.S. Securities and Exchange Commission.  After earning a B.S. in

Economics at The Wharton School, he received a J.D. degree from the University of Miami Law School and an LL.M. degree in corporate law from the New York University School of Law.  He then joined the SEC’s New York Regional Office, where he worked as an enforcement attorney for seven years prior to starting his investment career at Westchester.  From 2004 through 2006, Mr. Behren served as a member of Redback Networks’ Board of Directors and its Audit Committee.  He is co-portfolio manager of the Adviser and its affiliate, Westchester Capital Partners, LLC (“WCP”).  Mr. Behren was the Chief Compliance Officer of Westchester and The Merger Fund from September 2004 through June 2010.

 Michael T. Shannon has experience as a portfolio manager of each Fund.  He joined Westchester, The Merger Fund’s previous investment adviser, in 1996. Previously, he worked in J.P. Morgan’s corporate finance, mergers & acquisitions and equity research departments. After a brief period as Senior Vice President in charge of Mergers and Special Situations at D.E. Shaw & Co. from March 2005 to May 2006, he rejoined Westchester as co-portfolio manager.  Mr. Shannon is co-portfolio manager of the Adviser and its affiliate, WCP. Mr. Shannon, who holds a Chartered Financial Analyst certification, is a member of the New York Society of Security Analysts and the CFA Institute. He received a B.S. in Finance from Boston College.

Barry Hamerling, Chairperson of the Audit Committee, has been an Independent Trustee of The Merger Fund since 2007, an Independent Trustee of The Merger Fund VL since 2007, and an Independent Trustee of WCF since 2013.  Mr. Hamerling has experience as an executive of the largest financial and tax counseling firm in the United States and as a director or trustee of a number of other fund boards.  He has been Managing Partner of Premium Ice Cream of America since 1999, Managing Partner of B&J of Freeport since 1990 and was Managing Partner of Let-US Creations (formerly Premium Salads of America) from 1999 to 2011.  From 1970 to 1999, Mr. Hamerling commenced his career as a staff attorney and retired as President of The Ayco Company, L.P., the largest financial and tax counseling firm serving Corporate America in the United States which provides advice to senior executives of 200 of the Fortune 500 companies.  Mr. Hamerling was formerly a Trustee of AXA Premier VIP Trust.  He was also formerly Chairman of the Ayco Charitable Foundation, a donor-advised fund, a Trustee and member of the audit and nominating committees of Granum Value Fund, a long-short equity fund, and a Trustee of Rutgers University.  Mr. Hamerling received a B.A. from Rutgers University and a J.D. from Rutgers Law School.

Richard V. Silver, Lead Independent Trustee, has extensive experience as a senior executive at a major financial services and insurance firm.  Among other positions, he served as Senior Executive Vice President, Chief Legal Officer and Chief Administrative Officer of AXA Equitable Life Insurance Company from 2010 to 2012.  Mr. Silver was also General Counsel of AXA Equitable Life Insurance Company from 1999 to 2009.  He also served as the President and Chief Operating Officer of AXA Advisors from 1991 to 1994.  Prior to joining AXA Equitable Life Insurance Company, Mr. Silver worked as a securities attorney for Merrill Lynch & Co. Mr. Silver received his B.A. and J.D. from St. John’s University.

Christianna Wood, Chairperson of the Nominating and Compensation Committee, has over 30 years of professional experience in the investment management industry, both as an executive and as an investment officer.  She has been Chief Executive Officer and President of Gore Creek Capital, Ltd. since August 2009.  She has experience serving as a Director of H&R Block Corporation and Grange Insurance and has served on a number of audit committees. Ms. Wood also has corporate governance experience from, among other things, her service as a trustee of Vassar College since 2006 (including as a member of its Trustee Investor Responsibility Committee since 2006 and Chairman of the Committee since 2011) and as a member of the Audit and Governance Committees of the International Securities Exchange from 2010 to 2016 and her involvement with the International Corporate Governance Network from 2008 to 2012 (including as Chairman of the Board from 2009 to 2012 and Chairman of the Audit and Accounting Practices Committee from 2006 to 2008). Ms. Wood has also served as the Chief Executive Officer of an asset management company (Capital Z Asset Management from 2008 to 2009) and served as the Senior Investment Officer for Global Equity at California Public Employees’ Retirement System from 2002 to 2008. Ms. Wood received a B.A. in economics from Vassar College and an M.B.A. in finance from New York University.

The Board annually performs a self-assessment, which includes a review of the composition of the Board and its committees, including diversity of trustees’ age, experience and skills; trustees’ service on other boards; committee structure; size of the Board and ratio of interested to independent trustees; size of the committees and ratio of interested to independent trustees; process for identifying and recruiting new trustees; qualifications for Board membership and determination of trustee independence.

The Board has adopted a retirement policy requiring each Trustee to retire from service as a member of the Board as of the December 31 next occurring after he or she attains the age of 75.  Current members of the Board may, upon the approval of a majority of the Trustees then in office, be granted a one-year extension until the following December 31.

The Board has not adopted a policy that prohibits its members from serving as directors or officers of other companies.  Accordingly, certain of the Board’s members may serve as directors or officers of other companies from time to time.  Although the Funds are not required to do so, a Fund may restrict itself from investing in the securities of companies on whose boards its Trustees also serve because, for example, the Trustee may have material non-public information about the issuer, as an accommodation to the other company, or for other reasons.  Any such restriction may prevent a Fund from taking advantage of an investment opportunity in which it would otherwise invest and may materially adversely affect the performance of the Fund.

RISK OVERSIGHT

Consistent with its responsibility for oversight of the Funds, the Board, among other things, oversees risk management of each Fund’s investment program and business affairs directly and through the committee structure that it has established.

The Board requires the Adviser and the Chief Compliance Officer of the Funds to report to the full Board on a variety of matters at regular meetings of the Board, including matters relating to risk management.  The Audit Committee also receives regular reports from the Funds’ independent registered public accounting firm on internal control and financial reporting matters.  On a quarterly basis, the Board meets with the Funds’ Chief Compliance Officer to discuss issues related to Fund compliance.  On an annual basis, the Board receives a written report from the Chief Compliance Officer on the operation of the Funds’ policies and procedures and those of its service providers.  The report addresses the operation of the policies and procedures of the Fund and each service provider since the last report, any material changes to the policies and procedures since the last report, any recommendations for material changes to the policies and procedures as a result of the annual review and any material compliance matters since the date of the last report.  These annual reviews are conducted in conjunction with the Board’s risk oversight function and assist the Board in reviewing and assessing material risks affecting the Funds and their service providers.

In addition, at regular Board meetings, and on an as needed basis, the Board receives and reviews reports from the Adviser and the administrator related to the investments, performance and operations of the Funds, as well as reports on the valuation of certain investments.  The Board also requires the Adviser to report on other matters relating to risk management on a regular and as-needed basis.  The Board periodically meets with representatives of the Funds’ service providers, including the Adviser, administrator, transfer agent, custodian and independent registered public accounting firm, to review and discuss the activities of the Funds.

In the event that market quotations are not readily available or such quotations are believed to be unrepresentative of fair market value, fair value is determined in good faith by the Adviser acting pursuant to procedures adopted by the Board and subject to oversight by the Board.  The Adviser provides periodic reports to the Board regarding the fair-value pricing of securities.

Standing Committees

The Board has appointed an audit committee (the “Audit Committee”) presently consisting of all non-interested Trustees – Messrs. Hamerling and Silver and Ms. Wood.  Mr. Hamerling serves as Chairperson of the Audit Committee. The Audit Committee met 5 times during the fiscal year ended December 31, 2020.  The Audit Committee is responsible for: (a) assisting the Board in its oversight of overseeing the Funds’ accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (b) assisting the Board in its oversight of overseeing the quality and objectivity of the Funds’ financial statements and the independent audit thereof; and (c) selecting, overseeing and setting compensation of the Funds’ independent auditor and acting as a liaison between the Funds’ independent auditors and the full Board of Trustees. Mr. Hamerling and Ms. Wood serve as audit committee financial experts.

The Merger Fund and WCF have a Nominating and Compensation Committee consisting of Messrs. Hamerling and Silver and Ms. Wood. Ms. Wood serves as Chairperson of the Nominating and Compensation Committee. The Nominating and Compensation Committee met once during the fiscal year ended December 31, 2020.  The purposes of the Nominating and Compensation Committee are to identify individuals qualified to become members of the Board, consistent with criteria approved by the Board; select and recommend to the Board the nomination of trustees for appointment by the Board or election by the shareholders; set any necessary standards or qualifications for service on the Board and set the fees of the Independent Trustees.

The Nominating and Compensation Committee will consider, among other sources, nominees recommended by shareholders. Shareholder may submit recommendations by mailing the candidate’s name and qualifications to the attention of the President.

Remuneration

Management considers that Messrs. Hamerling and Silver and Ms. Wood are Independent Trustees.  Effective January 1, 2020, the fees of the Independent Trustees are $[56,000] per year for The Merger Fund Board meetings, $[11,000] per year for WCM Alternatives: Event-Driven Fund Board meetings, $[6,000] per year for WCM Alternatives: Credit Event Fund, $[7,000] per year for Audit Committee meetings, and $[15,000] per year for the Lead Independent Trustee. Each of the Chairperson of the Audit Committee and the Chairperson of the Nominating and Compensation Committee receive $[5,000], in addition to their out-of-pocket expenses in connection with attendance at Trustees meetings, which are paid by the Funds.    For the fiscal year ended December 31, 2020, the Funds paid the following in Trustees’ fees:

COMPENSATION TABLE
(for the fiscal year ended December 31, 2020)*

Name of Trustee	Aggregate Compensation from The Merger Fund	Aggregate Compensation from WCM Alternatives: Event-Driven Fund	Aggregate Compensation from WCM Alternatives: Credit Event Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from Fund and Fund Complex Paid to Trustees**
Roy D. Behren	$0	$0	$0	$0	$0	$0
Michael T. Shannon	$0	$0	$0	$0	$0	$0
Barry Hamerling	$[ ]	$[ ]	$[ ]	$0	$0	$[ ]
Richard V. Silver	$[ ]	$[ ]	$[ ]	$0	$0	$[ ]
Christianna Wood	$[ ]	$[ ]	$[ ]	$0	$0	$[ ]

*
A deferred compensation plan for the benefit of the Trustees has been adopted by The Merger Fund.  Under the deferred compensation plan, each participating Trustee may elect in advance to defer cash compensation to be earned by the participant during the plan year.  A participant may elect to receive payments in the form of a lump sum cash payment or in the form of an annual installment payout made over a specified period of two to ten years, with such payment to be made or begin on a specified date or upon a participant’s separation of service as a member of the Board.  For the fiscal year ended December 31, 2020, Mr. Hamerling accrued $[  ] as deferred compensation from the Funds.

**	The fund complex consists of The Merger Fund, The Merger Fund VL, WCM Alternatives: Event-Driven Fund, and WCM Alternatives: Credit Event Fund.

Neither the Independent Trustees, nor members of their immediate families, own securities beneficially or of record in the Adviser or an affiliate of the Adviser.

Codes of Ethics

The Merger Fund, WCM Alternatives: Event-Driven Fund, WCM Alternatives: Credit Event Fund and the Adviser have adopted a joint code of ethics under Rule 17j-1 of the 1940 Act (the “Joint Code of Ethics”).  The Funds’ Trustees and officers and employees of the Adviser are permitted to engage in personal securities transactions, including in securities that may be purchased or held by a Fund, subject to the restrictions and procedures contained in the Code of Ethics, which has been approved by the Board in accordance with standards set forth under the 1940 Act.  The Fund’s principal underwriter and distributor has also adopted a similar code of ethics under Rule 17j-1 of the 1940 Act. The Joint Code of Ethics is filed as exhibits to each Fund’s Registration Statement and is available to the public.  The Joint Code of Ethics is also available on the EDGAR Database on the SEC’s Internet site (http://www.sec.gov); or, upon payment of copying fees, by writing the SEC’s public reference section, 100 F Street N.E. Washington DC 20549-0102, or by electronic mail at publicinfo@sec.gov.

Trustee Equity Ownership as of December 31, 2020

Name of Trustee	Dollar Range of Equity Securities in The Merger Fund	Dollar Range of Equity Securities in WCM Alternatives: Event-Driven Fund	Dollar Range of Equity Securities in WCM Alternatives: Credit Event Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies(1)
Trustees who are “interested persons” of the Fund
Roy D. Behren	[Over $100,000]	[Over $100,000]	[Over $100,000]	[Over $100,000]
Michael T. Shannon	[Over $100,000]	[Over $100,000]	[Over $100,000]	[Over $100,000]

Trustees who are not “interested persons” of the Fund
Richard V. Silver	[$10,001-$50,000]	[Over $100,000]	[$0]	[Over $100,000]
Christianna Wood	[$10,001-$50,000]	[$0]	[$0]	[$10,001-$50,000]
Barry Hamerling	[Over $100,000]	[Over $100,000]	[Over $100,000]	[Over $100,000]

(1)	The family of investment companies includes The Merger Fund, The Merger Fund VL, WCM Alternatives: Event-Driven Fund, and WCM Alternatives: Credit Event Fund.

Proxy and Corporate-Action Voting Policies and Procedures

The Merger Fund and WCF have adopted Proxy and Corporate-Action Voting Policies and Procedures that govern the voting of proxies for securities held by the Funds.  The Adviser has full authority to vote proxies or act with respect to other shareholder actions on behalf of the Funds.  The Adviser’s primary consideration in voting proxies is the best interest of the Funds.  Where a proxy proposal raises a material conflict between the Adviser’s interests and a Fund’s interests, the Adviser will resolve the conflict by following the policy guidelines.  The proxy-voting guidelines describe the Adviser’s general position on proposals.  The Adviser will generally vote against any management proposal that clearly has the effect of restricting the ability of shareholders to realize the full potential value of their investment.  Routine proposals that do not change the structure, bylaws or operations of the corporation to the detriment of the shareholders will normally be approved.  The Adviser will review certain issues on a case-by-case basis based on the financial interest of the Funds.  When securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion.  However, if the Adviser has knowledge that an event will occur having a material effect on a Fund’s investment in a loaned security, the Adviser may seek to call the loan in time to vote the securities or the Adviser may seek to enter into an arrangement which ensures that the proxies for such material events may be voted as the Adviser believes is in the Fund’s best interests.  There can be no assurance that the Adviser will be successful in calling a loan in time to vote the securities or entering into an arrangement to ensure the proxies for such events will be voted as the Adviser believes is in a Fund’s best interests. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available for each Fund without charge, upon request, by calling the Funds’ Transfer Agent at 1-800-343-8959 and on the SEC’s website at www.sec.gov.

SERVICES AND INVESTMENT PLANS

(See “INVESTMENT PLANS” in the Funds’ combined prospectus.)

The costs of services rendered to the Funds’ investors by their transfer agent, U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”) are paid for by the Funds; however, in order to cover abnormal administrative costs, investors requesting a historical transcript of their account will be charged a fee based upon the number of years researched.  The Funds reserve the right, on 60 days’ written notice, to charge investors to cover other administrative costs of services provided to shareholders.

 Certain of the plans described below may be available only to those purchasing Investor Class shares.

IRA Plans

Individuals may establish an Individual Retirement Account (“IRA”) through “The Merger Fund IRA Plan,” “WCM Alternatives: Event-Driven Fund IRA Plan,” or “WCM Alternatives: Credit Event Fund IRA Plan” (collectively, the “IRA Plans”) The IRA Plans provide individuals with the opportunity to establish an IRA in order to purchase shares of a Fund.  Each of the  IRA Plans can also be used for a transfer from an existing IRA, or for a rollover from a qualified retirement plan from which the individual receives a lump-sum distribution.  The forms of the IRA Plans meet the requirements of Section 408 of the Internal Revenue Code of 1986, as amended.  U.S. Bank, N.A. acts as custodian for the IRA Plans, and the adoption of any of the IRA Plans by each individual is subject to acceptance or rejection by U.S. Bank, N.A. in its capacity as custodian.

Qualifying shareholders may invest in a Fund through a “Roth IRA,” which is a form of IRA created in 1997.  Shareholders should consult with their own financial advisers to determine eligibility.

Other Retirement Plans

Investors may invest in a Fund through certain prototype plans which provide opportunities to corporations, self-employed individuals and partnerships to establish defined benefit and defined contribution qualified retirement plans under which shares of a Fund may be purchased.  Such plans can, in most cases, also accept a transfer or a rollover from an existing qualified retirement plan from which an individual receives a lump-sum distribution of the individual’s entire account balance in such plan.  A defined-benefit qualified retirement plan specifies what a participant’s pension benefit will be, and the employer (including a self-employed individual) adopting the plan must then fund the plan on an actuarial basis so it can pay the promised benefit.  A defined-contribution qualified retirement plan does not promise any definite benefit but instead provides for certain contributions to be made to the plan, and a participant’s ultimate benefit depends on the amount that has accumulated in his account.  Fund Services acts as custodian of the qualified plans.  Each plan as adopted by an employer (including a self-employed individual) or partnership is subject to acceptance or rejection by Fund Services.

Systematic Withdrawal Plan

Shareholders participating in a Systematic Withdrawal Plan should note that disbursements may be based on the redemption of a fixed dollar amount, fixed number of shares, percent of account or declining balance.  Any income, dividends and capital-gain distributions on shares held in Systematic Withdrawal Plan accounts should be reinvested in additional Fund shares.  Systematic Withdrawal Plan payments will be made out of the proceeds realized from the redemption of Fund shares held in the account.  These redemptions made to effect withdrawal payments may reduce or exhaust entirely the original investment held under the plan.  A Systematic Withdrawal Plan may be terminated at any time by the shareholder or a Fund upon written notice and will be automatically terminated when all Fund shares in the shareholder’s account under the plan have been liquidated.

USA PATRIOT ACT

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an account directly with a Fund, you will be asked your name, address, date of birth, and other information that will allow you to be identified. You may also be asked for other identifying documentation. If a Fund is unable to verify the information shortly after your account is opened, your account may be closed and your shares redeemed at their NAVs at the time of the redemption.

NET ASSET VALUE

(See “NET ASSET VALUE” in the Funds’ combined prospectus.)

You may purchase or redeem shares of a Fund on any day when a Fund calculates its NAV.  The Funds calculate their NAVs on each weekday other than days when the NYSE is closed for a holiday or days when the NYSE is otherwise scheduled to be closed (each day a NAV is calculated, a “Business Day”). Each Fund calculates the NAV of each class of its shares by determining the aggregate value of all of the assets attributable to that class less all liabilities attributable to that class, and then dividing that difference by the total number of shares of that class outstanding.  The Fund normally calculates its NAV each Business Day as of 4:00 p.m. Eastern Time.  On days when the NYSE has scheduled an early close for regular trading (e.g., due to a holiday), the Fund normally calculates its NAV as of the time of that early close.  Notwithstanding the preceding, the Fund may determine to calculate its NAV as of the close of regular trading on the NYSE on any day when there is an unscheduled early close to regular trading on the NYSE.  The values of the Funds’ investments, especially those traded in foreign markets, may change on days when you cannot purchase or redeem shares of the Funds.  In order for your purchase order to be processed at a Fund’s NAV determined on a Business Day, the Fund (or an authorized financial intermediary) must receive your purchase request in good order before the time as of which the Fund calculates its NAV.  In the case of orders submitted through an authorized financial intermediary, the intermediary must also subsequently communicate the request properly and timely to a Fund for you to receive the Fund’s NAV determined on that Business Day.

The Funds value their portfolio securities for purposes of calculating their NAVs using procedures approved by the Funds’ Board of Trustees.  Those procedures allow for a variety of methodologies to be used to value the Funds’ investments.  The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time a Fund calculates its NAV or based on other considerations.  The procedures also permit a level of judgment to be used in the valuation process.  Accordingly, the methodologies summarized below are not an exhaustive list of the methodologies a Fund may use to value an investment and they may not represent the means by which a Fund’s investments are valued on any particular Business Day.

Equity securities, including common and preferred stocks, closed-end funds and ETFs, that trade on an exchange will typically be valued based on the last reported sale price.  Securities listed on NASDAQ are typically valued using the NASDAQ Official Closing Price.  If, on a particular day, an exchange-listed security does not trade, then the mean between the closing bid and asked prices will typically be used to value the security. Fixed income securities having a maturity of greater than 60 days are typically valued based on evaluations provided by an independent pricing vendor approved by the Board of Trustees. Investments in United States government securities (other than short-term securities) are valued at the mean between the 4:00 p.m. New York time bid and asked prices supplied by a third party vendor. Short-term fixed-income securities having a maturity of less than 60 days are valued at market quotations or based on valuations supplied by a third party pricing service. If a reliable price from a third party pricing service is unavailable, amortized cost may be used if it is determined that the instrument’s amortized cost value represents approximately the fair value of the security. Investments in Special Purpose Acquisition Companies, including their related units, shares, rights and warrants (each a “SPAC interest”), will typically be valued by reference to the last reported transaction for the composite exchange. If, on a particular day, no reliable market transaction is readily available and reported for the composite exchange, then the mean between the closing bid and asked prices on the composite exchange will be used to value the SPAC interest, or the SPAC interest will be fair valued in accordance with the Fund’s pricing procedures. If a Fund has elected to redeem a SPAC interest, the redeemed SPAC interest will typically be valued by reference to the last reported transaction for the SPAC interest on the composite exchange, or the mean between the closing bid and ask prices on the composite exchange, in each case immediately before the deadline for the tender of redemption orders for the SPAC interest or, if known, the announced redemption proceeds Exchange-traded options are typically valued at the higher of the intrinsic value of the option (i.e., what a Fund would pay or can receive upon the option being exercised) or the last reported composite sale price when such sale falls between the bid and asked prices.  Notwithstanding the above, options that trade principally on a European exchange are typically valued at the “settlement price” as reported by the exchange on which the option principally trades. If the settlement price for a European exchange-traded option is unreliable or unavailable, the option will generally be valued at the last reported sale price. When the last sale of an exchange-traded option is outside the bid and asked prices, the Funds will typically value the option at the higher of the intrinsic value of the option or the mean between the highest end of day option bid price and the lowest end of day option ask price.  Investments in registered open-end investment companies are typically valued at their reported NAV per share. Forward currency contracts are valued daily at the prevailing forward exchange rate.  In general, swap prices are determined using the same methods as would be used to price the underlying security. When the underlying security is the subject of a completed corporate reorganization for which the final deal terms are known, the swap is priced at the value of the consideration to be received by the Funds.  The credit quality of counterparties and collateral is monitored and the valuation of a swap may be adjusted if it is believed that the credit quality of the counterparty or collateral affects the market value of the swap position.

The Funds typically fair value securities and assets for which (a) market quotations are not readily available or (b) market quotations are believed to be unrepresentative of market value.  For example, a Fund may fair value a security that primarily trades on an exchange that closes before the NYSE if a significant event occurs after the close of the exchange on which the security primarily trades but before the NYSE closes.  Fair valuations are determined in good faith by the Valuation Group, a committee comprised of persons who are officers of the Trust or representatives of the Adviser, acting pursuant to procedures adopted by the Board.  When fair-value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities.  In addition, due to the subjective nature of fair-value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale. Further, technological issues or other service disruption issues involving third party service providers may also cause a Fund to value its investments incorrectly. Incorrect valuations of a Fund’s portfolio holdings could result in a Fund’s shareholder transactions being effected at a NAV that does not accurately reflect the underlying value of the Fund’s portfolio, resulting in the dilution of shareholder interests.

ADDITIONAL INFORMATION ABOUT REDEMPTIONS

(See “REDEMPTIONS” in the Funds’ combined prospectus.)

Supporting documents in addition to those listed under “Redemptions” in the Funds’ combined prospectus will be required from executors, administrators, trustees, or if redemption is requested by one other than the shareholder of record.  Such documents include, but are not restricted to, stock powers, trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waiver of tax required in some states when settling estates.

Under the 1940 Act, a shareholder’s right to redeem shares and to receive payment therefor may be suspended at times:  (a) when the NYSE is closed, other than customary weekend and holiday closings; (b) when trading on that exchange is restricted for any reason; (c) when an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or (d) when the SEC by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.  In case of suspension of the right of redemption, payment of a redemption request will be made based on the NAV next determined after the termination of the suspension.

CONVERSION OF SHARES BETWEEN CLASSES

From time to time, a Fund may permit the conversion of shares of one class to another share class provided that the value of shares so converted meets the minimum initial investment requirements in the other class, that the shares of the other class are eligible for sale in the applicable state of residence, those shares are otherwise available for offer and sale, and such other terms and conditions as the Fund may determine are met. Ongoing fees and expenses incurred by a given share class will differ from those of other share classes, and a shareholder receiving new shares in an intra-Fund conversion may be subject to higher or lower total expenses following such conversion. Not all classes of shares may be open to new investors. Conversion transactions will be effected only into an identically registered account. Shareholders should consult their tax advisers as to the federal, foreign, state and local tax consequences of an intra-Fund exchange. Such conversion transactions must be effected according to other applicable law.  Each Fund reserves the right to refuse any or all requests for conversion. A conversion of shares between classes is exempt from the trading limits described in the Fund’s registration statement.

TAXATION

(See “DIVIDENDS, DISTRIBUTIONS AND TAXES” in the Funds’ prospectuses.)

The following summary of certain U.S. federal income tax considerations generally applicable to an investment in a Fund is intended for general informational purposes only.  This discussion does not address all aspects of taxation (including state, local, and foreign taxes) that may be relevant to particular shareholders in light of their own investment or tax circumstances, or to particular types of shareholders (including insurance companies, tax-advantaged retirement plans, financial institutions or broker-dealers, foreign corporations, and persons who are not citizens or residents of the United States) subject to special treatment under U.S. federal income tax laws.  This summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), the regulations thereunder, published rulings and court decisions in effect as of the date of this SAI.  These authorities are subject to change by legislative or administrative action, possibly on a retroactive basis.

You are advised to consult your own tax adviser with respect to the specific tax consequences of an investment in a Fund in light of your particular circumstances and the possible application of foreign, state and local tax laws.  This discussion is not intended as a substitute for careful tax planning. Special tax rules apply to investments through defined contribution plans and other tax-qualified plans or tax-advantaged arrangements. Shareholders should consult their tax advisers to determine the suitability of shares of a Fund as an investment through such plans and arrangements and the precise effect of an investment on their particular tax situation.

U.S. Federal Income Taxation—in General

Each Fund has elected or intends to elect to be treated as a “regulated investment company” (a “RIC”) under Subchapter M of the Code and intends each year to qualify and be eligible to be treated as such.  In order to qualify for the special tax treatment accorded RICs and their shareholders, each Fund must, among other things:

(a) derive at least 90% of its gross income in each taxable year from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below);

(b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets consists of cash and cash items, U.S. government securities, securities of other RICs, and other securities limited in respect of any one issuer  to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in (x) the securities (other than those of the U.S. government or other RICs) of any one issuer, or of two or more issuers that the Fund controls and that are engaged in the same, or similar trades or businesses or related trades or businesses, or (y) the securities of one or more “qualified publicly traded partnerships” (as defined below); and

 (c) distribute with respect to each taxable year at least 90% of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) for such year.

In general, for purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by a Fund.  However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in (a)(i) above) will be treated as qualifying income.  In general, such entities will be treated as partnerships for U.S. federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2).  MLPs in which a Fund invests, if any, generally are expected to be qualified publicly-traded partnerships.  In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification test in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.  Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment will depend on the terms and conditions of that investment.  In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (b) above.

If a Fund qualifies as a RIC that is accorded special tax treatment, the Fund will not be subject to U.S. federal income tax on income or gains that it distributes to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below) in a timely manner.

If a Fund were to fail to meet the income, diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise to fail to qualify for treatment as a RIC accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as ordinary income.  Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders and may be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals, provided, in both cases, the shareholder meets certain holding period and other requirements in respect of the Fund's shares (as described below). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment.

 Any taxable income, including any net capital gain, retained by a Fund will be subject to tax at the Fund level at regular corporate rates. If a Fund were to fail to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year (or November 30 or December 31 of that year, if the Fund is permitted to elect and so elects), plus any such amounts retained from the prior year, the Fund would be subject to a nondeductible 4% excise tax on the undistributed amounts.  For purposes of the required excise tax distribution, a Fund’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year (or November 30 of that year, if the Fund is eligible to make and makes the election described above) generally are treated as arising on January 1 of the following calendar year; in the case of a Fund with a December 31 year end that is eligible to make and makes the election described above, no such gains or losses will be so treated. Also, for these purposes, the Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year.  Each Fund intends generally to make distributions sufficient to avoid the imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and may distribute its net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards) annually. Taxable income, including any net capital gain, that is retained by a Fund will be subject to tax at the Fund level at regular corporate rates.    If a Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a timely notice to its shareholders who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities.  If a Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.  The Funds are not required to, and there can be no assurance that a Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend  (as defined below), its taxable income, and its earnings and profits, a RIC generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion of the taxable year after October 31, or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, and its (ii) other net ordinary loss attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Fund’s net investment income.  Instead, potentially subject to certain limitations, the Fund may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains. Those losses will be carried forward to one or more subsequent taxable years without expiration to offset capital gains realized during such subsequent taxable years; any such carryforward losses will retain their character as short-term or long-term.

Federal Income Taxation of Shareholders

For U.S. federal income tax purposes, distributions of investment income generally are taxable to shareholders as ordinary income.  Taxes on distributions of capital gains are determined by how long a Fund owned or is deemed to have owned the investments that generated them, rather than how long a shareholder may have owned shares in the Fund.  In general, a Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less.  Distributions of net capital gain that are properly reported by a Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates relative to ordinary income.  Distributions from capital gains generally are made after applying any available capital loss carryforwards.  Tax rules can alter a Fund’s holding period in investments and thereby affect the tax treatment of gain or loss on such investments.  Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income. Each Fund expects that, as a result of its investment objectives and strategies, its income will consist primarily of short-term capital gains, which are taxable as ordinary income when distributed to shareholders.  Along with any items of ordinary income, such distributions of short-term capital gain, in the case of non-corporate shareholders, can be reduced by capital losses only to the extent of $3,000 (or $1,500 in the case of a married taxpayer filing separately) per year, and in the case of corporate shareholders cannot be reduced by capital losses.

The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts.   For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by a Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, redemption, exchange or other taxable disposition of Fund shares.  Shareholders are advised to consult their tax advisers regarding the possible implications of this additional tax on their investment in a Fund.

Any dividend declared and made payable to shareholders of record in October, November or December of a calendar year is deemed to have been paid by a Fund and received by shareholders on December 31 of such calendar year, provided that the Fund pays the dividend in January of the following year.

Distributions are taxable to shareholders in the same manner whether shareholders receive them in cash or reinvest them in additional shares through a dividend reinvestment plan.

Distributions by a Fund will result in a reduction in the fair market value of the Fund’s shares.  A distribution may be taxable to a shareholder even though, from an investment standpoint, it may constitute a partial return of capital.  In particular, an investor that purchases shares of the Fund just prior to a taxable distribution will then receive a return of investment upon distribution, which will nevertheless be taxable to this shareholder as ordinary income or capital gain.

Distributions of investment income reported by a Fund as derived from qualified dividend income will be taxed in the hands of individuals at the reduced rates applicable to net capital gain, provided certain holding period and other requirements are met at the shareholder and Fund level.  The Funds generally do not expect a substantial amount of their distributions will be eligible for treatment as qualified dividend income.

A portion of the dividends paid by the Funds to shareholders that are corporations (other than S corporations) may be eligible for the dividends-received deduction to the extent such dividends are derived from dividends received from U.S. corporations, provided certain holding period and other requirements are met at the shareholder and Fund level.  The Funds generally do not expect that a significant portion of their distributions will be eligible for the corporate dividends-received deduction.

Any distribution of Fund income that is attributable to (i) income received by a Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by a Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

Subject to any further regulatory guidance to the contrary, any distribution of income attributable to qualified publicly traded partnership income from a Fund’s investment in an MLP, as applicable, will ostensibly not qualify for the deduction that would be available to a non-corporate shareholder were the shareholder to own such MLP directly.

The ultimate tax characterization of a Fund’s distributions made in a taxable year cannot be determined until after the end of that taxable year. As a result, there is a possibility that a Fund may make total distributions during a taxable year in an amount that exceeds the Fund’s current and accumulated earnings and profits, in which case the excess generally will be treated as a return of capital to shareholders to the extent of each shareholder’s tax basis in Fund shares, and thereafter as capital gain.  A return of capital is not taxable, but it reduces a shareholder’s tax basis in its Fund shares, thus reducing any loss or increasing any gain on the subsequent taxable disposition by the shareholder of those shares.

Sale, Exchange or Redemption of Shares. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months.  Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss.  However, any loss realized upon a taxable disposition of Fund shares held by a shareholder for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to those shares.

Further, all or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under the Code’s “wash sale” rule if other substantially identical shares are purchased, including by means of dividend reinvestment, within 30 days before or after the disposition.  In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Upon the sale, exchange or redemption of Fund shares, the Fund or, in the case of shares purchased through a financial intermediary, the intermediary may be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you sold, exchanged or redeemed.  See the Funds’ combined prospectus for more information.

Taxation of the Fund’s Investments

Foreign Currency Transactions.   Any transaction by a Fund in foreign currencies, foreign currency-denominated debt obligations or certain foreign currency options, futures contracts or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.  Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income.  Any net ordinary losses so created cannot be carried forward by a Fund to offset income or gains earned in subsequent taxable years.

Passive Foreign Investment Companies.  Equity investments by a Fund in certain “passive foreign investment companies” (“PFICs”) are subject to special tax rules.  A PFIC is any foreign corporation of which (i) 75% or more of the corporation’s gross income for the taxable year is passive income, or (ii) the average percentage of assets (generally by value, but by adjusted tax basis in certain cases) held by such corporation during the taxable year that produce or are held for the production of passive income is at least 50%. Generally, “passive income” for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

Equity investments by the Fund in certain PFICs could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC, which tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may elect to avoid the imposition of that tax.  For example, a Fund may elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. Alternatively, a Fund may make an election to mark the gains (and to a limited extent losses) in its PFIC holdings “to the market” as though it had sold and (solely for purposes of this mark-to-market election) repurchased those holdings on the last day of the Fund’s taxable year.  Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return.

 Dividends paid by PFICs will not be eligible to be treated as qualified dividend income (described above).  Because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances.

Options and Futures.  In general, option premiums received by a Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by a Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock.  If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased.  The termination of a Fund’s obligation under an option other than through the exercise of the option will result in gain or loss, depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Subject to certain exceptions, some of which are described below, such gain or loss generally will be short-term. Thus, for example, if an option written by a Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

A Fund’s options activities may include transactions constituting straddles for U.S. federal income tax purposes, that is, that trigger the U.S. federal income tax straddle rules contained primarily in Section 1092 of the Code.   Such straddles include, for example, positions in a particular security, or an index of securities, and one or more options that offset the former position, including options that are “covered” by a Fund’s long position in the subject security.  Very generally, where applicable, Section 1092 requires (i) that losses be deferred on positions deemed to be offsetting positions with respect to “substantially similar or related property,” to the extent of unrealized gain in the latter, and (ii) that the holding period of such a straddle position that has not already been held for the long-term holding period be terminated and begin anew once the position is no longer part of a straddle. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. These straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the dividends-received deduction, as the case may be.

 The tax treatment of certain positions entered into by a Fund (including regulated futures contracts, certain foreign currency positions and certain listed non-equity options) will be governed by Section 1256 of the Code (“section 1256 contracts”).  Non-equity options for this purpose can include options on certain stock indexes.  Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

Other Derivatives, Hedging, and Related Transactions.  In addition to the special rules described above in respect of futures and options transactions, a Fund’s transactions in other derivative instruments (e.g., forward contracts and swap agreements), as well as any of its hedging, short sale, securities loan or similar transactions, may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale and short sale rules).  These rules may affect whether gains and losses recognized by a Fund are treated as ordinary or capital, accelerate the recognition of income or gains to a Fund, defer losses to a Fund, and cause adjustments in the holding periods of a Fund’s securities, thereby affecting, among other things, whether capital gains and losses are treated as short-term or long-term.  These rules could therefore affect the amount, timing and/or character of distributions to shareholders.

Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax.

Book-Tax Differences. Certain of a Funds’ investments in derivative instruments and foreign currency-denominated instruments, and any of a Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and its taxable income.  If a Fund’s book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment and to avoid an entity-level tax.  In the alternative, if a Fund’s book income exceeds its taxable income (including realized capital gains), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits, (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

 Special Rules for Debt Obligations.  Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued originally at a discount.  Generally, the original issue discount (“OID”) is treated as interest income and is included in a Fund’s income (and required to be distributed by the Fund) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security.  In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a Fund in the secondary market may be treated as having “market discount.”  Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation.  Subject to the discussion below regarding Section 451 of the Code: (i) generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security; (ii) alternatively, a Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security; and (iii) the rate at which the market discount accrues, and thus is included in a Fund’s income, will depend upon which of the permitted accrual methods the Fund elects. Notwithstanding the foregoing, effective for taxable years beginning after 2017, Section 451 of the Code generally requires any accrual method taxpayer to take into account items of gross income no later than the time at which such items are taken into account as revenue in the taxpayer's financial statements.   The Treasury Department has issued proposed regulations on which taxpayers may currently rely providing that this rule does not apply to the accrual of market discount.  If Section 451 were to apply to the accrual of market discount, a Fund would be required to include in income any market discount as it takes the same into account on its financial statements.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price).  A Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in a Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

If a Fund holds the foregoing kinds of obligations, or other obligations subject to special rules under the Code, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received.  Such distributions may be made from the cash assets of a Fund or, if necessary, by disposition of portfolio securities including at a time when it may not be advantageous to do so.  These dispositions may cause a Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) and, in the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend than if the Fund had not held such obligations.

Securities Purchased at a Premium.  Very generally, where a Fund purchases a bond at a price that exceeds the redemption price at maturity – that is, at a premium – the premium is amortizable over the remaining term of the bond.  In the case of a taxable bond, if a Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without the consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the Fund is permitted to deduct any remaining premium allocable to a prior period.

High Yield Obligations; At-Risk or Distressed Securities.  A portion of the OID accrued on certain high yield discount obligations may not be deductible to the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends received deduction.  In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by a Fund may be eligible for the dividends received deduction to the extent attributable to the deemed dividend portion of such OID.

Tax rules are not entirely clear about issues such as whether or to what extent a Fund should recognize market discount on a debt obligation, when the Fund may cease to accrue interest, OID or market discount, when and to what extent the Fund may take deductions for bad debts or worthless securities and how the Fund should allocate payments received on obligations in default between principal and income.  These and other related issues will be addressed by a Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

Mortgage-Related Securities.  A Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”), including by investing in residual interests in CMOs with respect to which an election to be treated as a REMIC is in effect, or equity interests in taxable mortgage pools (“TMPs”).  Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of the Fund’s income (including income allocated to the Fund from a pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events.  This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly.  As a result, a Fund investing in such interests may not be a suitable investment for charitable remainder trusts, as noted under “Tax-Exempt Shareholders” below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder (see below), will not qualify for any reduction in U.S. federal withholding tax.  A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.

Other Taxation

Foreign Taxes.  Income, gain or net proceeds received by a Fund (or an investment company in which the Fund has invested) from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.  Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of a Fund’s assets at taxable year end consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their U.S. federal income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code.  In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by a Fund.  A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by a Fund is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes.  Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. Even if a Fund were eligible to make such an election for a given year, it may determine not to do so.  Shareholders that are not subject to U.S. federal income tax, and those who invest in a Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by a Fund.

 Backup Withholding.  A Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Tax-Exempt Shareholders

Income of a Fund that would be UBTI if earned directly by a tax-exempt entity generally will not constitute UBTI when distributed to a tax-exempt shareholder of a Fund.  Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize

UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

A tax-exempt shareholder may also recognize UBTI if a Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs as described above, if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs.  Under legislation enacted in December 2006, a CRT (as defined in Section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI.  Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in a Fund that recognizes “excess inclusion income.”  Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund.

 CRTs and other tax-exempt investors are urged to consult their tax advisers concerning the consequences of investing in a Fund.

Foreign Shareholders

Distributions by a Fund to shareholders that are not “U.S. persons” within the meaning of the Code (“foreign shareholders”) properly reported by a Fund as (1) Capital Gain Dividends, (2) short-term capital gain dividends, and (3) interest-related dividends, each as defined and subject to certain conditions described below, generally are not subject to withholding of U.S. federal income tax.

In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions from U.S. source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, in each case to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders.

The exception to withholding for interest-related dividends does not apply to distributions to a foreign shareholder (A) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation.  The exceptions to withholding for Capital Gain Dividends and short-term capital gain dividends do not apply to (A) distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions attributable to gain that is treated as effectively connected with the conduct by the foreign shareholder of a trade or business within the United States under special rules regarding the disposition of U.S. real property interests, as described below. If a Fund invests in a RIC that pays Capital Gain Dividends, short-term capital gain dividends or interest-related dividends to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to foreign shareholders. The Fund is permitted to report such part of its dividends as interest-related and/or short-term capital gain dividends as are eligible, but is not required to do so. In the case of shares held through an intermediary, the intermediary may withhold even if a Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders.

 Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.

Distributions by a Fund to foreign shareholders other than Capital Gain Dividends, interest-related dividends, and short-term capital gain dividends (e.g., dividends attributable to foreign-source dividend and interest income or to short-term capital gains or U.S. source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

A foreign shareholder generally is not subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund unless (i) such gain is effectively connected with the conduct of a trade or business carried on by such foreign shareholder within the United States, or (ii) in the case of an individual shareholder, the foreign shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the  foreign shareholder’s sale of shares of a Fund (as described below).

Special rules would apply if a Fund were a qualified investment entity (“QIE”) because it is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition of USRPIs described below.  Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets.  USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years.  If an interest in the Fund were a USRPI, the Fund would be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder, in which case such foreign shareholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.

If a Fund were a QIE, under a special “look through” rule, any distributions by the Fund to a foreign shareholder (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable directly or indirectly to (i) distributions received by the Fund from a lower-tier RIC or real estate investment trust that the Fund is required to treat as USRPI gain in its hands and (ii) gains realized on the disposition of USRPIs by the Fund would retain their character as gains realized from USRPIs in the hands of the Fund’s foreign shareholders and would be subject to U.S. tax withholding.  In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates.  The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of the Fund. Foreign shareholders of the Fund also may be subject to “wash sale” rules to prevent the avoidance of the tax-filing and -payment obligations discussed above through the sale and repurchase of Fund shares.

 Foreign shareholders should consult their tax advisers and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in the Fund.

 Foreign shareholders with respect to whom income from a Fund is effectively connected with a trade or business conducted by the foreign shareholder within the United States will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by that holder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisers.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with special certification and filing requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E or substitute form). Foreign shareholders should consult their tax advisers in this regard.

 Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. Additional considerations may apply to foreign trusts and estates. Investors holding Fund shares through foreign entities should consult their tax advisers about their particular situation.

A foreign shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal tax on income referred to above.

Tax Shelter Reporting Regulations

Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.  Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Shareholder Reporting Obligations With Respect to Foreign Bank and Financial Accounts

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of a Fund by vote or value could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts.  Shareholders should consult a tax adviser, and persons investing in the Fund through an intermediary should contact their intermediary, regarding the applicability to them of this reporting requirement.

Other Reporting and Withholding Requirements

Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require a Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder fails to provide this information or otherwise fails to comply with FATCA or an IGA, a Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays. If a payment by a Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., short-term capital gain dividends and interest-related dividends). The IRS and the Department of Treasury have issued proposed regulations providing that these withholding rules will not apply to the gross proceeds of share redemptions or Capital Gain Dividends a Fund pays.

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

Each distribution is accompanied by a brief explanation of the form and character of the distribution.  Early in each year, the Fund issues to each shareholder a statement of the federal income tax status of all distributions made by the Fund during the prior year.

The foregoing discussion is a general summary of certain material U.S. federal income tax consequences of owning and disposing of shares in a Fund.

Shareholders of a Fund may be subject to state, local and foreign taxes on distributions received from the Fund and on redemptions of the Fund’s shares.  Also, this summary does not deal with all aspects of U.S. federal income taxation that may be relevant to particular shareholders in light of their particular circumstances.  Accordingly, prospective shareholders should consult their tax advisers about the application of the provisions of tax law described in this SAI and the specific federal tax consequences of purchasing, holding, and disposing of shares in a Fund, in light of their particular tax situations.

Capital Loss Carryforward

[As of December 31, 2020, TMF had no post-October and $[  ] of late-year losses. As of December 31, 2020, CEF did not have any post-October ordinary losses deferred, on a tax basis. As of December 31, 2020, EDF did not have any post-October ordinary losses deferred, on a tax basis. As of December 31, 2020, TMF had $[  ] of short-term and no long-term capital loss carryover. As of December 31, 2020, EDF had no short-term or long-term capital loss carryover. As of December 31, 2020, CEF had no short-term or long-term capital loss carryover.]

ORGANIZATION AND CAPITALIZATION

General

The Merger Fund is an open-end management investment company established under the laws of the Commonwealth of Massachusetts by a Declaration of Trust dated April 12, 1982, as amended and restated on July 30, 2013 (the “Merger Fund Declaration of Trust”).  Previously known as the Risk Portfolio of The Ayco Fund, the Fund commenced doing business as The Merger Fund on January 31, 1989.  The Fund’s name was formally changed to The Merger Fund on August 22, 1989.

Each of WCM Alternatives: Event-Driven Fund and WCM Alternatives: Credit Event Fund is a series of Westchester Capital Funds, an open-end management investment company established under the laws of the Commonwealth of Massachusetts by a Declaration of Trust dated March 20, 2013 (the “WCF Declaration of Trust” and, together with the Merger Fund Declaration of Trust, the “Declarations of Trust”)

 Each Fund’s activities are supervised by its Trustees.  The Declarations of Trust permit the Trustees to issue an unlimited number of full and fractional shares of each Fund.  The Trustees are also empowered by the Declarations of Trust and each Fund’s By-Laws to create additional series of shares, or portfolios.

As permitted by Massachusetts law, there will normally be no meetings of shareholders for the purpose of electing Trustees unless required by the 1940 Act.  In such an event, the Trustees then in office will call a shareholders’ meeting for the election of Trustees.  Except for the foregoing and unless removed by action of the shareholders in accordance with a Fund’s By-Laws, the Trustees shall continue to hold office and may appoint successor Trustees.  The Trustees shall only be liable in cases of their willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

The shares of each Fund are divided into two classes: Investor Class and Institutional Class. The share classes each have different eligibility and minimum investment requirements, which are disclosed in the Funds’ combined prospectus. The multiple class structure could be terminated should certain IRS rulings or SEC regulatory positions be rescinded or modified.

The underlying assets attributable to a class of a Fund are charged with the expenses attributable to that class of the Fund and with a share of the general expenses of the Fund. Any general expenses of a Fund that are not readily identifiable as belonging to a particular class of the Fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine.

Shares of each Fund’s common stock entitle their holders to one vote per share.  Shares have non-cumulative voting rights in the election of Trustees, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees and, in such event, the holders of the remaining shares voting for the election of Trustees will not be able to elect any person or persons as Trustees.  Shares of classes may have different voting rights, such as (i) when required by the Investment Company Act of 1940; or (ii) when the Trustees determine that such a matter affects only the interests of a particular class. Shares have no preemptive or subscription rights.

Control Persons and Principal Shareholders

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund.  The following persons or entities each hold of record 5% or more of the outstanding shares of each class of the Fund as of March 31, 2021: [TO BE UPDATED BY AMENDMENT]

 The Merger Fund

NAME AND ADDRESS	CLASS	PERCENT HELD
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY, NJ 07310-1995	Institutional	[ ]%
CHARLES SCHWAB & CO INC REINVEST A/C 0010003986 ATTN MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO, CA 94105-1905	Institutional	[ ]%
WELLS FARGO BANK NA FBO OMNIBUS ACCOUNT CASH/CASH XXXX0 PO BOX 1533 MINNEAPOLIS, MN 55480-1533	Institutional	[ ]%
PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0001	Institutional	[ ]%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK, NY 10004-1901	Institutional	[ ]%
TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA, NE 68103-2226	Institutional	[ ]%
CHARLES SCHWAB & CO INC REINVEST A/C 0010003986 ATTN MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO, CA 94105-1905	Investor	[ ]%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY, NJ 07310-1995	Investor	[ ]%
MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE, FL 32246-6484	Investor	[ ]%

TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA, NE 68103-2226	Investor	[ ]%
PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0001	Investor	[ ]%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY O TOOLE 4707 EXECUTIVE DR SAN DIEGO, CA 92121-3091	Investor	[ ]%

WCM Alternatives: Event-Driven Fund

NAME AND ADDRESS	CLASS	PERCENT HELD
CHARLES SCHWAB & CO INC REINVEST A/C 0010003986 ATTN MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO, CA 94105-1905	Institutional	[ ]%
TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA, NE 68103-2226	Institutional	[ ]%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY, NJ 07310-1995	Institutional	[ ]%
TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA, NE 68103-2226	Investor	[ ]%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY, NJ 07310-1995	Investor	[ ]%

WCM Alternatives: Credit Event Fund

NAME AND ADDRESS	CLASS	PERCENT HELD
TD AMERITRADE INC FBO OUR CLIENTS PO BOX 2226 OMAHA, NE 68103-2226	Institutional	[ ]%
J.P. MORGAN SECURITIES LLC FBO 741-45714-19 4 CHASE METROTECH CTR BROOKLYN, NY 11245-0001	Institutional	[ ]%
PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0001	Institutional	[ ]%

WESTCHESTER CAPITAL MANAGEMENT LLC 100 SUMMIT LAKE DR VALHALLA, NY 10595-1364	Institutional	[ ]%
WESTCHESTER CAPITAL MANAGEMENT INC FBO BARRY HAMERLING (DCP) 100 SUMMIT LAKE DR STE 201 VALHALLA, NY 10595-1364	Institutional	[ ]%
ASCENSUS TRUST COMPANY FBO WESTCHESTER CAPITAL MANAGEMENT 401K PLAN #257374 PO BOX 10758 FARGO, ND 58106-0758	Institutional	[ ]%
TD AMERITRADE INC FBO OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	Investor	[ ]%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105-1905	Investor	[ ]%

A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control.  Persons controlling a Fund will be able to affect the outcome of matters presented for a vote of that Fund’s shareholders and may be able to determine the outcome of any proposal submitted to the shareholders for approval, including changes to that Fund’s fundamental policies or the terms of its investment advisory agreement with the Adviser.  In addition, control persons may subject a Fund to the risk that a redemption by large shareholders of all or a portion of their Fund shares or a purchase of Fund shares in large amounts and/or on a frequent basis, including as a result of asset allocation decisions made by the Adviser, will adversely affect the Fund’s performance if it is forced to sell portfolio securities or invest cash when the Adviser would not otherwise choose to do so.  This risk will be particularly pronounced if one shareholder owns a substantial portion of the Fund.  Redemptions of a large number of shares may affect the liquidity of a Fund’s portfolio, increase the Fund’s transaction costs and/or lead to the liquidation of the Fund. Such transactions also potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any).

The following entities each hold of record 25% or more of the outstanding securities of the Fund as of March 31, 2021: [TO BE UPDATED BY AMENDMENT]

The Merger Fund

NAME AND ADDRESS	PERCENT HELD	JURISDICTION OF ORGANIZATION	Parent Company
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY, NJ 07310-1995	[ ]%	DE	Fidelity Brokerage Company

WCM Alternatives: Event-Driven Fund

NAME AND ADDRESS	PERCENT HELD	JURISDICTION OF ORGANIZATION	Parent Company
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105-1905	[ ]%	CA	The Charles Schwab Corporation
TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA, NE 68103-2226	[ ]%	NY	TD Ameritrade Online Holdings Corp.: TD Ameritrade Holding Corporation

WCM Alternatives: Credit Event Fund

NAME AND ADDRESS	PERCENT HELD	JURISDICTION OF ORGANIZATION	Parent Company
TD AMERITRADE INC FBO OUR CLIENTS PO BOX 2226 OMAHA, NE 68103-2226	[ ]%	NY	TD Ameritrade Online Holdings Corp.: TD Ameritrade Holding Corporation

Management Ownership

[As of March 31, 2021, the Trustees and officers of the Funds, as a group, owned less than 1% of the outstanding equity securities of each class of The Merger Fund, owned [  ]% of the outstanding equity securities of Investor Class shares of WCM Alternatives: Event-Driven Fund, owned [  ]% of the outstanding equity securities of Institutional Class shares of WCM Alternatives: Event-Driven Fund, owned less than 1% of the outstanding equity securities of Investor Class shares of WCM Alternatives: Credit Event Fund, and owned or controlled [  ]% of the outstanding equity securities of Institutional Class shares of WCM Alternatives: Credit Event Fund.] [TO BE UPDATED BY AMENDMENT]

Shareholder and Trustee Liability

Each Fund is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust.  Each Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of a Fund and provides for indemnification out of Fund property of any shareholder held personally liable for the obligations of a Fund.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund itself would be unable to meet its obligations.  Management believes that, in view of the above, the risk of personal liability of shareholders is remote.  The Declarations of Trust do not require the Funds to hold annual meetings of shareholders.  However, a Fund will hold special meetings when required by federal or state securities laws.  The holders of at least 10% of a Fund’s outstanding shares have the right to call a meeting of shareholders for the purpose of voting upon the removal of one or more Trustees, and in connection with any such meeting, the Fund will comply with the provisions of Section 16(c) of the 1940 Act relating to shareholder communications.

The Merger Fund Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declarations of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

Each Trustee has also entered into an Indemnification Agreement with each Trust.  The Indemnification Agreement provides that each Trust shall indemnify and hold harmless a Trustee against any and all expenses actually and reasonably incurred by a Trustee in any proceeding arising out of or in connection with the Trustee’s service to a Trust, to the fullest extent permitted by the relevant Trust’s governing documents and the governing law of the relevant Trust, the Securities Act, the Securities Exchange Act of 1934, and the 1940 Act.

PORTFOLIO MANAGERS

The following shows information regarding other accounts managed by each portfolio manager as of December 31, 2020. [TO BE UPDATED BY AMENDMENT]

Name of Portfolio Manager	Category	Number of Accounts	Total Assets in Accounts	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Assets in Accounts Where Advisory Fee is Based on Account Performance
Roy D. Behren	Registered Investment Companies	[ ]	$[ ]	[ ]	$[ ]
	Other Pooled Investment Vehicles	[ ]	$[ ]	[ ]	$[ ]
	Other Accounts	[ ]	$[ ]	[ ]	$[ ]
Michael T. Shannon	Registered Investment Companies	[ ]	$[ ]	[ ]	$[ ]
	Other Pooled Investment Vehicles	[ ]	$[ ]	[ ]	$[ ]
	Other Accounts	[ ]	$[ ]	[ ]	$[ ]
Steven V. Tan	Registered Investment Companies	[ ]	$[ ]	[ ]	$[ ]
	Other Pooled Investment Vehicles	[ ]	$[ ]	[ ]	$[ ]
	Other Accounts	[ ]	$[ ]	[ ]	$[ ]

Mr. Behren and Mr. Shannon are the principal owners of the Adviser.

Each of Messrs. Behren and Shannon has entered into a service agreement with the Adviser under which he receives distributions in his capacity as a principal of a limited liability company that is a member of the Adviser.  Their compensation is not linked by formula to the absolute or relative performance of the Funds, the Funds’ net assets or to any other specific benchmark.  Because Mr. Behren and Mr. Shannon are members of the Adviser, their compensation is determined in large part by the Adviser’s overall profitability, an important component of which is the level of fee income earned by the Adviser.  Pursuant to Advisory Contracts between the Adviser and each Fund, the Adviser is paid a fixed percentage of the net assets of each Fund and, therefore, its fee income will vary as those assets increase or decrease due to investment performance and subscription and redemption activity.

Messrs. Behren and Shannon also receive compensation from their interests in an affiliated registered investment adviser which manages an investment trust and other private investment funds that engage in merger arbitrage.  For its services, the affiliated adviser receives both a management fee and a percentage of the profits, if any, generated by such trust or funds.

The fact that Messrs. Behren and Shannon serve as portfolio managers of each Fund and as portfolio managers of other institutional and non-registered investment accounts creates the potential for a conflict of interest, since receipt of a portion of any profits realized by the accounts that are charged a performance-based fee could, in theory, create an incentive to favor such accounts (e.g., by allocating to them the most favorable investment opportunities or by allocating more resources and time to managing those accounts).  However, the Adviser believes that any conflicts of interest are mitigated, at least in part, for the following reasons: (i) the Funds and the other accounts all engage in merger arbitrage and, in many respects, are managed in a similar fashion; (ii) the Adviser follows strict and detailed written allocation procedures designed to allocate securities purchases and sales among the Funds and the other institutional and non-registered investment accounts in a fair and equitable manner over time; and (iii) all allocations and fair-value pricing reports are subject to review by the Adviser’s Chief Compliance Officer.

 As of December 31, 2020, the portfolio managers owned the following dollar range of equity securities in each of the Funds*: [TO BE UPDATED BY AMENDMENT]

	The Merger Fund	WCM Alternatives: Event-Driven Fund	WCM Alternatives: Credit-Event Fund*
Roy D. Behren	[Over $1,000,000]	[Over $1,000,000]	[Over $1,000,000]
Michael T. Shannon	[$100,001-$500,000]	[Over $1,000,000]	[Over $1,000,000]
Steven V. Tan	N/A*	N/A*	[$100,001-$500,000]

*  Mr. Tan is a portfolio manager of WCM Alternatives: Credit-Event Fund only.

ALLOCATION OF PORTFOLIO BROKERAGE

Subject to the supervision of the Trustees, decisions to buy and sell securities for the Funds are made by the Adviser.  The Adviser is authorized by the Trustees to allocate the orders placed by it on behalf of a Fund to broker-dealers who may, but need not, provide research or other services in respect of commissions paid by the Fund.

In selecting a broker-dealer to execute any given transaction, the Adviser may take the following factors, among other things, into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker or dealer to the investment performance of a Fund on a continuing basis.

Broker-dealers executing a portfolio transaction on behalf of a Fund may receive a commission in excess of the amount of commission another broker-dealer would have charged for executing the transaction if the Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage, research and other services provided, either in terms of the particular transaction or the Adviser’s overall responsibilities for accounts over which the Adviser exercises investment discretion.

When placing brokerage orders on behalf of the Funds, the Adviser uses reasonable efforts to select broker-dealers whose services are available at competitive commission rates, although the Adviser does not select broker-dealers solely on the basis of commission rates.  Consequently, the Adviser may pay a broker-dealer a commission in excess of that which another broker-dealer might have charged for effecting the same transaction. Some of the services received as the result of Fund transactions may primarily benefit accounts other than the Funds, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Funds.

In allocating portfolio brokerage, the Adviser may select broker-dealers who also provide brokerage, research and other services that may be useful to other accounts over which the Adviser or its affiliate exercises investment discretion.  Some of the services received as the result of Fund transactions may benefit accounts other than the Funds that generated the benefits.

When the Funds and the other accounts over which the Adviser or its affiliate exercises investment discretion are engaged in the simultaneous purchase or sale of the same securities, the Adviser and its affiliate may aggregate the orders.  As a result of the practice of bunching orders, the Adviser and its affiliate often must allocate purchases and sales of securities among different client accounts following the execution of a bunched purchase or sale order.  The Adviser maintains a policy of allocating the executions in a manner which seeks to treat all the accounts involved fairly and equitably over time.

For each of the last three fiscal years or the periods since a Fund’s inception, if shorter, The Merger Fund, WCM Alternatives: Event-Driven Fund and WCM Alternatives: Credit Event Fund paid the following brokerage commissions:

	The Merger Fund	WCM Alternatives: Event-Driven Fund	WCM Alternatives: Credit Event Fund*
December 31, 2020	[ ]	[ ]	[ ]
December 31, 2019	$4,582,562	$713,323	$1,798
December 31, 2018	$3,837,542	$431,404	$3,591
* WCM Alternatives: Credit Event Fund commenced operations on January 2, 2018.

For the fiscal year ended December 31, 2020, The Merger Fund paid brokerage commissions of $[  ] to one broker-dealer with respect to research services provided by third parties, an amount equal to approximately [  ]% of the brokerage commissions paid by The Merger Fund during the period.  For the fiscal year ended December 31, 2020, WCM Alternatives: Event-Driven Fund paid brokerage commissions of $[  ] to one broker-dealer with respect to research services provided by third parties, an amount equal to approximately [  ]% of the brokerage commissions paid by WCM Alternatives: Event-Driven Fund during the period.  For the fiscal year ended December 31, 2020, WCM Alternatives: Credit Event Fund paid brokerage commissions of $[  ] to one broker-dealer with respect to research services provided by third parties, an amount equal to approximately [  ]% of the brokerage commissions paid by WCM Alternatives: Credit Event Fund during the period. [TO BE UPDATED BY AMENDMENT]

PORTFOLIO TURNOVER

The portfolio turnover rate may be defined as the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio, excluding from both the numerator and the denominator (1) securities with maturities at the time of acquisition of one year or less and (2) short positions.  For each of the last two fiscal years since a Fund’s inception, each Fund’s portfolio turnover rates were as follows*:

	The Merger Fund	WCM Alternatives: Event-Driven Fund	WCM Alternatives: Credit Event Fund
December 31, 2020	[ ]%	[ ]%	[ ]%
December 31, 2019	167%	238%	106%

Each Fund may invest portions of its assets to seek short-term capital appreciation.  A Fund’s investment objective and corresponding investment policies can be expected to cause the portfolio turnover rate to be substantially higher than that of the average equity-oriented investment company.

Merger-arbitrage investments and investments in event-driven opportunities are characterized by a high turnover rate because, in general, a relatively short period of time elapses between the announcement of a reorganization and its completion or termination.  Many mergers and acquisitions are consummated in less than six months, while tender offers are often completed in less than two months.  Liquidations and certain other types of corporate reorganizations usually require more than six months to complete.  Short-term trading involves increased brokerage commissions, which expense is ultimately borne by the shareholders.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Each Fund has selected [   ], as its independent registered public accounting firm.

CUSTODIAN, TRANSFER AGENT, DIVIDEND-PAYING AGENT,
ACCOUNTING SERVICES AGENT AND ADMINISTRATOR

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 is the Funds’ transfer agent and dividend-paying agent.  U.S. Bank, N.A. (“U.S. Bank”), Custody Operations, 1555 N. Rivercenter Drive, Suite 302, Milwaukee, WI 53102, acts as the Fund’s custodian.  Fund Services and U.S. Bank are affiliated companies.

The custody services performed by U.S. Bank include maintaining custody of each Fund’s assets, record keeping, processing of portfolio securities transactions, collection of income, special services relating to put and call options and making cash disbursements.  U.S. Bank is also custodian for the IRA Plans and other qualified retirement plans through which certain investors may invest in the Funds.  U.S. Bank takes no part in determining the investment policies of the Funds or in deciding which securities are purchased or sold by a Fund.  The Funds pay U.S. Bank a custodian fee, payable monthly, based on a percentage of the value of each Fund’s assets, plus a fee for each transaction with respect to the Fund’s portfolio securities, which varies depending on the nature of the transaction.  For the fiscal year ended December 31, 2020, The Merger Fund, WCM Alternatives: Event-Driven Fund and WCM Alternatives: Credit Event Fund paid U.S. Bank custodian fees of $[  ], $[  ], and $[  ], respectively.

As the Funds’ transfer agent and dividend-paying agent, Fund Services provides services that include:  performing customary transfer agent functions; making dividend and distribution payments; administering shareholder accounts in connection with the issuance, transfer and redemption of each Fund’s shares; performing related record keeping services; answering shareholders’ correspondence; mailing reports, proxy statements, confirmations and other communications to shareholders; and filing tax information returns.  For the fiscal year ended December 31, 2020, The Merger Fund, WCM Alternatives: Event-Driven Fund, and WCM Alternatives: Credit Event Fund paid Fund Services transfer agent and shareholder servicing agent fees of $[  ], $[  ], and $[  ], respectively.

Fund Services also serves as the Funds’ accounting services agent and Fund Administrator.  As such, Fund Services provides a variety of administrative and accounting services to the Funds, such as accounting relating to the Funds’ portfolio and portfolio transactions, the determination of NAV and pricing of each Fund’s shares of beneficial interest, and maintaining the books of account of the Funds.  Accounting services for the Funds are provided pursuant to a separate agreement with Fund Services.  The Funds pay Fund Services a percentage of the value of each Fund’s assets.  For the fiscal year ended December 31, 2020, The Merger Fund, WCM Alternatives: Event-Driven Fund, and WCM Alternatives: Credit Event Fund paid Fund Services accounting fees of $[  ], $[  ], and $[  ], respectively.

Under the Fund Administration Servicing Agreement, Fund Services maintains the books, accounts and other documents required by the 1940 Act; prepares each Fund’s financial statements and tax returns; prepares certain reports and filings with the SEC; furnishes statistical and research data, clerical, accounting and bookkeeping services and office supplies; and generally assists in all aspects of each Fund’s operations.  Fund Services, as Administrator, furnishes office space and all necessary office facilities, equipment and executive personnel for performing the services required pursuant to the agreement.  For the foregoing, each Fund pays Fund Services a fee, payable monthly, based on a percentage of the Fund’s average daily net assets.  For the fiscal year ended December 31, 2020, The Merger Fund, WCM Alternatives: Event-Driven Fund, and WCM Alternatives: Credit Event Fund paid Fund Services administration fees of $[  ], $[  ] and $[  ], respectively.  The Funds also reimburse Fund Services for all out-of-pocket expenses.

Additional Payments For Other Services. The Funds may make payments to financial intermediaries for sub-administration, sub-transfer agency, or other shareholder services with respect to the Funds. Those payments are referred to below as “Services Payments.” These financial intermediaries are firms that, for compensation, provide certain administrative and account maintenance services to mutual fund shareholders. These financial intermediaries may include, among others, brokers, financial planners or advisers, banks (including bank trust departments), retirement plan and qualified tuition program administrators, third-party administrators, and insurance companies.

In some cases, a financial intermediary may hold its clients’ shares of a Fund in nominee or street name. Financial intermediaries may provide shareholder services, which may include, among other things: processing and mailing trade confirmations, periodic statements, prospectuses, annual and semiannual reports, shareholder notices, and other SEC-required communications; processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations.

 The compensation paid by the Funds or by Compass, the Adviser or their affiliates to an intermediary is typically paid continually over time, during the period when the intermediary’s clients hold investments in the Funds. The amount of continuing compensation paid to different financial intermediaries varies. In addition, the Funds, Compass, the Adviser and their affiliates may also make payments to financial intermediaries to offset the cost associated with processing transactions in Fund shares or to pay financial intermediaries one-time charges for setting up access for the Funds on particular platforms, as well as transaction fees, or per position fees.  For the fiscal year ended December 31, 2020, The Merger Fund paid Service Payments of $[  ] and $[  ] in respect of Investor Class shares and Institutional Class shares, respectively. WCM Alternatives: Event-Driven Fund paid Services Payments of $[  ] and $[  ] in respect of Investor Class and Institutional Class shares, respectively.   WCM Alternatives: Credit Event Fund paid Service Payments of $[  ] and $[  ] in respect of Investor Class and Institutional Class shares, respectively.

COUNSEL

The firm of Ropes & Gray LLP, 1211 Avenue of the Americas, New York, New York 10036, is counsel to the Funds.

EXPERTS

The financial statements of the Funds have been audited by [  ], an independent registered public accounting firm, which serves as the Funds’ experts in accounting and auditing.    Such financial statements, including the notes thereto and the report of the Funds’ independent registered public accounting firm thereon, are incorporated herein by reference to the Annual Report of The Merger Fund, WCM Alternatives: Event-Driven Fund and WCM Alternatives: Credit Event Fund dated December 31, 2020.

FINANCIAL STATEMENTS

For The Merger Fund, WCM Alternatives: Event-Driven Fund, and WCM Alternatives: Credit Event Fund, the statements of assets and liabilities, including the schedule of investments as of December 31, 2020, the related statements of operations for the fiscal year ended December 31, 2020, statements of changes in net assets for the fiscal years ended December 31, 2020 and December 31, 2019, as applicable, the financial highlights, and notes to the financial statements and the independent registered public accounting firm’s report to the Trustees and shareholders of the Funds dated [  ], 2021 (included in the Funds’ Annual Report) are incorporated herein by reference.  A copy of The Merger Fund’s, WCM Alternatives: Event-Driven Fund’s, and WCM Alternatives: Credit Event Fund’s Annual Report may be obtained without charge from Fund Services by calling 1-800-343-8959.

APPENDIX A

Description of Moody’s Investors Service and S&P Global Ratings

The ratings of securities in which the Funds may invest will be measured at the time of purchase and, to the extent a security is assigned a different rating by one or more of the various rating agencies, the Adviser may use the highest rating assigned by any agency. The Adviser will not necessarily sell an investment if its rating is reduced. The following rating services describe rated securities as follows:

Moody’s Investors Service

Global Long-Term Rating Scale

Aaa - Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa - Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A - Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa - Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba - Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B - Obligations rated B are considered speculative and are subject to high credit risk.

Caa - Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca - Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C - Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

Note: For more information on long-term ratings assigned to obligations in default, please see the definition “Long-Term Credit Ratings for Defaulted or Impaired Securities” in the Other Definitions section of Moody’s Rating Symbols and Definitions publication.

* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid rid security indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Global Short-Term Rating Scale

P-1 - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Short-Term Obligation Ratings

MIG 1 - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

S&P Global Ratings

Long-Term Issue Credit Ratings

AAA - An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA - An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A - An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB - An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB; B; CCC; CC; and C - Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB - An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B - An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC - An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC - An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C - An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D - An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

Note: Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Municipal Short-Term Note Ratings

SP-1 - Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 - Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 - Speculative capacity to pay principal and interest.

D – D is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Short-Term Issue Credit Ratings

A-1 - A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2 - A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3 - A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B - A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitments.

C - A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D - A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

WESTCHESTER CAPITAL FUNDS

PART C

OTHER INFORMATION

Item 28.     Exhibits

(a)	Amended and Restated Agreement and Declaration of Trust. (Previously filed as Exhibit (a) to Pre-Effective Amendment No. 1 to the Registration Statement.)

(i) Amendment No. 1 to Amended and Restated Agreement and Declaration of Trust. (Previously filed as Exhibit (a)(i) to Post-Effective Amendment No. 7 to the Registration Statement.)

(b)	Bylaws of Registrant. (Previously filed as Exhibit (b) to the Registration Statement.)

(c)	None.

(d)
(i) Investment Advisory Agreement for WCM Alternatives: Event-Driven Fund and WCM Alternatives: Credit Event Fund. (Previously filed as Exhibit (d)(i) to Post-Effective Amendment No. 13 to the Registration Statement.)

(1) Amended and Restated Expense Waiver and Reimbursement Agreement for WCM Alternatives: Event-Driven Fund. (Previously filed as Exhibit (d)(i)(1) to Post-Effective Amendment No. 18 to the Registration Statement.)

(2) Expense Waiver and Reimbursement Agreement for WCM Alternatives: Credit Event Fund. (Previously filed as Exhibit (d)(i)(2) to Post-Effective Amendment No. 13 to the Registration Statement.)

(e)
Distribution Agreement between Registrant and Compass Distributors, LLC, dated as of February 4, 2019. (Previously filed as Exhibit (e) to Post-Effective Amendment No. 15 to the Registration Statement.)

(f)	Not Applicable.

(g)	Custody Agreement between Registrant and U.S. Bank National Association, dated as of July 30, 2013. (Previously filed as Exhibit (g) to Pre-Effective Amendment No. 2 to the Registration Statement.)

(i) First Amendment to the Custody Agreement between Registrant and U.S. Bank National Association, dated as of January 1, 2017. (Previously filed as Exhibit (g)(i) to Post-Effective Amendment No. 7 to the Registration Statement.)

(ii) Second Amendment to the Custody Agreement between Registrant and U.S. Bank National Association, dated as of November 17, 2017. (Previously filed as Exhibit (g)(ii) to Post-Effective Amendment No. 13 to the Registration Statement.)

(iii) Form of Amendment to the Custody Agreement between Registrant and U.S. Bank National Association, dated as of January1, 2019. (Previously filed as Exhibit (g)(iii) to Post-Effective Amendment No. 16 to the Registration Statement.)

(h)	Other Material Contracts

1. Form of Transfer Agent Servicing Agreement – (Previously filed as Exhibit (h)(1) to Pre-Effective Amendment No. 2 to the Registration Statement.)

(i) First Amendment to the Transfer Agent Servicing Agreement. (Previously filed as Exhibit (h)(1)(i) to Post-Effective Amendment No. 7 to the Registration Statement.)

(ii) Second Amendment to the Transfer Agent Servicing Agreement. (Previously filed as Exhibit (h)(1)(ii) to Post-Effective Amendment No. 13 to the Registration Statement.)

(iii) Form of Amendment to the Transfer Agent Servicing Agreement. ((Previously filed as Exhibit (h)(1)(iii) to Post-Effective Amendment No. 16 to the Registration Statement.)

2. Form of Fund Accounting Servicing Agreement – (Previously filed as Exhibit (h)(2) to Pre-Effective Amendment No. 2 to the Registration Statement.)

(i) First Amendment to the Fund Accounting Servicing Agreement. (Previously filed as Exhibit (h)(2)(i) to Post-Effective Amendment No. 7 to the Registration Statement.)

(ii) Second Amendment to the Fund Accounting Servicing Agreement. (Previously filed as Exhibit (h)(2)(ii) to Post-Effective Amendment No. 13 to the Registration Statement.).

(iii) Form of Amendment to the Fund Accounting Servicing Agreement. (Previously filed as Exhibit (h)(2)(iii) to Post-Effective Amendment No. 16 to the Registration Statement.)

3. Form of Fund Administration Servicing Agreement – (Previously filed as Exhibit (h)(3) to Pre-Effective Amendment No. 2 to the Registration Statement.)

(i) First Amendment to the Fund Administration Servicing Agreement. (Previously filed as Exhibit (h)(3)(i) to Post-Effective Amendment No. 7 to the Registration Statement.)

(ii) Second Amendment to the Fund Administration Servicing Agreement. (Previously filed as Exhibit (h)(3)(ii) to Post-Effective Amendment No. 13 to the Registration Statement.)

(iii) Form of Amendment to the Fund Administration Servicing Agreement. (Previously filed as Exhibit (h)(3)(iii) to Post-Effective Amendment No. 16 to the Registration Statement.)

4. Powers of Attorney – (Previously filed as Exhibit (h)(5) to Pre-Effective Amendment No. 1 to the Registration Statement.)

(i)	(i) Opinion and Consent of Counsel with respect to WCM Alternatives: Event-Driven Fund – (Previously filed as Exhibit (i) to Pre-Effective Amendment No. 2 to the Registration Statement.)

(ii) Opinion and Consent of Counsel with respect to WCM Alternatives: Credit Event Fund – (Previously filed as Exhibit (i)(ii) to Post-Effective Amendment No. 11 to the Registration Statement.)

(j)	Consent of Independent Registered Public Accounting Firm – (To be filed by amendment.).

(k)	Not Applicable.

(l)	Form of Subscription Agreement – (Previously filed as Exhibit (l) to Pre-Effective Amendment No. 2 to the Registration Statement.)

(m)	Registrant’s Investor Class Shares Distribution Plan – (Previously filed as Exhibit (m) to Pre-Effective Amendment No. 2 to the Registration Statement.)

(n)	Registrant’s Multi Class Plan – (Previously filed as Exhibit (n) to Pre-Effective Amendment No. 2 to the Registration Statement.)

(o)	RESERVED.

(p)
Joint Code of Ethics of Westchester Capital Management, LLC, Westchester Capital Partners, LLC, The Merger Fund, The Merger Fund VL, and Westchester Capital Funds – (Previously filed as Exhibit (d)(i)(1) to Post-Effective Amendment No. 18 to the Registration Statement.).

Item 29.    Persons Controlled by or Under Common Control with Registrant.

Inapplicable.

Item 30.    Indemnification.

Reference is made to Article VIII, Sections 1 through 4, of the Registrant’s Amended and Restated Agreement and Declaration of Trust (“Declaration of Trust”), which was previously filed as Exhibit (a) to Pre-Effective Amendment No. 1 to the Registration Statement.

Reference is made to Section 7 of the Distribution Agreement between the Trust and Compass Distributors, LLC, dated as of February 4, 2019.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust’s Declaration of Trust, its Bylaws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Each Trustee has also entered into an Indemnification Agreement with each Trust.  The Indemnification Agreement provides that each Trust shall indemnify and hold harmless a Trustee against any and all expenses actually and reasonably incurred by a Trustee in any proceeding arising out of or in connection with the Trustee’s service to a Trust, to the fullest extent permitted by the relevant Trust’s governing documents and the governing law of the relevant Trust, the Securities Act, the Securities Exchange Act of 1934, and the 1940 Act.

Item 31.   Business and Other Connections of Investment Adviser.

Westchester Capital Management, LLC, the Registrant’s investment adviser, also manages merger-arbitrage accounts for high-net-worth individuals and other institutional investors.  The information required by this Item 31 with respect to each member, officer or partner of Westchester Capital Management, LLC is incorporated by reference to Schedules A and D of Form ADV filed by Westchester Capital Management, LLC pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-72002).

Item 32.   Principal Underwriters.

(a)  Compass Distributors, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	Coho Relative Value Equity Fund, Series of Managed Portfolio Series
2.	Coho Relative Value ESG Fund, Series of Managed Portfolio Series
3.	Evermore Funds Trust
4.	Global Beta ETF Trust
5.	Kellner Merger Fund, Series of Advisors Series Trust
6.	Leuthold Core ETF, Series of Leuthold Funds, Inc.
7.	North Square Investments Trust
8.	Olstein All Cap Value Fund, Series of Managed Portfolio Series
9.	Olstein Strategic Opportunities Fund, Series of Managed Portfolio Series
10.	The Merger Fund
11.	USA Mutuals
12.	Westchester Capital Funds
13.	Wilshire Mutual Funds, Inc.
14.	Wilshire Variable Insurance Trust

(b) The following are the Officers and Manager of the Distributor.  The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Richard J. Berthy	Three Canal Plaza, Suite 100, Portland, ME 04101	President, Treasurer and Manager	None
Mark A. Fairbanks	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Jennifer K. DiValerio	899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312	Vice President	None
Susan K. Moscaritolo	899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312	Vice President and Chief Compliance Officer	None
Jennifer E. Hoopes	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None

 (c) None

Item 33.    Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained at the offices of the Registrant, c/o Westchester Capital Management, LLC, 100 Summit Lake Drive, Valhalla, New York 10595, at the offices of the Registrant’s distributor, Compass Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, at the offices of the Registrant’s transfer agent, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, P.O. Box 701, Milwaukee, Wisconsin 53202, at the offices of the Registrant’s custodian, c/o U.S. Bank, N.A., 1555 N. RiverCenter Drive, Suite 302, Milwaukee, WI 53102, or at Infostore Records Management, 374 Starke Road, Carlstadt, NJ 07072.

Item 34.    Management Services.

Not applicable.

Item 35.    Undertakings.

Not applicable.

NOTICE

A copy of the Declaration of Trust of Westchester Capital Funds is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trust by an officer or Trustee of the Trust in his or her capacity as an officer or Trustee of the Trust and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees or officers of the Trust or shareholders of any series of the Trust individually but are binding only upon the assets and property of the Trust or the respective series.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 (the “Securities Act”) and the Investment Company Act of 1940 (the “1940 Act”), each as amended, the Registrant certifies that it has duly caused this Post-Effective Amendment No. 20 under the Securities Act and Amendment No. 23 under the 1940 Act to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Valhalla and State of New York, on the 16th day of February, 2021.

WESTCHESTER CAPITAL FUNDS

By:	/s/ Roy Behren
Roy Behren
Title:	Co-President; Treasurer and Trustee

By:	/s/ Michael T. Shannon
Michael T. Shannon
Title:	Co-President and Trustee

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 20 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signatures	Title	Date
/s/ Roy Behren Roy Behren	Co-President, Treasurer and Trustee	February 16, 2021
/s/ Michael T. Shannon Michael T. Shannon	Co-President and Trustee	February 16, 2021
/s/ Barry Hamerling* Barry Hamerling	Trustee	February 16, 2021
/s/ Richard V. Silver* Richard V. Silver	Trustee	February 16, 2021
/s/ Christianna Wood* Christianna Wood	Trustee	February 16, 2021
* By: /s/ Roy Behren Roy Behren Attorney-in-Fact**

** Pursuant to Powers of Attorney for each of Barry Hamerling, Richard V. Silver and Christianna Wood filed as Exhibit (h)(5) to Pre-Effective Amendment No. 1 to the Registration Statement filed on August 9, 2013.

EXHIBIT INDEX

Exhibit Number	Description